UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Schroders Funds
Annual Report
October 31, 2021

■ Hartford Schroders China A Fund
■ Hartford Schroders Diversified Emerging Markets Fund
■ Hartford Schroders Emerging Markets Equity Fund
■ Hartford Schroders Emerging Markets Multi-Sector Bond Fund
■ Hartford Schroders International Multi-Cap Value Fund
■ Hartford Schroders International Stock Fund
■ Hartford Schroders Securitized Income Fund
■ Hartford Schroders Tax-Aware Bond Fund
■ Hartford Schroders US MidCap Opportunities Fund
■ Hartford Schroders US Small Cap Opportunities Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford Schroders Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. With the exception of Hartford Schroders Diversified Emerging Markets Fund, Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges, and returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses. Fund performance reflected in the Hartford Schroders Diversified Emerging Markets Fund's Manager Discussion reflects the returns of the Fund's Class SDR shares.

Hartford Schroders China A Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 03/31/2020 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (03/31/2020 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	Since Inception[1]
Class A2	15.20%	41.52%
Class A3	8.86%	36.57%
Class C2	14.31%	40.37%
Class C4	13.31%	40.37%
Class I2	15.45%	41.84%
Class Y2	15.57%	41.93%
Class F2	15.63%	42.03%
Class SDR[2]	15.70%	42.09%
MSCI China A Onshore Index (Net)	16.66%	34.16%

[1]	Inception: 03/31/2020
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	4.30%	1.45%
Class C	5.08%	2.25%
Class I	4.01%	1.15%
Class Y	3.95%	1.11%
Class F	3.85%	0.99%
Class SDR	3.85%	0.99%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

2

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Manager
Hartford Schroders China A Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Jack Lee, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders China A Fund returned 15.20%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the MSCI China A Onshore Index (Net), which returned 16.66% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 8.75% average return of the Lipper China Region peer group, a group of funds with investment strategies similar to those of the Fund, during the period.
Why did the Fund perform this way?
Despite the ongoing tensions with the U.S., Chinese equities rose higher in the final months of 2020 as optimism about the new coronavirus vaccines boosted sentiment. In 2021, the Chinese equity market started off very strongly, powered by elevated retail trading as well as a surge of buying in the Hong Kong market through Southbound Stock Connect, a platform that allows investors in mainland China to buy Hong Kong stocks. However, the last six weeks of the first quarter of 2021 saw a reversal of almost all these gains as U.S. bond yields rose sharply. Bond yields globally remained very low by any historical standards as of the end of the period, and increases reflected, in large part, a healthier outlook for the economy. Even so, the speed of the rise and the heightened volatility of the fixed-income markets, generally, have unnerved investors. The market recovered a little bit in the second quarter of 2021, on the back of solid 2020/21 earnings. A temporal weakness in the U.S. dollar also lent support to China equities given their historical negative correlation. Investors also rotated from value equities back to growth equities during the second quarter as they started to price in the potential earnings upside in the first half of 2021. Overall, the Chinese equity market was stable and quiet ahead of the Chinese Communist Party’s 100th anniversary. The market, however, turned weaker entering into the third quarter of 2021, which was partially due to concerns over the ability of real estate company Evergrande to service its debts. The Evergrande situation sparked global investor concerns over potential spill-over risks. Market concerns over inflation and the outlook for interest rates also dampened investor confidence during the quarter. Overall sentiment towards China also weakened due to the government’s regulatory crackdown, which affected various sectors from education to technology to entertainment. The weakness in macroeconomic data did not help the situation. Lastly, power outages in China and the rationing of energy also spooked investors, which negatively affected production of key commodities.
During the period, the Fund underperformed the MSCI China A Onshore Index (Net). Stock selection was negative, with particular weakness in the Materials, Industrials and Consumer Staples sectors.
Sector allocation helped partially offset these negative impacts, driven by the Fund’s underweight exposure to the Consumer Staples and Financials sectors, and an overweight exposure to the Materials sector.
At the stock level, battery component maker Shenzhen Senior Technology, a holding in the Fund during the period, and battery manufacturer EVE Energy, another holding in the Fund during the period, both traded higher alongside other electric vehicle (EV) related names as investment sentiment for EV improved. Xiamen Faratronic, a holding in the Fund during the period, rose higher on the back of strong demand for its EV and solar-related products.
Conversely, Chinese insurer Ping An, a holding in the Fund during the period, was a key detractor from relative performance due to continued weakness in demand recovery and continued correction in share price after its very sharp rally from November 2020 lows. Another major detractor from relative returns was Mango Excellent Media, a holding in the Fund during the period, as the regulatory tightening on the China internet sector impacted the overall sentiment concerning the online entertainment sector. Lastly, the Fund’s underweight to Contemporary Amperex Technology Co., Limited (CATL), an EV battery manufacturer, detracted from performance as the stock outperformed on strong EV sentiment and expectation of EV battery price increase.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe China is unlikely to reopen its border given its zero-tolerance stance regarding the coronavirus pandemic. In our view, recovery of the consumer market will be supported mainly by domestic consumption, which will likely pick up when the coronavirus pandemic eases on the back of strict measures and high vaccination rates. On the other hand, we believe that the producer price index (PPI) inflation may peak in the first half of 2022 thanks to industrial normalization globally and a relatively high base comparison from last year. Overall supply chain improvement is also expected in 2022, as we do not expect any severe lockdown in any major economies. Alleviated PPI pressure is favorable to mid and downstream players, in our view. More importantly, select consumer names with strong brand power may be able to pass through the high input cost to end consumers amid a better consumption environment. We believe that 2022 could be a better year for high-quality consumer names. On the investment side, we expect new infrastructure and green-related capital expenditures to be the key areas of growth. They are also in line with the policy direction of China. We believe traditional

3

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

infrastructure investment may increase modestly on the back of more supportive fiscal policy next year, but we do not expect a massive jump as local Chinese governments will also need to follow the country’s broader deleveraging efforts. On the other hand, we believe that the slowdown in real estate investment is likely to continue given the ongoing real estate market deleveraging.
Policy direction is clear, in our view, with deleveraging and narrowing income disparity being the top priority. While we believe that policy could be cyclical and the government will provide support when necessary, we do not expect very loose macro policies as we believe a structural shift in economic drivers and de-risking are still at the top of the agenda. Although we have not yet seen significant improvements in U.S.-China relations since President Biden was elected, we do not see any major deterioration either. These countries also have expressed openness to resume conversations. A silver lining amid the tensions is that the U.S. may lower the tariffs previously imposed on China, in a bid to lower its own inflationary pressures. Nonetheless, we believe China will continue to promote domestic consumption, research and development localization, and import substitution in the face of the heightened geopolitical tensions.
The correction in Chinese equities in 2021, which has seen valuations for many popular names pull back sharply from previously elevated levels, are resulting in more interesting opportunities in a variety of sectors in our view. We believe the current valuations of the Chinese equity market are healthy and may help mitigate downside risk amid the still challenging macroeconomic environment in 2022. In terms of strategy, we will seek to continue to maintain a healthy level of diversification within the Fund and adhere to a selective approach. As of the end of the period, we continued to stick to sectors that we believe will be helped by current policies and seek to invest in companies that have strong brands or execution capabilities that should grow amid the challenging market.
The key risks we see as of the end of the period are faster-than-expected monetary tightening in the U.S., no improvement in China’s coronavirus situation, and massive contagion from the real estate market fallout in China.
As of the end of the period, the Fund’s largest overweights relative to the MSCI China A Onshore Index (Net) were the Consumer Discretionary and Materials sectors, and the Fund’s largest underweight remained the Financials sector relative to the MSCI China A Onshore Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund invests in China A shares through Stock Connect, which is subject to a number of restrictions that may affect the Fund’s investments and returns. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. Focusing investments in China subjects the Fund to more volatility and greater risk of loss than a fund with more geographically diverse investments. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets, such as China. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.2%
Consumer Discretionary	16.2
Consumer Staples	8.7
Financials	12.1
Health Care	11.2
Industrials	11.7
Information Technology	14.9
Materials	18.5
Real Estate	1.6
Total	97.1%
Short-Term Investments	1.0
Other Assets & Liabilities	1.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
4

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 09/30/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $5,000,000 Investment (09/30/2021 - 10/31/2021)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR.
Cumulative Total Returns
for the Period Ending 10/31/2021
Since Inception[1]
Class SDR	1.00%
MSCI Emerging Markets Index (Net)	0.99%

[1]	Inception: 09/30/2021
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using Class SDR's net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. The share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class SDR	0.99%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 9/30/2022 unless the Fund’s Board of Directors approves an earlier termination. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

5

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Hartford Schroders Diversified Emerging Markets Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Gordon Huang
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Diversified Emerging Markets Fund returned 1.00% from the Fund’s commencement of investment operations on September 30, 2021 through October 31, 2021, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 0.99% for the same period. For the same period, the Class SDR shares of the Fund underperformed the 1.30% average return of the Lipper Emerging Markets Fund peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After poor performance during the third quarter of 2021, emerging-markets equities finished October 2021 modestly higher, as measured by the MSCI Emerging Markets Index (Net), buoyed by both stronger commodity prices and the ongoing recovery in Chinese equities, as recent concerns around the Chinese property sector eased slightly. In particular, this rebound was focused on the largest internet and e-commerce equities, which have been under pressure following regulatory action earlier in 2021.
Recent investor concerns around potential contagion from Evergrande, a Chinese real estate company, eased after the property developer made interest payments that had been missed in September. Chinese equities rose during the period, with the largest internet companies leading the market higher, partially retracing some of the losses posted earlier in 2021. Elsewhere in Asian emerging markets, equities generally advanced with Indian and South Korean equities being the only two regions to see declines over the period due to weak quarterly earnings and profit-taking.
Latin American markets also faced weakness over the period led by ongoing volatility in Brazil driven by concerns surrounding the fiscal outlook. The standout in the region was Peru, which experienced a strong recovery after losses in recent months driven by investor concerns about fiscal policy eased. In contrast, Emerging Europe, the Middle East and Africa, advanced over the month, with mixed results at a country level. Egypt led the way, as sentiment was boosted by accelerating growth, while Russia outperformed due to higher energy prices. The laggard in the region was the Czech Republic, which modestly declined following solid gains in recent months.
Against this backdrop, the Fund ended October modestly ahead of the MSCI Emerging Markets Index (Net). While the regulatory pressure on many of the largest Chinese equities abated somewhat, the partial recovery observed during the month was tentative at best. The Fund’s overweight positions relative to the MSCI Emerging Markets Index (Net) were nevertheless positive, largely thanks to an overweight position in Chinese e-commerce company JD.com with smaller contributions from Tencent and Alibaba. Being underweight in Meituan was a reasonable headwind although relative underweights in underperforming China Construction Bank and Vale partially offset this. Another detractor from performance was the ongoing weakness in South Korea’s Samsung. While the company delivered robust results, investors remained concerned that memory prices may have peaked after three quarters of increases. Outside of the largest equities, good stock selection in Taiwanese technology (semiconductors in particular) and holdings in Polish and Indonesian banks were also supportive to the Fund’s performance, as was the Fund’s broad-based avoidance of Brazilian equities, which lagged well behind the broader MSCI Emerging Markets Index (Net).
During the period, the Fund favored Asian markets outside of China, namely South Korea and Taiwan, while being underweight in Europe, the Middle East and Africa, as well as Latin America. This was predominantly due to an underweight exposure to Russia and Brazil where we found fewer attractive opportunities on environmental grounds. China’s weakness in recent months started to create some more attractive prospects, but when balanced against the potential for further regulatory intervention by the Chinese authorities, we remained cautious during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, global liquidity growth has continued to fall, and the U.S. Federal Reserve (Fed) is expected to begin tapering its bond purchases at the end of 2021. Persistent bottlenecks and energy price increases mean that inflation is proving more persistent than previously expected. Combined with fiscal drag, we believe we could be moving into a stagflationary environment in the near term, which is characterized by a simultaneous increase in inflation and unemployment with sluggish economic growth.

6

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

From a Chinese policy standpoint, the lagging effects of previous monetary policy tightening are now taking effect; the credit impulse turned negative in the fourth quarter of 2020 and typically impacts economic activity with a nine-month lag. There has also been broad-based regulatory action. A combination of tighter liquidity and regulation has fed through to a slowdown in activity in the Real Estate sector, which is a material share of China’s gross domestic product (GDP) and will likely serve as a drag on near-term economic growth. More recently, energy shortages have added to economic pressure in China. Meanwhile, valuations and margins in the U.S. look relatively elevated. Should there be a material decline, we believe this is likely to impact other markets including emerging markets, even if their valuations are less expensive. Positioning within emerging-markets equities is also relatively extended after strong net inflows in the past twelve months, while levels of retail participation are high.
We do not anticipate that the Fed will pivot its policy approach in the near term. However, in China, the prospect of policy easing over the coming months is increasing given current economic conditions and a likely desire for benign economic conditions ahead of the Chinese Communist Party’s 20th Party Congress in October 2022. We may also see an easing in regulatory news flow and action. Coronavirus vaccine penetration across emerging markets has improved markedly, which we believe may support normalization and reduce the likelihood of further Covid-driven restrictions or economic impediments. We believe this may positively impact growth and address supply chain bottlenecks. We believe that aggregate emerging markets valuations are full compared to historical levels, but relatively cheap versus developed markets. We believe the Fed taper and a further rise in bond yields and the U.S. dollar will likely be challenging, but emerging markets are expected to be more resilient to a Fed taper than they have been historically. We believe that emerging-markets currencies are generally cheap and real yields relatively attractive.
As of the end of the period, we are cautious in the near term but continue to watch for signs of Chinese stimulus or an easing in the regulatory or administrative burden. The Fund’s style factor exposure, in terms of Growth versus Value, continues to be relatively neutral, but with an overweight to Quality, as of the end of the period. We remain cautious with regard to the outlook for China, but to a slightly lesser degree than last month given that we believe we may be reaching an inflection point for policy support.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Applying sustainability criteria to the investment process may result in foregoing certain investments and under performance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.6%
Consumer Discretionary	14.1
Consumer Staples	3.7
Energy	2.4
Financials	15.0
Health Care	3.9
Industrials	5.0
Information Technology	24.6
Materials	6.4
Real Estate	2.2
Utilities	0.9
Total	87.8%
Short-Term Investments	11.2
Other Assets & Liabilities	1.0
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	17.47%	10.89%	6.00%
Class A2	11.02%	9.65%	5.40%
Class C1	16.77%	10.15%	5.75%
Class C3	15.77%	10.15%	5.75%
Class I1	17.82%	11.15%	6.24%
Class R3[1]	17.27%	10.71%	6.02%
Class R4[1]	17.57%	11.02%	6.17%
Class R5[1]	17.87%	11.21%	6.26%
Class Y1	17.88%	11.30%	6.30%
Class F1	18.05%	11.32%	6.32%
Class SDR[1]	18.02%	11.34%	6.36%
MSCI Emerging Markets Index (Net)	16.96%	9.39%	4.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Effective as of the close of business on 04/15/2021, the Fund was closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

8

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.53%	1.53%
Class C	2.16%	2.16%
Class I	1.25%	1.25%
Class R3	1.79%	1.79%
Class R4	1.49%	1.49%
Class R5	1.19%	1.19%
Class Y	1.17%	1.17%
Class F	1.08%	1.08%
Class SDR	1.07%	1.07%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Hartford Schroders Emerging Markets Equity Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
Robert Davy
Portfolio Manager
James Gotto
Portfolio Manager
Waj Hashmi, CFA
Portfolio Manager
Nicholas Field
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned 17.47%, before sales charge, for the twelve-month period ended October 31, 2021 compared to the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 16.96% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 22.66% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.
Why did the Fund perform this way?
Global equities, as measured by the MSCI ACWI Index (Net), recorded a robust return over the twelve-month period ended October 31, 2021, as progress in the transition out of the global coronavirus pandemic continued, underpinned by the discovery and subsequent distribution of vaccines. With growth and inflation picking up, the focus on the timing of policy normalization from major global central banks intensified. The U.S. Federal Reserve (Fed) made no change to monetary policy, but towards the end of the period indicated that the conditions for tapering its bond purchases are close to being met, and that this could begin as soon as November 2021. The MSCI Emerging Markets Index (Net) returned 16.96% but underperformed the MSCI World Index, which was up 40.42%.
The emerging European markets of the Czech Republic, Hungary, and Russia generated the strongest gains, led higher by companies in the Banking and Energy sectors. The strong recovery in oil and gas prices was particularly beneficial for Russia, as well as for other net exporters such as Saudi Arabia, the United Arab Emirates (UAE), Colombia, and Kuwait, all of which outperformed during the period. India recorded a strong gain despite a severe second wave of coronavirus cases. The economy subsequently began to recover while vaccinations picked up. Mexico outperformed during the period as the macroeconomic outlook improved. The strong rebound in U.S. economic growth, Mexico’s key trade partner, was beneficial, and supported robust flows of remittances from Mexicans living in the U.S. The rebound in materials prices was supportive of net exporters such as South Africa, while South Korea and Taiwan both finished ahead of the MSCI Emerging Markets Index (Net), aided by strong performance from Information Technology equities.

9

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

By contrast, China finished in negative territory and was the weakest market in the MSCI Emerging Markets Index (Net) during the period. After the strong post-lockdown market and macroeconomic recovery in 2020, regulatory actions in China were the initial cause of market weakness. These were compounded by the re-imposition of some coronavirus pandemic restrictions and supply chain disruption in August, worries about possible systemic financial system risks stemming from the potential collapse of real estate developer Evergrande, and power shortages. Pakistan underperformed as MSCI announced its reclassification to frontier markets status, which will occur in November 2021. Egypt recorded a negative return owing to weakness from Commercial International Bank. Peru lagged with equities and the sol falling sharply as leftist Pedro Castillo was unexpectedly elected president. The Philippines, Chile, and Brazil recorded solid gains but finished behind the MSCI Emerging Markets Index (Net).
Both country allocation and stock selection were positive contributors to relative performance. On a country basis, the Fund’s relatively underweight allocations to Thailand and Indonesia, both of which underperformed, and its overweight positions to Korea and South Africa, both of which outperformed, all contributed positively to relative returns. This was somewhat offset by the overweight position to Brazil, which underperformed, as well as the Fund’s underweight position to Saudi Arabia, which outperformed, detracting from relative returns. Stock selection was positive in China (overweight Li Ning and Great Wall Motor), Korea (overweight SK Hynix and Samsung SDI), South Africa (overweight FirstRand and Impala Platinum), Taiwan (overweight Delta Electronics and ASE), Russia (overweight Novatek; underweight Polymetal), and Argentina (underweight Adecoagro and Telec Argentina). Conversely, stock selection was negative in Greece (underweight OPAP; overweight Hellenic Telecom).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, global liquidity growth has continued to fall and the U.S. Federal Reserve (Fed) is expected to begin tapering its bond purchases at the end of 2021. Persistent bottlenecks and energy price increases mean that inflation is proving more persistent than previously expected. Combined with fiscal drag, we believe we could be moving into a stagflationary environment in the near term, which is characterized by a simultaneous increase in inflation and unemployment with sluggish economic growth.
From a Chinese policy standpoint, the lagging effects of previous monetary policy tightening are now taking effect; the credit impulse turned negative in the fourth quarter of 2020 and typically impacts economic activity with a nine-month lag. There has also been broad-based regulatory action. A combination of tighter liquidity and regulation has fed through to a slowdown in activity in the Real Estate sector, which is a material share of China’s gross domestic product (GDP) and will likely serve as a drag on near-term economic growth. More recently, energy shortages have added to economic pressure in China. Meanwhile, valuations and margins in the U.S. look relatively elevated. Should there be a material decline, we believe this is likely to impact other markets including emerging markets, even if their valuations are less expensive. Positioning within emerging-markets equities is also relatively extended after strong net inflows in the past twelve months, while levels of retail participation are high.
We do not anticipate that the Fed will pivot its policy approach in the near term. However, in China, the prospect of policy easing over the coming months is increasing given current economic conditions and a likely desire for benign economic conditions ahead of the Chinese Communist Party’s 20th Party Congress in October 2022. We may also see an easing in regulatory news flow and action. Coronavirus vaccine penetration across emerging markets has improved markedly, which we believe may support normalization and reduce the likelihood of further Covid-driven restrictions or economic impediments. We believe this may positively impact growth and address supply chain bottlenecks. We believe that aggregate emerging markets valuations are full compared to historical levels, but relatively cheap versus developed markets. We believe the Fed taper and a further rise in bond yields and the U.S. dollar will likely be challenging, but emerging markets are expected to be more resilient to a Fed taper than they have been historically. We believe that emerging-markets currencies are generally cheap and real yields relatively attractive.
As of the end of the period, we are cautious in the near term but continue to watch for signs of Chinese stimulus or an easing in the regulatory or administrative burden. The Fund’s style factor exposure, in terms of Growth versus Value, continues to be relatively neutral, but with an overweight to Quality, as of the end of the period. We remain cautious with regard to the outlook for China, but to a slightly lesser degree than last month given that we believe we may be reaching an inflection point for policy support. As of the end of the period, we maintained a slightly higher cash position in the Fund.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
10

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.1%
Consumer Discretionary	16.9
Consumer Staples	6.0
Energy	4.8
Financials	22.7
Health Care	3.4
Industrials	1.5
Information Technology	25.2
Materials	5.4
Real Estate	0.9
Utilities	0.8
Total	98.7%
Short-Term Investments	1.6
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 06/25/2013 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.
Comparison of Change in Value of $10,000 Investment (06/25/2013 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	Since Inception[1]
Class A2	4.92%	2.35%	2.68%
Class A3	0.17%	1.41%	2.12%
Class C2	4.15%	1.55%	2.28%
Class C4	3.15%	1.55%	2.28%
Class I2	5.06%	2.61%	2.92%
Class R3[2]	4.60%	2.31%	2.74%
Class R4[2]	4.92%	2.51%	2.86%
Class R5[2]	5.11%	2.62%	2.93%
Class Y2	5.11%	2.67%	2.96%
Class F2	5.29%	2.65%	2.94%
Class SDR[2]	5.22%	2.69%	3.01%
JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted	3.54%	3.79%	3.89%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

12

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.41%	1.15%
Class C	2.23%	1.90%
Class I	1.05%	0.90%
Class R3	1.70%	1.45%
Class R4	1.40%	1.15%
Class R5	1.10%	0.85%
Class Y	1.09%	0.85%
Class F	0.98%	0.75%
Class SDR	0.98%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Hartford Schroders Emerging Markets Multi-Sector Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Fernando Grisales, CFA
Portfolio Manager
Autumn Graham
Portfolio Manager
Abdallah Guezour
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned 4.92%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, which returned 3.54% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 5.04% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund, during the period.
Why did the Fund perform this way?
Emerging-markets debt, as measured by the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, returned 3.54% for the twelve-month period ended October 31, 2021. After a strong rally in the fourth quarter of 2020, the resurgence of the coronavirus cases, uncertainty around the rate of recovery, and ensuing shutdowns of economies across the globe triggered another first-quarter sell-off in 2021. A large sell-off in rates during the first quarter of 2021 was also a main driver of emerging markets’ underperformance. Central banks across the globe continued their accommodative monetary policies to increase liquidity in their markets. The recovery was uneven during the period, as concerns lingered about inflation and the possibility of contagion stemming from the Chinese real estate sector.
Security selection in U.S. dollar-denominated corporates was the largest contributor to the Fund’s performance relative to the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted for the period. Names like YPF SA and Huarong Finance helped offset the detraction from performance that came from Alpha Credit and Chinese Real Estate names, which faced various financial stresses. In the third quarter of 2021, the Chinese Real Estate sector detracted from performance in the wake of Chinese real estate company Evergrande’s potential for contagion, but this was offset due to the Fund’s position in Huarong Finance and YPF SA, both of which had strong performance.
Additionally, selection in the Sovereign sector largely contributed positively to relative performance, although to a lesser degree. Ukraine and Oman were among the largest contributors to the Fund’s relative performance for the period, stemming from rising oil prices. El Salvador was among the weakest performers for the period, with concerns that President Bukele’s adversarial tone would jeopardize a much-needed International Monetary Fund (IMF) deal in the third quarter of 2021.

13

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Asset allocation in the Local Currency sector was positive on the whole, largely due to the Fund’s underweight to the sector throughout 2021. The Fund’s underweight to the sector contributed positively to relative performance for the period, as local-currency assets trailed the broader emerging-markets debt sector, returning 0.84% for the period. Local currencies were hindered by a strengthening dollar and rise in rates, which offset positive effects of rising energy prices.
The Fund used foreign exchange (FX) forwards, a type of derivative, for purposes of adding or hedging local currency exposure during the period. These derivatives slightly detracted from relative performance for the period, with FX forwards on the currencies of Poland and Chile among the leading detractors. The Fund also used futures during the period. Futures were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
We have reduced the Fund’s duration overweight against the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted from 0.4 years to flat versus the benchmark as of the end of the period.
What is the outlook as of the end of the period?
As of the end of the period, the market has become focused on the potential for sharply rising short-term interest rates in developed countries, a potential signal that the market thinks these countries are behind the inflation curve. We believe the rise in these interest rates has contributed to emerging market local currency underperformance versus a stable U.S. dollar. By contrast, emerging markets central banks have begun to address the spike in prices but still have much work to do, in our view.
We believe short-term interest rates have accurately reflected expectations for interest-rate increases rather than excessive angst. In our experience, developing markets central banks pursuing tighter monetary policy typically have a negative impact on emerging-market currencies. However, we believe some firmer rhetoric at a minimum that calms interest-rate markets could help emerging markets recover somewhat from their underperformance.
In normal times, returns for EM local investors closely follow the path of the U.S. dollar. However, as of the end of the period, developed markets central banks have delivered mixed messages, with Bank of Canada signaling the potential for interest rate increases as soon as 2022 and cutting the pace of bond purchases, while the European Central Bank (ECB) has continued its accommodative monetary policy. Meanwhile, short-term interest rates in the U.K., Canada and Australia have risen over 60 basis points year to date as of the end of the period, and 30 basis points in the U.S. since September 1, 2021. A stable U.S. dollar and benign equity risk have created substantial challenges for emerging markets.
We believe an upcoming Federal Reserve meeting will be a key test as to whether markets become more comfortable with developed-market central bank responses to the inflation outlook. Should this confidence be regained with some combination of slightly firmer rhetoric and less severe inflation fears, we think emerging markets foreign currency is poised to outperform, absent a significant U.S. dollar rally.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic, and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • The Fund invests in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	39.1%
Foreign Government Obligations	50.3
Total	89.4%
Short-Term Investments	11.9
Other Assets & Liabilities	(1.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 08/30/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	36.00%	6.97%	6.22%
Class A2	28.55%	5.77%	5.63%
Class C1	34.97%	6.15%	5.95%
Class C3	33.97%	6.15%	5.95%
Class I1	36.41%	7.24%	6.51%
Class R3[1]	35.61%	6.62%	6.19%
Class R4[1]	35.96%	6.92%	6.34%
Class R5[1]	36.25%	7.23%	6.49%
Class Y1	36.43%	7.34%	6.54%
Class F1	36.35%	7.33%	6.55%
Class SDR[1]	36.57%	7.35%	6.57%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%
MSCI ACWI ex USA Value Index (Net)	37.09%	6.66%	4.68%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.12%	1.12%
Class C	1.86%	1.86%
Class I	0.85%	0.85%
Class R3	1.48%	1.48%
Class R4	1.18%	1.18%
Class R5	0.86%	0.86%
Class Y	0.86%	0.83%
Class F	0.76%	0.76%
Class SDR	0.76%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers*
Hartford Schroders International Multi-Cap Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Justin Abercrombie
Portfolio Manager
Stephen Langford, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Daniel Woodbridge
Portfolio Manager
*	The Fund supplemented its prospectus on 11/23/2021, which reflected updates to the Fund's portfolio managers. The portfolio managers disclosed in this section are the Fund's portfolio managers as of 10/31/2021. The supplement indicated that effective 4/1/2022, Justin Abercrombie will no longer serve as a portfolio manager to the Fund, and effective 11/23/2021, Daniel Woodbridge no longer serves as a portfolio manager to the Fund. In addition, effective 11/23/2021, Lukas Kamblevicius was added as a portfolio manager to the Fund.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned 36.00%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net), which returned 29.66% for the period, and underperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Value Index (Net), which returned 37.09% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 37.40% average return of the Lipper International Multi-Cap Value peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the course of the twelve-month period ended October 31, 2021, the growth investment style in international markets (as measured by the MSCI ACWI ex USA Growth Index (Net)) lagged the value investment style (as measured by MSCI ACWI ex USA Value Index (Net)) by 15.29%. This value leadership began with the announcements of the Pfizer and Moderna coronavirus vaccines and the results of the U.S. elections in November 2020, which precipitated a rally in the most sold-off cyclical areas of the market such as the Energy and Financials sectors, as well as in the airlines/travel/leisure industries, which had previously been most impacted by the global coronavirus pandemic and resulting restrictions on travel and business worldwide. Optimism about a V-shaped economic recovery carried through to the first quarter of 2021 and into the second quarter of 2021. However, concerns about inflation and the timing of policy support withdrawal from central banks began to creep in mid-year, benefitting higher-quality and more defensive equities. By the third quarter of 2021, worries around slowing economic growth, rising

16

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

inflation, supply-chain disruptions, and ongoing uncertainty in emerging markets (especially China) were front and center, affecting market confidence, although in October 2021 supportive corporate earnings drove a market rebound.
Relative to the MSCI ACWI ex USA Index (Net), the Energy sector was the largest contributor to the Fund’s performance over the period, owing to the Fund’s overweights and out-of-benchmark exposures in higher quality oil and gas names across Europe and Canada. The second-largest contribution was stock selection in Chinese companies within the Consumer Discretionary and Communications sectors, in particular underweights or zero-weights in Alibaba, Meituan, Tencent, and other large e-commerce names, as well as zero-weights to for-profit education companies, which became the target of Chinese regulatory pressure. Another area of particular strength was in the Industrials sector, especially in Taiwan and Korea, where marine freight names (Evergreen, Wan Hai, HMM) benefited from bottlenecks in the supply chain and increased shipping prices in the ports. In addition to these key contributors, there were positive contributions from stock selection in the Utilities, Healthcare and Financials sectors. The only detractors from performance relative to the MSCI ACWI ex USA Index (Net) during the period were the Materials and Technology sectors. The Fund’s overweight in Metals and Mining across Australia, Russia, and South Africa proved challenging as silver and base metals prices struggled in the context of concerns about Chinese demand. In addition, stock selection in the Technology sector detracted from performance, from underweights to expensive names like ASML and Shopify, as well as because of overweights in Korean and Taiwanese semiconductors and hardware names, which were impacted in the summer of 2021 in the context of the regulatory pressure on the Chinese internet sector.
Against the MSCI ACWI ex USA Value Index (Net), the Industrials sector was the largest contributor to performance over the period, via the marine freight overweights noted in the prior paragraph (Evergreen, Wan Hai, HMM, together with Nippon Yusen in Japan). The Fund’s overweights within the Energy sector were a particular area of strength against the MSCI ACWI ex USA Value Index (Net) as well. Underweights to a number of utilities companies that we believed were overpriced and lower-quality in Europe provided another strong contributor to performance, as did the Fund’s exposure to the Consumer Discretionary sector in China (overweight to Great Wall Motor, underweights or zero weights to Alibaba, Nio, Meituan) and exposure to the Communications sector in Japan. On the other hand, just as against the broader MSCI ACWI ex USA Index (Net), the Fund’s overweights in the Materials sector were the largest detractor from performance relative to the MSCI ACWI ex USA Value Index (Net). Another large detractor from performance relative to the MSCI ACWI ex USA Value Index (Net) was an underweight in the Financials sector (the MSCI ACWI ex USA Value Index (Net) had a 30% weighting to this sector as of the end of the period). Many of the banking names (across Canada, Australia, Europe) in which the Fund is underweight or has a zero weight, are very poor quality names with weak balance sheets that we do not believe are good long term investments in our view, despite benefitting from inflationary pressures and expectations for rising interest rates. Other, smaller detractors from performance came from overweights in the pharmaceuticals industry, whose defensive quality characteristics (available at a steep discount to historical norms) were overlooked by investors over this period, as well as from stock selection in the Consumer Staples and Technology sectors.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
With the bulk of the economic rebound from the global coronavirus pandemic now largely discounted as of the end of the period, markets appear to be at a turning point. While at a high level, valuations for global equities do not appear very compelling, this is largely driven by the U.S. market which we believe exhibits the most egregious examples of excessive valuations, particularly in many of the popular equities that have dominated in recent years. We have thought for some time that all of the good news was already in the price, but this may now be something of an understatement. In our view, the withdrawal of policy stimulus and high starting valuations make equities vulnerable to ongoing volatility, particularly given the elevated level of uncertainty around the impact of ongoing supply disruptions.
Consensus estimates for both economic growth and earnings have begun to be revised lower at a time when the risks of inflation overshooting due to both cost-push and demand-pull forces remains uncomfortably high, from our perspective. One mechanism through which this will play out is likely to be via higher bond yields. The relationship between yields and market leadership is, in our view, probably overstated but, based on recent experience, we believe this would provide a more favorable backdrop to value areas such as the Financials and Energy sectors, and would be less favorable to expensive growth equities.
Moderate levels of market volatility, typically associated with swings in sentiment, have historically been a favorable environment for our disciplined approach, which seeks to deliberately exploit overreaction. More importantly, from a strategic perspective, there is still a significant opportunity for many cheaper equities to re-rate, particularly for the higher-quality names that have been left well behind as deeper-value areas of the market have been the new success stories of the year so far. As we approach the first anniversary of the arrival of successful coronavirus vaccines, we believe investors have tended to oscillate between “Value” and “Growth” during this period, effectively bypassing Quality. The Value rally of late 2020/early 2021 may appear to have quickly run out of steam, but it is not unusual for the returns of cheaper equities to be lumpy. We need only look back to the unwinding of the tech bubble of the early 2000s to note that Growth equities (as defined by the MSCI World Index) still outperformed in 40% of months between 2000 and 2005, despite the fact that Value returns bettered Growth by 8.5% on an annualized basis over the period.
Our optimism is predicated on the observation that, so far, we have only experienced a very modest reversion in valuation multiples from the extreme levels observed late last year, with Value as a style remaining at a significant discount to the historical norm. From a tactical perspective, we would also cite many defensive equities across both the Healthcare and Consumer Staples sectors as being
17

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

well-placed in our view to weather a broad range of market scenarios due to their inherent stability and robust profitability, particularly given their unusually attractive valuations by historical standards.
Our focus over the twelve-month period has been the integration of growth and sentiment terms into our stock selection process, which we believe has been beneficial to our quality- and value-oriented investment approach. We also continue to focus on longer-term thematics, most of which have a sustainability focus, along with more detailed industry analysis on the basis that the next few years will be far more nuanced than the recent past, while still maintaining our strategic focus on Value and Quality.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic, and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.7%
Consumer Discretionary	9.2
Consumer Staples	5.5
Energy	8.0
Financials	18.5
Health Care	11.6
Industrials	9.1
Information Technology	9.6
Materials	12.1
Real Estate	1.6
Utilities	2.1
Total	96.0%
Short-Term Investments	3.0
Other Assets & Liabilities	1.0
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
18

Hartford Schroders International Stock Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 12/19/1985 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	34.90%	14.14%	9.42%
Class A2	27.50%	12.86%	8.81%
Class C1	33.80%	13.31%	9.17%
Class C3	32.80%	13.31%	9.17%
Class I1	35.30%	14.46%	9.73%
Class R3[1]	34.34%	14.01%	9.51%
Class R4[1]	34.78%	14.23%	9.61%
Class R5[1]	35.20%	14.47%	9.73%
Class Y1	35.17%	14.51%	9.75%
Class F1	35.36%	14.55%	9.77%
Class SDR[1]	35.31%	14.54%	9.79%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

19

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.12%	1.12%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.46%	1.46%
Class R4	1.15%	1.15%
Class R5	0.87%	0.87%
Class Y	0.82%	0.82%
Class F	0.75%	0.75%
Class SDR	0.75%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Hartford Schroders International Stock Fund’s sub-adviser is Schroder Investment Management North America Inc., and its sub-sub-adviser is Schroder Investment Management North America Limited.
James Gautrey, CFA
Portfolio Manager
Simon Webber, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Stock Fund returned 34.90%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 29.66% for the same period. For the same period, the Class A shares of the Fund, before sales charge, also outperformed the 29.48% average return of the Lipper International Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.
Why did the Fund perform this way?
International equities made very strong gains during the period as news in November 2020 that a successful vaccine had been developed against COVID-19 provided the catalyst for a market rally. Forward momentum was maintained by early and significant progress in the coronavirus vaccine rollout, while prolonged monetary and fiscal stimulus helped offset growing concerns about rising inflation. Investor sentiment was also buoyed by improving earnings generally, although supply chain challenges began to have significant pressure in some parts of the market in the second half of the period.
Stock selection was the key driver of the Fund’s outperformance relative to the MSCI ACWI ex USA Index (Net), with the Fund’s sector weights also additive to performance overall. In aggregate, holdings in the Information Technology sector were the primary contributors to performance during the period. Additionally, semiconductor holdings TSMC, Samsung Electronics, and Infineon Technologies all performed well, benefitting from excellent industry conditions with tight supply, rebounding demand, and resulting pricing power. By extension this environment was supportive of ASML, the Dutch supplier of lithography systems for use in semi-conductor production and a holding of the Fund. Demand was consistently strong for ASML’s extreme ultraviolet (EUV) lithography systems, which are considered to be the key enabler for advancing high-performance computing, allowing semiconductor manufacturers to further shrink chip sizes.
The Fund’s holdings in the Energy and Financials sectors generally outperformed the broader MSCI ACWI ex USA Index (Net) as markets rotated into these sectors early in the period following news of a successful COVID-19 vaccine. Investor appetite for these equities remained elevated throughout much of the period, as the Energy and Financials sectors were helped by rebounding oil prices and expectations for increased interest rates, respectively. In the Energy sector, Royal Dutch Shell, a holding in the Fund, was particularly strong as the company reached an agreement to sell its Permian assets for $9.5 billion in cash, further bolstering the company’s balance sheet and increasing its scope for shareholder distribution, while shrinking its oil business. Equinor was also a leading contributor to the Fund’s performance. In the Financials sector, Spanish multi-national banking group, BBVA, a holding in the Fund, led the way as investors reacted positively to news of the company’s disposal of its U.S. business early in the period.
Chinese internet stocks Alibaba and Tencent proved to be the largest detractors from the Fund’s performance during the period. Both companies came under pressure on concerns of the regulatory environment following the Chinese government’s announcement of hard-line policies on antitrust, internet security, and education. Despite the challenging backdrop, the Fund maintained a reduced position in

20

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Tencent as of the end of the period, as we believe that for China to achieve its innovation goals, it will need to maintain a healthy environment for innovators and investors. While we expect the regulatory environment to remain challenging, we believe that Tencent continues to enjoy a constructive relationship with the regulator, which we believe should help them navigate the changes well. We sold the Fund’s position in Alibaba during the period.
Also detracting from the Fund’s relative performance was the Fund’s holding in German brake maker Knorr-Bremse AG, due to the stock price dropping after rumors leaked that they were looking to acquire Hella, a German automotive lighting group for approximately $7.5 billion. As of the end of the period, we continued to hold the stock in the Fund.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Global equities have achieved strong gains since the end of 2020 as COVID-19 vaccination programs accelerate, economies reopen, and central banks continue to provide monetary support to boost growth. However, concerns over rising inflation, global supply chain problems, high energy prices, and the changing regulatory environment in some countries (particularly China) are coming together to create what we believe is a perfect storm of uncertainty as of the end of the period.
With earnings at elevated levels and increasing pressure on margins, we observe that valuations in many parts of the market are starting to look more vulnerable. We believe this is particularly true among a segment of quality growth companies that have been supported by low interest rates. This cohort of companies that deliver organic growth of approximately 10% yet have a price-to-earnings ratio of 50 or higher are, in our view, the most vulnerable to a reversal and likely to experience the largest declines in their stock prices. Inflationary pressures and the potential for less accommodative monetary policy remain critically important factors that we continue to monitor.
There is growing evidence that rising input costs are leading to price pressures across a range of manufactured goods and services that some may be less “transitory” than originally expected. Against this uncertain backdrop, we seek to maintain a balanced approach and remain focused on companies that have strong pricing power that can pass through rising costs. We also continue to look for companies with good management teams that have a demonstrated track record of consistent execution, as we believe this is the best way to navigate the rising market uncertainty.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.3%
Consumer Discretionary	17.7
Consumer Staples	9.6
Energy	4.5
Financials	17.5
Health Care	10.1
Industrials	18.3
Information Technology	11.3
Materials	1.5
Utilities	2.8
Total	97.6%
Short-Term Investments	2.5
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
21

Hartford Schroders Securitized Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 02/28/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide current income and long-term total return consistent with preservation of capital.
Comparison of Change in Value of $10,000 Investment (02/28/2019 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	Since Inception[1]
Class A2	2.77%	1.64%
Class A3	-0.29%	0.48%
Class C2	1.69%	0.99%
Class C4	0.69%	0.99%
Class I2	2.81%	1.71%
Class Y2	2.87%	1.73%
Class F2	2.97%	1.79%
Class SDR[2]	2.97%	1.77%
ICE BofA US ABS & CMBS Index	1.46%	3.86%
S&P/LSTA Leveraged Loan Index	8.45%	4.53%

[1]	Inception: 02/28/2019
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.00%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Class C shares commenced operations on 2/28/2020 and performance prior to this date reflects Class A shares (excluding sales charges). Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it would have been lower.
Total returns presented above were calculated using the applicable class’ net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

Hartford Schroders Securitized Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.62%	1.48%
Class C	2.54%	2.33%
Class I	1.35%	1.23%
Class Y	1.35%	1.18%
Class F	1.30%	1.08%
Class SDR	1.30%	1.08%

*	Expenses as shown in the Fund’s prospectus dated 03/01/2021. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. The Fund supplemented its prospectus on 12/01/2021, which updated the Fund’s total annual fund operating expense table. However, the information in this annual report is as of 10/31/2021 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are as follows: 0.86% (Class A), 1.71% (Class C), 0.61% (Class I), 0.56% (Class Y), 0.46% (Class F) and 0.46% (Class SDR). The gross expense ratios shown in the supplement are as follows: 0.92% (Class A), 1.72% (Class C), 0.66% (Class I), 0.65% (Class Y), 0.60% (Class F) and 0.60% (Class SDR). The expense reimbursement arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Hartford Schroders Securitized Income Fund’s sub-adviser is Schroder Investment Management North America Inc.
Michelle Russell-Dowe
Global Head of Securitized Products & Asset-Based Finance
Anthony Breaks, CFA
Head of Investment, Securitized Products

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Securitized Income Fund returned 2.77%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the ICE BofA US ABS & CMBS Index, which returned 1.46% for the same period while underperforming the Fund’s secondary benchmark, the S&P/LSTA Leveraged Loan Index, which returned 8.45% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 7.34% average return of the Lipper Loan Participation Funds peer group, defined as funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
Over the period, interest rates generally increased for the five- and ten- year U.S. Treasury notes by 80 basis points (bps) and 68 bps, respectively. Despite the decline in bond values, driven by rising interest rates, the Fund’s exposure to securitized credit offered positive performance, driven by tightening credit spreads and generally lower duration exposure. Credit spreads continued to tighten over the period, after having widened with the onset of the global COVID-19 pandemic. In particular, spreads for commercial mortgage-backed securities (CMBS) and for lower-rated credits outperformed.
The Fund continued to increase credit exposure in sectors with strong credit and supportive fundamental factors over the period. We reduced the Fund’s exposure to agency mortgage-backed securities over the period due to high valuations and underperformance. The Fund benefitted from allocations to mortgage credit. The Fund’s exposure to mortgage-backed securities (MBS) is principally outside of the agency guaranteed MBS market.
Currency futures and forwards were used within the Fund during the period for hedging against currency fluctuations on non-U.S.-dollar bonds; these derivatives did not have a material impact on the Fund’s performance during the period.
What is the outlook as of the end of the period?
In our view, the fundamentals supporting global housing and the U.S. consumer were strong as of the end of the period. Corporate earnings were also strong, and default rates and leverage were low. We see the likelihood of credit strength, and we expect to focus the Fund’s

23

Hartford Schroders Securitized Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

investments in these areas where we see fundamental strength in particular. However, we anticipate weakness in technical factors (such as changes in inflation signals or supply constraints versus credit and sector fundamentals) with continued pressure on the U.S. Federal Reserve to act due to rising inflation. We would view technical disruption as a buying opportunity. We believe that office, retail, and hotel markets are the weak spots that we have observed in the Real Estate sector, along with office services and air/business travel. We believe these areas are likely to remain lackluster, and therefore these would be areas we would seek to avoid.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The purchase of securities in the To-Be-Announced (TBA) market can result higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may use repurchase agreements, which can increase risk and volatility. • Use of leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.0%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	85.5%
Corporate Bonds	3.9
U.S. Government Agencies(2)	3.1
Total	92.5%
Short-Term Investments	7.7
Other Assets & Liabilities	(1.2)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
24

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 10/03/2011 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	1.08%	2.85%	4.31%
Class A2	-3.49%	1.90%	3.83%
Class C1	0.11%	1.99%	4.00%
Class C3	-0.89%	1.99%	4.00%
Class I1	1.30%	3.08%	4.57%
Class Y1	1.14%	3.04%	4.54%
Class F1	1.24%	3.09%	4.57%
Class SDR[1]	1.24%	3.10%	4.57%
Bloomberg Municipal Bond Index	2.64%	3.41%	3.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund and the Predecessor Fund’s predecessor. Prior to 10/24/2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. Performance for Class A shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016. Performance for the Fund prior to 6/14/2013 reflects performance of the Predecessor Fund’s predecessor.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

25

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.83%	0.72%
Class C	1.62%	1.60%
Class I	0.61%	0.50%
Class Y	0.64%	0.57%
Class F	0.53%	0.47%
Class SDR	0.53%	0.47%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Hartford Schroders Tax-Aware Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Lisa Hornby, CFA
Portfolio Manager
Neil G. Sutherland, CFA
Portfolio Manager
Julio C. Bonilla, CFA
Portfolio Manager
David May
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 1.08%, before sales charge, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned 2.64% for the same period. For the same period, the Class A shares of the Fund, before sales charge, also underperformed the 4.02% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The underperformance of the Fund relative to the Bloomberg Municipal Bond Index during the period was primarily due to the impacts from yield curve differences between the Fund and the benchmark. The Fund is opportunistic in its strategy and is not managed to the benchmark with regard to duration, curve exposure, or sector exposure. In general, the Fund maintains a shorter duration relative to the Bloomberg Municipal Bond Index and by doing so, had excess exposure to shorter-dated maturities during the period. As interest rates rose materially over the twelve-month period, this additional exposure, mostly from corporate bonds, resulted in a negative yield curve impact on relative performance. In fact, over the period, interest rates (as measured by 10-year U.S. Treasury yield) increased by 68 basis points (bps), while the five-year U.S. Treasury yield increased by 80 bps, reflecting the flattening of the yield curve during the period. It may also be noted that the duration impact was a materially positive contributor to the Fund’s relative performance and helped offset much of the yield curve impact, as the Fund had less relative exposure to securities with 10 years until maturity during the period.
Sector selection was also a modest contributor to the Fund’s underperformance relative to the benchmark, which was due generally to specific allocations within the tax-exempt sector. The Fund was generally underweight to the tax-exempt sector relative to the Bloomberg Municipal Bond Index, with the underweights to general obligation bonds (GOs), other revenue bonds, and leasing bonds all notably negative in terms of sector selection. The Fund’s out-of-benchmark allocations to corporate bonds, taxable municipal bonds, and agency mortgage-backed securities (MBS) were all positive contributors to the Fund’s relative performance, such that sector selection was closer to neutral albeit still negative.

26

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Issue selection detracted from the relative performance due to specific tax-exempt municipals. Within the sector, tax-exempt transportation bonds were notable for their above-average detraction from relative performance, with smaller impacts from GOs and the Housing sector. The Tax-exempt Transportation sector rallied strongly during the last part of the period due to optimism surrounding the rebound of the vaccine-supported sectors that had sold off during the onset of the coronavirus pandemic. Owning some of the higher-rated securities that held up better during the selloff led to the negative issue selection within the Fund during this recovery.
During the period, we used derivatives such as futures to manage duration within the Fund. The use of such derivatives had no material impact on performance over the period. We consider the use of futures and other derivatives a less expensive way to seek to achieve the Fund’s target duration.
What is the outlook as of the end of the period?
The twelve-month period was a positive one for risk assets and the economy, despite the human tragedies and supply chain challenges that were experienced across the globe. While we believe that economic momentum and global demand for U.S. fixed income securities currently remains firm, it is likely that some of those impulses will fade in the coming months as central banks begin to withdraw some of their extraordinary liquidity provisions. We also expect that earnings momentum will fade as input costs stay stubbornly high and year-over-year comparisons become increasingly demanding.
One thing we have learned in recent years is not to underestimate the impact of central bank actions on markets. With valuations offering little or no margin for error, we believe that the appropriate level of risk today is lower than it has been for several quarters. While we still see some opportunities in markets in the face of uncomfortably high inflation, historically low real yields, and compressed credit spreads, we believe more caution is warranted at this time. We believe that full valuations suggest the next twelve-month period has the potential to offer more volatility and more subdued returns than what was experienced during the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall.
• Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	35.5%
Municipal Bonds	55.2
U.S. Government Securities	8.8
Total	99.5%
Short-Term Investments	0.1
Other Assets & Liabilities	0.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
27

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	41.71%	12.84%	13.09%
Class A2	33.90%	11.56%	12.46%
Class C1	40.70%	12.01%	12.82%
Class C3	39.70%	12.01%	12.82%
Class I1	42.13%	13.16%	13.40%
Class R3[1]	41.22%	12.46%	13.04%
Class R4[1]	41.71%	12.80%	13.22%
Class R5[1]	42.03%	13.10%	13.37%
Class Y1	42.15%	13.17%	13.41%
Class F1	42.23%	13.25%	13.44%
Class SDR[1]	42.24%	13.24%	13.47%
Russell Midcap Index	45.40%	16.47%	14.78%
Russell 2500 Index	49.43%	16.31%	14.25%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
Performance information prior to 5/1/2019 reflect when the Fund invested at least 80% of its assets in securities of companies considered by Schroder Investment Management North America Inc. to be small- or mid-cap companies located in the United States.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

28

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.19%	1.19%
Class C	1.93%	1.93%
Class I	0.91%	0.91%
Class R3	1.54%	1.54%
Class R4	1.24%	1.24%
Class R5	0.94%	0.94%
Class Y	0.92%	0.92%
Class F	0.82%	0.82%
Class SDR	0.82%	0.82%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Manager
Hartford Schroders US MidCap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US MidCap Opportunities Fund returned 41.71%, before sales charge, for the twelve-month period ended October 31, 2021, underperforming both the Fund’s primary benchmark, the Russell Midcap Index, which returned 45.40% for the period, and the Fund’s secondary benchmark, the Russell 2500 Index, which returned 49.43% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 45.02% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. mid-capitalization equities, as measured by the Russell Midcap Index, rose over the twelve-month period ended October 31, 2021 by 45.40%. This result reflected an extraordinary level of performance for a twelve-month period, capturing the substantial rebound in markets following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The approval resulted in very strong returns for equity markets from November 2020 through to March 2021 as the beginning of the end of the global coronavirus pandemic seemed to be in sight. The bulk of the Fund’s annual returns were earned during this portion of the reporting period. The Russell Midcap Index was up 28.85% between October 31, 2020 and March 31, 2021. The Russell Midcap Index was up 22.02% in 2021 year to date as of October 31, 2021, but since March 31, 2021 until the end of the period it rose 12.84%. The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
The Fund lagged the Russell Midcap Index, primarily due to trailing performance during the powerful market rebound, which was characterized by lower-quality companies with severely depressed share prices having the strongest performance. The Fund has a bias to higher-quality companies, so it was not exposed to some of this upside. Our experience suggests that big swings in share prices are not sustainable when driven by such short-term sentiment. In the long run, we believe companies have to justify their share price levels through the performance of their businesses.
Over the period, the sectors with the most significant contribution to the Fund’s underperformance relative to the Russell Midcap Index during the twelve-month period were the Financials and Real Estate sectors. In the Financials sector, the issue was stock selection. In particular, the Life Insurance and Banks sub-sectors, both of which were overweights in the Fund relative to the Russell Midcap Index, created the biggest drag on performance. During the period, the Fund typically held stocks of higher-quality banks, which did not perform as well over the period compared to companies in the Financials sector that were perceived to be riskier during the period. The Fund did not hold any companies in the consumer lending sub-sector because we believe it is a low-quality long-term business outside of a banking license which hinders the ability to attract customer deposits as a use for lending. There were sharp rallies in this consumer lending sub-sector during the period, like Upstart Holdings, Inc., which was up 101% over the period.
In the Real Estate sector, names the Fund held in the Industrial and Residential real estate investment trust (REIT) industries detracted from performance relative to the Russell Midcap Index. The Fund is structurally underweight REITs in the Real Estate sector, as we find the structure of REITs difficult to assess over the long term. The Real Estate sector performed well over the period for the Russell Midcap Index (+56.6%). By contrast, the Fund returned 21.5% within the Real Estate sector for the same period. Other detractors from the Fund’s

29

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

relative performance over the period included the Basic Materials sector (as the Fund did not hold Freeport-McMoRan, which returned +115%) and the Healthcare sector (where the Fund’s sector overweight detracted from performance for the period).
The sectors that contributed most positively to the Fund’s relative performance during the twelve-month period were the Technology and Consumer Staples sectors. The Technology sector, in which the Fund is overweight, was led by strong stock selection. In the Consumer Staples sector, strong stock selection within Food Products companies benefited the Fund’s performance relative to the Russell Midcap Index.
Top contributors to the Fund’s performance relative to the Russell Midcap Index during the period included Teradata Corporation (Technology sector), IAC/InterActiveCorp. (Technology sector), and Diamondback Energy (Energy sector). Teradata is focused on providing a connected multi-cloud data platform for enterprise analytics. The company has seen continued momentum in their cloud offerings. IAC/InterActiveCorp is a media and internet company. The company’s stock rose substantially at the beginning of 2021 on the announcement of its plans to spin off Vimeo, its video creation, editing and distribution subscription-based platform provider. Diamondback Energy is an independent oil and natural gas company. The company benefited from the substantial increase in oil prices in 2021.
Over the period, the largest detractors from the Fund’s performance relative to the Russell Midcap Index were Black Knight (Financials sector), Americold Realty Trust (Real Estate sector) and Encompass Health Corporation (Healthcare sector). Black Knight provides integrated technology services, data and analytics to mortgage and real estate companies. The company’s poor performance was primarily due to sentiment from the overall mortgage market, as mortgage-related names were expected to face difficulties for the next year. Americold Realty Trust, a self-administered and self-managed REIT focused on temperature-controlled warehouses, detracted from the Fund’s performance as management lowered guidance materially due to labor inflation. Encompass Health Corporation provides post-acute healthcare services. Investor expectations of a value creation spin-out of the company’s Home Health and Hospice business from the core Inpatient Rehabilitation Facility (IRF) business was moved from the second half of 2021 to the first half of 2022 due to various non-fundamental reasons.
Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time). The Fund’s holdings in the “Mispriced Growth” category outperformed for the period, while the Fund’s holdings in both the “Steady Eddies” and “Turnarounds” categories lagged during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe a combination of pent-up consumer demand, fiscal spending (infrastructure and social spending bills) and corporate capital expenditure (capex) should lead to higher growth over the next few years for the U.S. economy. This growth will likely be more broad-based and focused on improving supply chains as well as new sectors such as transitioning power generation away from fossil fuels.
We believe the capex cycle is noteworthy since companies have not had the confidence to deploy long-term capital for a number of years. Instead, excess cash was used to buy back shares, which was a short-term boost to valuations, but lacked the ability to compound. We expect that companies will begin spending more due to higher visibility around growth prospects. In addition, companies are now more circumspect about their global supply chains, which means more focus and investment in the U.S. and in nearby countries like Mexico. Given the measures taken during the pandemic to ensure capital availability, we believe there will likely be political pressure to invest over buying back shares or paying dividends.
In our view, this is an environment that will benefit U.S. small and mid-cap companies relatively more than large-cap companies. This is partly due to the greater choice of companies participating in both the domestic U.S. economy as well as more broad-based growth opportunities that did not exist in the past few years. We believe that as growth broadens out, the greater breadth and diversity of the small and mid-cap market will potentially provide more ways to access that growth.
On the other hand, we believe that higher growth prospects typically come with more cost inflation. The well-documented supply chain bottlenecks and raw material cost inflation may prove transitory, but the pervasive wage pressures are expected to be more persistent as both skilled and unskilled labor remains scarce.
Although companies may enjoy higher revenue growth, those that can protect profit margins will have the best results, in our view. Looking forward, we believe valuations of companies will depend more on profit metrics than simple growth. We believe this will require a lot of analytical skill to differentiate stronger performers from weaker ones.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
30

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.4%
Consumer Discretionary	9.1
Consumer Staples	1.8
Energy	2.6
Financials	15.0
Health Care	8.7
Industrials	18.3
Information Technology	24.2
Materials	4.2
Real Estate	4.1
Utilities	4.2
Total	95.6%
Short-Term Investments	4.5
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
31

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 08/06/1993 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	44.31%	13.58%	12.59%
Class A2	36.37%	12.31%	11.96%
Class C1	43.29%	12.74%	12.33%
Class C3	42.29%	12.74%	12.33%
Class I1	44.78%	13.93%	12.92%
Class R3[1]	43.97%	13.33%	12.62%
Class R4[1]	44.31%	13.67%	12.79%
Class R5[1]	44.81%	13.91%	12.91%
Class Y1	44.75%	13.96%	12.94%
Class F1	44.92%	14.03%	12.97%
Class SDR[1]	44.91%	14.03%	12.99%
Russell 2000 Index	50.80%	15.52%	13.50%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 9/28/2015 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.46%	1.39%
Class C	2.21%	2.14%
Class I	1.15%	1.14%
Class R3	1.77%	1.69%
Class R4	1.47%	1.39%
Class R5	1.17%	1.09%
Class Y	1.16%	1.09%
Class F	1.05%	0.99%
Class SDR	1.05%	0.99%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Manager
Hartford Schroders US Small Cap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned 44.31%, before sales charge, for the twelve-month period ended October 31, 2021, underperforming the Fund's benchmark, the Russell 2000 Index, which returned 50.80% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the 54.55% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. small-capitalization equities, as measured by the Russell 2000 Index, returned 50.80% over the twelve-month period ended October 31, 2021. This result reflected an extraordinary level of performance for a twelve-month period, capturing the substantial rebound in markets following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The approval resulted in very strong returns for equity markets from November 2020 through March 2021 as the beginning of the end of the global coronavirus pandemic seemed to be in sight. The bulk of the Fund’s annual returns were earned during this portion of the reporting period. The Russell 2000 Index rose 45.02% between October 31, 2020 and March 31, 2021. The Russell 2000 Index was up 17.19% year to date as of October 31, 2021, but since March 31, 2021, it has only risen 3.99%. The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
The Fund lagged the Russell 2000 Index for the period, primarily due to trailing performance during the powerful market rebound, which was characterized by lower-quality companies with severely depressed share prices having the strongest performance. The Fund has a bias to higher quality companies, so it was not exposed to some of this upside. Our experience suggests that big swings in share prices are not sustainable when driven by such short-term sentiment. In the long run, we believe companies have to justify their share price levels through the performance of their businesses.
Over the period, the sectors with the most significant contribution to the Fund’s underperformance relative to the Russell 2000 Index were the Financials and Energy sectors. In the Financials sector, the issue was stock selection. In particular, the shortfall was driven more by equities that were not held in the Fund. The Fund’s largest lag was in the Banks and Consumer Lending sub-sectors. The Fund did not hold any Consumer Lending stocks because we believe that consumer lending is a low-quality, long-term business outside of a banking license, which hinders the ability to attract customer deposits as a use for lending. There were sharp rallies in the Consumer Lending sub-sector during the period; for instance, LendingClub Corp. was up 884%. It was a similar story in the Banks sub-sector. We favor conservatively run banks with less risky loan books fully backed by deposits. However, lower-quality banks performed much better during the period. The Fund also lagged the benchmark in the Insurance Brokers sub-sector due to the Fund’s holding SelectQuote during the period. The company is in the business of selling Medicare Advantage (MA) plans to seniors. The company reported poor fiscal year 2022 guidance and indicated they would reach positive operating cash flow in fiscal year 2025, which is outside of our investment horizon.

33

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

In the Energy sector, the Fund had a secular underweight position due to the risk of fossil fuels exposure. Due to supply constraints combined with a sharp economic recovery exacerbated by a cold winter and a very hot summer, the oil price rose above $80 per barrel in the period for the first time in 3 years. In the meantime natural gas prices have more than doubled. Within the Russell 2000 Index, the Energy sector was up more than 150% over the 12 month period. As of the end of the period, the return of Fund’s holdings in the Energy sector increased more than 50%, which underperformed the return of the Energy portion of the benchmark over the same period.
The Technology and Healthcare sectors were positive contributors to relative performance for the period. There were also positive contributions to relative performance from the Consumer Staples and Utilities sectors during the period. Stock selection was the main contributor to performance apart from the Utilities sector, where the Fund’s lower weighting versus the Russell 2000 Index contributed positively due to the Utilities sector lagging the broader small-cap equity market. Noteworthy contributions in the Technology sector included Teradata, a cloud data analytics company and ON Semiconductor, a semiconductor manufacturing company. In the Consumer Staples sector, Darling Ingredients, which serves the agri-food industry and aims to reduce food waste by collecting and repurposing animal-based co-products, performed the best.
The largest detractors from the Fund’s performance relative to the Russell 2000 Index over the period was not owning benchmark constituent GameStop (Consumer Discretionary), which was up 1901% for the period, as well as owning Terminix (Consumer Discretionary) and James River Group (Insurance). Terminix Global Holdings is a provider of residential and commercial pest control. There is continued fear around termite litigation after a court case in Alabama. Palomar Holdings also underperformed; the company provides catastrophe insurance and suffered losses from Hurricanes Ida and Nicholas.
Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time). The Fund’s holdings in the “Mispriced Growth” category outperformed for the period, while the Fund’s holdings in both the “Steady Eddies” and “Turnarounds” categories lagged during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe a combination of pent-up consumer demand, fiscal spending (infrastructure and social spending bills), and corporate capital expenditure (capex) should lead to a higher growth over the next few years for the U.S. economy. This growth will likely be more broad-based and focused on improving supply chains as well as new sectors such as transitioning power generation away from fossil fuels.
We believe the capex cycle is noteworthy since companies have not had the confidence to deploy long-term capital for a number of years. Instead, excess cash was used to buy back shares, which was a short-term boost to valuations, but lacked the ability to compound. We expect that companies will begin spending more due to higher visibility around growth prospects. In addition, companies are now more circumspect about their global supply chains, which means more focus and investment in the U.S. and in nearby countries like Mexico. Given the measures taken during the pandemic to ensure capital availability, we believe there will likely be political pressure to invest over buying back shares or paying dividends.
In our view, this is an environment that will benefit U.S. small and mid-cap companies relatively more than large-cap companies. This is partly due to the greater choice of companies participating in both the domestic U.S. economy as well as more broad-based growth opportunities that did not exist in the past few years. We believe that as growth broadens out, the greater breadth and diversity of the small and mid-cap market will potentially provide more ways to access that growth.
On the other hand, we believe that higher growth prospects typically come with more cost inflation. The well-documented supply chain bottlenecks and raw material cost inflation may prove transitory, but the pervasive wage pressures are expected to be more persistent as both skilled and unskilled labor remains scarce.
Although companies may enjoy higher revenue growth, those that can protect profit margins will have the best results, in our view. Looking forward, we believe valuations of companies will depend more on profit metrics than simple growth. We believe this will require a lot of analytical skill to differentiate stronger performers from weaker ones.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
34

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.1%
Consumer Discretionary	10.5
Consumer Staples	3.7
Energy	1.4
Financials	16.9
Health Care	13.2
Industrials	16.5
Information Technology	17.6
Materials	7.2
Real Estate	3.7
Utilities	2.7
Total	95.5%
Short-Term Investments	5.8
Other Assets & Liabilities	(1.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
35

Hartford Schroders Funds
Benchmark Glossary (Unaudited)

Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized deals.
JP Morgan Emerging Markets Blended Index (JEMB)— Equal Weighted (reflects no deduction for fees, expenses or taxes) is a blended index produced by JP Morgan that is comprised of 1/3 JP Morgan GBI Emerging Markets Global Diversified Index, 1/3 JP Morgan EMBI Global Diversified Index, and 1/3 JP Morgan CEMBI Broad Diversified Index. The JEMB — Equal Weighted is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
MSCI ACWI (All Country World) ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the U.S.) and emerging market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index covers only those securities that are accessible through “Stock Connect”.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2500 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest U.S. Companies based on a combination of their market capitalization and current index membership.
Russell Midcap Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.

36

Hartford Schroders Funds
Benchmark Glossary (Unaudited) – (continued)

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
37

Hartford Schroders Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
Hartford Schroders China A Fund
Class A	$ 1,000.00	$ 977.10	$ 7.23	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class C	$ 1,000.00	$ 973.80	$ 10.75	$ 1,000.00	$ 1,014.32	$ 10.97	2.16%
Class I	$ 1,000.00	$ 978.30	$ 5.73	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class Y	$ 1,000.00	$ 979.00	$ 5.54	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class F	$ 1,000.00	$ 979.00	$ 4.94	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class SDR	$ 1,000.00	$ 979.60	$ 4.94	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Hartford Schroders Diversified Emerging Markets Fund(1)
Class SDR	$ 1,000.00	$ 1,010.00	$ 0.76(2)	$ 1,000.00	$ 1,020.72	$ 4.53(3)	0.89%
Hartford Schroders Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 947.10	$ 8.00	$ 1,000.00	$ 1,016.99	$ 8.29	1.63%
Class C	$ 1,000.00	$ 944.60	$ 10.49	$ 1,000.00	$ 1,014.42	$ 10.87	2.14%
Class I	$ 1,000.00	$ 948.60	$ 6.09	$ 1,000.00	$ 1,018.95	$ 6.31	1.24%
Class R3	$ 1,000.00	$ 946.50	$ 8.29	$ 1,000.00	$ 1,016.69	$ 8.59	1.69%
Class R4	$ 1,000.00	$ 947.90	$ 7.32	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R5	$ 1,000.00	$ 949.10	$ 5.80	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class Y	$ 1,000.00	$ 949.30	$ 5.70	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class F	$ 1,000.00	$ 950.00	$ 5.16	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class SDR	$ 1,000.00	$ 949.70	$ 5.16	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
38

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Class A	$ 1,000.00	$ 995.10	$ 5.78	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class C	$ 1,000.00	$ 991.30	$ 9.54	$ 1,000.00	$ 1,015.63	$ 9.65	1.90%
Class I	$ 1,000.00	$ 995.20	$ 4.53	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R3	$ 1,000.00	$ 993.60	$ 7.29	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 995.10	$ 5.78	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class R5	$ 1,000.00	$ 995.40	$ 4.28	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 995.40	$ 4.28	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 995.70	$ 3.77	$ 1,000.00	$ 1,021.48	$ 3.82	0.75%
Class SDR	$ 1,000.00	$ 996.00	$ 3.77	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Schroders International Multi-Cap Value Fund
Class A	$ 1,000.00	$ 1,009.20	$ 5.62	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class C	$ 1,000.00	$ 1,004.40	$ 9.35	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 1,010.50	$ 4.41	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class R3	$ 1,000.00	$ 1,006.60	$ 7.18	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 1,009.00	$ 5.98	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R5	$ 1,000.00	$ 1,010.40	$ 4.31	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 1,010.60	$ 4.16	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class F	$ 1,000.00	$ 1,010.00	$ 3.80	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class SDR	$ 1,000.00	$ 1,011.00	$ 3.80	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Schroders International Stock Fund
Class A	$ 1,000.00	$ 1,054.80	$ 5.54	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class C	$ 1,000.00	$ 1,050.90	$ 9.36	$ 1,000.00	$ 1,016.08	$ 9.20	1.81%
Class I	$ 1,000.00	$ 1,056.60	$ 4.20	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R3	$ 1,000.00	$ 1,052.90	$ 7.35	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 1,054.40	$ 6.06	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R5	$ 1,000.00	$ 1,056.00	$ 4.25	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class Y	$ 1,000.00	$ 1,056.40	$ 4.30	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class F	$ 1,000.00	$ 1,057.10	$ 3.63	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class SDR	$ 1,000.00	$ 1,056.50	$ 3.68	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Hartford Schroders Securitized Income Fund
Class A	$ 1,000.00	$ 1,002.40	$ 4.69	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class C	$ 1,000.00	$ 997.10	$ 9.66	$ 1,000.00	$ 1,015.53	$ 9.75	1.92%
Class I	$ 1,000.00	$ 1,002.60	$ 4.49	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class Y	$ 1,000.00	$ 1,002.90	$ 4.19	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class F	$ 1,000.00	$ 1,004.40	$ 3.59	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class SDR	$ 1,000.00	$ 1,003.40	$ 3.74	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Hartford Schroders Tax-Aware Bond Fund
Class A	$ 1,000.00	$ 995.90	$ 3.57	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class C	$ 1,000.00	$ 990.70	$ 7.98	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class I	$ 1,000.00	$ 997.00	$ 2.47	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class Y	$ 1,000.00	$ 995.80	$ 2.82	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%
Class F	$ 1,000.00	$ 996.30	$ 2.31	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class SDR	$ 1,000.00	$ 996.30	$ 2.31	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
39

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
Hartford Schroders US MidCap Opportunities Fund
Class A	$ 1,000.00	$ 1,046.10	$ 5.98	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class C	$ 1,000.00	$ 1,043.00	$ 9.78	$ 1,000.00	$ 1,015.63	$ 9.65	1.90%
Class I	$ 1,000.00	$ 1,048.20	$ 4.59	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 1,044.10	$ 8.09	$ 1,000.00	$ 1,017.29	$ 7.98	1.57%
Class R4	$ 1,000.00	$ 1,046.50	$ 6.04	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R5	$ 1,000.00	$ 1,047.30	$ 4.75	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class Y	$ 1,000.00	$ 1,047.80	$ 4.70	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class F	$ 1,000.00	$ 1,048.70	$ 4.13	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class SDR	$ 1,000.00	$ 1,048.10	$ 4.13	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Hartford Schroders US Small Cap Opportunities Fund
Class A	$ 1,000.00	$ 1,017.00	$ 6.86	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class C	$ 1,000.00	$ 1,013.50	$ 10.66	$ 1,000.00	$ 1,014.62	$ 10.66	2.10%
Class I	$ 1,000.00	$ 1,018.40	$ 5.55	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R3	$ 1,000.00	$ 1,015.80	$ 8.33	$ 1,000.00	$ 1,016.94	$ 8.34	1.64%
Class R4	$ 1,000.00	$ 1,017.10	$ 6.86	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R5	$ 1,000.00	$ 1,018.70	$ 5.34	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class Y	$ 1,000.00	$ 1,018.70	$ 5.34	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class F	$ 1,000.00	$ 1,019.30	$ 4.84	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class SDR	$ 1,000.00	$ 1,019.30	$ 4.84	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(1)	Hartford Schroders Diversified Emerging Markets Fund commenced operations on September 30, 2021.
(2)	Expenses paid during the period from September 30, 2021 (commencement of operations) through October 31, 2021.
(3)	Please note that while the Fund commenced operations on September 30, 2021, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during period May 1, 2021 to October 31, 2021.
40

Hartford Schroders China A Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 85.2%
	Automobiles & Components - 3.5%
87,982	Huizhou Desay Sv Automotive Co., Ltd. Class A	$ 1,472,125
67,200	Keboda Technology Co., Ltd.	695,115
107,327	Streamax Technology Co., Ltd.	559,031
		2,726,271
	Banks - 5.6%
227,902	Bank of Ningbo Co., Ltd.	1,358,661
365,233	China Merchants Bank Co., Ltd. Class A	3,076,415
		4,435,076
	Capital Goods - 9.3%
76,487	Eve Energy Co., Ltd. Class A	1,355,787
16,300	Gongniu Group Co., Ltd.	401,600
197,300	Hongfa Technology Co., Ltd. Class A	2,282,862
102,610	Shandong Himile Mechanical Science & Technology Co., Ltd.	400,680
88,589	Shenzhen Inovance Technology Co., Ltd. Class A	902,616
299,800	Weichai Power Co., Ltd. Class A	707,779
357,400	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A*	1,324,703
		7,376,027
	Consumer Durables & Apparel - 9.9%
241,900	Hang Zhou Great Star Industrial Co., Ltd.*	1,211,303
294,400	Joyoung Co., Ltd.*	1,074,217
252,700	Midea Group Co., Ltd. Class A	2,710,614
143,689	Oppein Home Group, Inc. Class A	2,858,864
		7,854,998
	Diversified Financials - 1.5%
68,300	Hithink RoyalFlush Information Network Co., Ltd. Class A	1,203,614
	Food, Beverage & Tobacco - 8.0%
224,995	Chacha Food Co., Ltd. Class A	2,004,062
7,345	Kweichow Moutai Co., Ltd. Class A	2,095,960
280,860	Toly Bread Co., Ltd.	1,379,097
24,000	Wuliangye Yibin Co., Ltd. Class A	810,994
		6,290,113
	Health Care Equipment & Services - 1.1%
315,900	Edan Instruments, Inc.	533,183
197,165	Shanghai Kinetic Medical Co., Ltd. Class A	308,681
		841,864
	Insurance - 4.2%
427,600	Ping An Insurance Group Co. of China Ltd. Class A	3,302,997
	Materials - 17.2%
718,316	China Jushi Co., Ltd. Class A	2,145,922
164,364	Chongqing Zaisheng Technology Corp. Ltd. Class A	286,318
452,200	Citic Pacific Special Steel Group Co., Ltd. Class A	1,347,621
242,180	Hengli Petrochemical Co., Ltd. Class A	835,121
760,678	Huafon Chemical Co., Ltd.	1,415,189
223,000	Lomon Billions Group Co., Ltd. Class A	991,334
242,400	Shandong Sinocera Functional Material Co., Ltd. Class A	1,616,798
260,299	Shenzhen Senior Technology Material Co., Ltd.	2,176,826
35,124	Skshu Paint Co., Ltd. Class A	611,773
59,400	Wanhua Chemical Group Co., Ltd. Class A	981,549
727,357	Zijin Mining Group Co., Ltd.	1,187,581
		13,596,032
	Media & Entertainment - 2.2%
284,400	Mango Excellent Media Co., Ltd. Class A	1,744,495
	Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
262,876	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,019,412
118,539	Livzon Pharmaceutical Group, Inc. Class A	650,536
Shares or Principal Amount		Market Value†
COMMON STOCKS - 85.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.1% - (continued)
40,800	Shenzhen Kangtai Biological Products Co., Ltd. Class A	$ 729,509
68,060	WuXi AppTec Co., Ltd. Class A	1,466,723
53,800	Yunnan Baiyao Group Co., Ltd.	753,163
		5,619,343
	Real Estate - 1.6%
656,944	Poly Developments and Holdings Group Co., Ltd. Class A	1,289,316
	Semiconductors & Semiconductor Equipment - 4.6%
48,500	Gigadevice Semiconductor Beijing, Inc.	1,286,088
79,040	LONGi Green Energy Technology Co., Ltd. Class A*	1,205,120
62,400	Shenzhen SC New Energy Technology Corp.	1,111,746
		3,602,954
	Technology Hardware & Equipment - 7.4%
139,900	GoerTek, Inc. Class A	950,177
41,010	Guangzhou Shiyuan Electronic Technology Co., Ltd. Class A	486,372
331,059	Shenzhen Sunlord Electronics Co., Ltd. Class A	1,708,437
82,420	Wuhan Jingce Electronic Group Co., Ltd.	671,174
35,500	Xiamen Faratronic Co., Ltd. Class A	1,072,580
135,200	Zhejiang Jiecang Linear Motion Technology Co., Ltd.	972,380
		5,861,120
	Transportation - 2.0%
152,300	SF Holding Co., Ltd. Class A	1,535,735
	Total Common Stocks (cost $65,772,033)	$ 67,279,955
WARRANTS - 11.9%
	Consumer Durables & Apparel - 1.9%
3,552	Beijing Roborock Technology Co., Ltd.*	$ 500,307
129,810	Shanghai Milkground Food Tech Co., Ltd.*	1,012,020
		1,512,327
	Diversified Financials - 0.8%
107,100	Sinoseal Holding Co., Ltd.*	651,811
	Food & Staples Retailing - 0.7%
85,100	Qingdao Richen Food Co., Ltd.*	579,446
	Health Care Equipment & Services - 4.5%
6,732	iRay Technology Co., Ltd.*	477,837
23,570	Micro-Tech Nanjing Co., Ltd.*	911,923
81,053	Ninebot Ltd.*	700,472
102,355	Qingdao Haier Biomedical Co., Ltd.*	1,482,016
		3,572,248
	Materials - 0.4%
179,952	Chongqing Zaisheng Technology Corp. Ltd.*	313,263
	Semiconductors & Semiconductor Equipment - 1.4%
46,673	Wuxi NCE Power Co., Ltd.*	1,061,781
	Technology Hardware & Equipment - 2.2%
28,774	Advanced Micro-Fabrication Equipment, Inc. China*	702,342

The accompanying notes are an integral part of these financial statements.
41

Hartford Schroders China A Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
WARRANTS - 11.9% - (continued)
	Technology Hardware & Equipment - 2.2% - (continued)
27,337	Gongniu Group Co., Ltd.*		$ 673,247
49,312	Wuxi Xinje Electric Co., Ltd.*		331,870
			1,707,459
	Total Warrants (cost $10,165,992)		$ 9,398,335
	Total Long-Term Investments (Cost $75,938,025)		$ 76,678,290
SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
818,295	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(1)		$ 818,295
	Total Short-Term Investments (cost $818,295)		$ 818,295
	Total Investments (cost $76,756,320)	98.1%	$ 77,496,585
	Other Assets and Liabilities	1.9%	1,495,863
	Total Net Assets	100.0%	$ 78,992,448
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 2,726,271	$ —	$ 2,726,271	$ —
Banks	4,435,076	—	4,435,076	—
Capital Goods	7,376,027	—	7,376,027	—
Consumer Durables & Apparel	7,854,998	1,074,217	6,780,781	—
Diversified Financials	1,203,614	—	1,203,614	—
Food, Beverage & Tobacco	6,290,113	—	6,290,113	—
Health Care Equipment & Services	841,864	—	841,864	—
Insurance	3,302,997	—	3,302,997	—
Materials	13,596,032	611,773	12,984,259	—
Media & Entertainment	1,744,495	—	1,744,495	—
Pharmaceuticals, Biotechnology & Life Sciences	5,619,343	—	5,619,343	—
Real Estate	1,289,316	—	1,289,316	—
Semiconductors & Semiconductor Equipment	3,602,954	—	3,602,954	—
Technology Hardware & Equipment	5,861,120	—	5,861,120	—
Transportation	1,535,735	—	1,535,735	—
Warrants	9,398,335	9,398,335	—	—
Short-Term Investments	818,295	818,295	—	—
Total	$ 77,496,585	$ 11,902,620	$ 65,593,965	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
42

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9%
	Brazil - 1.7%
1,800	AES Brasil Energia S.A.	$ 3,476
14,000	B3 S.A. - Brasil Bolsa Balcao	29,544
2,100	Boa Vista Servicos S.A.	3,397
700	Cia de Saneamento Basico do Estado de Sao Paulo	4,366
2,000	Cia de Saneamento de Minas Gerais-COPASA	4,823
8,400	Cosan S.A.	29,455
3,200	Dexco S.A.	8,794
1,200	Equatorial Energia S.A.	4,865
2,800	Light S.A.	4,803
600	LOG Commercial Properties e Participacoes S.A.	2,491
2,500	Randon S.A. Implementos e Participacoes	4,501
6,300	Santos Brasil Participacoes S.A.*	5,749
2,000	Sao Martinho S.A.	13,572
2,100	Tres Tentos Agroindustrial S.A.*	3,252
7,200	Ultrapar Participacoes S.A.	16,648
600	Unipar Carbocloro S.A.	7,938
215	Vinci Partners Investments Ltd.	2,642
3,300	WEG S.A.	21,634
		171,950
	Cayman Islands - 0.9%
1,046	Patria Investments Ltd.	17,949
5,000	Wuxi Biologics Cayman, Inc.*(1)	75,735
		93,684
	Chile - 0.2%
350	Sociedad Quimica y Minera de Chile S.A.	19,211
	China - 28.5%
7,500	3SBio, Inc.*(1)	6,863
25,000	Alibaba Group Holding Ltd.*	514,066
750	A-Living Smart City Services Co., Ltd.(1)	2,490
2,800	ANTA Sports Products Ltd.	43,382
3,000	Archosaur Games, Inc.(1)	3,566
200	Asymchem Laboratories Tianjin Co., Ltd.	12,437
23,000	BAIC Motor Corp. Ltd. Class H(1)	7,619
850	Baidu, Inc.*	17,369
4,100	Bank of Chengdu Co., Ltd.	8,177
1,500	Bank of Ningbo Co., Ltd.	8,942
300	Beijing United Information Technology Co., Ltd.	5,254
1,500	Brii Biosciences Ltd.*	4,725
2,000	BYD Co., Ltd. Class H	76,495
1,000	BYD Electronic International Co., Ltd.	2,969
600	CanSino Biologics, Inc.*(1)	15,345
100	Changchun High & New Technology Industry Group, Inc. Class A	4,264
7,000	China Datang Corp. Renewable Power Co., Ltd. Class H	2,962
37,000	China Feihe Ltd.(1)	61,431
7,500	China Harmony Auto Holding Ltd.	3,836
12,000	China Lesso Group Holdings Ltd. Class L	18,548
12,000	China Life Insurance Co., Ltd. Class H	20,847
9,000	China Medical System Holdings Ltd.	15,239
27,000	China Molybdenum Co., Ltd.	16,691
11,800	China Pacific Insurance Group Co., Ltd. Class H	36,083
2,000	China Renaissance Holdings Ltd.(1)	4,833
3,000	China Shineway Pharmaceutical Group Ltd.	2,876
9,000	China Suntien Green Energy Corp. Ltd. Class H	7,153
14,500	China Yongda Automobiles Services Holdings Ltd.	23,071
200	Chongqing Zhifei Biological Products Co., Ltd.	4,702
12,000	CMGE Technology Group Ltd.	4,680
500	Contemporary Amperex Technology Co., Ltd.	50,086
10,000	CSPC Pharmaceutical Group Ltd.	10,435
Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	China - 28.5% - (continued)
400	Ecovacs Robotics Co., Ltd.	$ 10,725
3,000	Flat Glass Group Co., Ltd. Class H	16,082
20,000	Fosun International Ltd.	23,432
16,000	Fu Shou Yuan International Group Ltd.	13,736
1,200	Ganfeng Lithium Co., Ltd.(1)	22,483
8,000	GEM Co., Ltd.	13,607
12,600	GF Securities Co., Ltd.	21,371
900	Gotion High-tech Co., Ltd.*	8,288
11,500	Great Wall Motor Co., Ltd. Class H	51,745
4,000	Guangzhou Automobile Group Co., Ltd. Class H	3,776
1,500	Guangzhou Tinci Materials Technology Co., Ltd.	38,602
700	Hangzhou First Applied Material Co., Ltd.	15,709
700	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	13,653
5,500	Hengan International Group Co., Ltd.	28,743
2,000	Hua Hong Semiconductor Ltd.*(1)	10,036
10,300	Huafon Chemical Co., Ltd.	19,162
95,000	Industrial & Commercial Bank of China Ltd. Class H	52,075
5,250	JD.com, Inc.*	205,522
8,000	Jiangsu Expressway Co., Ltd. Class H	7,586
3,900	Jiangsu Zhongtian Technology Co., Ltd.	6,163
4,000	Jiumaojiu International Holdings Ltd.(1)	10,013
7,500	Kingfa Sci & Tech Co., Ltd.	13,757
1,000	Kintor Pharmaceutical Ltd.*(1)	4,990
3,500	Li Ning Co., Ltd.	38,623
3,500	Livzon Pharmaceutical Group, Inc.	11,529
2,700	LONGi Green Energy Technology Co., Ltd. Class A	41,167
19,000	Lonking Holdings Ltd.	5,545
7,400	Luxi Chemical Group Co., Ltd.	18,989
4,600	Maoyan Entertainment*(1)	5,556
4,700	Ming Yang Smart Energy Group Ltd.	22,749
100	NAURA Technology Group Co., Ltd.	5,800
2,500	NetDragon Websoft Holdings Ltd.	5,476
900	NetEase, Inc.	17,458
6,800	New China Life Insurance Co., Ltd. Class H	19,617
2,800	Nongfu Spring Co., Ltd.(1)	14,203
200	Ovctek China, Inc.	2,129
45,000	People's Insurance Co., Group of China Ltd. Class H	14,037
800	Pharmaron Beijing Co., Ltd. Class H(1)	17,310
13,500	Ping An Insurance Group Co. of China Ltd. Class H	96,697
2,200	Pop Mart International Group Ltd.(1)	12,977
2,000	Powerlong Commercial Management Holdings Ltd.	4,477
4,000	Q Technology Group Co., Ltd.	5,840
300	SG Micro Corp.	15,187
24,500	Shandong Nanshan Aluminum Co., Ltd.	16,561
4,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	6,813
700	Shenzhen Capchem Technology Co., Ltd.	15,695
100	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	5,860
800	Shenzhen SC New Energy Technology Corp.	14,253
1,100	Shenzhou International Group Holdings Ltd.	23,699
3,400	Sichuan Chuantou Energy Co., Ltd.	6,955
3,300	Sinoma Science & Technology Co., Ltd.	19,497
15,000	Sinopec Engineering Group Co., Ltd. Class H	7,906
4,800	Sinopharm Group Co., Ltd. Class H	11,398
24,000	Sinotrans Ltd. Class H	7,889
8,000	Sinotruk Hong Kong Ltd.	11,042
1,300	Sungrow Power Supply Co., Ltd. Class A	33,415
100	Suzhou Maxwell Technologies Co., Ltd.	11,982

The accompanying notes are an integral part of these financial statements.
43

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	China - 28.5% - (continued)
8,100	Tencent Holdings Ltd.	$ 492,721
3,000	Tian Lun Gas Holdings Ltd.	2,777
1,600	Tianjin Zhonghuan Semiconductor Co., Ltd.	13,123
12,000	Tianneng Power International Ltd.	13,703
7,200	Tongcheng-Elong Holdings Ltd.*	16,046
1,900	Tongwei Co., Ltd.	16,965
900	WuXi AppTec Co., Ltd. Class H(1)	19,216
1,100	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	14,016
8,600	Xinjiang Goldwind Science & Technology Co., Ltd. Class H	19,232
5,200	Xinte Energy Co., Ltd. Class H	16,631
4,000	Yadea Group Holdings Ltd.(1)	6,873
14,000	Zhejiang Expressway Co., Ltd. Class H	12,434
900	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd.	10,760
4,900	Zhuzhou Kibing Group Co., Ltd.	12,161
14,600	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	10,516
		2,874,197
	Colombia - 0.1%
209	Tecnoglass, Inc.	6,036
	Cyprus - 0.3%
1,577	Polymetal International plc	29,152
	Hong Kong - 1.8%
1,200	AIA Group Ltd.	13,448
6,200	China Gas Holdings Ltd.	15,475
5,000	China High Speed Transmission Equipment Group Co., Ltd.*	3,876
3,000	China Overseas Land & Investment Ltd.	6,617
8,000	China Water Affairs Group Ltd.	8,222
4,000	CK Asset Holdings Ltd.	24,708
60,000	Concord New Energy Group Ltd.	6,327
10,000	Hang Lung Properties Ltd.	23,209
4,800	Hongkong Land Holdings Ltd.	26,507
3,500	Kerry Properties Ltd.	9,894
1,000	Kingboard Holdings Ltd.	4,358
6,000	Kunlun Energy Co., Ltd.	5,465
8,000	PAX Global Technology Ltd.	5,544
39,000	Sino Biopharmaceutical Ltd.	28,758
8,000	SSY Group Ltd.	3,800
		186,208
	Hungary - 0.9%
443	OTP Bank Nyrt*	26,619
2,253	Richter Gedeon Nyrt	63,115
		89,734
	India - 1.1%
300	HDFC Bank Ltd. ADR	21,573
782	ICICI Bank Ltd. ADR	16,539
2,992	Infosys Ltd. ADR	66,662
148	Reliance Industries Ltd. GDR(1)	10,064
		114,838
	Indonesia - 2.3%
101,500	Bank Central Asia Tbk PT	53,671
67,100	Bank Mandiri Persero Tbk PT	33,924
52,300	Bank Negara Indonesia Persero Tbk PT	25,864
133,400	Bank Rakyat Indonesia Persero Tbk PT	40,044
74,300	Bumi Serpong Damai Tbk PT*	5,833
85,400	Erajaya Swasembada Tbk PT	3,925
96,400	Industri Jamu Dan Farmasi Sido Muncul Tbk PT	5,750
39,300	Japfa Comfeed Indonesia Tbk PT	4,800
Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	Indonesia - 2.3% - (continued)
88,400	Media Nusantara Citra Tbk PT	$ 5,623
197,300	Sarana Menara Nusantara Tbk PT	16,171
123,100	Telekomunikasi Indonesia Persero Tbk PT	32,903
23,700	Vale Indonesia Tbk PT	8,122
		236,630
	Luxembourg - 0.1%
28	Globant S.A.*	8,937
	Malaysia - 2.4%
9,900	Astro Malaysia Holdings Bhd	2,379
2,500	Bursa Malaysia Bhd	4,534
34,200	CIMB Group Holdings Bhd	43,151
17,800	Dialog Group Bhd	12,172
10,300	Frontken Corp. Bhd	9,504
800	Hong Leong Financial Group Bhd	3,545
7,700	IOI Properties Group Bhd	2,380
21,000	Malayan Banking Bhd	40,823
21,800	Malaysia Building Society Bhd	3,374
4,900	Mega First Corp. Bhd	4,264
16,300	MR DIY Group M Bhd(1)	14,857
100	Nestle Malaysia Bhd	3,249
4,900	Pentamaster Corp. Bhd	6,350
66,800	Public Bank Bhd	67,268
11,100	RHB Bank Bhd	14,977
3,900	TIME dotCom Bhd	4,257
2,900	UWC Bhd	4,314
		241,398
	Mexico - 2.0%
14,600	Bolsa Mexicana de Valores S.A.B. de C.V.	27,941
19,200	Concentradora Fibra Danhos S.A. de C.V. REIT	23,399
16,200	Gentera S.A.B. de C.V.*	9,757
90	Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	11,365
7,800	Grupo Financiero Banorte S.A.B. de C.V. Class O	49,305
9,800	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	9,815
43,800	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	69,227
1,000	Qualitas Controladora S.A.B. de C.V.	4,612
		205,421
	Philippines - 0.1%
5,800	Converge Information and Communications Technology Solutions, Inc.*	3,667
89,000	Megaworld Corp.	5,422
1,900	Security Bank Corp.	4,559
		13,648
	Poland - 1.5%
1,393	Allegro.eu S.A.*(1)	15,754
766	Bank Polska Kasa Opieki S.A.	25,309
239	Dino Polska S.A.*(1)	21,350
840	KGHM Polska Miedz S.A.	32,300
3,624	Powszechna Kasa Oszczednosci Bank Polski S.A.*	44,372
153	Santander Bank Polska S.A.	14,208
		153,293
	Romania - 0.1%
464	BRD-Groupe Societe Generale S.A.	2,001
1,661	NEPI Rockcastle plc	11,135
		13,136
	Russia - 2.0%
221	HeadHunter Group plc	11,682
267	LUKOIL PJSC ADR	27,242
227	MD Medical Group Investments plc	2,724
381	Mobile TeleSystems PJSC ADR	3,501

The accompanying notes are an integral part of these financial statements.
44

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	Russia - 2.0% - (continued)
248	Novatek PJSC GDR	$ 62,960
299	Polyus PJSC GDR	29,560
3,122	Sberbank of Russia PJSC ADR	62,612
		200,281
	South Africa - 3.1%
533	AECI Ltd.	3,958
2,491	AVI Ltd.	12,899
890	Barloworld Ltd.	7,475
177	Capitec Bank Holdings Ltd.	19,777
1,528	Coronation Fund Managers Ltd.	5,063
3,855	Gold Fields Ltd. ADR	35,774
23,726	Growthpoint Properties Ltd.	20,130
1,491	Imperial Logistics Ltd.	6,089
526	JSE Ltd.	3,675
1,411	Kumba Iron Ore Ltd.	42,937
323	Mr. Price Group Ltd.	4,228
4,142	MultiChoice Group Ltd.	32,938
875	Ninety One Ltd.	3,017
1,084	PSG Group Ltd.	5,428
2,063	Royal Bafokeng Platinum Ltd.	14,794
3,416	Sappi Ltd.*	10,493
3,158	Telkom S.A. SOC Ltd.*	10,488
8,228	Vodacom Group Ltd.	73,031
		312,194
	South Korea - 15.0%
131	AfreecaTV Co., Ltd.	21,703
7	CJ CheilJedang Corp.	2,275
212	Classys, Inc.	4,045
233	CS Wind Corp.	13,910
213	Daesang Corp.	4,358
1,860	Daewoo Engineering & Construction Co., Ltd.*	9,958
875	Dongkuk Steel Mill Co., Ltd.	12,771
63	Doosan Bobcat, Inc.*	2,059
178	Duk San Neolux Co., Ltd.*	8,277
94	Ecopro BM Co., Ltd.	33,049
77	Ecopro Co., Ltd.	6,621
40	GOLFZON Co., Ltd.	4,848
794	GS Engineering & Construction Corp.	28,174
143	HAESUNG DS Co., Ltd.	5,336
91	Hansol Chemical Co., Ltd.	25,681
421	HDC Hyundai Development Co-Engineering & Construction	9,232
75	Humedix Co., Ltd.	1,783
32	Hyosung TNC Corp.	16,452
153	Hyundai Construction Equipment Co., Ltd.*	5,296
403	Hyundai Greenfood Co., Ltd.	3,351
62	Hyundai Home Shopping Network Corp.	3,722
202	Hyundai Mobis Co., Ltd.	43,666
438	JYP Entertainment Corp.	19,699
169	Kakao Games Corp.*	11,551
138	KIWOOM Securities Co., Ltd.	12,441
145	Kolmar BNH Co., Ltd.	4,411
85	Kolon Industries, Inc.	6,504
166	Korea Investment Holdings Co., Ltd.	12,415
40	Krafton, Inc.*	16,071
371	LG Electronics, Inc.	38,381
155	LG Innotek Co., Ltd.	27,862
2,304	LG Uplus Corp.	28,356
149	Lotte Chemical Corp.	28,659
230	LOTTE Fine Chemical Co., Ltd.	16,792
322	Lutronic Corp.*	5,198
37	Maeil Dairies Co., Ltd.	2,233
Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	South Korea - 15.0% - (continued)
10	NAVER Corp.	$ 3,477
30	NCSoft Corp.	16,119
183	Neowiz *	4,128
161	Osstem Implant Co., Ltd.	17,066
178	Pearl Abyss Corp.*	15,849
183	PI Advanced Materials Co., Ltd.	7,088
8,716	Samsung Electronics Co., Ltd.	521,854
91	Samsung SDI Co., Ltd.	57,414
41	Samyang Holdings Corp.	3,614
349	Sangsangin Co., Ltd.*	2,675
408	SD Biosensor, Inc.*	15,991
68	Sebang Global Battery Co., Ltd.	4,781
1,492	Seohee Construction Co., Ltd.	2,359
56	Silicon Works Co., Ltd.	5,266
2,237	SK Hynix, Inc.	197,193
143	SK IE Technology Co., Ltd.*(1)	20,350
159	SK Innovation Co., Ltd.*	33,159
105	SK Telecom Co., Ltd.*(2)(3)	27,803
132	SKC Co., Ltd.	20,294
422	S-Oil Corp.	36,924
172	Webzen, Inc.*	3,982
		1,514,526
	Taiwan - 17.3%
5,000	Advantech Co., Ltd.	65,390
1,000	Alchip Technologies Ltd.	37,145
4,000	ASE Technology Holding Co., Ltd.	14,308
1,000	Asustek Computer, Inc.	12,714
10,000	AU Optronics Corp.	6,872
12,000	Cathay Financial Holding Co., Ltd.	25,014
3,000	Century Iron & Steel Industrial Co., Ltd.	12,221
739	Century Wind Power Co., Ltd.	4,690
17,000	China Development Financial Holding Corp.	8,689
6,000	ChipMOS Technologies, Inc.	9,977
58,000	CTBC Financial Holding Co., Ltd.	48,433
1,000	Eclat Textile Co., Ltd.	21,853
4,000	Elite Material Co., Ltd.	34,642
11,000	Fubon Financial Holding Co., Ltd.	29,078
2,000	Giant Manufacturing Co., Ltd.	23,229
16,000	Hon Hai Precision Industry Co., Ltd.	61,765
11,000	Innolux Corp.	6,617
12,000	King's Town Bank Co., Ltd.	17,918
1,000	KMC Kuei Meng International, Inc.	7,286
1,000	Merida Industry Co., Ltd.	10,416
1,000	Micro-Star International Co., Ltd.	5,047
2,000	Nan Ya Printed Circuit Board Corp.	35,389
3,000	Nien Made Enterprise Co., Ltd.	41,229
1,000	Novatek Microelectronics Corp.	14,999
2,000	O-TA Precision Industry Co., Ltd.	12,537
1,000	Parade Technologies Ltd.	64,420
1,000	Powertech Technology, Inc.	3,509
3,000	President Chain Store Corp.	30,321
3,000	Quanta Computer, Inc.	8,429
1,000	Realtek Semiconductor Corp.	17,988
4,000	Simplo Technology Co., Ltd.	43,093
5,000	Taiwan Fertilizer Co., Ltd.	12,227
41,000	Taiwan Semiconductor Manufacturing Co., Ltd.	870,032
2,000	TCI Co., Ltd.	16,254
1,000	TURVO International Co., Ltd.	3,730
5,000	USI Corp.	6,194
11,000	Vanguard International Semiconductor Corp.	57,318
4,000	Winbond Electronics Corp.	3,793

The accompanying notes are an integral part of these financial statements.
45

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 86.9% - (continued)
	Taiwan - 17.3% - (continued)
2,000	Yageo Corp.	$ 31,303
15,000	Yuanta Financial Holding Co., Ltd.	13,333
		1,749,402
	Thailand - 1.6%
13,300	Bangchak Corp. PCL	11,020
7,700	Bangkok Bank PCL NVDR	28,496
2,900	Carabao Group PCL	10,852
50,500	Chularat Hospital PCL	5,801
5,200	Com7 PCL NVDR	11,267
7,800	Kasikornbank PCL NVDR	33,252
18,300	KGI Securities Thailand PCL	3,650
6,500	MCS Steel PCL	2,840
11,500	Osotspa PCL	11,364
4,500	Siam Commercial Bank PCL NVDR	17,110
10,200	SPCG PCL	5,472
12,800	Supalai PCL	9,029
6,400	Thanachart Capital PCL NVDR	6,808
12,900	TTW PCL NVDR	4,548
		161,509
	Turkey - 1.4%
2,398	Arcelik AS	8,413
4,379	BIM Birlesik Magazalar A.S.	28,308
962	Coca-Cola Icecek AS	8,498
2,826	Enerjisa Enerji AS(1)	3,457
1,607	Ford Otomotiv Sanayi AS	31,023
1,504	Is Yatirim Menkul Degerler AS Class A	2,503
554	Mavi Giyim Sanayi Ve Ticaret AS(1)	4,153
1,162	MLP Saglik Hizmetleri AS*(1)	3,278
1,543	Tofas Turk Otomobil Fabrikasi AS	9,437
8,648	Turk Telekomunikasyon AS	6,773
185	Turk Traktor ve Ziraat Makineleri AS	3,184
16,207	Turkcell Iletisim Hizmetleri AS	25,775
1,685	Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	2,342
		137,144
	United Arab Emirates - 2.2%
9,401	Abu Dhabi National Oil Co. for Distribution PJSC	10,954
35,762	Emaar Properties PJSC	39,150
20,852	Emirates NBD Bank PJSC	79,192
5,295	Emirates Telecommunications Group Co. PJSC	36,935
11,667	First Abu Dhabi Bank PJSC	56,628
		222,859
	United Kingdom - 0.2%
605	Mondi plc	15,085
	United States - 0.1%
9,000	Nexteer Automotive Group Ltd.	11,108
	Total Common Stocks (cost $8,699,400)	$ 8,781,581
EXCHANGE-TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
1,178	iShares MSCI Saudi Arabia ETF	$ 50,937
	Total Exchange-Traded Funds (cost $50,678)	$ 50,937
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.4%
	Brazil - 0.4%
11,100	Banco Bradesco S.A.		$ 39,138
	Total Preferred Stocks (cost $42,487)		$ 39,138
	Total Long-Term Investments (cost $8,792,565)		$ 8,871,656
SHORT-TERM INVESTMENTS - 11.2%
	Other Investment Pools & Funds - 11.2%
$ 1,136,188	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(4)		$ 1,136,188
	Total Short-Term Investments (cost $1,136,188)		$ 1,136,188
	Total Investments (cost $9,928,753)	99.0%	$ 10,007,844
	Other Assets and Liabilities	1.0%	96,879
	Total Net Assets	100.0%	$ 10,104,723
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $408,456, representing 4.0% of net assets.
(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $27,803, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
46

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI India Index Futures	11	12/17/2021	$ 1,108,360	$ (9,512)
Total futures contracts				$ (9,512)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
446,600	ZAR	29,552	USD	MSC	12/15/2021	$ (482)
51,420	USD	750,300	ZAR	JPM	12/15/2021	2,582
Total foreign currency contracts						$ 2,100
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
47

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 171,949	$ 171,949	$ —	$ —
Cayman Islands	93,684	17,949	75,735	—
Chile	19,212	19,212	—	—
China	2,874,201	30,088	2,844,113	—
Colombia	6,036	6,036	—	—
Cyprus	29,152	—	29,152	—
Hong Kong	186,207	—	186,207	—
Hungary	89,734	63,115	26,619	—
India	114,838	114,838	—	—
Indonesia	236,633	5,750	230,883	—
Luxembourg	8,937	8,937	—	—
Malaysia	241,399	121,642	119,757	—
Mexico	205,420	205,420	—	—
Philippines	13,648	—	13,648	—
Poland	153,294	51,312	101,982	—
Romania	13,136	11,135	2,001	—
Russia	200,281	45,149	155,132	—
South Africa	312,193	248,717	63,476	—
South Korea	1,514,526	32,062	1,454,661	27,803
Taiwan	1,749,399	4,690	1,744,709	—
Thailand	161,509	12,860	148,649	—
Turkey	137,143	110,393	26,750	—
United Arab Emirates	222,858	90,146	132,712	—
United Kingdom	15,085	—	15,085	—
United States	11,107	—	11,107	—
Exchange-Traded Funds	50,937	50,937	—	—
Preferred Stocks	39,138	39,138	—	—
Short-Term Investments	1,136,188	1,136,188	—	—
Foreign Currency Contracts(2)	2,582	—	2,582	—
Total	$ 10,010,426	$ 2,597,663	$ 7,384,960	$ 27,803
Liabilities
Foreign Currency Contracts(2)	$ (482)	$ —	$ (482)	$ —
Futures Contracts(2)	(9,512)	(9,512)	—	—
Total	$ (9,994)	$ (9,512)	$ (482)	$ —

(1)	For the period ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
48

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Argentina - 0.4%
17,856	MercadoLibre, Inc.*	$ 26,445,093
	Brazil - 6.3%
17,992,446	B3 S.A. - Brasil Bolsa Balcao	37,969,105
4,323,073	Dexco S.A.	11,880,446
6,190,962	Gerdau S.A.	29,507,934
9,117,356	Hapvida Participacoes e Investimentos S.A.(1)	18,642,455
23,767,659	Itau Unibanco Holding S.A. ADR	96,734,372
3,974,304	Klabin S.A.*	16,154,104
7,045,951	Lojas Renner S.A.	40,237,252
10,296,748	Magazine Luiza S.A.	19,722,146
664,695	Pagseguro Digital Ltd. Class A*	24,061,959
8,973,634	Raia Drogasil S.A.	36,967,467
987,396	Telefonica Brasil S.A.	7,963,830
2,630,726	Vale S.A. ADR	33,489,142
5,487,927	WEG S.A.	35,978,118
3,549,723	YDUQS Participacoes S.A.	13,120,100
		422,428,430
	Cayman Islands - 1.1%
4,713,000	Wuxi Biologics Cayman, Inc.*(1)	71,387,585
	Chile - 0.4%
1,361,866	Banco Santander Chile ADR	24,132,266
	China - 27.2%
7,924,236	Alibaba Group Holding Ltd.*	162,943,354
828,551	Alibaba Group Holding Ltd. ADR*	136,661,202
738,192	Baidu, Inc.*	15,084,314
276,822	Baidu, Inc. ADR*	44,911,601
7,990,168	Centre Testing International Group Co., Ltd. Class A	34,442,869
14,388,000	China Mengniu Dairy Co., Ltd.*	91,544,550
13,132,000	China Pacific Insurance Group Co., Ltd. Class H	40,155,980
2,958,000	ENN Energy Holdings Ltd.	50,961,835
19,960,000	Great Wall Motor Co., Ltd. Class H	89,810,903
983,152	Huazhu Group Ltd. ADR*	45,578,927
3,497,500	Innovent Biologics, Inc.*(1)	31,303,851
3,395,342	JD.com, Inc.*	132,917,397
808,724	JD.com, Inc. ADR*	63,306,915
6,110,500	Li Ning Co., Ltd.	67,429,712
3,809,485	LONGi Green Energy Technology Co., Ltd. Class A*	58,083,105
9,111,222	Midea Group Co., Ltd. Class A	97,732,496
51,008,000	PICC Property & Casualty Co., Ltd. Class H	47,485,665
5,371,000	Ping An Insurance Group Co. of China Ltd. Class H	38,471,020
3,112,800	Shenzhou International Group Holdings Ltd.	67,062,786
6,556,400	Tencent Holdings Ltd.	398,824,454
6,832,209	Weichai Power Co., Ltd. Class A	16,129,728
9,565,000	Weichai Power Co., Ltd. Class H	17,121,029
1,148,199	Yum China Holdings, Inc.	65,938,519
2,448,356	Zhejiang Supor Co., Ltd. Class A*	20,265,804
		1,834,168,016
	Czech Republic - 0.5%
3,993,499	Avast plc(1)	30,583,852
	Egypt - 0.2%
5,378,933	Commercial International Bank Egypt S.A.E. GDR*	16,674,692
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Greece - 0.8%
12,086,234	Alpha Services and Holdings S.A.*	$ 15,408,268
15,326,075	Eurobank Ergasias S.A.*	16,097,240
1,086,545	Hellenic Telecommunications Organization S.A.	19,290,316
		50,795,824
	Hong Kong - 2.3%
11,968,800	AIA Group Ltd.	134,134,447
8,958,000	Hang Lung Properties Ltd.	20,790,204
		154,924,651
	Hungary - 1.8%
1,386,857	OTP Bank Nyrt*	83,332,642
1,351,359	Richter Gedeon Nyrt	37,856,598
		121,189,240
	India - 8.2%
5,696,214	Bharti Airtel Ltd.*	52,253,312
3,016,357	Cipla Ltd.	36,514,347
4,418,347	HDFC Bank Ltd.	93,597,538
13,026,598	ICICI Bank Ltd.	140,258,760
425,372	Maruti Suzuki India Ltd.	42,591,516
1,746,815	Reliance Industries Ltd.	59,278,440
1,985,181	Tata Consultancy Services Ltd.	90,235,396
2,100,941	Tech Mahindra Ltd.	41,586,188
		556,315,497
	Indonesia - 1.1%
95,415,700	Bank Mandiri Persero Tbk PT	48,239,482
93,290,220	Bank Rakyat Indonesia Persero Tbk PT	28,004,198
		76,243,680
	Luxembourg - 0.2%
231,449	Ternium S.A. ADR	10,723,032
	Malaysia - 0.4%
21,802,574	CIMB Group Holdings Bhd	27,509,036
	Mexico - 1.9%
8,274,211	Cemex S.A.B. de C.V.*	5,337,163
2,225,762	Cemex S.A.B. de C.V. ADR*	14,311,650
561,962	Fomento Economico Mexicano S.A.B. de C.V. ADR	46,187,657
10,238,034	Grupo Financiero Banorte S.A.B. de C.V. Class O	64,716,230
		130,552,700
	Peru - 0.3%
154,818	Credicorp Ltd.	20,073,702
	Poland - 0.9%
3,266,802	Powszechna Kasa Oszczednosci Bank Polski S.A.*	39,998,335
1,783,674	Powszechny Zaklad Ubezpieczen S.A.	17,845,672
		57,844,007
	Qatar - 0.2%
2,805,914	Qatar National Bank QPSC	15,798,197
	Russia - 7.9%
759,856	Lukoil PJSC ADR	77,452,763
14,174	LUKOIL PJSC ADR	1,446,173
447,041	Magnit PJSC	40,777,378
422,584	Novatek PJSC GDR	107,281,339
98,293	Polyus PJSC*	19,513,720
74,118	Polyus PJSC GDR	7,327,458
8,826,543	Rosneft Oil Co. PJSC	79,254,942

The accompanying notes are an integral part of these financial statements.
49

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Russia - 7.9% - (continued)
5,972,204	Sberbank of Russia PJSC ADR	$ 119,772,635
580,039	X5 Retail Group N.V. GDR	19,759,612
733,563	Yandex N.V. Class A*	60,768,359
		533,354,379
	Singapore - 0.4%
79,271	Sea Ltd. ADR*	27,235,137
	South Africa - 4.9%
1,902,936	Aspen Pharmacare Holdings Ltd.	30,303,711
3,408,058	AVI Ltd.(2)	17,648,274
1,125,621	Bid Corp. Ltd.	24,158,664
27,220,191	FirstRand Ltd.	103,400,611
2,286,680	Foschini Group Ltd.*	19,416,196
4,154,207	Gold Fields Ltd.	38,601,846
3,611,033	Impala Platinum Holdings Ltd.	46,735,254
1,514,979	Nedbank Group Ltd.	17,263,244
2,842,166	Shoprite Holdings Ltd.	33,769,212
		331,297,012
	South Korea - 14.5%
1,013,503	Hana Financial Group, Inc.	39,080,500
920,875	KB Financial Group, Inc.	44,573,928
503,945	Kia Motors Corp.	36,774,041
74,954	Korea Zinc Co., Ltd.	34,510,303
126,755	LG Chem Ltd.	90,953,674
33,570	LG Household & Health Care Ltd.	33,599,746
2,391,702	LG Uplus Corp.	29,435,049
267,286	NAVER Corp.	92,930,690
6,120,610	Samsung Electronics Co., Ltd.	366,459,984
202,101	Samsung Fire & Marine Insurance Co., Ltd.	40,060,972
135,773	Samsung SDI Co., Ltd.	85,662,963
954,635	SK Hynix, Inc.	84,151,615
		978,193,465
	Taiwan - 14.6%
3,532,000	Accton Technology Corp.	30,879,709
18,845,036	ASE Technology Holding Co., Ltd.	67,409,001
46,367,000	CTBC Financial Holding Co., Ltd.	38,719,180
24,077,000	Hon Hai Precision Industry Co., Ltd.	92,945,360
4,334,000	MediaTek, Inc.	142,643,572
27,379,139	Taiwan Semiconductor Manufacturing Co., Ltd.	580,993,265
12,144,000	Uni-President Enterprises Corp.	29,132,509
		982,722,596
	Thailand - 0.9%
14,168,300	Kasikornbank PCL NVDR	60,401,262
	Turkey - 0.4%
3,042,327	BIM Birlesik Magazalar A.S.	19,667,217
4,055,940	KOC Holding AS	9,947,895
		29,615,112
	United Arab Emirates - 0.6%
39,388,280	Emaar Properties PJSC	43,119,526
Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.7% - (continued)
	United Kingdom - 0.3%
1,091,622	Prudential plc		$ 22,277,770
	Total Common Stocks (cost $5,007,646,920)		$ 6,656,005,759
RIGHTS - 0.0%
	India - 0.0%
406,872	Bharti Airtel Ltd.*(3)		$ 1,543,675
	Total Rights (cost $726,830)		$ 1,543,675
	Total Long-Term Investments (cost $5,008,373,750)		$ 6,657,549,434
SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.5%
$ 101,498,495	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(4)		$ 101,498,495
	Securities Lending Collateral - 0.1%
22,455	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(4)		22,455
3,447,397	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(4)		3,447,397
247,498	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(4)		247,498
			3,717,350
	Total Short-Term Investments (cost $105,215,845)		$ 105,215,845
	Total Investments (cost $5,113,589,595)	100.3%	$ 6,762,765,279
	Other Assets and Liabilities	(0.3)%	(20,987,068)
	Total Net Assets	100.0%	$ 6,741,778,211
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
50

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2021

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $151,917,743, representing 2.3% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $1,543,675, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 26,445,093	$ 26,445,093	$ —	$ —
Brazil	422,428,430	422,428,430	—	—
Cayman Islands	71,387,585	—	71,387,585	—
Chile	24,132,266	24,132,266	—	—
China	1,834,168,016	341,599,414	1,492,568,602	—
Czech Republic	30,583,852	30,583,852	—	—
Egypt	16,674,692	16,674,692	—	—
Greece	50,795,824	—	50,795,824	—
Hong Kong	154,924,651	—	154,924,651	—
Hungary	121,189,240	37,856,598	83,332,642	—
India	556,315,497	—	556,315,497	—
Indonesia	76,243,680	—	76,243,680	—
Luxembourg	10,723,032	10,723,032	—	—
Malaysia	27,509,036	—	27,509,036	—
Mexico	130,552,700	130,552,700	—	—
Peru	20,073,702	20,073,702	—	—
Poland	57,844,007	—	57,844,007	—
Qatar	15,798,197	15,798,197	—	—
Russia	533,354,379	201,760,572	331,593,807	—
Singapore	27,235,137	27,235,137	—	—
South Africa	331,297,012	125,296,057	206,000,955	—
South Korea	978,193,465	—	978,193,465	—
Taiwan	982,722,596	—	982,722,596	—
Thailand	60,401,262	—	60,401,262	—
Turkey	29,615,112	29,615,112	—	—
United Arab Emirates	43,119,526	—	43,119,526	—
United Kingdom	22,277,770	—	22,277,770	—
Rights	1,543,675	—	1,543,675	—
Short-Term Investments	105,215,845	105,215,845	—	—
Total	$ 6,762,765,279	$ 1,565,990,699	$ 5,196,774,580	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
51

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.1%
	Argentina - 1.1%
$ 117,000	YPF Energia Electrica S.A. 10.00%, 07/25/2026(1)	$ 107,055
	YPF S.A.
160,000	8.50%, 07/28/2025(2)	128,922
300,000	8.50%, 06/27/2029(1)(3)	230,253
		466,230
	Austria - 0.2%
81,000	Suzano Austria GmbH 3.13%, 01/15/2032	76,464
	British Virgin Islands - 1.8%
200,000	CAS Capital Ltd. 4.00%, 07/12/2026, (4.00% fixed rate until 07/12/2026; 5 year USD CMT + 3.642% thereafter)(2)(4)(5)	200,400
200,000	China Railway Xunjie Co., Ltd. 3.25%, 07/28/2026(2)	209,255
200,000	Elect Global Investments Ltd. 4.85%, 08/25/2023(2)(5)	201,767
200,000	Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(2)	197,500
		808,922
	Canada - 1.9%
200,000	Canacol Energy Ltd. 7.25%, 05/03/2025(1)	208,302
200,000	First Quantum Minerals Ltd. 7.50%, 04/01/2025(1)	207,000
200,000	Gran Colombia Gold Corp. 6.88%, 08/09/2026(1)	198,864
200,000	MEGlobal Canada ULC 5.88%, 05/18/2030(1)	242,840
		857,006
	Cayman Islands - 2.2%
200,000	Baidu, Inc. 4.38%, 05/14/2024	214,626
200,000	Dar Al-Arkan Sukuk Co., Ltd. 6.75%, 02/15/2025(2)	210,758
200,000	Melco Resorts Finance Ltd. 5.38%, 12/04/2029(1)	196,750
200,000	Sunac China Holdings Ltd. 7.95%, 10/11/2023(2)	153,300
200,000	Wynn Macau Ltd. 5.63%, 08/26/2028(2)	186,676
		962,110
	Chile - 1.1%
200,000	AES Gener S.A. 7.13%, 03/26/2079, (7.12% fixed rate until 04/07/2024; 5 year USD Swap + 4.644% thereafter)(1)(4)	209,250
272,576	Empresa Electrica Cochrane S.p.A. 5.50%, 05/14/2027(1)	278,371
		487,621
	China - 0.4%
200,000	Wens Foodstuffs Group Co., Ltd. 2.35%, 10/29/2025(2)	168,000
	Colombia - 1.1%
200,000	Banco Davivienda S.A. 6.65%, 04/22/2031, (6.65% fixed rate until 04/22/2031; 10 year USD CMT + 5.097% thereafter)(1)(4)(5)	208,502
	Ecopetrol S.A.
155,000	4.63%, 11/02/2031	153,699
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.1% - (continued)
	Colombia - 1.1% - (continued)
$ 51,000	5.88%, 05/28/2045	$ 51,630
79,000	6.88%, 04/29/2030	91,245
		505,076
	Hong Kong - 1.4%
200,000	Beijing State-Owned Assets Management Hong Kong Co., Ltd. 4.13%, 05/26/2025(2)	210,688
200,000	Lenovo Group Ltd. 5.88%, 04/24/2025(2)	222,305
200,000	Xiaomi Best Time International Ltd. 2.88%, 07/14/2031(1)	198,416
		631,409
	India - 1.8%
200,000	Adani Ports & Special Economic Zone Ltd. 4.38%, 07/03/2029(2)	209,650
200,000	JSW Steel Ltd. 5.05%, 04/05/2032(1)	203,429
200,000	ReNew Power Pvt Ltd. 5.88%, 03/05/2027(1)(3)	209,162
200,000	Summit Digitel Infrastructure Pvt Ltd. 2.88%, 08/12/2031(1)	191,420
		813,661
	Indonesia - 1.0%
360,000	Pertamina Persero PT 6.00%, 05/03/2042(1)	442,072
	Ireland - 1.4%
200,000	Hacienda Investments Ltd. Via DME Airport DAC 5.35%, 02/08/2028(1)	209,218
200,000	Lukoil Capital DAC 2.80%, 04/26/2027(1)	199,300
200,000	Metalloinvest Finance DAC 3.38%, 10/22/2028(1)	199,536
		608,054
	Israel - 0.2%
75,000	Energean Israel Finance Ltd. 4.50%, 03/30/2024(1)(2)	76,500
	Jersey - 0.4%
200,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	194,843
	Kazakhstan - 1.1%
485,000	KazMunayGas National Co. JSC 3.50%, 04/14/2033(1)	501,616
	Luxembourg - 2.7%
407,793	FEL Energy S.a.r.l. 5.75%, 12/01/2040(1)	402,696
200,000	Jbs Finance Luxembourg S.a.r.l. 3.63%, 01/15/2032(1)	197,468
200,000	MC Brazil Downstream Trading S.a.r.l. 7.25%, 06/30/2031(1)(3)	194,750
200,000	Puma International Financing S.A. 5.00%, 01/24/2026(1)	200,760
200,000	Unigel Luxembourg S.A. 8.75%, 10/01/2026(1)	212,452
		1,208,126
	Malaysia - 0.7%
310,000	Petronas Capital Ltd. 3.50%, 04/21/2030(1)	332,649
	Mexico - 8.6%
200,000	Axtel S.A.B. de C.V. 6.38%, 11/14/2024(1)	206,302

The accompanying notes are an integral part of these financial statements.
52

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.1% - (continued)
	Mexico - 8.6% - (continued)
$ 200,000	Banco Mercantil del Norte S.A. 7.63%, 01/10/2028, (7.62% fixed rate until 01/10/2028; 10 year USD CMT + 5.353% thereafter)(1)(4)(5)	$ 219,602
200,000	BBVA Bancomer S.A. 5.88%, 09/13/2034, (5.88% fixed rate until 09/13/2029; 5 year USD CMT + 4.308% thereafter)(1)(4)	217,500
200,000	Braskem Idesa 6.99%, 02/20/2032(1)	204,719
200,000	Cemex S.A.B. de C.V. 5.13%, 06/08/2026, (5.13% fixed rate until 06/08/2026; 5 year USD CMT + 4.534% thereafter)(1)(4)(5)	206,500
350,000	Cibanco Sa Ins De Banca 4.38%, 07/22/2031(1)	335,160
MXN 16,510,000	Grupo Televisa S.A.B. 7.25%, 05/14/2043	553,247
$ 200,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	204,500
	Petroleos Mexicanos
355,000	6.49%, 01/23/2027	378,430
180,000	6.50%, 01/23/2029	187,542
230,000	6.63%, 06/15/2035	222,732
660,000	7.69%, 01/23/2050	633,600
250,000	Total Play Telecomunicaciones S.A. de C.V. 6.38%, 09/20/2028(1)	245,937
		3,815,771
	Netherlands - 3.0%
200,000	Braskem Netherlands Finance B.V. 8.50%, 01/23/2081, (8.50% fixed rate until 10/24/2025; 5 year USD CMT + 8.220% thereafter)(1)(4)	222,852
200,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)(3)	185,752
200,000	Metinvest B.V. 7.65%, 10/01/2027(1)	219,300
100,000	Petrobras Global Finance B.V. 6.90%, 03/19/2049	105,100
200,000	SABIC Capital B.V. 2.15%, 09/14/2030(2)	192,466
200,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	188,500
200,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	200,384
		1,314,354
	Panama - 0.5%
200,000	AES Panama Generation Holdings 4.38%, 05/31/2030(1)	206,236
	Peru - 1.0%
127,000	Banco BBVA Peru S.A. 5.25%, 09/22/2029, (5.25% fixed rate until 09/22/2024; 5 year USD CMT + 2.750% thereafter)(1)(3)(4)	134,049
300,000	Banco Internacional del Peru SAA Interbank 4.00%, 07/08/2030, (4.00% fixed rate until 07/08/2025; 12 mo. USD CMT + 3.711% thereafter)(1)(4)	302,925
		436,974
	Qatar - 1.0%
440,000	Qatar Petroleum 3.13%, 07/12/2041(1)	444,044
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.1% - (continued)
	South Korea - 0.5%
$ 200,000	SK Innovation Co., Ltd. 4.13%, 07/13/2023(2)	$ 208,306
	Spain - 0.6%
250,000	AI Candelaria Spain SLU 7.50%, 12/15/2028(1)	269,063
	Turkey - 0.9%
200,000	Limak Iskenderun Uluslararasi Liman Isletmeciligi AS 9.50%, 07/10/2036(1)	199,353
200,000	Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(1)	209,710
		409,063
	United Arab Emirates - 0.5%
200,000	First Abu Dhabi Bank PJSC 4.50%, 04/05/2026, (4.50% fixed rate until 04/05/2026; 5 year USD CMT + 4.138% thereafter)(2)(4)(5)	210,504
	United Kingdom - 1.1%
200,000	Endeavour Mining plc 5.00%, 10/14/2026(1)	201,500
310,000	Gazprom PJSC via Gaz Finance plc 3.25%, 02/25/2030(1)	306,125
		507,625
	United States - 0.9%
400,000	Sasol Financing USA LLC 5.50%, 03/18/2031	410,920
	Total Corporate Bonds (cost $17,348,730)	$ 17,373,219
FOREIGN GOVERNMENT OBLIGATIONS - 50.3%
	Argentina - 1.0%
200,000	Autonomous City of Buenos Aires Argentina 7.50%, 06/01/2027(1)	$ 177,500
371,291	Provincia de Cordoba 5.00%, 12/10/2025(1)	280,362
		457,862
	Azerbaijan - 0.4%
180,000	Republic of Azerbaijan International Bond 3.50%, 09/01/2032(1)	184,047
	Brazil - 2.5%
	Brazil Notas do Tesouro Nacional
BRL 1,700,000	10.00%, 01/01/2023	294,464
3,898,000	10.00%, 01/01/2025	653,175
100,000	10.00%, 01/01/2027	16,336
900,000	10.00%, 01/01/2031	141,541
		1,105,516
	Cameroon - 0.3%
EUR 110,000	Republic of Cameroon International Bond 5.95%, 07/07/2032(1)	123,780
	Chile - 1.2%
	Bonos de la Tesoreria de la Republica en pesos
CLP 225,000,000	2.30%, 10/01/2028(1)(2)	219,157

The accompanying notes are an integral part of these financial statements.
53

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	Chile - 1.2% - (continued)
CLP 55,000,000	4.70%, 09/01/2030(1)(2)	$ 61,799
$ 275,000	Chile Government International Bond 2.55%, 07/27/2033	265,977
		546,933
	Colombia - 1.6%
	Colombia Government International Bond
200,000	3.00%, 01/30/2030(3)	188,664
200,000	5.20%, 05/15/2049	201,222
COP 1,028,000,000	9.85%, 06/28/2027	312,871
		702,757
	Czech Republic - 1.4%
	Czech Republic Government Bond
CZK 2,410,000	0.05%, 11/29/2029	87,659
11,630,000	2.40%, 09/17/2025(2)	515,668
		603,327
	Dominican Republic - 1.7%
	Dominican Republic International Bond
$ 650,000	5.30%, 01/21/2041(1)	643,506
110,000	6.85%, 01/27/2045(1)	122,375
		765,881
	Ecuador - 1.7%
	Ecuador Government International Bond
809,597	0.50%, 07/31/2040(1)	483,734
260,000	1.00%, 07/31/2035(1)	171,278
140,165	5.00%, 07/31/2030(1)	116,337
		771,349
	Egypt - 1.0%
460,000	Egypt Government International Bond 8.70%, 03/01/2049(1)	428,987
	El Salvador - 0.1%
70,000	El Salvador Government International Bond 8.63%, 02/28/2029(1)	55,650
	Guatemala - 1.0%
	Guatemala Government Bond
250,000	3.70%, 10/07/2033(1)(3)	248,125
200,000	4.65%, 10/07/2041(1)(3)	203,900
		452,025
	Hungary - 1.0%
	Hungary Government Bond
HUF 11,200,000	1.50%, 08/23/2023	35,862
50,960,000	2.75%, 12/22/2026	159,015
21,710,000	3.00%, 06/26/2024	70,533
50,910,000	3.00%, 08/21/2030	154,784
11,050,000	6.00%, 11/24/2023	38,396
		458,590
	Indonesia - 4.3%
	Indonesia Treasury Bond
IDR 5,193,000,000	7.00%, 05/15/2027	392,568
1,441,000,000	7.50%, 08/15/2032	109,035
5,032,000,000	8.25%, 06/15/2032	401,326
843,000,000	8.38%, 09/15/2026	67,357
4,833,000,000	8.75%, 05/15/2031	398,614
6,409,000,000	9.00%, 03/15/2029	528,824
		1,897,724
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	Ivory Coast - 1.1%
EUR 440,000	Ivory Coast Government International Bond 6.63%, 03/22/2048(1)	$ 505,953
	Jordan - 0.5%
$ 200,000	Jordan Government International Bond 5.75%, 01/31/2027(1)	213,525
	Kenya - 1.0%
400,000	Kenya Government International Bond 8.00%, 05/22/2032(1)	434,472
	Malaysia - 2.9%
	Malaysia Government Bond
MYR 2,080,000	3.89%, 08/15/2029	512,056
3,198,000	3.90%, 11/30/2026	797,052
		1,309,108
	Mexico - 2.2%
	Mexican Bonos
MXN 7,360,000	7.75%, 05/29/2031	363,049
2,050,000	7.75%, 11/23/2034	100,847
4,040,000	7.75%, 11/13/2042	192,534
$ 300,000	Mexico Government International Bond 4.28%, 08/14/2041	311,763
		968,193
	Nigeria - 0.9%
400,000	Nigeria Government International Bond 7.14%, 02/23/2030(1)	403,244
	Oman - 1.5%
	Oman Government International Bond
200,000	5.38%, 03/08/2027(1)	210,018
200,000	6.75%, 10/28/2027(1)	223,754
232,000	7.00%, 01/25/2051(1)	241,637
		675,409
	Pakistan - 0.5%
200,000	Pakistan Government International Bond 7.38%, 04/08/2031(1)	202,996
	Paraguay - 0.4%
200,000	Paraguay Government International Bond 2.74%, 01/29/2033(1)(3)	193,202
	Peru - 2.3%
	Peru Government Bond
PEN 1,300,000	5.35%, 08/12/2040	275,158
1,472,000	5.40%, 08/12/2034	336,382
520,000	6.95%, 08/12/2031	140,854
$ 293,000	Peruvian Government International Bond 3.00%, 01/15/2034	289,777
		1,042,171
	Poland - 0.8%
	Republic of Poland Government Bond
PLN 336,000	2.25%, 10/25/2024	84,569
710,000	2.50%, 01/25/2023	179,620
380,000	2.75%, 10/25/2029	96,056
		360,245
	Qatar - 1.0%
	Qatar Government International Bond
$ 200,000	3.40%, 04/16/2025(1)	214,000
200,000	3.75%, 04/16/2030(1)	223,000
		437,000

The accompanying notes are an integral part of these financial statements.
54

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	Romania - 0.9%
	Romania Government Bond
RON 1,040,000	4.50%, 06/17/2024	$ 244,778
190,000	5.00%, 02/12/2029	44,638
$ 92,000	Romanian Government International Bond 4.00%, 02/14/2051(1)	92,543
		381,959
	Russia - 6.6%
	Russian Federal Bond - OFZ
RUB 15,300,000	6.50%, 02/28/2024	207,960
20,660,000	7.05%, 01/19/2028	276,006
8,790,000	7.15%, 11/12/2025	119,404
3,259,000	7.25%, 05/10/2034	43,323
15,450,000	7.70%, 03/23/2033	212,568
7,840,000	7.75%, 09/16/2026	108,636
36,035,000	8.15%, 02/03/2027	508,237
21,022,000	8.50%, 09/17/2031	305,811
	Russian Foreign Bond - Eurobond
$ 400,000	4.75%, 05/27/2026(1)	448,500
600,000	5.10%, 03/28/2035(1)	717,769
		2,948,214
	Saudi Arabia - 1.1%
	Saudi Government International Bond
230,000	3.25%, 10/26/2026(1)	246,238
200,000	4.50%, 10/26/2046(1)	230,500
		476,738
	Senegal - 0.4%
200,000	Senegal Government International Bond 6.75%, 03/13/2048(2)	198,012
	South Africa - 3.0%
	Republic of South Africa Government Bond
ZAR 9,949,200	7.00%, 02/28/2031	535,075
2,336,400	8.50%, 01/31/2037	127,259
2,450,400	8.88%, 02/28/2035	141,551
	Republic of South Africa Government International Bond
$ 300,000	4.30%, 10/12/2028	302,250
200,000	4.85%, 09/30/2029	204,996
		1,311,131
	Thailand - 0.7%
THB 9,518,000	Thailand Government Bond 3.63%, 06/16/2023	300,533
	Turkey - 0.4%
$ 200,000	Turkey Government International Bond 5.88%, 06/26/2031	185,287
	Ukraine - 1.8%
	Ukraine Government International Bond
500,000	7.38%, 09/25/2032(1)	514,240
270,000	7.75%, 09/01/2025(1)	291,290
		805,530
Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	United Arab Emirates - 1.1%
$ 450,000	Abu Dhabi Government International Bond 3.13%, 04/16/2030(1)		$ 484,893
	Total Foreign Government Obligations (cost $22,643,099)		$ 22,392,243
	Total Long-Term Investments (cost $39,991,829)		$ 39,765,462
SHORT-TERM INVESTMENTS - 11.9%
	Other Investment Pools & Funds - 4.3%
1,905,188	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(6)		$ 1,905,188
	Securities Lending Collateral - 3.1%
8,495	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		8,495
1,304,205	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		1,304,205
93,633	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		93,633
			1,406,333
	U.S. Treasury Securities - 4.5%
2,000,000	U.S. Treasury Bills 0.03%, 02/03/2022(7)		1,999,674
	Total Short-Term Investments (cost $5,311,341)		$ 5,311,195
	Total Investments (cost $45,303,170)	101.3%	$ 45,076,657
	Other Assets and Liabilities	(1.3)%	(595,313)
	Total Net Assets	100.0%	$ 44,481,344
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
55

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2021

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $20,807,298, representing 46.8% of net assets.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $3,981,633, representing 9.0% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Current yield as of period end.
(7)	The rate shown represents current yield to maturity.

OTC Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Chile Republic (BBB-)	MSC	USD	80,000	1.00%	12/20/2026	Quarterly	$ 475	$ —	$ 564	$ 89
Chile Republic (BBB-)	MSC	USD	370,000	1.00%	12/20/2026	Quarterly	2,709	—	2,608	(101)
Colombia Republic (BBB-)	MSC	USD	380,000	1.00%	12/20/2026	Quarterly	—	(12,823)	(11,019)	1,804
Colombia Republic (BBB-)	MSC	USD	80,000	1.00%	12/20/2026	Quarterly	—	(2,695)	(2,320)	375
Total OTC credit default swap contracts							$ 3,184	$ (15,518)	$ (10,167)	$ 2,167

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
6,500,000	CNY	994,735	USD	UBS	11/12/2021	$ 20,122
3,214,554	CNY	494,590	USD	UBS	12/01/2021	6,552
1,370,000	CNY	211,208	USD	UBS	01/19/2022	1,351
1,419,660,000	COP	377,569	USD	UBS	01/14/2022	(2,537)
180,000	EUR	213,491	USD	BOA	11/12/2021	(5,362)
890,000	PLN	224,573	USD	MSC	12/01/2021	(1,647)
700,000	PLN	184,036	USD	JPM	12/01/2021	(8,700)
2,220,000	PLN	573,528	USD	CBK	12/01/2021	(17,464)
10,335,000	THB	308,117	USD	UBS	11/12/2021	3,308
18,970,000	THB	571,928	USD	MSC	01/18/2022	(497)
155,744	USD	1,010,000	CNY	UBS	11/12/2021	(1,949)
78,923	USD	510,000	CNY	UBS	12/01/2021	(585)
14,243	USD	53,910,000	COP	UBS	01/14/2022	2
211,244	USD	180,000	EUR	JPM	11/12/2021	3,116
549,721	USD	469,000	EUR	BOA	12/29/2021	6,656
103,908	USD	90,000	EUR	JPM	12/29/2021	(305)
194,388	USD	770,000	PLN	UBS	12/01/2021	1,519
13,358	USD	450,000	THB	CBK	11/12/2021	(202)
13,475	USD	450,000	THB	CBK	01/18/2022	(81)
Total foreign currency contracts						$ 3,297
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
56

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 17,373,219	$ —	$ 17,373,219	$ —
Foreign Government Obligations	22,392,243	—	22,392,243	—
Short-Term Investments	5,311,195	3,311,521	1,999,674	—
Foreign Currency Contracts(2)	42,634	—	42,634	—
Swaps - Credit Default(2)	2,268	—	2,268	—
Total	$ 45,121,559	$ 3,311,521	$ 41,810,038	$ —
Liabilities
Foreign Currency Contracts(2)	$ (39,337)	$ —	$ (39,337)	$ —
Swaps - Credit Default(2)	(101)	—	(101)	—
Total	$ (39,438)	$ —	$ (39,438)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
57

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Australia - 1.6%
2,446,571	Beach Energy Ltd.	$ 2,570,138
184,312	BHP Group Ltd.(1)	5,062,494
165,724	BHP Group plc	4,377,031
117,220	Champion Iron Ltd.*	391,544
583,468	Fortescue Metals Group Ltd.	6,079,758
411,892	Iluka Resources Ltd.	2,938,601
38,953	McMillan Shakespeare Ltd.	403,057
120,381	Mineral Resources Ltd.	3,538,996
506,379	OceanaGold Corp.*	945,164
475,648	Perenti Global Ltd.	368,230
1,778,527	Perseus Mining Ltd.*	2,109,016
677,024	Regis Resources Ltd.	1,015,298
160,021	Rio Tinto Ltd.	10,963,476
1,143,562	St. Barbara Ltd.	1,257,460
		42,020,263
	Austria - 0.8%
32,991	BAWAG Group AG(2)	2,074,976
111,507	Erste Group Bank AG	4,782,057
120,149	OMV AG	7,274,219
149,398	Raiffeisen Bank International AG	4,365,397
33,703	voestalpine AG	1,280,076
		19,776,725
	Belgium - 0.4%
69,511	Ageas S.A.	3,381,549
50,069	bpost S.A.*	428,958
42,034	KBC Group N.V.	3,914,331
28,108	Ontex Group N.V.*	265,049
23,395	Solvay S.A.	2,781,012
14,559	Telenet Group Holding N.V.	523,047
3,927	Wereldhave Belgium Comm REIT	221,079
		11,515,025
	Bermuda - 0.0%
181,687	DHT Holdings, Inc.	1,182,782
	Brazil - 0.7%
216,000	Atacadao S.A.	636,848
867,500	B3 S.A. - Brasil Bolsa Balcao	1,830,668
388,346	Cia de Saneamento Basico do Estado de Sao Paulo	2,422,088
2,102,553	Cia de Saneamento do Parana	1,385,857
499,800	Cosan S.A.	1,752,550
255,900	EDP - Energias do Brasil S.A.	888,699
381,100	Engie Brasil Energia S.A.	2,627,414
668,500	Equatorial Energia S.A.	2,710,103
166,100	Hypera S.A.	825,821
297,500	Light S.A.	510,259
121,200	Sao Martinho S.A.	822,488
56,600	Unipar Carbocloro S.A.	748,843
		17,161,638
	Canada - 8.2%
599,902	ARC Resources Ltd.	5,753,756
15,200	AutoCanada, Inc.*	547,647
969,354	B2Gold Corp.	4,002,423
727,376	Baytex Energy Corp.*	2,439,084
381,424	BCE, Inc.	19,635,200
75,657	BRP, Inc.	6,652,387
52,100	Canaccord Genuity Group, Inc.	602,838
47,818	Canadian National Railway Co.	6,355,127
165,154	Canadian Natural Resources Ltd.	7,019,312
67,136	Canadian Pacific Railway Ltd.	5,196,313
45,856	Canadian Solar, Inc.*	1,905,317
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Canada - 8.2% - (continued)
58,853	Canfor Corp.*	$ 1,219,288
120,470	Capstone Mining Corp.*	505,203
39,500	Cascades, Inc.	457,684
33,676	Celestica, Inc.*	331,971
211,855	Cenovus Energy, Inc.	2,533,495
212,700	Centerra Gold, Inc.	1,594,906
252,171	CI Financial Corp.	5,750,053
16,231	Cogeco Communications, Inc.	1,393,983
152,253	Corus Entertainment, Inc. Class B	690,158
418,876	Crescent Point Energy Corp.	2,105,211
362,410	Dundee Precious Metals, Inc.	2,383,660
200	E-L Financial Corp. Ltd.	146,249
140,795	Equinox Gold Corp.*	1,044,359
20,200	Equitable Group, Inc.	1,261,521
59,288	ERO Copper Corp.*	1,106,141
1,693	Fairfax Financial Holdings Ltd.	685,695
135,110	First Quantum Minerals Ltd.	3,198,710
7,800	goeasy Ltd.	1,222,311
37,400	Home Capital Group, Inc.*	1,213,626
216,999	Hudbay Minerals, Inc.	1,513,172
81,267	iA Financial Corp., Inc.	4,807,334
593,349	IAMGOLD Corp.*	1,634,874
30,101	IGM Financial, Inc.	1,195,187
140,510	Imperial Oil Ltd.	4,757,086
115,221	Innergex Renewable Energy, Inc.	1,917,867
80,860	Interfor Corp.	1,851,626
14,040	Intertape Polymer Group, Inc.	319,008
942,732	Kinross Gold Corp.	5,667,361
23,725	Largo Resources Ltd.*(1)	295,987
33,600	Linamar Corp.	1,848,054
99,049	Magna International, Inc.	8,056,935
318,925	Manulife Financial Corp.	6,213,059
42,700	Martinrea International, Inc.	396,431
377,852	MEG Energy Corp.*	3,385,891
165,661	National Bank of Canada	13,714,953
519,294	New Gold, Inc.*	730,100
55,674	Nutrien Ltd.	3,891,242
70,397	Open Text Corp.	3,546,016
40,283	Parex Resources, Inc.	782,159
113,820	Royal Bank of Canada	11,847,360
22,100	Stelco Holdings, Inc.	767,321
22,249	Stella-Jones, Inc.	798,742
44,909	Sun Life Financial, Inc.	2,559,334
71,949	Suncor Energy, Inc.	1,892,324
191,630	Teck Resources Ltd. Class B	5,348,174
46,537	TFI International, Inc.	5,160,207
5,637	Topicus.com, Inc.*	629,061
190,325	Toronto-Dominion Bank	13,816,094
123,507	Tourmaline Oil Corp.	4,463,856
38,664	Transcontinental, Inc. Class A	612,326
116,513	Wesdome Gold Mines Ltd.*	1,047,826
70,301	West Fraser Timber Co., Ltd.	5,628,738
680,706	Whitecap Resources, Inc.	4,086,656
		214,135,989
	Cayman Islands - 0.1%
203,256	Hello Group, Inc.	2,530,537
	Chile - 0.0%
5,118,246	Aguas Andinas S.A. Class A	975,204
196,370	Enel Chile S.A. ADR(1)	426,123
		1,401,327
	China - 5.4%
55,327	360 DigiTech, Inc. ADR*	1,129,224

The accompanying notes are an integral part of these financial statements.
58

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	China - 5.4% - (continued)
809,000	3SBio, Inc.*(2)	$ 740,323
3,579,000	Agricultural Bank of China Ltd. Class H	1,216,170
824,250	A-Living Smart City Services Co., Ltd.(2)	2,736,080
2,526,500	BAIC Motor Corp. Ltd. Class H(2)	836,902
218,550	Baidu, Inc.*	4,465,880
4,229,000	Bank of China Ltd. Class H	1,496,650
999,000	Bank of Communications Co., Ltd. Class H	594,288
185,000	CanSino Biologics, Inc.*(2)	4,731,301
4,676,000	China BlueChemical Ltd. Class H	1,563,564
1,123,500	China Conch Venture Holdings Ltd.	5,459,475
5,825,000	China Construction Bank Corp. Class H	3,964,382
1,729,000	China Datang Corp. Renewable Power Co., Ltd. Class H	731,497
3,372,000	China Feihe Ltd.(2)	5,598,512
1,272,800	China International Capital Corp. Ltd. Class H(2)	3,151,158
1,267,000	China Lesso Group Holdings Ltd. Class L	1,958,360
1,737,000	China Life Insurance Co., Ltd. Class H	3,017,637
681,000	China Lilang Ltd.	387,920
1,889,000	China Longyuan Power Group Corp. Ltd. Class H	4,418,439
1,977,000	China Medical System Holdings Ltd.	3,347,493
5,565,000	China Molybdenum Co., Ltd.	3,440,298
948,600	China Pacific Insurance Group Co., Ltd. Class H	2,900,698
1,184,000	China SCE Group Holdings Ltd.	369,261
984,000	China Shineway Pharmaceutical Group Ltd.	943,367
2,230,000	China Suntien Green Energy Corp. Ltd. Class H	1,772,328
32,662,000	China Tower Corp. Ltd. Class H(2)	4,232,954
906,500	China Yongda Automobiles Services Holdings Ltd.	1,442,309
735,000	CITIC Securities Co., Ltd. Class H	1,866,134
1,598,000	COFCO Meat Holdings Ltd.(1)	618,473
1,708,000	Consun Pharmaceutical Group Ltd.	731,967
1,077,500	CSC Financial Co., Ltd. Class H(1)(2)	1,139,005
3,120,000	CSPC Pharmaceutical Group Ltd.	3,255,719
2,761,000	Dali Foods Group Co. Ltd.(2)	1,536,550
93,975	Daqo New Energy Corp. ADR*	7,310,315
2,416,000	Dongfeng Motor Group Co., Ltd. Class H	2,250,158
58,200	ENN Energy Holdings Ltd.	1,002,697
409,000	Fu Shou Yuan International Group Ltd.	351,132
424,000	Greentown China Holdings Ltd.	584,165
2,256,000	Guangzhou Automobile Group Co., Ltd. Class H	2,129,573
228,000	Haitian International Holdings Ltd.	664,505
512,500	Hengan International Group Co., Ltd.	2,678,290
9,628,000	Industrial & Commercial Bank of China Ltd. Class H	5,277,704
36,934	JinkoSolar Holding Co., Ltd. ADR*(1)	2,209,392
121,500	Kintor Pharmaceutical Ltd.*(1)(2)	606,296
1,634,000	Lenovo Group Ltd.	1,774,472
587,400	Livzon Pharmaceutical Group, Inc.	1,934,880
6,369,000	Lonking Holdings Ltd.	1,858,738
129,500	NetDragon Websoft Holdings Ltd.	283,633
1,196,000	Ping An Insurance Group Co. of China Ltd. Class H	8,566,624
304,000	Q Technology Group Co., Ltd.	443,813
68,000	Qingling Motors Co., Ltd. Class H	15,311
159,000	S-Enjoy Service Group Co., Ltd.	309,407
201,500	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	368,791
1,755,000	Sinopec Engineering Group Co., Ltd. Class H	925,013
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	China - 5.4% - (continued)
1,020,800	Sinopharm Group Co., Ltd. Class H	$ 2,423,903
1,754,000	Sinotrans Ltd. Class H	576,578
838,000	Sinotruk Hong Kong Ltd.	1,156,671
1,068,000	Tianneng Power International Ltd.(1)	1,219,542
435,000	Times Neighborhood Holdings Ltd.(1)	204,186
161,000	Vipshop Holdings Ltd. ADR*	1,796,760
312,000	Weichai Power Co., Ltd. Class H	558,470
1,720,400	Xinjiang Goldwind Science & Technology Co., Ltd. Class H(1)	3,847,320
375,200	Xinte Energy Co., Ltd. Class H	1,200,023
1,268,000	Yadea Group Holdings Ltd.(2)	2,178,641
388,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H(2)	653,422
814,000	Yangzijiang Shipbuilding Holdings Ltd.	859,379
538,200	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H*(2)	251,628
489,000	Zhongsheng Group Holdings Ltd.	4,408,993
1,693,600	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	1,219,870
		139,894,613
	Cyprus - 0.3%
406,097	Polymetal International plc	7,507,081
	Czech Republic - 0.0%
47,895	O2 Czech Republic AS	550,054
	Denmark - 0.9%
3,562	AP Moller - Maersk A/S Class B	10,322,489
65,383	Carlsberg A/S Class B	10,795,766
8,628	Pandora A/S	1,207,364
80,953	Spar Nord Bank A/S	1,042,891
21,948	Sydbank A/S	754,245
		24,122,755
	Finland - 0.2%
260,466	Nokia Oyj*	1,494,946
258,131	Outokumpu Oyj*	1,607,871
34,854	TietoEVRY Oyj	1,068,878
		4,171,695
	France - 5.7%
12,213	Amundi S.A.(2)	1,088,143
49,652	Atos SE	2,590,478
109,715	BNP Paribas S.A.	7,344,016
112,684	Cie de Saint-Gobain	7,776,608
29,225	Cie Generale des Etablissements Michelin SCA	4,594,680
58,767	Coface S.A.*	840,239
193,311	Danone S.A.	12,601,120
49,561	Derichebourg S.A.*	564,018
6,943	Eramet S.A.*	580,227
240,045	Eutelsat Communications S.A.	3,411,793
109,887	Faurecia SE	5,739,177
8,735	Fnac Darty S.A.	567,098
34,077	Gaztransport Et Technigaz S.A.	2,816,824
78,350	Ipsen S.A.	8,108,744
35,999	IPSOS	1,687,183
230,244	Metropole Television S.A.	5,073,048
14,187	Nexans S.A.	1,423,432
900,689	Orange S.A.(1)	9,821,968
74,210	Publicis Groupe S.A.	4,981,971
152,925	Rexel S.A.	3,039,567
12,552	Rothschild & Co.	552,110
21,910	Rubis SCA	702,200
326,442	Sanofi	32,789,175

The accompanying notes are an integral part of these financial statements.
59

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	France - 5.7% - (continued)
15,775	Societe BIC S.A.	$ 916,354
179,926	Societe Generale S.A.	6,010,234
61,770	Technip Energies N.V.*	950,664
306,023	TotalEnergies SE	15,324,086
2,935	Trigano S.A.	550,938
190,834	Valeo S.A.	5,607,096
67,015	Valneva SE*(1)	1,481,078
		149,534,269
	Georgia - 0.1%
68,559	TBC Bank Group plc	1,473,076
	Germany - 3.5%
14,141	Aurubis AG	1,218,528
59,420	BASF SE	4,276,674
65,552	Bayer AG	3,694,357
35,842	Bayerische Motoren Werke AG	3,621,332
58,376	BioNTech SE*	16,271,142
118,072	CECONOMY AG*	576,066
129,356	Covestro AG(2)	8,283,779
52,583	Daimler AG	5,219,516
322,589	Deutsche Bank AG*	4,143,755
23,257	Deutsche Boerse AG	3,860,826
19,318	Deutsche Post AG	1,195,919
10,186	Draegerwerk AG & Co. KGaA	801,878
17,823	DWS Group GmbH & Co. KgaA(2)	770,943
46,161	Freenet AG	1,188,888
191,069	Fresenius Medical Care AG & Co. KGaA	12,692,535
80,780	Fresenius SE & Co. KGaA	3,671,754
21,272	Hochtief AG	1,641,139
5,294	Hornbach Holding AG & Co. KGaA	669,466
57,297	Kloeckner & Co. SE*	769,817
51,322	Porsche Automobil Holding SE	5,341,411
87,233	ProSiebenSat.1 Media SE	1,461,217
30,112	Salzgitter AG*	1,104,808
251,499	Schaeffler AG	1,998,446
12,042	Volkswagen AG	2,702,603
17,892	Wacker Chemie AG	3,233,208
		90,410,007
	Greece - 0.0%
31,735	JUMBO S.A.	472,354
	Hong Kong - 2.6%
161,600	ASM Pacific Technology Ltd.	1,748,578
267,000	Bank of East Asia Ltd.	438,486
965,000	BOC Hong Kong Holdings Ltd.	3,057,935
2,314,000	Brilliance China Automotive Holdings Ltd.*(3)(4)	765,831
292,400	China Gas Holdings Ltd.	729,836
970,000	China Overseas Grand Oceans Group Ltd.	465,065
2,138,500	China Overseas Land & Investment Ltd.	4,716,581
2,126,000	China Traditional Chinese Medicine Co., Ltd.	1,011,015
656,303	CK Asset Holdings Ltd.	4,054,019
401,200	Dah Sing Banking Group Ltd.	383,846
111,600	Dah Sing Financial Holdings Ltd.	345,933
264,000	Hang Lung Group Ltd.	618,169
99,000	Hang Lung Properties Ltd.	229,765
735,000	Henderson Land Development Co., Ltd.	3,077,577
394,400	Hongkong Land Holdings Ltd.	2,177,983
531,000	Hysan Development Co., Ltd.	1,846,096
841,500	JS Global Lifestyle Co., Ltd.(2)	1,558,349
232,000	Kerry Logistics Network Ltd.	562,552
276,000	Kerry Properties Ltd.	780,169
271,500	Kingboard Holdings Ltd.	1,183,144
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Hong Kong - 2.6% - (continued)
1,822,000	Kunlun Energy Co., Ltd.	$ 1,659,441
3,106,000	Pacific Basin Shipping Ltd.	1,433,439
962,000	Pacific Textiles Holdings Ltd.	480,433
929,000	PAX Global Technology Ltd.	643,772
321,000	Shenzhen International Holdings Ltd.	386,457
12,430,000	Sino Biopharmaceutical Ltd.	9,165,688
720,000	Sino Land Co., Ltd.	946,357
900,000	SITC International Holdings Co., Ltd.	3,041,857
850,000	SSY Group Ltd.	403,781
390,000	Sun Hung Kai Properties Ltd.	5,170,746
280,000	Swire Pacific Ltd. Class A	1,760,245
708,800	Swire Properties Ltd.	1,900,269
41,000	TAI Cheung Holdings Ltd.	25,712
713,000	TCL Electronics Holdings Ltd.	386,584
1,242,000	Untrade Youyuan(1)(3)(4)	—
1,399,089	WH Group Ltd.(2)	980,781
668,000	Wharf Real Estate Investment Co., Ltd.	3,773,036
1,956,000	Xinyi Glass Holdings Ltd.	5,511,900
		67,421,427
	Hungary - 0.2%
128,870	MOL Hungarian Oil & Gas plc	1,101,235
161,929	Richter Gedeon Nyrt	4,536,234
		5,637,469
	Indonesia - 0.3%
3,014,900	Bank Mandiri Persero Tbk PT	1,524,248
1,683,900	Indofood Sukses Makmur Tbk PT	755,846
16,392,700	Telekomunikasi Indonesia Persero Tbk PT	4,381,532
1,481,900	Vale Indonesia Tbk PT	507,869
		7,169,495
	Ireland - 0.4%
1,218,668	AIB Group plc*	3,298,297
819,529	Bank of Ireland Group plc*	4,882,087
432,166	Glenveagh Properties plc*(2)	544,546
129,726	Kenmare Resources plc	760,255
		9,485,185
	Isle of Man - 0.1%
637,632	Strix Group plc	2,552,448
	Israel - 0.8%
232,162	Bank Hapoalim BM	2,286,554
233,412	Bank Leumi Le-Israel BM	2,230,104
1,074,697	Bezeq The Israeli Telecommunication Corp. Ltd.*	1,348,058
70,000	Check Point Software Technologies Ltd.*	8,372,000
229,013	Israel Chemicals Ltd.	1,962,640
1	Mehadrin Ltd.*	39
30,769	Phoenix Holdings Ltd.	388,918
113,019	Plus500 Ltd.	2,034,686
295,027	Teva Pharmaceutical Industries Ltd.*	2,578,536
17,092	ZIM Integrated Shipping Services Ltd.	875,452
		22,076,987
	Italy - 1.4%
364,471	Anima Holding S.p.A.(2)	1,936,595
69,136	Azimut Holding S.p.A.	1,990,999
63,299	Banca Farmafactoring S.p.A.(2)	566,781
708,158	Eni S.p.A.	10,149,632
355,253	Mediobanca Banca di Credito Finanziario S.p.A.*	4,239,136
103,018	Prysmian S.p.A.	3,895,014
11,273,148	Telecom Italia S.p.A.	4,021,692

The accompanying notes are an integral part of these financial statements.
60

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Italy - 1.4% - (continued)
1,119,448	Terna Rete Elettrica Nazionale S.p.A.	$ 8,340,776
170,981	UniCredit S.p.A.	2,260,273
18,464	Unieuro S.p.A.(2)	433,827
		37,834,725
	Japan - 15.8%
94,500	ADEKA Corp.	2,102,186
78,500	AGC, Inc.	3,908,951
128,700	Aisin Corp.	4,709,489
173,000	Amada Co., Ltd.	1,709,148
25,600	Arcland Sakamoto Co., Ltd.	382,922
54,300	Arisawa Manufacturing Co., Ltd.	462,640
75,400	Asahi Diamond Industrial Co., Ltd.	463,628
80,000	Asahi Holdings, Inc.	1,427,850
27,200	Asahi Yukizai Corp.	328,691
9,000	Asanuma Corp.	359,926
1,382,500	Astellas Pharma, Inc.	23,307,247
1,500	Bando Chemical Industries Ltd.	11,591
25,700	Canon Electronics, Inc.	353,751
29,700	Canon Marketing Japan, Inc.	588,367
428,100	Citizen Watch Co., Ltd.	1,866,970
48,700	CKD Corp.	965,485
38,700	Coca-Cola Bottlers Japan Holdings, Inc.	532,573
3,100	Corona Corp.	24,907
69,400	Cosmo Energy Holdings Co., Ltd.	1,418,718
100,300	Dai Nippon Printing Co., Ltd.	2,484,939
17,900	Daido Steel Co., Ltd.	685,799
31,200	Daiho Corp.(1)	1,050,997
71,700	Daikyonishikawa Corp.	430,869
1,800	Dainichi Co., Ltd.	12,456
26,900	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	621,798
13,600	Daito Pharmaceutical Co., Ltd.	383,524
523,700	Daiwa Securities Group, Inc.	2,942,225
234,000	Daiwabo Holdings Co., Ltd.	4,119,563
95,900	DCM Holdings Co., Ltd.	935,036
16,100	Denso Corp.	1,167,172
29,700	Dexerials Corp.	600,808
57,700	DIC Corp.	1,527,709
19,900	Doutor Nichires Holdings Co., Ltd.	285,452
46,800	Dowa Holdings Co., Ltd.	1,954,551
36,000	Eagle Industry Co., Ltd.	384,539
78,000	EDION Corp.(1)	740,273
184,900	ENEOS Holdings, Inc.	745,563
61,600	Exedy Corp.	917,579
104,600	FCC Co., Ltd.	1,448,166
42,100	Ferrotec Holdings Corp.	1,412,224
46,400	Foster Electric Co., Ltd.	330,772
78,300	FUJIFILM Holdings Corp.	6,050,818
8,800	Fujimi, Inc.	553,390
1,100	FuKoKu Co., Ltd.	9,562
24,100	Goldcrest Co., Ltd.	345,304
64,200	GS Yuasa Corp.	1,397,611
29,400	G-Tekt Corp.	366,529
33,700	GungHo Online Entertainment, Inc.	632,241
237,400	Hachijuni Bank Ltd.	793,436
26,300	Hamakyorex Co., Ltd.	729,151
247,600	Haseko Corp.	3,224,010
226,500	Hazama Ando Corp.	1,533,791
36,100	Hitachi Ltd.	2,080,246
106,900	Hokuetsu Kishu Paper Co., Ltd.	706,342
222,100	Honda Motor Co., Ltd.	6,569,243
57,400	Hosiden Corp.	605,197
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Japan - 15.8% - (continued)
27,000	Iida Group Holdings Co., Ltd.	$ 665,671
10,500	Imasen Electric Industrial	65,392
1,106,000	Inpex Corp.	9,223,287
408,300	Isuzu Motors Ltd.	5,492,778
217,300	ITOCHU Corp.	6,197,584
210,000	Iyo Bank Ltd.	1,027,429
51,300	Japan Petroleum Exploration Co., Ltd.	933,542
47,200	Japan Post Insurance Co., Ltd.	765,805
211,600	JGC Holdings Corp.	1,988,470
173,100	JTEKT Corp.	1,532,214
21,800	K&O Energy Group, Inc.	312,385
122,000	Kajima Corp.	1,502,156
119,000	Kamigumi Co., Ltd.	2,396,059
77,600	Kanamoto Co., Ltd.	1,662,253
63,800	Kandenko Co., Ltd.	494,567
61,300	Kaneka Corp.	2,350,789
33,600	Kanematsu Corp.	390,203
42,700	Kanto Denka Kogyo Co., Ltd.	392,764
802,400	KDDI Corp.	24,537,378
19,800	KH Neochem Co., Ltd.	508,876
29,600	Kinden Corp.	485,754
26,400	Kintetsu World Express, Inc.	634,039
18,100	Kissei Pharmaceutical Co., Ltd.	362,060
251,300	Kobe Steel Ltd.	1,476,486
22,000	Kohnan Shoji Co., Ltd.	688,013
26,400	Komeri Co., Ltd.	609,663
29,600	Kumagai Gumi Co., Ltd.	732,643
29,700	Kureha Corp.	1,930,139
31,200	Kyokuto Kaihatsu Kogyo Co., Ltd.	426,406
45,600	Kyudenko Corp.	1,446,437
14,300	Life Corp.	469,388
36,700	Makino Milling Machine Co., Ltd.	1,320,396
535,600	Marubeni Corp.	4,544,737
573,700	Mazda Motor Corp.*	5,160,014
57,300	MCJ Co., Ltd.	645,122
25,800	Meidensha Corp.	543,072
691,300	Mitsubishi Chemical Holdings Corp.	5,722,182
139,400	Mitsubishi Gas Chemical Co., Inc.	2,805,597
435,300	Mitsubishi Motors Corp.*	1,393,187
22,200	Mitsuboshi Belting Ltd.	394,581
299,800	Mitsui & Co., Ltd.	6,860,777
112,600	Mitsui Chemicals, Inc.	3,348,029
26,300	Mitsui Mining & Smelting Co., Ltd.	754,683
46,600	Mitsui OSK Lines Ltd.	2,938,199
34,600	Mitsui Sugar Co., Ltd.	614,847
35,400	Mizuno Corp.	823,872
3,900	Murakami Corp.	88,883
105,800	Musashi Seimitsu Industry Co., Ltd.	1,991,273
88,300	Nagase & Co., Ltd.	1,494,546
21,700	Nextage Co., Ltd.	397,691
159,400	NGK Spark Plug Co., Ltd.	2,546,414
229,000	NHK Spring Co., Ltd.	1,727,526
16,200	Nichias Corp.	396,657
4,000	Nichireki Co., Ltd.	47,464
10,868	Nichirin Co., Ltd.	174,068
41,700	Nikkon Holdings Co., Ltd.	814,706
319,000	Nikon Corp.	3,517,215
14,100	Nippon Carbon Co., Ltd.	544,340
86,500	Nippon Kayaku Co., Ltd.	911,024
96,950	Nippon Light Metal Holdings Co., Ltd.	1,609,104
26,600	Nippon Seiki Co., Ltd.	267,612
29,400	Nippon Shokubai Co., Ltd.	1,535,995
23,700	Nippon Soda Co., Ltd.	712,084

The accompanying notes are an integral part of these financial statements.
61

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Japan - 15.8% - (continued)
107,600	Nippon Suisan Kaisha Ltd.	$ 611,523
890,500	Nippon Telegraph & Telephone Corp.	24,950,860
78,100	Nippon Yusen KK	5,627,673
53,300	Nishio Rent All Co., Ltd.	1,317,994
630,500	Nissan Motor Co., Ltd.*	3,209,156
15,000	Nisshin Oillio Group Ltd.	397,622
22,200	Nitta Corp.	508,938
26,800	Nojima Corp.	587,752
137,100	NOK Corp.	1,591,424
869,200	Nomura Holdings, Inc.	4,139,578
12,400	Noritake Co. Ltd.	542,182
433,100	Obayashi Corp.	3,656,332
514,400	Oji Holdings Corp.	2,549,746
31,000	Okinawa Cellular Telephone Co.	1,396,743
20,600	Okura Industrial Co., Ltd.	380,913
622,700	Ono Pharmaceutical Co., Ltd.	13,065,321
65,000	Osaki Electric Co., Ltd.	320,445
28,500	Oyo Corp.	436,739
424,100	Panasonic Corp.	5,244,430
238,100	Penta-Ocean Construction Co., Ltd.	1,640,730
36,000	Piolax, Inc.	517,875
198,500	Press Kogyo Co., Ltd.	578,379
358,800	Renesas Electronics Corp.*	4,413,751
159,600	Rengo Co., Ltd.	1,210,267
6,500	Rohm Co., Ltd.	594,344
10,200	Rorze Corp.	977,645
26,100	Ryosan Co., Ltd.	538,048
29,200	Sanki Engineering Co., Ltd.	367,785
2,000	Sanko Metal Industrial Co., Ltd.	44,156
25,200	Sankyu, Inc.	1,137,698
13,000	Sanyo Chemical Industries Ltd.	643,691
46,900	Sawai Group Holdings Co., Ltd.	2,068,958
132,300	SBI Holdings, Inc.	3,429,145
35,700	SCREEN Holdings Co., Ltd.	3,318,287
18,600	SEC Carbon Ltd.(1)	950,228
122,700	Seino Holdings Co., Ltd.	1,486,621
187,200	Sekisui House Ltd.	3,892,033
42,300	Sekisui Jushi Corp.	788,032
51,200	Senko Group Holdings Co., Ltd.	455,405
41,300	Shikoku Chemicals Corp.	507,539
23,000	Shima Seiki Manufacturing Ltd.	442,257
310,900	Shimizu Corp.	2,277,915
70,600	Shinnihon Corp.	516,771
108,700	Shizuoka Bank Ltd.	875,294
48,800	Showa Denko KK	1,223,906
43,000	Sintokogio Ltd.	282,595
29,500	SK-Electronics Co., Ltd.	238,537
327,100	SKY Perfect JSAT Holdings, Inc.	1,226,714
311,600	Softbank Corp.	4,253,239
103,300	Sumco Corp.	1,973,919
26,700	Sumitomo Bakelite Co., Ltd.	1,199,969
345,500	Sumitomo Chemical Co., Ltd.	1,702,042
125,600	Sumitomo Corp.	1,789,757
268,200	Sumitomo Electric Industries Ltd.	3,559,782
115,500	Sumitomo Forestry Co., Ltd.	2,206,160
87,700	Sumitomo Heavy Industries Ltd.	2,257,880
146,500	Sumitomo Mitsui Construction Co., Ltd.	621,693
146,000	Sumitomo Mitsui Financial Group, Inc.	4,737,647
140,800	Sumitomo Rubber Industries Ltd.	1,735,229
33,600	Sumitomo Seika Chemicals Co., Ltd.	956,981
32,900	Tachi-S Co., Ltd.	398,469
19,000	Taihei Dengyo Kaisha Ltd.	448,810
121,400	Taisei Corp.	3,809,427
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Japan - 15.8% - (continued)
30,100	Taiyo Yuden Co., Ltd.	$ 1,525,661
63,600	TBS Holdings, Inc.	1,005,996
107,100	Toagosei Co., Ltd.	1,196,958
31,900	Toho Holdings Co., Ltd.	516,460
113,500	Tokai Carbon Co., Ltd.	1,484,663
41,700	Tokai Rika Co., Ltd.	583,703
37,900	Tokyo Seimitsu Co., Ltd.	1,543,137
61,200	Tokyo Steel Manufacturing Co., Ltd.	681,018
174,300	Tokyu Construction Co., Ltd.	1,232,459
210,100	Toppan, Inc.	3,391,460
74,800	Topre Corp.	865,214
275,200	Toray Industries, Inc.	1,714,913
9,900	Torii Pharmaceutical Co., Ltd.	257,022
70,200	Tosoh Corp.	1,182,239
105,600	Toyo Construction Co., Ltd.	528,597
38,200	Toyo Ink SC Holdings Co., Ltd.	672,745
120,100	Toyo Seikan Group Holdings Ltd.	1,426,072
38,400	Toyo Tanso Co., Ltd.	1,043,922
87,600	Toyo Tire Corp.	1,456,649
21,400	Toyoda Gosei Co., Ltd.	437,893
36,100	Toyota Boshoku Corp.	694,096
81,800	Toyota Tsusho Corp.	3,548,171
44,400	TPR Co., Ltd.	565,774
151,600	TS Tech Co., Ltd.	2,028,413
34,400	Tsubakimoto Chain Co.	1,016,429
20,200	Tv Tokyo Holdings Corp.	383,035
47,000	Ulvac, Inc.	2,636,935
75,400	Unipres Corp.	615,166
37,600	Ushio, Inc.	672,678
15,800	Valor Holdings Co., Ltd.	334,629
92,000	Wakita & Co., Ltd.	832,420
253,400	Yamaha Motor Co., Ltd.	7,063,221
52,900	Yokogawa Bridge Holdings Corp.	1,066,264
104,500	Yokohama Rubber Co., Ltd.	1,768,261
18,500	Yuasa Trading Co., Ltd.	494,421
54,500	Yurtec Corp.	319,245
46,600	Zenkoku Hosho Co., Ltd.	2,251,927
		411,919,299
	Luxembourg - 0.3%
31,704	Aperam S.A.	1,890,307
60,496	ArcelorMittal S.A.	2,045,983
6,749	Befesa S.A.(2)	502,123
66,373	RTL Group S.A.	3,833,589
		8,272,002
	Malaysia - 0.4%
48,400	AFFIN Bank Bhd	19,895
396,800	AMMB Holdings Bhd*	321,963
9,062,400	Astro Malaysia Holdings Bhd	2,177,515
396,700	Kossan Rubber Industries	226,084
768,200	Lingkaran Trans Kota Holdings Bhd	714,216
573,070	Lynas Corp. Ltd.*	3,196,872
1,462,800	Public Bank Bhd	1,473,044
944,900	RHB Bank Bhd	1,274,945
558,600	Scientex BHD	628,610
638,600	Supermax Corp. Bhd	296,091
530,800	Westports Holdings Bhd	572,972
		10,902,207
	Mexico - 0.6%
470,800	Banco del Bajio S.A.(2)	882,235
1,223,601	Bolsa Mexicana de Valores S.A.B. de C.V.	2,341,649
2,296,000	Concentradora Fibra Danhos S.A. de C.V. REIT(1)	2,798,069

The accompanying notes are an integral part of these financial statements.
62

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Mexico - 0.6% - (continued)
658,100	Gentera S.A.B. de C.V.*	$ 396,369
3,705	Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR(1)	467,867
1,043,300	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	1,044,922
4,820,933	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	7,619,641
2	Urbi Desarrollos Urbanos S.A.B. de C.V.*	1
		15,550,753
	Monaco - 0.0%
33,512	Costamare, Inc.	449,396
	Netherlands - 3.3%
365,540	ABN Amro Bank N.V.(2)	5,376,256
9,743	Accell Group N.V.*	401,685
222,608	Aegon N.V.	1,129,132
84,464	AMG Advanced Metallurgical Group N.V.(1)	2,491,274
145,426	ASR Nederland N.V.	6,797,823
119,971	Euronext N.V.(2)	13,498,365
24,577	EXOR N.V.	2,318,371
12,916	Flow Traders(2)	438,371
388,196	ING Groep N.V.	5,888,507
45,042	Intertrust N.V.*(2)	681,057
20,107	Koninklijke Vopak N.V.	800,216
135,518	NN Group N.V.	7,244,353
440,234	PostNL N.V.	1,910,668
548,157	Royal Dutch Shell plc Class A	12,557,660
521,895	Royal Dutch Shell plc Class B	11,976,823
100,891	Signify N.V.(2)	4,888,813
316,866	Stellantis N.V.	6,326,055
		84,725,429
	Norway - 1.4%
49,584	Aker BP ASA	1,902,633
64,802	Austevoll Seafood ASA	877,328
674,678	Equinor ASA	17,095,212
234,105	Europris ASA(2)	1,733,540
186,850	Frontline Ltd.	1,660,825
175,415	Nordic American Tankers Ltd.(1)	412,225
249,135	Norsk Hydro ASA	1,830,013
108,023	Telenor ASA	1,706,818
154,487	Yara International ASA	8,073,933
		35,292,527
	Philippines - 0.0%
373,000	Metropolitan Bank & Trust Co.	352,781
	Poland - 0.2%
104,670	KGHM Polska Miedz S.A.	4,024,894
47,461	Powszechna Kasa Oszczednosci Bank Polski S.A.*	581,107
		4,606,001
	Portugal - 0.0%
138,445	NOS SGPS S.A.	539,983
	Russia - 1.0%
64,397	Globaltrans Investment plc GDR	569,080
32,553	Lukoil PJSC ADR	3,318,155
17,314	LUKOIL PJSC ADR	1,766,547
131,644	MMC Norilsk Nickel PJSC ADR	4,113,996
314,255	Mobile TeleSystems PJSC ADR	2,888,003
201,999	PhosAgro PJSC GDR	4,831,816
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Russia - 1.0% - (continued)
81,232	Polyus PJSC GDR	$ 8,030,763
539,390	RusHydro PJSC ADR	590,139
		26,108,499
	Singapore - 1.4%
181,000	AEM Holdings Ltd.	563,706
74,100	BOC Aviation Ltd.(2)	648,432
31,600	China Yuchai International Ltd.	416,488
186,400	DBS Group Holdings Ltd.	4,355,768
1,400,000	IGG, Inc.	1,301,682
1,434,700	Oversea-Chinese Banking Corp. Ltd.	12,541,899
448,600	Riverstone Holdings Ltd.	286,455
1,378,600	Singapore Press Holdings Ltd.	2,041,030
493,800	United Overseas Bank Ltd.	9,815,922
712,100	UOL Group Ltd.	3,819,296
		35,790,678
	South Africa - 2.0%
76,147	AECI Ltd.	565,377
61,250	Anglo American Platinum Ltd.	6,188,756
275,426	AngloGold Ashanti Ltd. ADR	5,089,872
57,565	Aspen Pharmacare Holdings Ltd.	916,706
268,724	Barloworld Ltd.	2,256,930
868,410	Gold Fields Ltd. ADR	8,058,845
94,262	Hudaco Industries Ltd.	844,995
493,386	Impala Platinum Holdings Ltd.	6,385,574
92,152	Kumba Iron Ore Ltd.	2,804,203
49,775	Mr. Price Group Ltd.	651,588
203,027	MTN Group Ltd.*	1,820,569
226,987	MultiChoice Group Ltd.	1,805,048
2,733,223	Netcare Ltd.*	3,025,781
73,987	Oceana Group Ltd.	296,723
80,499	Royal Bafokeng Platinum Ltd.	577,274
184,094	Sappi Ltd.*	565,499
227,873	Standard Bank Group Ltd.	2,019,279
303,456	Truworths International Ltd.	1,071,185
705,513	Vodacom Group Ltd.	6,262,092
		51,206,296
	South Korea - 5.6%
6,959	AfreecaTV Co., Ltd.	1,152,906
30,450	Asia Paper Manufacturing Co., Ltd.	1,196,651
131,840	BH Co., Ltd.	2,118,310
17,741	Bioneer Corp.*	761,269
4,478	CJ CheilJedang Corp.	1,455,366
10,034	Com2uSCorp	1,105,425
36,255	Coway Co., Ltd.	2,458,269
19,133	Daesang Corp.	391,420
84,741	Daewoo Engineering & Construction Co., Ltd.*	453,696
20,973	DB HiTek Co., Ltd.	1,036,658
48,189	Dongkuk Steel Mill Co., Ltd.	703,346
15,137	Echo Marketing, Inc.	225,157
10,382	Eo Technics Co., Ltd.	957,591
28,576	Eugene Technology Co., Ltd.	1,089,506
31,308	Fila Holdings Corp.	997,501
24,999	GS Holdings Corp.	905,326
110,742	Hana Financial Group, Inc.	4,270,192
18,238	Handsome Co., Ltd.	658,985
70,539	Hankook Tire & Technology Co., Ltd.	2,499,292
10,274	Hansol Chemical Co., Ltd.	2,899,411
116,319	Hanwha Chemical Corp.*	4,080,795
31,319	Hanyang Eng Co., Ltd.	412,754
57,065	HMM Co., Ltd.*	1,305,662
1,217	Hyosung Advanced Materials Corp.*	743,335
1,390	Hyosung Chemical Corp.*	344,254

The accompanying notes are an integral part of these financial statements.
63

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	South Korea - 5.6% - (continued)
6,257	Hyosung Corp.	$ 553,977
1,807	Hyosung TNC Corp.	929,008
27,797	Hyundai Department Store Co., Ltd.	1,973,702
35,233	Hyundai Greenfood Co., Ltd.	292,944
6,416	Hyundai Home Shopping Network Corp.	385,137
16,458	Hyundai Mobis Co., Ltd.	3,557,710
10,730	Hyundai Motor Co.	1,919,119
11,716	Hyundai Wia Corp.	846,080
30,973	INTOPS Co., Ltd.	617,791
94,761	KB Financial Group, Inc.	4,586,801
125,899	Kia Motors Corp.	9,187,143
7,236	KIWOOM Securities Co., Ltd.	652,337
10,965	Kolmar BNH Co., Ltd.	333,527
15,866	Kolon Industries, Inc.	1,213,994
3,314	Krafton, Inc.*	1,331,499
59,066	KT Skylife Co., Ltd.	512,567
55,238	LG Corp.	4,318,368
84,654	LG Electronics, Inc.	8,757,784
10,965	LG Innotek Co., Ltd.	1,971,031
99,775	LG Uplus Corp.	1,227,946
12,606	Lotte Chemical Corp.	2,424,657
13,440	Lotte Corp.	376,453
37,058	LOTTE Fine Chemical Co., Ltd.	2,705,526
88,082	NH Investment & Securities Co., Ltd.	994,864
10,364	Osstem Implant Co., Ltd.	1,098,598
20,680	Samsung Card Co., Ltd.	607,203
184,402	Samsung Electronics Co., Ltd.	11,040,722
4,331	Samsung Electronics Co., Ltd. GDR	6,484,967
32,897	Samsung Securities Co., Ltd.	1,337,378
20,741	SD Biosensor, Inc.*	812,920
10,305	Seegene, Inc.	471,477
634,176	Seohee Construction Co., Ltd.	1,002,776
12,783	SFA Engineering Corp.	386,610
13,569	Shindaeyang Paper Co., Ltd.	1,018,583
29,771	Shinhan Financial Group Co., Ltd.	971,931
7,977	Silicon Works Co., Ltd.	750,067
19,109	SK Bioscience Co., Ltd.*	3,761,131
156,269	SK Hynix, Inc.	13,775,201
21,215	SK Innovation Co., Ltd.*	4,424,388
22,763	SK Telecom Co., Ltd.(3)(4)	6,027,338
11,456	S-Oil Corp.	1,002,373
3,575	Soulbrain Co., Ltd.	802,499
22,135	Soulbrain Holdings Co., Ltd.*	829,109
16,337	Spigen Korea Co., Ltd.	639,697
4,195	Tokai Carbon Korea Co., Ltd.	448,663
16,888	Webzen, Inc.*	390,929
32,095	Wonik IPS Co., Ltd.	1,113,911
10,343	Youngone Holdings Co., Ltd.	416,399
		145,507,912
	Spain - 1.5%
68,192	Acerinox S.A.	949,391
119,821	Atresmedia Corp. de Medios de Comunicacion S.A.*	488,421
498,265	Banco Bilbao Vizcaya Argentaria S.A.	3,486,921
514,588	CaixaBank S.A.	1,479,268
53,723	CIE Automotive S.A.	1,462,332
305,678	Mediaset Espana Comunicacion S.A.*	1,590,137
10,727	Pharma Mar S.A.	832,564
874,960	Prosegur Cash S.A.(2)	600,974
560,783	Red Electrica Corp. S.A.	11,676,480
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Spain - 1.5% - (continued)
973,428	Repsol S.A.	$ 12,468,183
233,781	Sacyr S.A.	666,379
792,519	Telefonica S.A.	3,442,431
		39,143,481
	Sweden - 1.9%
40,298	Bilia AB Class A	716,557
130,942	Boliden AB	4,616,256
17,394	Bure Equity AB	807,383
433,165	Essity AB Class B	14,030,942
37,169	Granges AB	405,399
42,700	Intrum AB	1,212,017
258,930	Lundin Energy AB	10,226,031
85,627	Nobia AB	527,755
720,234	Skandinaviska Enskilda Banken AB Class A	11,262,895
93,410	SKF AB Class B	2,169,465
274,124	SSAB AB*	1,562,051
119,768	Telefonaktiebolaget LM Ericsson Class B	1,307,316
111,733	Tethys Oil AB	813,481
		49,657,548
	Switzerland - 4.6%
9,748	Baloise Holding AG	1,553,442
930,783	Credit Suisse Group AG	9,681,731
203,487	Ferrexpo plc	868,054
173,059	Julius Baer Group Ltd.	12,517,717
390,061	Novartis AG	32,263,000
86,368	Roche Holding AG	33,458,442
22,358	Swisscom AG	12,174,475
4,684	Swissquote Group Holding S.A.	950,145
867,292	UBS Group AG	15,787,037
14,856	Vontobel Holding AG	1,375,800
		120,629,843
	Taiwan - 5.8%
1,150,000	ASE Technology Holding Co., Ltd.	4,113,569
240,000	Asia Vital Components Co., Ltd.	717,167
169,000	Asustek Computer, Inc.	2,148,635
6,706,000	AU Optronics Corp.	4,608,518
252,000	Catcher Technology Co., Ltd.	1,461,199
2,580,000	Cathay Financial Holding Co., Ltd.	5,377,990
178,000	Chenbro Micom Co., Ltd.	481,921
279,000	Cheng Uei Precision Industry Co., Ltd.	387,854
281,000	Chia Chang Co., Ltd.	471,148
954,000	Chicony Electronics Co., Ltd.	2,727,987
164,000	Chicony Power Technology Co., Ltd.	411,699
260,208	China Life Insurance Co., Ltd.	271,988
250,400	China Motor Corp.	623,782
619,000	Chipbond Technology Corp.	1,436,814
443,000	ChipMOS Technologies, Inc.	736,646
12,947	ChipMOS Technologies, Inc. ADR	430,747
561,000	Compeq Manufacturing Co., Ltd.	816,397
421,000	Elan Microelectronics Corp.	2,534,576
271,000	Elite Material Co., Ltd.	2,346,967
1,528,000	Evergreen Marine Corp. Taiwan Ltd.	5,498,784
320,000	Foxconn Technology Co., Ltd.	794,531
271,000	Fusheng Precision Co., Ltd.	1,839,632
135,000	General Interface Solution Holding Ltd.	472,467
104,000	Giant Manufacturing Co., Ltd.	1,207,884
272,000	Gigabyte Technology Co., Ltd.	1,104,514
104,000	Globalwafers Co., Ltd.	2,853,552
288,000	Gold Circuit Electronics Ltd.	689,947

The accompanying notes are an integral part of these financial statements.
64

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Taiwan - 5.8% - (continued)
1,238,829	Hannstar Board Corp.	$ 1,860,620
62,285	Himax Technologies, Inc. ADR(1)	657,730
244,000	Holtek Semiconductor, Inc.	906,836
5,775,000	Innolux Corp.	3,473,841
108,000	ITEQ Corp.	499,901
899,000	King Yuan Electronics Co., Ltd.	1,289,966
91,000	Kinsus Interconnect Technology Corp.	800,853
65,000	Lotes Co., Ltd.	1,354,286
1,244,000	Macronix International Co., Ltd.	1,760,104
227,000	MediaTek, Inc.	7,471,179
59,000	Merida Industry Co., Ltd.	614,560
311,000	Micro-Star International Co., Ltd.	1,569,471
167,000	Nan Ya Plastics Corp.	512,500
206,000	Nan Ya Printed Circuit Board Corp.	3,645,015
33,000	Nien Made Enterprise Co., Ltd.	453,520
700,000	Novatek Microelectronics Corp.	10,499,258
66,000	Parade Technologies Ltd.	4,251,688
757,000	Pegatron Corp.	1,853,166
696,000	Powertech Technology, Inc.	2,442,122
318,000	Radiant Opto-Electronics Corp.	1,114,177
579,000	Realtek Semiconductor Corp.	10,414,839
147,000	RichWave Technology Corp.	1,528,586
333,000	Shinkong Insurance Co., Ltd.	552,629
14,008	Silicon Motion Technology Corp. ADR	1,000,311
191,000	Simplo Technology Co., Ltd.	2,057,709
628,000	Sino-American Silicon Products, Inc.	4,301,586
227,000	Sunonwealth Electric Machine Industry Co., Ltd.	314,773
85,000	Swancor Holding Co., Ltd.	301,706
666,000	Synnex Technology International Corp.	1,290,406
227,000	Taiwan Fertilizer Co., Ltd.	555,119
237,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,029,209
238,000	Taiwan Surface Mounting Technology Corp.	960,318
164,000	Taiwan Union Technology Corp.	565,502
296,000	Topco Scientific Co., Ltd.	1,471,054
310,000	Tripod Technology Corp.	1,313,001
461,000	Tung Ho Steel Enterprise Corp.	670,097
311,000	TXC Corp.	1,149,385
466,000	Unimicron Technology Corp.	3,194,355
205,000	United Integrated Services Co., Ltd.	1,355,405
1,851,000	United Microelectronics Corp.	3,842,628
524,000	USI Corp.	649,096
968,000	Vanguard International Semiconductor Corp.	5,044,027
436,000	Wan Hai Lines Ltd.	2,515,324
1,657,000	Winbond Electronics Corp.	1,571,073
245,000	Yageo Corp.	3,834,671
152,000	Zhen Ding Technology Holding Ltd.	526,379
54,000	ZillTek Technology Corp.	617,561
		150,224,457
	Thailand - 0.5%
1,184,000	Bangkok Bank PCL NVDR	4,381,644
877,600	Kasikornbank PCL NVDR	3,741,320
3,865,800	Krung Thai Bank PCL NVDR	1,341,824
832,000	Siam Commercial Bank PCL NVDR	3,163,404
617,500	Sri Trang Agro-Industry PCL NVDR	605,276
2,722,400	TTW PCL NVDR	959,906
		14,193,374
	Turkey - 0.6%
129,629	Anadolu Efes Biracilik Ve Malt Sanayii AS	299,331
181,398	Arcelik AS	636,409
556,944	BIM Birlesik Magazalar A.S.	3,600,382
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Turkey - 0.6% - (continued)
77,490	Coca-Cola Icecek AS	$ 684,538
1,938,567	Enka Insaat ve Sanayi AS	2,238,444
60,018	Ford Otomotiv Sanayi AS	1,158,658
391,991	KOC Holding AS	961,426
873,791	Petkim Petrokimya Holding A.S.*	594,059
91,308	Tofas Turk Otomobil Fabrikasi AS	558,447
1,279,577	Turk Telekomunikasyon AS	1,002,207
26,155	Turk Traktor ve Ziraat Makineleri AS	450,081
1,703,961	Turkcell Iletisim Hizmetleri AS	2,709,961
112,907	Ulker Biskuvi Sanayi AS	236,994
541,802	Vestel Beyaz Esya Sanayi ve Ticaret AS	344,437
		15,475,374
	United Kingdom - 14.2%
594,188	Airtel Africa plc(2)	891,241
76,408	Ashtead Group plc	6,403,764
268,639	AstraZeneca plc	33,607,089
984,553	Aviva plc	5,312,566
4,573,252	Barclays plc	12,619,766
349,165	Barratt Developments plc	3,169,745
276,921	Beazley plc*	1,478,024
89,745	Bellway plc	4,072,077
100,595	Biffa plc*(2)	547,924
1,661,902	BP plc	7,962,007
313,016	Britvic plc	3,803,999
3,540,852	BT Group plc*	6,727,013
174,873	Bunzl plc	6,463,321
165,936	Central Asia Metals plc	557,510
4,313,209	Centrica plc*	3,560,496
315,849	Clinigen Group plc	2,649,725
291,316	CNH Industrial N.V.	5,018,081
13,925	Coca-Cola Europacific Partners plc	733,151
269,961	Crest Nicholson Holdings plc	1,315,261
274,765	Direct Line Insurance Group plc	1,098,209
48,319	Draper Esprit plc*	637,615
341,595	Drax Group plc	2,484,360
1,680,136	GlaxoSmithKline plc	34,881,017
789,440	Gulf Keystone Petroleum Ltd.	2,147,813
433,636	Harbour Energy plc*	2,075,533
4,476,731	HSBC Holdings plc	26,964,426
115,910	Hunting plc	268,717
584,648	IG Group Holdings plc	6,348,956
365,375	Indivior plc*	1,216,083
4,793,117	ITV plc*	7,054,501
606,101	J Sainsbury plc	2,482,504
126,645	Johnson Matthey plc	4,733,423
422,493	Jupiter Fund Management plc	1,447,063
3,427,024	Legal & General Group plc	13,515,438
41,813	Liontrust Asset Management plc	1,247,466
2,381,991	Lloyds Banking Group plc	1,630,189
1,055,208	M&G plc	2,882,933
853,953	Man Group plc	2,719,514
1,126,625	Marks & Spencer Group plc*	2,832,049
3,755,859	Natwest Group plc	11,324,570
110,957	Norcros plc	505,661
100,523	OSB Group plc	694,733
114,276	PayPoint plc	1,079,108
156,765	Petrofac Ltd.*(1)	277,830
57,934	Polar Capital Holdings plc	658,071
52,448	Rathbone Brothers plc	1,410,136
210,978	Reach plc	914,984
243,459	Reckitt Benckiser Group plc	19,764,683
297,805	Redrow plc	2,622,093
319,404	Rio Tinto plc	19,915,307

The accompanying notes are an integral part of these financial statements.
65

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	United Kingdom - 14.2% - (continued)
534,855	Royal Dutch Shell plc Class A	$ 12,323,616
821,567	Royal Mail plc	4,736,186
52,455	Severn Trent plc	1,964,558
1,738,849	Standard Chartered plc	11,759,836
217,382	Subsea 7 S.A.	1,951,330
309,892	Synthomer plc	2,148,081
2,236,160	Taylor Wimpey plc	4,731,289
242,439	TI Fluid Systems plc(2)	878,431
542,833	TP ICAP Group plc	1,153,715
603,556	Unilever plc	32,315,522
174,005	United Utilities Group plc	2,473,157
105,777	Vistry Group plc	1,771,310
360,355	WPP plc	5,208,849
122,689	Yellow Cake plc*(2)	590,190
		368,733,815
	United States - 0.3%
592,300	Argonaut Gold, Inc.*	1,502,765
148,745	Bausch Health Cos., Inc.*	4,169,331
120,000	Bizlink Holding, Inc.	1,109,240
100,205	Sims Ltd.	1,090,836
		7,872,172
	Total Common Stocks (cost $2,259,436,317)	$ 2,477,191,753
PREFERRED STOCKS - 0.9%
	Germany - 0.9%
255,752	Henkel AG & Co. KGaA	$ 22,912,183
	Total Preferred Stocks (cost $26,048,521)	$ 22,912,183
RIGHTS - 0.0%
	United Kingdom - 0.0%
39,191	Petrofac Ltd.	$ 7,777
	Total Rights (cost $—)	$ 7,777
WARRANTS - 0.0%
	Malaysia - 0.0%
254,080	VS Industry Bhd*	$ 30,986
	Total Warrants (cost $—)	$ 30,986
	Total Long-Term Investments (cost $2,285,484,838)	$ 2,500,142,699
SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 2.7%
$ 68,745,596	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(5)	$ 68,745,596
	Securities Lending Collateral - 0.3%
46,955	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(5)	46,955
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.0% - (continued)
	Securities Lending Collateral - 0.3% - (continued)
7,208,611	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(5)		$ 7,208,611
517,525	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(5)		517,525
			7,773,091
	Total Short-Term Investments (cost $76,518,687)		$ 76,518,687
	Total Investments (cost $2,362,003,525)	99.0%	$ 2,576,661,386
	Other Assets and Liabilities	1.0%	27,114,565
	Total Net Assets	100.0%	$ 2,603,775,951
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $78,789,444, representing 3.0% of net assets.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $6,793,169, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(4)	Investment valued using significant unobservable inputs.
(5)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
66

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	216	12/17/2021	$ 25,267,680	$ 11,758
Total futures contracts				$ 11,758

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
126,575,452	USD	91,985,300	GBP	BOA	12/15/2021	$ 665,682
17,391,563	USD	253,768,500	ZAR	JPM	12/15/2021	873,255
11,662,997	USD	176,379,500	ZAR	MSC	12/15/2021	182,097
Total foreign currency contracts						$ 1,721,034
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
67

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 42,020,263	$ 945,164	$ 41,075,099	$ —
Austria	19,776,725	—	19,776,725	—
Belgium	11,515,025	221,079	11,293,946	—
Bermuda	1,182,782	1,182,782	—	—
Brazil	17,161,638	17,161,638	—	—
Canada	214,135,989	214,135,989	—	—
Cayman Islands	2,530,537	2,530,537	—	—
Chile	1,401,327	1,401,327	—	—
China	139,894,613	14,722,564	125,172,049	—
Cyprus	7,507,081	—	7,507,081	—
Czech Republic	550,054	550,054	—	—
Denmark	24,122,755	1,042,891	23,079,864	—
Finland	4,171,695	—	4,171,695	—
France	149,534,269	6,541,512	142,992,757	—
Georgia	1,473,076	1,473,076	—	—
Germany	90,410,007	17,073,020	73,336,987	—
Greece	472,354	—	472,354	—
Hong Kong	67,421,427	2,857,111	63,798,485	765,831
Hungary	5,637,469	4,536,234	1,101,235	—
Indonesia	7,169,495	—	7,169,495	—
Ireland	9,485,185	544,546	8,940,639	—
Isle of Man	2,552,448	2,552,448	—	—
Israel	22,076,987	11,825,988	10,250,999	—
Italy	37,834,725	—	37,834,725	—
Japan	411,919,299	—	411,919,299	—
Luxembourg	8,272,002	—	8,272,002	—
Malaysia	10,902,207	6,410,495	4,491,712	—
Mexico	15,550,753	15,550,753	—	—
Monaco	449,396	449,396	—	—
Netherlands	84,725,429	2,491,616	82,233,813	—
Norway	35,292,527	412,225	34,880,302	—
Philippines	352,781	—	352,781	—
Poland	4,606,001	—	4,606,001	—
Portugal	539,983	539,983	—	—
Russia	26,108,499	9,486,366	16,622,133	—
Singapore	35,790,678	416,488	35,374,190	—
South Africa	51,206,296	37,045,795	14,160,501	—
South Korea	145,507,912	5,905,550	133,575,024	6,027,338
Spain	39,143,481	2,422,701	36,720,780	—
Sweden	49,657,548	—	49,657,548	—
Switzerland	120,629,843	—	120,629,843	—
Taiwan	150,224,457	2,088,788	148,135,669	—
Thailand	14,193,374	959,906	13,233,468	—
Turkey	15,475,374	10,527,406	4,947,968	—
United Kingdom	368,733,815	33,032,773	335,701,042	—
United States	7,872,172	5,672,096	2,200,076	—
Preferred Stocks	22,912,183	—	22,912,183	—
Rights	7,777	—	7,777	—
Warrants	30,986	30,986	—	—
Short-Term Investments	76,518,687	76,518,687	—	—
Foreign Currency Contracts(2)	1,721,034	—	1,721,034	—
Futures Contracts(2)	11,758	11,758	—	—
Total	$ 2,578,394,178	$ 511,271,728	$ 2,060,329,281	$ 6,793,169

(1)	For the year ended October 31, 2021, investments valued at $3,449,151 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
68

Hartford Schroders International Stock Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Argentina - 1.8%
44,604	MercadoLibre, Inc.*	$ 66,059,416
	Austria - 1.5%
1,230,221	Erste Group Bank AG	52,758,898
	Brazil - 2.2%
20,010,222	B3 S.A. - Brasil Bolsa Balcao	42,227,177
9,484,944	Raia Drogasil S.A.	39,073,842
		81,301,019
	Canada - 2.8%
767,666	Canadian National Railway Co.	102,024,648
	China - 2.6%
1,556,400	Tencent Holdings Ltd.	94,675,490
	Denmark - 2.1%
1,730,586	Vestas Wind Systems A/S	74,812,562
	France - 3.7%
523,477	Legrand S.A.	57,106,118
443,402	Schneider Electric SE	76,450,518
		133,556,636
	Germany - 11.6%
204,111	adidas AG	66,805,778
595,512	Bayerische Motoren Werke AG	60,168,151
565,737	Daimler AG	56,156,422
1,458,349	Infineon Technologies AG	68,296,429
456,866	Knorr-Bremse AG	48,218,548
115,999	SAP SE	16,797,941
368,058	Siemens AG	59,839,562
483,506	Zalando SE*(1)	45,681,917
		421,964,748
	Hong Kong - 3.3%
6,217,200	AIA Group Ltd.	69,676,215
805,911	Hong Kong Exchanges & Clearing Ltd.	48,549,453
		118,225,668
	India - 2.2%
3,785,829	HDFC Bank Ltd.	80,198,381
	Italy - 3.5%
2,472,399	FinecoBank Banca Fineco S.p.A.*	47,217,358
27,560,555	Intesa Sanpaolo S.p.A.	78,331,947
		125,549,305
	Japan - 9.9%
1,730,100	Bridgestone Corp.	76,538,390
1,784,700	Kubota Corp.	38,019,454
1,313,900	Recruit Holdings Co., Ltd.	87,399,312
121,700	SMC Corp.	72,626,307
748,100	Sony Corp.	86,627,201
		361,210,664
	Netherlands - 3.5%
158,120	ASML Holding N.V.	128,535,685
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	New Zealand - 1.5%
464,302	Xero Ltd.*	$ 52,941,011
	Norway - 1.6%
2,247,398	Equinor ASA	56,945,308
	Singapore - 1.7%
181,009	Sea Ltd. ADR*	62,189,262
	Spain - 3.6%
10,488,535	Banco Bilbao Vizcaya Argentaria S.A.	73,400,091
4,908,364	Iberdrola S.A.	57,960,606
		131,360,697
	Sweden - 1.8%
81,435	Industrivarden AB Class A(2)	2,686,395
5,347,746	Svenska Handelsbanken AB Class A(2)	61,297,658
		63,984,053
	Switzerland - 13.3%
680,978	Alcon, Inc.	56,465,686
6,210	Chocoladefabriken Lindt & Spruengli AG	73,182,503
469,527	Cie Financiere Richemont S.A.	58,104,142
75,212	Lonza Group AG	61,809,254
713,435	Nestle S.A.	94,107,195
219,664	Roche Holding AG	85,096,507
161,451	Sika AG	54,696,308
		483,461,595
	Taiwan - 3.9%
6,680,000	Taiwan Semiconductor Manufacturing Co., Ltd.	141,751,536
	United Kingdom - 17.7%
749,857	AstraZeneca plc	93,808,089
27,083,130	Barclays plc	74,735,169
1,430,318	Bunzl plc	52,864,673
2,303,953	Burberry Group plc	60,891,330
1,499,496	Diageo plc	74,602,458
3,314,947	GlaxoSmithKline plc	68,821,049
3,537,042	National Grid plc	45,286,733
840,242	Reckitt Benckiser Group plc	68,213,196
4,503,933	Royal Dutch Shell plc Class A	103,775,302
		642,997,999
	United States - 1.8%
27,408	Booking Holdings, Inc.*	66,348,738
	Total Common Stocks (cost $2,996,813,746)	$ 3,542,853,319
SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.4%
$ 87,709,676	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(3)	$ 87,709,676

The accompanying notes are an integral part of these financial statements.
69

Hartford Schroders International Stock Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.5% - (continued)
	Securities Lending Collateral - 0.1%
25,382	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		$ 25,382
3,896,736	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		3,896,736
279,757	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		279,757
			4,201,875
	Total Short-Term Investments (cost $91,911,551)		$ 91,911,551
	Total Investments (cost $3,088,725,297)	100.1%	$ 3,634,764,870
	Other Assets and Liabilities	(0.1)%	(3,311,473)
	Total Net Assets	100.0%	$ 3,631,453,397
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of this security was $45,681,917, representing 1.3% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 66,059,416	$ 66,059,416	$ —	$ —
Austria	52,758,898	—	52,758,898	—
Brazil	81,301,019	81,301,019	—	—
Canada	102,024,648	102,024,648	—	—
China	94,675,490	—	94,675,490	—
Denmark	74,812,562	—	74,812,562	—
France	133,556,636	—	133,556,636	—
Germany	421,964,748	—	421,964,748	—
Hong Kong	118,225,668	—	118,225,668	—
India	80,198,381	—	80,198,381	—
Italy	125,549,305	—	125,549,305	—
Japan	361,210,664	—	361,210,664	—
Netherlands	128,535,685	—	128,535,685	—
New Zealand	52,941,011	—	52,941,011	—
Norway	56,945,308	—	56,945,308	—
Singapore	62,189,262	62,189,262	—	—
Spain	131,360,697	57,960,606	73,400,091	—
Sweden	63,984,053	—	63,984,053	—
Switzerland	483,461,595	73,182,503	410,279,092	—
Taiwan	141,751,536	—	141,751,536	—
United Kingdom	642,997,999	—	642,997,999	—
United States	66,348,738	66,348,738	—	—
Short-Term Investments	91,911,551	91,911,551	—	—
Total	$ 3,634,764,870	$ 600,977,743	$ 3,033,787,127	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

Hartford Schroders Securitized Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 85.5%
	Asset-Backed - Automobile - 0.8%
$ 1,000,000	JP Morgan Chase & Co. 3.69%, 02/26/2029(1)	$ 987,573
	Asset-Backed - Finance & Insurance - 27.6%
1,573,000	Ares LXI CLO Ltd. 1.28%, 10/20/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	1,572,596
2,097,000	Atrium XII 2.93%, 04/22/2027, 3 mo. USD LIBOR + 2.800%(1)(2)	2,090,856
793,000	Avery Point VII CLO Ltd. 3.72%, 01/15/2028, 3 mo. USD LIBOR + 3.600%(1)(2)	794,197
EUR 1,215,000	Avoca CLO XXI 0.89%, 04/15/2033, 3 mo. Euribor + 0.890%(2)(3)	1,405,639
570,000	Avoca CLO XXIII 0.84%, 04/15/2034, 3 mo. Euribor + 0.840%(1)(2)	656,619
$ 839,000	Barings CLO Ltd. 1.27%, 10/15/2036, 3 mo. USD LIBOR + 1.150%(1)(2)	839,163
	Bellemeade Re Ltd.
859,000	2.79%, 03/25/2029, 1 mo. USD LIBOR + 2.700%(1)(2)	862,174
1,857,000	2.99%, 04/25/2028, 1 mo. USD LIBOR + 2.900%(1)(2)	1,866,936
940,000	3.19%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(1)(2)	950,998
1,242,816	3.44%, 10/25/2027, 1 mo. USD LIBOR + 3.350%(1)(2)	1,245,910
1,188,000	BlueMountain CLO Ltd. 3.03%, 11/20/2028, 3 mo. USD LIBOR + 2.900%(1)(2)	1,177,513
EUR 805,000	Cairn CLO B.V. 0.86%, 10/30/2030, 3 mo. Euribor + 0.860%	931,589
$ 1,000,000	Carbone CLO Ltd. 1.27%, 01/20/2031, 3 mo. USD LIBOR + 1.140%(1)(2)	1,001,439
	CIFC Funding Ltd.
1,102,074	0.93%, 01/20/2028, 3 mo. USD LIBOR + 0.800%(1)(2)	1,102,933
1,746,000	1.24%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)	1,748,860
445,886	Countrywide Asset-Backed Certificates Trust 5.71%, 05/25/2036(4)	451,658
	CVC Cordatus Loan Fund DAC
EUR 1,102,000	0.81%, 06/22/2034, 3 mo. Euribor + 0.810%(1)(2)	1,267,118
1,840,000	1.40%, 06/22/2034, 3 mo. Euribor + 1.400%(1)(2)	2,104,540
	Madison Park Funding Ltd.
$ 774,000	2.97%, 04/19/2030, 3 mo. USD LIBOR + 2.850%(1)(2)	768,842
1,000,000	3.38%, 01/20/2029, 3 mo. USD LIBOR + 3.250	999,578
1,036,000	Magnetite Ltd. 2.17%, 01/15/2028, 3 mo. USD LIBOR + 2.050%(1)(2)	1,024,609
1,500,000	Neuberger Berman CLO Ltd. 3.02%, 10/17/2027, 3 mo. USD LIBOR + 2.900%(1)(2)	1,498,621
140,693	OCP CLO Ltd. 0.94%, 10/26/2027, 3 mo. USD LIBOR + 0.820%(1)(2)	140,658
	Preston Ridge Partners Mortgage Trust LLC
894,402	2.12%, 03/25/2026(1)(4)	892,660
920,338	3.67%, 08/25/2025(1)(5)	921,978
1,254,044	TAL Advantage VII LLC 2.05%, 09/20/2045(1)	1,251,147
	Towd Point Mortgage Trust
818,525	4.40%, 11/25/2058(1)(4)	821,304
1,053,000	4.50%, 11/25/2058(1)(4)	1,055,355
1,000,000	5.00%, 11/25/2058(1)(4)	1,013,532
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 85.5% - (continued)
	Asset-Backed - Finance & Insurance - 27.6% - (continued)
$ 424,011	Treman Park CLO Ltd. 1.20%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(2)	$ 424,386
974,000	Tricon American Homes 4.88%, 07/17/2038(1)	1,014,343
780,000	Venture CLO Ltd. 1.87%, 10/20/2034, 3 mo. USD LIBOR + 1.750%(1)(2)	779,984
		34,677,735
	Asset-Backed - Home Equity - 6.4%
295,219	CWABS Revolving Home Equity Loan Trust 0.38%, 02/15/2034, 1 mo. USD LIBOR + 0.290%(2)	294,073
442,205	CWHEQ Revolving Home Equity Loan Resecuritization Trust 0.28%, 11/15/2035, 1 mo. USD LIBOR + 0.190%(1)(2)	421,339
	CWHEQ Revolving Home Equity Loan Trust
577,507	0.23%, 07/15/2036, 1 mo. USD LIBOR + 0.140%(2)	547,195
557,591	0.23%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)	531,586
119,872	Home Equity Loan Trust 0.22%, 05/25/2036, 1 mo. USD LIBOR + 0.130%(2)	118,659
	Home Re Ltd.
1,199,000	2.85%, 01/25/2034, 1 mo. USD SOFR + 2.800%(1)(2)	1,200,546
899,000	3.09%, 10/25/2028, 1 mo. USD LIBOR + 3.000%(1)(2)	903,482
1,933,000	3.34%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(1)(2)	1,955,549
1,134,000	4.09%, 10/25/2028, 1 mo. USD LIBOR + 4.000%(1)(2)	1,155,261
500,000	4.24%, 10/25/2030, 1 mo. USD LIBOR + 4.150%(1)(2)	506,230
398,069	Option One Mortgage Loan Trust 5.86%, 01/25/2037(5)	401,459
		8,035,379
	Commercial Mortgage-Backed Securities - 10.8%
	BDS Ltd.
500,000	1.43%, 01/18/2036, 1 mo. USD LIBOR + 1.350%(1)(2)	499,697
1,093,000	1.63%, 01/18/2036, 1 mo. USD LIBOR + 1.550%(1)(2)	1,090,301
648,000	BX Commercial Mortgage Trust 2.04%, 03/15/2037, 1 mo. USD LIBOR + 1.951%(1)(2)	646,766
1,015,000	BX Trust 1.86%, 05/15/2030, 1 mo. USD LIBOR + 1.770%(1)(2)	1,006,068
1,000,000	CAMB Commercial Mortgage Trust 2.64%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	997,475
	Citigroup Commercial Mortgage Trust
500,000	2.89%, 12/15/2036, 1 mo. USD LIBOR + 2.800%(1)(2)	494,978
1,000,000	3.52%, 05/10/2035(1)(4)	1,008,445
375,200	Commercial Mortgage Trust 2.29%, 10/15/2034, 1 mo. USD LIBOR + 2.200%(1)(2)	373,805
668,000	Core Mortgage Trust 1.99%, 12/15/2031, 1 mo. USD LIBOR + 1.900%(1)(2)	657,918
	Credit Suisse Mortgage Capital Certificates
1,708,000	2.24%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	1,709,060
539,000	2.74%, 05/15/2036, 1 mo. USD LIBOR + 2.650%(1)(2)	538,677

The accompanying notes are an integral part of these financial statements.
71

Hartford Schroders Securitized Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 85.5% - (continued)
	Commercial Mortgage-Backed Securities - 10.8% - (continued)
$ 813,535	HPLY Trust 2.44%, 11/15/2036, 1 mo. USD LIBOR + 2.350%(1)(2)	$ 807,918
	Morgan Stanley Capital Trust
250,000	2.64%, 07/15/2035, 1 mo. USD LIBOR + 2.550%(1)(2)	247,802
900,000	3.74%, 12/15/2036, 1 mo. USD LIBOR + 2.244%(1)(2)	899,881
1,413,000	MSSG Trust 3.74%, 09/13/2039(1)(4)	1,438,523
463,789	Preston Ridge Partners Mortgage Trust LLC 2.12%, 01/25/2026(1)(4)	462,840
GBP 505,000	Taurus DAC 1.70%, 05/17/2031, SONIA + 1.650%(1)(2)	691,811
		13,571,965
	Other Asset-Backed Securities - 11.0%
$ 586,000	AGL CLO Ltd. 1.73%, 07/20/2034, 3 mo. USD LIBOR + 1.600%(1)(2)	586,270
	Arbor Realty Commercial Real Estate Notes Ltd.
500,000	1.19%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	499,922
500,000	2.04%, 05/15/2036, 1 mo. USD LIBOR + 1.950%(1)(2)	500,461
565,000	BDS Ltd. 1.16%, 06/16/2036, 1 mo. USD LIBOR + 1.070%(1)(2)	564,567
417,722	BlueMountain CLO Ltd. 1.36%, 01/20/2029, 3 mo. USD LIBOR + 1.230%(1)(2)	417,892
1,750,000	CBAM Ltd. 1.39%, 01/15/2031, 3 mo. USD LIBOR + 1.270%(1)(2)	1,760,211
850,000	Dryden CLO Ltd. 1.24%, 01/15/2031, 3 mo. USD LIBOR + 1.120%(1)(2)	850,958
1,119,000	FirstKey Homes Trust 3.64%, 08/17/2037(1)	1,134,528
1,679,000	HGI CRE CLO Ltd. 1.14%, 06/16/2036, 1 mo. USD LIBOR + 1.050%(1)(2)	1,676,426
719,447	JP Morgan Mortgage Acquisition Trust 4.71%, 11/25/2036(5)	753,345
2,819,946	LCM L.P. 1.26%, 07/19/2027, 3 mo. USD LIBOR + 1.140%(1)(2)	2,822,763
1,000,000	LCM XXIII Ltd. 1.20%, 10/20/2029, 3 mo. USD LIBOR + 1.070%(1)(2)	1,000,172
1,252,000	OCP CLO Ltd. 1.00%, 01/26/2034	1,252,000
		13,819,515
	Whole Loan Collateral CMO - 28.9%
GBP 3,086,490	Alba plc 0.24%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(3)	4,099,338
$ 1,174,000	Bank of America Funding Trust 2.29%, 06/26/2035(1)(4)	1,161,479
GBP 910,776	Banna Rmbs DAC 1.25%, 12/30/2063, SONIO + 1.200%(2)(3)	1,254,358
	Bellemeade Re Ltd.
$ 1,508,000	2.94%, 10/25/2029, 1 mo. USD LIBOR + 2.850%(1)(2)	1,525,806
2,485,000	3.20%, 09/25/2031, 1 mo. USD SOFR + 3.150%(1)(2)	2,491,402
	Eagle RE Ltd.
510,728	1.89%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	512,080
617,000	2.10%, 04/25/2034, 1 mo. USD SOFR + 2.050%	617,000
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 85.5% - (continued)
	Whole Loan Collateral CMO - 28.9% - (continued)
$ 1,450,000	4.09%, 11/25/2028, 1 mo. USD LIBOR + 4.000%(1)(2)	$ 1,484,887
80,075	4.09%, 10/25/2030, 1 mo. USD LIBOR + 4.000%(1)(2)	80,101
878,000	4.59%, 10/25/2030, 1 mo. USD LIBOR + 4.500%(1)(2)	882,574
GBP 159,507	EMF plc 1.05%, 03/13/2046, 3 mo. GBP LIBOR + 0.980%(2)(3)	218,319
$ 2,393,769	JP Morgan Mortgage Trust 2.50%, 12/25/2051(1)(4)	2,416,024
GBP 464,087	Landmark Mortgage Securities plc 0.27%, 06/17/2039, 3 mo. GBP LIBOR + 0.200%(2)(3)	610,666
	Newgate Funding plc
620,195	0.23%, 12/01/2050, 3 mo. GBP LIBOR + 0.160%(2)(3)	822,221
461,656	0.23%, 12/15/2050, 3 mo. GBP LIBOR + 0.160%(2)(3)	611,181
	Oaktown Re Ltd.
$ 34,429	1.49%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	34,444
976,000	2.94%, 07/25/2028, 1 mo. USD LIBOR + 2.850%(1)(2)	981,771
1,190,000	3.05%, 10/25/2033, 1 mo. USD SOFR + 3.000%(1)(2)	1,210,513
844,457	4.09%, 04/25/2027, 1 mo. USD LIBOR + 4.000%(1)(2)	852,016
500,000	5.34%, 10/25/2030, 1 mo. USD LIBOR + 5.250%(1)(2)	519,124
1,200,000	Oaktown Re VI Ltd. 2.10%, 10/25/2033, 1 mo. USD SOFR + 2.050%(1)(2)	1,211,972
	Preston Ridge Partners Mortgage Trust LLC
1,853,240	1.79%, 06/25/2026(1)(5)	1,839,702
1,769,000	2.36%, 10/25/2026(1)(4)	1,767,673
	Radnor RE Ltd.
746,440	2.04%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	746,918
1,520,000	2.09%, 01/25/2030, 1 mo. USD LIBOR + 2.000%(1)(2)	1,519,999
702,000	3.20%, 12/27/2033, 1 mo. USD SOFR + 3.150%(1)(2)	694,988
753,836	4.69%, 10/25/2030, 1 mo. USD LIBOR + 4.600%(1)(2)	755,473
GBP 1,081,893	Resloc plc 0.23%, 12/15/2043, 3 mo. GBP LIBOR + 0.160%(2)(3)	1,432,878
2,985,543	RMAC Securities plc 0.24%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(2)(3)	3,968,648
		36,323,555
	Total Asset & Commercial Mortgage-Backed Securities (cost $106,976,350)	$ 107,415,722
CORPORATE BONDS - 3.9%
	Diversified Financial Services - 2.7%
	OneMain Finance Corp.
$ 2,050,000	3.50%, 01/15/2027	$ 2,003,875

The accompanying notes are an integral part of these financial statements.
72

Hartford Schroders Securitized Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.9% - (continued)
	Diversified Financial Services - 2.7% - (continued)
$ 643,000	8.88%, 06/01/2025		$ 696,851
764,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.88%, 03/01/2031(1)		754,680
			3,455,406
	Insurance - 1.2%
451,000	MGIC Investment Corp. 5.25%, 08/15/2028		479,796
841,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)		966,284
			1,446,080
	Total Corporate Bonds (cost $4,818,567)		$ 4,901,486
U.S. GOVERNMENT AGENCIES - 3.1%
	U.S. Government Agencies - 3.1%
	FHLMC - 0.3%
430,067	2.00%, 09/25/2050(6)		$ 40,178
1,212,621	3.00%, 10/25/2050(6)		174,929
420,154	3.50%, 12/25/2050(6)		59,746
315,101	4.00%, 12/15/2047(6)		50,592
518,126	4.00%, 12/25/2050(6)		81,412
			406,857
	FNMA - 2.2%
1,001,204	2.50%, 11/25/2050(6)		140,018
627,514	2.50%, 02/25/2051(6)		71,694
2,474,349	2.50%, 07/01/2051		2,564,243
260,314	3.50%, 03/25/2051(6)		38,704
			2,814,659
	GNMA - 0.6%
876,106	2.00%, 10/20/2050(6)		91,150
1,501,618	2.00%, 11/20/2050(6)		158,652
3,745,777	2.50%, 11/20/2050(6)		428,360
371,672	3.00%, 02/20/2051(6)		42,609
			720,771
	Total U.S. Government Agencies (cost $3,931,660)		$ 3,942,287
COMMON STOCKS - 1.0%
	Real Estate - 1.0%
29,612	Invitation Homes, Inc. REIT		$ 1,221,495
	Total Common Stocks (cost $1,203,341)		$ 1,221,495
	Total Long-Term Investments (Cost $116,929,918)		$ 117,480,990
SHORT-TERM INVESTMENTS - 7.7%
	Other Investment Pools & Funds - 7.7%
9,638,724	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(7)		$ 9,638,724
	Total Short-Term Investments (cost $9,638,724)		$ 9,638,724
	Total Investments (cost $126,568,642)	101.2%	$ 127,119,714
	Other Assets and Liabilities	(1.2)%	(1,510,344)
	Total Net Assets	100.0%	$ 125,609,370
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $87,815,296, representing 69.9% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $14,423,248, representing 11.5% of net assets.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Securities disclosed are interest-only strips.
(7)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
73

Hartford Schroders Securitized Income Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	81	12/21/2021	$ 10,586,953	$ (224,360)
Total futures contracts				$ (224,360)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
6,429,914	USD	5,538,543	EUR	JPM	11/24/2021	$ 24,373
13,756,436	USD	10,000,798	GBP	BNP	11/24/2021	69,623
126,571	USD	92,495	GBP	UBS	11/24/2021	(15)
Total foreign currency contracts						$ 93,981
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 107,415,722	$ —	$ 107,415,722	$ —
Corporate Bonds	4,901,486	—	4,901,486	—
U.S. Government Agencies	3,942,287	—	3,942,287	—
Common Stocks
Real Estate	1,221,495	1,221,495	—	—
Short-Term Investments	9,638,724	9,638,724	—	—
Foreign Currency Contracts(2)	93,996	—	93,996	—
Total	$ 127,213,710	$ 10,860,219	$ 116,353,491	$ —
Liabilities
Foreign Currency Contracts(2)	$ (15)	$ —	$ (15)	$ —
Futures Contracts(2)	(224,360)	(224,360)	—	—
Total	$ (224,375)	$ (224,360)	$ (15)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
74

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.5%
	Aerospace/Defense - 1.0%
$ 4,609,000	Boeing Co. 1.43%, 02/04/2024(1)	$ 4,611,627
	Auto Manufacturers - 3.0%
6,008,000	BMW U.S. Capital LLC 0.58%, 04/01/2024, 3 mo. USD SOFR + 0.530%(2)(3)	6,059,092
2,370,000	General Motors Financial Co., Inc. 1.20%, 10/15/2024	2,359,992
5,477,000	Hyundai Capital America 0.88%, 06/14/2024(2)	5,416,059
		13,835,143
	Chemicals - 0.2%
829,000	Westlake Chemical Corp. 0.88%, 08/15/2024	828,973
	Commercial Banks - 15.2%
	Banco Santander S.A.
6,400,000	0.70%, 06/30/2024, 12 mo. USD CMT + 0.450%(3)	6,380,867
2,200,000	1.72%, 09/14/2027, 12 mo. USD CMT + 0.900%(3)	2,167,164
5,255,000	Barclays plc 1.01%, 12/10/2024, 12 mo. USD CMT + 0.800%(3)	5,255,322
2,735,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(4)	2,775,148
	Goldman Sachs Group, Inc.
2,600,000	0.55%, 09/10/2024, 3 mo. USD SOFR + 0.500%(3)	2,602,900
6,656,000	0.63%, 03/08/2024, 3 mo. USD SOFR + 0.580%(3)	6,664,968
1,844,000	HSBC Holdings plc 3.97%, 05/22/2030, 3 mo. USD LIBOR + 1.610%(3)	2,017,727
	JP Morgan Chase & Co.
3,397,000	0.63%, 03/16/2024, 3 mo. USD SOFR + 0.580%(3)	3,408,439
1,833,000	0.93%, 04/22/2027, 3 mo. USD SOFR + 0.885%(1)(3)	1,856,818
4,756,000	2.01%, 03/13/2026, 3 mo. USD SOFR +1.585%(3)	4,847,239
2,859,000	2.08%, 04/22/2026, (2.08% fixed rate until 04/22/2025; 3 mo. USD SOFR + 1.850% thereafter)(4)	2,916,297
6,980,000	Macquarie Group Ltd. 0.97%, 09/23/2027, 3 mo. USD SOFR + 0.920%(2)(3)	7,020,994
6,057,000	National Bank of Canada 2.10%, 02/01/2023	6,167,837
2,313,000	NatWest Markets plc 0.80%, 08/12/2024(2)	2,290,329
2,013,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	2,124,994
2,154,000	Royal Bank of Canada 2.25%, 11/01/2024(1)	2,232,900
1,213,000	Toronto-Dominion Bank 2.65%, 06/12/2024	1,266,421
968,000	Truist Financial Corp. 2.20%, 03/16/2023	989,093
4,616,000	UniCredit S.p.A. 1.98%, 06/03/2027, 12 mo. USD CMT + 1.200%(2)(3)	4,538,009
1,466,000	Wells Fargo & Co. 3.75%, 01/24/2024	1,555,482
		69,078,948
	Commercial Services - 0.0%
145,447	Alternative Building Concepts Group 4.16%, 12/20/2032	162,406
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.5% - (continued)
	Diversified Financial Services - 1.9%
$ 6,882,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	$ 6,945,729
1,953,000	Ally Financial, Inc. 2.20%, 11/02/2028	1,928,886
		8,874,615
	Gas - 0.5%
2,070,000	CenterPoint Energy Resources Corp. 0.70%, 03/02/2023	2,064,335
	Healthcare - Services - 1.8%
1,965,000	CommonSpirit Health 3.35%, 10/01/2029	2,096,226
6,132,000	Humana, Inc. 0.65%, 08/03/2023	6,125,873
		8,222,099
	IT Services - 1.1%
4,991,000	Kyndryl Holdings, Inc. 2.05%, 10/15/2026(2)	4,937,585
	Packaging & Containers - 0.9%
4,086,000	Sealed Air Corp. 1.57%, 10/15/2026(2)	4,019,006
	Pharmaceuticals - 1.5%
3,635,000	AmerisourceBergen Corp. 0.74%, 03/15/2023	3,637,066
2,997,000	CVS Health Corp. 3.75%, 04/01/2030	3,303,842
		6,940,908
	Pipelines - 0.3%
1,447,000	Enbridge, Inc. 0.45%, 02/17/2023, 3 mo. USD SOFR + 0.400%(3)	1,449,788
	Real Estate Investment Trusts - 2.3%
2,227,000	Boston Properties L.P. 3.40%, 06/21/2029	2,388,905
	Crown Castle International Corp.
3,405,000	1.05%, 07/15/2026	3,297,103
3,266,000	1.35%, 07/15/2025	3,252,839
1,318,000	Ventas Realty L.P. 2.65%, 01/15/2025	1,367,756
		10,306,603
	Retail - 0.6%
2,860,000	McDonald's Corp. 1.45%, 09/01/2025	2,877,225
	Semiconductors - 0.5%
2,108,000	Broadcom, Inc. 1.95%, 02/15/2028(2)	2,065,327
257,000	Qorvo, Inc. 4.38%, 10/15/2029	275,954
		2,341,281
	Software - 2.7%
5,009,000	Oracle Corp. 2.80%, 04/01/2027	5,236,081
	VMware, Inc.
4,653,000	1.00%, 08/15/2024	4,658,789
2,511,000	1.40%, 08/15/2026	2,473,781
		12,368,651
	Telecommunications - 2.0%
4,535,000	AT&T, Inc. 0.69%, 03/25/2024, 3 mo. USD SOFR + 0.640%(3)	4,539,273
4,357,000	Verizon Communications, Inc. 0.55%, 03/22/2024, 3 mo. USD SOFR + 0.500%(3)	4,378,001
		8,917,274
	Total Corporate Bonds (cost $160,488,997)	$ 161,836,467

The accompanying notes are an integral part of these financial statements.
75

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2%
	Arizona - 0.2%
	City of Phoenix, AZ, Civic Improvement Corp.
$ 350,000	5.00%, 07/01/2026	$ 418,722
350,000	5.00%, 07/01/2027	429,860
		848,582
	California - 4.8%
	California County, CA, Tobacco Securitization Agency
120,000	4.00%, 06/01/2022	122,371
150,000	4.00%, 06/01/2023	157,966
2,835,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	3,632,575
	City of El Cajon, CA
190,000	0.93%, 04/01/2024	189,280
275,000	1.18%, 04/01/2025	273,012
	City of Los Angeles, CA, Department of Airports
405,000	0.85%, 05/15/2026	392,770
405,000	1.10%, 05/15/2027	390,554
460,000	1.25%, 05/15/2028	440,705
	City of Pomona, CA
205,000	4.00%, 08/01/2023	215,220
305,000	4.00%, 08/01/2024	326,079
	City of Riverside, CA
200,000	1.90%, 06/01/2023	203,591
360,000	2.11%, 06/01/2024	368,716
	County of Sacramento, CA, Airport System Rev
705,000	5.00%, 12/01/2022	741,685
550,000	5.00%, 07/01/2032	708,162
960,000	5.00%, 07/01/2033	1,232,511
600,000	5.00%, 07/01/2034	766,665
20,000	East Side, CA, Union High School Dist, GO, (NATL Insured) 5.25%, 02/01/2024	22,226
835,000	Golden State, CA, Tobacco Securitization Corp. 3.00%, 06/01/2046	856,386
1,000,000	Merced, CA, Union High School Dist, GO 0.00%, 08/01/2034(5)	766,894
4,675,000	Moreno Valley, CA, Unified School Dist, GO, (NATL Insured) 0.00%, 08/01/2025(5)	4,503,118
200,000	North Orange County, CA, Community College Dist, GO, (NATL Insured) 0.00%, 08/01/2028(5)	182,256
300,000	Rialto, CA, Unified School Dist, GO, (AGM Insured) 0.00%, 08/01/2029(5)	266,360
4,090,000	San Diego County, CA, Regional Transportation Commission 5.00%, 10/01/2022	4,269,654
	San Francisco, CA, Community College Dist, GO
310,000	1.33%, 06/15/2026	308,803
410,000	2.02%, 06/15/2029	410,459
		21,748,018
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	Colorado - 1.0%
$ 950,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	$ 1,221,843
2,850,000	Colorado Housing and Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	3,099,200
		4,321,043
	Connecticut - 0.6%
2,195,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	2,389,880
150,000	State of Connecticut, GO 4.00%, 06/01/2023	158,882
		2,548,762
	Delaware - 0.4%
	Delaware Transportation Auth
630,000	5.00%, 09/01/2029	806,715
285,000	5.00%, 07/01/2032	370,729
570,000	5.00%, 09/01/2033	736,113
		1,913,557
	District of Columbia - 1.4%
5,225,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	6,183,847
	Florida - 1.3%
	County of Miami-Dade FL
460,000	1.00%, 10/01/2024	456,159
440,000	1.15%, 10/01/2025	432,914
435,000	County of Miami-Dade FL Aviation Rev 1.23%, 10/01/2025	436,146
	Florida Housing Finance Corp. Rev, (GNMA/FNMA/FHLMC Insured)
310,000	3.00%, 07/01/2051	332,155
2,435,000	3.00%, 07/01/2052	2,632,599
710,000	3.50%, 07/01/2051	772,953
825,000	4.00%, 07/01/2049	886,678
		5,949,604
	Georgia - 3.5%
	Georgia Municipal Association, Inc.
50,000	5.00%, 12/01/2026	60,628
35,000	5.00%, 12/01/2027	43,506
25,000	5.00%, 12/01/2028	30,884
80,000	5.00%, 12/01/2029	98,305
55,000	5.00%, 12/01/2030	67,429
55,000	5.00%, 12/01/2032	67,368
35,000	5.00%, 12/01/2033	42,922
	Main Street, GA, Natural Gas, Inc.
3,945,000	4.00%, 08/01/2048(6)	4,214,352
8,250,000	4.00%, 03/01/2050(6)	9,390,035
1,520,000	4.00%, 05/01/2052(6)	1,779,710
		15,795,139
	Illinois - 6.0%
475,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 5.00%, 01/01/2029	558,566

The accompanying notes are an integral part of these financial statements.
76

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	Illinois - 6.0% - (continued)
	Chicago Transit Auth Capital Grant Receipts Rev
$ 475,000	5.00%, 06/01/2022	$ 487,614
290,000	5.00%, 06/01/2023	310,642
695,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	949,172
7,735,000	Chicago, IL, O'Hare International Airport 5.00%, 01/01/2033	9,718,968
1,145,000	Chicago, IL, Transit Auth 5.00%, 06/01/2025	1,320,765
	Illinois Housing Dev Auth
985,000	3.00%, 04/01/2051	1,060,827
7,655,000	, (GNMA/FNMA/FHLMC Insured) 3.75%, 04/01/2050	8,386,333
1,265,000	4.50%, 10/01/2048	1,403,055
90,000	Metropolitan Pier & Exposition Auth, IL, (NATL Insured) 0.00%, 06/15/2028(5)	80,157
1,350,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	1,386,654
	Rock Island County, IL, School Dist No. 41, GO, (BAM Insured)
125,000	4.00%, 12/01/2023	133,417
140,000	5.00%, 12/01/2024	157,792
470,000	Southwestern Illinois Dev Auth 6.38%, 11/01/2023	497,993
	State of Illinois, GO
485,000	4.00%, 03/01/2024	522,700
410,000	5.00%, 03/01/2024	451,340
		27,425,995
	Indiana - 0.5%
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC/COLL Insured)
1,390,000	3.00%, 07/01/2050	1,496,654
835,000	4.00%, 07/01/2048	901,531
		2,398,185
	Iowa - 1.9%
	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured)
6,750,000	3.00%, 07/01/2051	7,317,143
620,000	3.25%, 07/01/2050	669,790
625,000	4.00%, 07/01/2048	674,513
		8,661,446
	Kentucky - 3.1%
	Kentucky Public Energy Auth
6,080,000	4.00%, 12/01/2049(6)	6,728,955
6,265,000	4.00%, 02/01/2050(6)	7,276,532
		14,005,487
	Louisiana - 2.8%
280,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	307,969
12,250,000	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev 2.50%, 04/01/2036	12,411,905
		12,719,874
	Maine - 0.7%
	Maine Municipal Bond Bank
325,000	5.00%, 09/01/2029	416,442
535,000	5.00%, 09/01/2031	692,793
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	Maine - 0.7% - (continued)
$ 415,000	5.00%, 09/01/2032	$ 535,856
1,600,000	Maine State Housing Auth 4.00%, 11/15/2048	1,721,354
		3,366,445
	Massachusetts - 1.1%
1,685,000	Commonwealth of Massachusetts, GO 5.00%, 01/01/2035	2,068,158
	Massachusetts Educational Financing Auth
665,000	3.17%, 07/01/2025	703,906
510,000	3.27%, 07/01/2026	544,739
560,000	3.38%, 07/01/2027	603,198
1,255,000	Massachusetts Water Resource Auth 0.06%, 08/01/2037(6)	1,255,000
		5,175,001
	Minnesota - 0.0%
40,000	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2051	42,831
	Mississippi - 0.5%
1,410,000	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured) 3.25%, 12/01/2050	1,521,038
645,000	State of Mississippi, GO 5.00%, 06/01/2031	837,020
		2,358,058
	Missouri - 1.4%
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
1,895,000	3.25%, 05/01/2051	2,053,943
1,075,000	3.50%, 11/01/2050	1,173,323
1,590,000	4.25%, 05/01/2049	1,750,200
1,375,000	4.75%, 05/01/2049	1,535,066
		6,512,532
	Nebraska - 1.1%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
3,840,000	3.00%, 09/01/2050	4,115,512
1,020,000	4.00%, 09/01/2048	1,109,432
		5,224,944
	Nevada - 0.5%
	Nevada Housing Division, (GNMA/FNMA/FHLMC Collateral Insured)
910,000	3.00%, 04/01/2051	981,792
1,310,000	4.00%, 10/01/2049	1,435,219
		2,417,011
	New Jersey - 1.5%
1,430,000	Garden State, NJ, Preservation Trust, (AGM Insured) 5.75%, 11/01/2028	1,745,396
	New Jersey Economic Dev Auth
150,000	5.00%, 06/15/2023	161,032
95,000	5.00%, 06/15/2024	106,033
70,000	5.00%, 03/01/2026	74,150
285,000	5.00%, 06/15/2027	345,752
565,000	5.00%, 06/15/2028	681,739
	New Jersey Transportation Trust Fund Auth
140,000	4.00%, 06/15/2035	162,832
1,530,000	5.00%, 12/15/2028	1,911,772
685,000	5.50%, 12/15/2022	725,091

The accompanying notes are an integral part of these financial statements.
77

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	New Jersey - 1.5% - (continued)
	New Jersey Turnpike Auth Rev
$ 110,000	5.00%, 01/01/2023	$ 115,931
605,000	5.00%, 01/01/2029	748,878
		6,778,606
	New Mexico - 1.6%
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
4,250,000	3.00%, 01/01/2051	4,564,056
1,480,000	3.00%, 01/01/2052	1,598,732
845,000	4.00%, 01/01/2049	920,213
		7,083,001
	New York - 3.2%
4,210,000	City of New York, NY, GO 5.00%, 08/01/2033	5,399,056
2,605,000	New York City Transitional Finance Auth, Future Tax Secured Rev 5.00%, 05/01/2033	3,372,226
	New York Transportation Dev Corp.
300,000	1.36%, 12/01/2021	300,207
455,000	1.61%, 12/01/2022	459,417
475,000	5.00%, 12/01/2028	580,551
	Port Auth of New York & New Jersey Rev
750,000	5.00%, 07/15/2031	934,350
2,585,000	5.00%, 07/15/2033	3,336,246
		14,382,053
	Ohio - 1.8%
	Ohio Housing Finance Agency
445,000	3.00%, 03/01/2052	479,365
3,160,000	3.25%, 03/01/2050	3,413,649
1,380,000	4.50%, 09/01/2048	1,522,589
	Ohio State University
5,000	5.00%, 12/01/2030	6,646
5,000	5.00%, 12/01/2031	6,741
	Ohio Turnpike & Infrastructure Commission Rev
1,680,000	0.00%, 02/15/2038(5)	1,130,162
1,395,000	0.00%, 02/15/2041(5)	847,558
525,000	State of Ohio, GO 5.00%, 05/01/2032	680,351
		8,087,061
	Oklahoma - 0.3%
1,120,000	Oklahoma Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	1,239,641
	Pennsylvania - 2.0%
635,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2032	772,344
1,295,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	1,546,920
1,960,000	Pennsylvania Housing Finance Agency 3.50%, 04/01/2049	2,086,561
	Pennsylvania Turnpike Commission Rev
240,000	5.00%, 12/01/2026	289,020
705,000	5.00%, 12/01/2027	867,415
300,000	5.00%, 12/01/2032	388,850
310,000	5.00%, 12/01/2033	399,760
	Philadelphia, PA, Gas Works Co., (AGM Insured)
440,000	5.00%, 08/01/2029	557,339
910,000	5.00%, 08/01/2030	1,173,277
820,000	5.00%, 08/01/2033	1,046,972
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	Pennsylvania - 2.0% - (continued)
	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured)
$ 70,000	5.00%, 03/01/2025	$ 79,755
55,000	5.00%, 03/01/2026	64,537
50,000	5.00%, 03/01/2027	60,240
		9,332,990
	Rhode Island - 1.5%
6,070,000	Rhode Island Housing & Mortgage Finance Corp., (GNMA Insured) 3.75%, 10/01/2049	6,612,212
	South Carolina - 2.1%
6,425,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(6)	6,899,982
2,190,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	2,409,576
250,000	Tobacco Settlement Rev Mgmt Auth, SC 6.38%, 05/15/2030	342,646
		9,652,204
	South Dakota - 0.1%
	South Dakota Conservancy Dist
245,000	5.00%, 08/01/2029	316,587
235,000	5.00%, 08/01/2030	308,622
		625,209
	Tennessee - 0.3%
250,000	Metropolitan Nashville, TN, Airport Auth 5.00%, 07/01/2049	306,471
1,150,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	1,268,421
		1,574,892
	Texas - 6.8%
3,770,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 5.00%, 08/15/2033	4,770,987
705,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	873,004
	City of Houston, TX, Airport System Rev
2,385,000	5.00%, 07/01/2029	3,028,470
1,325,000	5.00%, 07/01/2030	1,713,413
1,695,000	Cypress-Fairbanks, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2033	2,040,878
1,190,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	1,225,787
	Harris County, TX, Cultural Education Facs Finance Corp.
450,000	5.00%, 11/15/2028	554,428
430,000	5.00%, 11/15/2029	527,810
	Lower Colorado River, TX, Auth Rev
370,000	5.00%, 05/15/2029	469,927
140,000	5.00%, 05/15/2030	180,501
	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured)
90,000	5.00%, 02/15/2026	106,136
365,000	5.00%, 02/15/2030	472,423
	Texas Department of Housing & Community Affairs Rev, (GNMA Insured)
1,820,000	3.00%, 01/01/2052	1,969,275
5,520,000	3.00%, 03/01/2052	5,986,931
1,935,000	3.50%, 03/01/2051	2,129,342

The accompanying notes are an integral part of these financial statements.
78

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 55.2% - (continued)
	Texas - 6.8% - (continued)
$ 1,195,000	4.00%, 03/01/2050		$ 1,331,266
855,000	4.75%, 03/01/2049		944,689
1,245,000	Texas Municipal Gas Acquisition & Supply Corp. 5.00%, 12/15/2028		1,537,681
880,000	University of Texas 5.00%, 05/15/2035		1,065,284
			30,928,232
	Washington - 0.8%
	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured)
2,385,000	4.00%, 12/01/2048		2,580,838
1,090,000	4.00%, 06/01/2050		1,203,016
			3,783,854
	Wisconsin - 0.2%
650,000	Wisconsin Health & Educational Facs Auth Rev 5.00%, 04/01/2033		774,283
	Wyoming - 0.2%
1,025,000	Wyoming Community Dev Auth 4.00%, 06/01/2043		1,106,123
	Total Municipal Bonds (cost $244,402,777)		$ 251,576,722
U.S. GOVERNMENT SECURITIES - 8.8%
	U.S. Treasury Securities - 8.8%
	U.S. Treasury Notes - 8.8%
21,353,300	0.13%, 01/15/2024		$ 21,140,601
8,456,000	0.25%, 09/30/2023		8,422,308
10,638,000	0.38%, 09/15/2024		10,529,958
	Total U.S. Government Securities (cost $40,180,291)		$ 40,092,867
	Total Long-Term Investments (Cost $445,072,065)		$ 453,506,056
SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.0%
163,152	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(7)		$ 163,152
	Securities Lending Collateral - 0.1%
2,656	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class 0.01%(7)		2,656
407,648	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class 0.03%(7)		407,648
29,266	Invesco Government & Agency Portfolio, Institutional Class 0.03%(7)		29,266
			439,570
	Total Short-Term Investments (cost $602,722)		$ 602,722
	Total Investments (cost $445,674,787)	99.6%	$ 454,108,778
	Other Assets and Liabilities	0.4%	1,753,337
	Total Net Assets	100.0%	$ 455,862,115
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $36,346,401, representing 8.0% of net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Security is a zero-coupon bond.
(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(7)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
79

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	229	12/31/2021	$ 27,880,750	$ 403,918
Total futures contracts				$ 403,918
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 161,836,467	$ —	$ 161,836,467	$ —
Municipal Bonds	251,576,722	—	251,576,722	—
U.S. Government Securities	40,092,867	—	40,092,867	—
Short-Term Investments	602,722	602,722	—	—
Futures Contracts(2)	403,918	403,918	—	—
Total	$ 454,512,696	$ 1,006,640	$ 453,506,056	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
80

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Banks - 3.8%
106,318	Commerce Bancshares, Inc.	$ 7,496,482
260,254	Fifth Third Bancorp	11,328,857
61,909	First Republic Bank	13,392,774
		32,218,113
	Capital Goods - 11.1%
185,145	BWX Technologies, Inc.	10,505,127
71,061	Dover Corp.	12,014,994
140,187	Fortune Brands Home & Security, Inc.	14,214,962
58,735	IDEX Corp.	13,072,649
80,753	Nordson Corp.	20,528,220
53,901	Snap-on, Inc.	10,954,300
66,831	Trane Technologies plc	12,091,733
		93,381,985
	Commercial & Professional Services - 6.6%
172,475	IAA, Inc.*	10,288,134
114,386	Leidos Holdings, Inc.	11,436,312
83,232	Robert Half International, Inc.	9,411,042
56,606	Verisk Analytics, Inc.	11,902,544
92,547	Waste Connections, Inc.	12,587,317
		55,625,349
	Consumer Durables & Apparel - 1.9%
82,081	Brunswick Corp.	7,640,920
48,726	Mohawk Industries, Inc.*	8,634,735
		16,275,655
	Consumer Services - 2.5%
286,800	Aramark	10,462,464
43,767	Churchill Downs, Inc.	10,066,410
		20,528,874
	Diversified Financials - 2.6%
98,697	Raymond James Financial, Inc.	9,730,537
186,695	SEI Investments Co.	11,769,253
		21,499,790
	Energy - 2.6%
312,240	Coterra Energy, Inc.	6,656,957
63,398	Diamondback Energy, Inc.	6,795,632
45,628	Pioneer Natural Resources Co.	8,531,523
		21,984,112
	Food, Beverage & Tobacco - 1.8%
84,869	Hershey Co.	14,881,779
	Health Care Equipment & Services - 5.1%
22,471	Cooper Cos., Inc.	9,368,609
159,525	Encompass Health Corp.	10,139,409
46,628	Masimo Corp.*	13,220,903
27,323	Teleflex, Inc.	9,752,672
		42,481,593
	Insurance - 8.6%
98,539	Arthur J Gallagher & Co.	16,522,034
143,541	Assurant, Inc.	23,154,599
104,419	Globe Life, Inc.	9,295,379
96,575	Reinsurance Group of America, Inc.	11,403,576
325,334	Ryan Specialty Group Holdings, Inc.*	12,294,372
		72,669,960
	Materials - 4.2%
71,478	AptarGroup, Inc.	8,633,113
266,295	Axalta Coating Systems Ltd.*	8,305,741
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Materials - 4.2% - (continued)
101,296	Crown Holdings, Inc.	$ 10,533,771
82,991	Westlake Chemical Corp.	8,078,344
		35,550,969
	Media & Entertainment - 3.4%
221,202	Interpublic Group of Cos., Inc.	8,089,357
53,303	Match Group, Inc.*	8,037,026
70,338	Take-Two Interactive Software, Inc.*	12,731,178
		28,857,561
	Pharmaceuticals, Biotechnology & Life Sciences - 3.6%
102,588	Catalent, Inc.*	14,142,782
113,341	Royalty Pharma plc Class A	4,480,370
27,389	West Pharmaceutical Services, Inc.	11,773,983
		30,397,135
	Real Estate - 4.1%
54,451	Alexandria Real Estate Equities, Inc. REIT	11,115,627
216,102	American Homes 4 Rent Class A, REIT	8,773,742
180,511	Americold Realty Trust REIT	5,319,659
408,457	Brixmor Property Group, Inc. REIT	9,574,232
		34,783,260
	Retailing - 4.7%
78,866	Advance Auto Parts, Inc.	17,785,860
35,638	Burlington Stores, Inc.*	9,846,423
220,907	LKQ Corp.*	12,167,558
		39,799,841
	Semiconductors & Semiconductor Equipment - 5.7%
94,146	Entegris, Inc.	13,253,874
44,680	First Solar, Inc.*	5,343,281
189,082	Microchip Technology, Inc.	14,009,085
325,392	ON Semiconductor Corp.*	15,641,594
		48,247,834
	Software & Services - 11.0%
78,425	Akamai Technologies, Inc.*	8,270,700
141,777	Amdocs Ltd.	11,035,922
119,510	Black Knight, Inc.*	8,378,846
152,260	Dolby Laboratories, Inc. Class A	13,452,171
238,733	Genpact Ltd.	11,781,474
28,064	Palo Alto Networks, Inc.*	14,287,102
96,261	PTC, Inc.*	12,258,838
56,967	VeriSign, Inc.*	12,684,842
		92,149,895
	Technology Hardware & Equipment - 7.5%
59,787	CDW Corp.	11,159,244
223,748	Ciena Corp.*	12,147,279
61,025	Motorola Solutions, Inc.	15,170,205
87,316	TE Connectivity Ltd.	12,748,136
25,393	Teledyne Technologies, Inc.*	11,407,043
		62,631,907
	Transportation - 0.6%
93,428	Alaska Air Group, Inc.*	4,932,998
	Utilities - 4.2%
152,868	Alliant Energy Corp.	8,647,743
319,852	CenterPoint Energy, Inc.	8,328,946
100,114	CMS Energy Corp.	6,041,880

The accompanying notes are an integral part of these financial statements.
81

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.6% - (continued)
	Utilities - 4.2% - (continued)
51,098	Eversource Energy		$ 4,338,220
204,342	FirstEnergy Corp.		7,873,297
			35,230,086
	Total Common Stocks (cost $537,056,287)		$ 804,128,696
SHORT-TERM INVESTMENTS - 4.5%
	Other Investment Pools & Funds - 4.5%
37,719,893	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(1)		$ 37,719,893
	Total Short-Term Investments (cost $37,719,893)		$ 37,719,893
	Total Investments (cost $574,776,180)	100.1%	$ 841,848,589
	Other Assets and Liabilities	(0.1)%	(778,718)
	Total Net Assets	100.0%	$ 841,069,871
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 32,218,113	$ 32,218,113	$ —	$ —
Capital Goods	93,381,985	93,381,985	—	—
Commercial & Professional Services	55,625,349	55,625,349	—	—
Consumer Durables & Apparel	16,275,655	16,275,655	—	—
Consumer Services	20,528,874	20,528,874	—	—
Diversified Financials	21,499,790	21,499,790	—	—
Energy	21,984,112	21,984,112	—	—
Food, Beverage & Tobacco	14,881,779	14,881,779	—	—
Health Care Equipment & Services	42,481,593	42,481,593	—	—
Insurance	72,669,960	72,669,960	—	—
Materials	35,550,969	35,550,969	—	—
Media & Entertainment	28,857,561	28,857,561	—	—
Pharmaceuticals, Biotechnology & Life Sciences	30,397,135	30,397,135	—	—
Real Estate	34,783,260	34,783,260	—	—
Retailing	39,799,841	39,799,841	—	—
Semiconductors & Semiconductor Equipment	48,247,834	48,247,834	—	—
Software & Services	92,149,895	92,149,895	—	—
Technology Hardware & Equipment	62,631,907	62,631,907	—	—
Transportation	4,932,998	4,932,998	—	—
Utilities	35,230,086	35,230,086	—	—
Short-Term Investments	37,719,893	37,719,893	—	—
Total	$ 841,848,589	$ 841,848,589	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
82

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5%
	Automobiles & Components - 0.8%
38,044	Gentherm, Inc.*	$ 2,801,180
	Banks - 9.0%
18,818	Cambridge Bancorp	1,727,681
348,707	First BanCorp	4,759,851
103,771	First Interstate BancSystem, Inc. Class A	4,313,760
109,817	First Merchants Corp.	4,566,191
102,203	Heritage Financial Corp.	2,538,722
81,885	OceanFirst Financial Corp.	1,815,390
119,499	Seacoast Banking Corp. of Florida	4,353,349
47,673	South State Corp.	3,722,785
133,254	United Community Banks, Inc.	4,642,569
		32,440,298
	Capital Goods - 12.6%
45,504	Albany International Corp. Class A	3,669,898
166,213	Custom Truck One Source, Inc.*(1)	1,504,228
39,055	EnPro Industries, Inc.	3,501,671
40,575	ESCO Technologies, Inc.	3,431,022
40,416	Gibraltar Industries, Inc.*	2,633,506
72,375	Hexcel Corp.*	4,106,557
117,229	Maxar Technologies, Inc.	3,112,430
44,819	McGrath Rent Corp.	3,233,243
48,775	Primoris Services Corp.	1,314,486
33,589	Simpson Manufacturing Co., Inc.	3,563,457
48,854	Standex International Corp.	5,435,985
208,500	Univar Solutions, Inc.*	5,333,430
18,660	Valmont Industries, Inc.	4,458,994
		45,298,907
	Commercial & Professional Services - 3.9%
53,029	ASGN, Inc.*	6,345,450
194,019	Interface, Inc.	2,786,113
52,609	Science Applications International Corp.	4,723,236
		13,854,799
	Consumer Durables & Apparel - 5.5%
19,244	Cavco Industries, Inc.*	4,625,873
49,449	Oxford Industries, Inc.	4,584,911
79,188	Skyline Champion Corp.	5,014,184
119,609	Steven Madden Ltd.	5,394,366
		19,619,334
	Consumer Services - 2.4%
9,574	Cracker Barrel Old Country Store, Inc.	1,274,970
158,274	Membership Collective Group, Inc.*	1,663,460
137,201	Terminix Global Holdings, Inc.*	5,553,896
		8,492,326
	Diversified Financials - 3.1%
167,460	Compass Diversified Holdings	4,998,681
23,967	Houlihan Lokey, Inc.	2,686,222
256,431	Perella Weinberg Partners(1)	3,600,291
		11,285,194
	Energy - 1.4%
42,828	Cactus, Inc. Class A	1,863,018
96,934	Delek U.S. Holdings, Inc.*	1,885,366
186,101	Solaris Oilfield Infrastructure, Inc. Class A	1,412,507
		5,160,891
	Food, Beverage & Tobacco - 3.7%
69,556	Darling Ingredients, Inc.*	5,878,873
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	Food, Beverage & Tobacco - 3.7% - (continued)
247,844	Primo Water Corp.	$ 3,940,720
206,702	Sovos Brands, Inc.*	3,340,304
		13,159,897
	Health Care Equipment & Services - 7.7%
83,359	AdaptHealth Corp.*	2,271,533
129,124	Envista Holdings Corp.*	5,048,748
30,818	ICU Medical, Inc.*	7,215,418
49,837	LivaNova plc*	3,823,495
13,037	Mesa Laboratories, Inc.	3,985,411
129,841	Neuronetics, Inc.*	675,173
45,788	Progyny, Inc.*	2,812,757
313,098	Sientra, Inc.*	1,834,754
		27,667,289
	Insurance - 4.8%
34,396	Axis Capital Holdings Ltd.	1,791,000
79,157	James River Group Holdings Ltd.	2,529,066
63,631	Kemper Corp.	4,039,296
33,273	Reinsurance Group of America, Inc.	3,928,876
114,965	Ryan Specialty Group Holdings, Inc.*	4,344,527
57,092	Trean Insurance Group, Inc.*	536,665
		17,169,430
	Materials - 7.2%
44,995	Ashland Global Holdings, Inc.	4,319,970
30,944	Balchem Corp.	4,737,217
24,281	Eagle Materials, Inc.	3,602,329
171,306	Element Solutions, Inc.	3,890,359
51,642	Neenah, Inc.	2,609,987
94,070	PureCycle Technologies, Inc.*(1)	1,259,598
164,693	Valvoline, Inc.	5,592,974
		26,012,434
	Media & Entertainment - 2.1%
44,119	Madison Square Garden Entertainment Corp.*	3,109,066
352,629	Stagwell, Inc.*	3,060,820
80,500	Tremor International Ltd.*	1,525,475
		7,695,361
	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
18,577	Catalent, Inc.*	2,561,024
176,703	Evolus, Inc.*	1,381,817
55,552	Intra-Cellular Therapies, Inc.*	2,392,625
25,529	Natera, Inc.*	2,924,857
59,993	NeoGenomics, Inc.*	2,759,678
24,814	Pacira BioSciences, Inc.*	1,297,276
69,084	Syneos Health, Inc.*	6,448,301
		19,765,578
	Real Estate - 3.7%
128,988	Douglas Emmett, Inc. REIT	4,215,328
210,892	Kennedy-Wilson Holdings, Inc.	4,717,654
59,301	Terreno Realty Corp. REIT	4,336,682
		13,269,664
	Retailing - 1.8%
23,864	Asbury Automotive Group, Inc.*	4,670,423
297,032	Quotient Technology, Inc.*	1,912,886
		6,583,309
	Semiconductors & Semiconductor Equipment - 5.3%
103,402	Allegro MicroSystems, Inc.*	3,449,491
63,433	MACOM Technology Solutions Holdings, Inc.*	4,428,892

The accompanying notes are an integral part of these financial statements.
83

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.5% - (continued)
	Semiconductors & Semiconductor Equipment - 5.3% - (continued)
109,608	ON Semiconductor Corp.*		$ 5,268,856
68,498	Semtech Corp.*		5,824,385
			18,971,624
	Software & Services - 8.1%
44,762	CommVault Systems, Inc.*		2,752,863
126,182	LiveRamp Holdings, Inc.*		6,751,999
94,350	ON24, Inc.*		1,804,916
42,569	Perficient, Inc.*		5,261,528
202,655	Sabre Corp.*		2,103,559
83,465	Teradata Corp.*		4,720,780
64,309	WNS Holdings Ltd. ADR*		5,711,282
			29,106,927
	Technology Hardware & Equipment - 4.2%
62,790	Ciena Corp.*		3,408,869
47,730	Lumentum Holdings, Inc.*		3,941,543
121,437	Plantronics, Inc.*		3,249,654
278,137	Viavi Solutions, Inc.*		4,283,310
			14,883,376
	Utilities - 2.7%
31,845	Avista Corp.		1,267,750
19,420	Chesapeake Utilities Corp.		2,545,379
27,453	IDACORP, Inc.		2,863,897
45,762	SJW Group		3,016,631
			9,693,657
	Total Common Stocks (cost $254,091,674)		$ 342,931,475
SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 4.9%
17,575,771	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(2)		$ 17,575,771
	Securities Lending Collateral - 0.9%
19,862	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		19,862
3,049,196	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		3,049,196
218,910	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		218,910
			3,287,968
	Total Short-Term Investments (cost $20,863,739)		$ 20,863,739
	Total Investments (cost $274,955,413)	101.3%	$ 363,795,214
	Other Assets and Liabilities	(1.3)%	(4,615,179)
	Total Net Assets	100.0%	$ 359,180,035
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
84

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Future PIPE Purchase Commitments Outstanding as of October 31, 2021
Period Committed	Security Name	Committed Shares	Committed Cost	Market Value	Unrealized Appreciation (Depreciation)
02/01/2021	Restaurant & Gaming PIPE	218,778	$ 2,187,780	$ 2,565,610	$ 377,830
Special purpose acquisition companies (“SPACs”) are collective investment structures that allow for private investments in public equity investments (“PIPE”). These commitments are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. Hartford Schroders US Small Cap Opportunities Fund had contingent commitments outstanding of $2,187,780 to purchase restricted PIPE shares as of October 31, 2021. Effective after the fiscal year end, this contingent commitment was canceled.
The aggregate unrealized appreciation/depreciation of PIPE commitments represents 0.1% of net assets.
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 2,801,180	$ 2,801,180	$ —	$ —
Banks	32,440,298	32,440,298	—	—
Capital Goods	45,298,907	45,298,907	—	—
Commercial & Professional Services	13,854,799	13,854,799	—	—
Consumer Durables & Apparel	19,619,334	19,619,334	—	—
Consumer Services	8,492,326	8,492,326	—	—
Diversified Financials	11,285,194	11,285,194	—	—
Energy	5,160,891	5,160,891	—	—
Food, Beverage & Tobacco	13,159,897	13,159,897	—	—
Health Care Equipment & Services	27,667,289	27,667,289	—	—
Insurance	17,169,430	17,169,430	—	—
Materials	26,012,434	26,012,434	—	—
Media & Entertainment	7,695,361	7,695,361	—	—
Pharmaceuticals, Biotechnology & Life Sciences	19,765,578	19,765,578	—	—
Real Estate	13,269,664	13,269,664	—	—
Retailing	6,583,309	6,583,309	—	—
Semiconductors & Semiconductor Equipment	18,971,624	18,971,624	—	—
Software & Services	29,106,927	29,106,927	—	—
Technology Hardware & Equipment	14,883,376	14,883,376	—	—
Utilities	9,693,657	9,693,657	—	—
Future PIPE Purchase Commitment	377,830	—	377,830	—
Short-Term Investments	20,863,739	20,863,739	—	—
Total	$ 364,173,044	$ 363,795,214	$ 377,830	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
85

Hartford Schroders Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
BRL	Brazil Real
CLP	Chile Peso
COP	Colombia Peso
CZK	Czech Republic Koruna
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
MXN	Mexican Peso
MYR	Malaysia Ringgit
PEN	Peru Nuevo Sol
PLN	Poland Zloty
RON	Romania New Leu
RUB	Russia Ruble
THB	Thailand Baht
USD	United States Dollar
ZAR	South Africa Rand
Index Abbreviations:
CMS	Constant Maturity Swap
CMT	Constant Maturity Treasury Index
EAFE	Europe, Australasia and Far East
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Corp.
Bhd	Berhad
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SONIO	Sterling Overnight Index Average
Tbk	Terbuka

86

Hartford Schroders Funds
 Statements of Assets and Liabilities
October 31, 2021

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund
Assets:
Investments in securities, at market value(1)	$ 77,496,585	$ 10,007,844	$ 6,762,765,279	$ 45,076,657	$ 2,576,661,386
Cash collateral due from broker on futures contracts	—	94,267	—	—	1,054,266
Cash collateral held for securities on loan	—	—	195,650	74,017	409,110
Foreign currency	66,486	10,476	1,977,532	1,133	5,770,041
Unrealized appreciation on OTC swap contracts	—	—	—	2,268	—
Unrealized appreciation on foreign currency contracts	—	2,582	—	42,634	1,721,034
Receivables:
From affiliates	10,680	32,647	—	14,374	—
Investment securities sold	116	18,943	3,944,237	879,115	25,061,624
Fund shares sold	1,519,808	—	10,060,044	23,963	5,060,244
Dividends and interest	30	2,717	8,250,595	591,674	6,086,960
Securities lending income	—	—	91,787	529	40,299
Variation margin on futures contracts	—	—	—	—	91,001
Tax reclaims	—	76	80,901	30,592	2,358,356
OTC swap contracts premiums paid	—	—	—	3,184	—
Other assets	27,067	—	110,581	65,030	96,479
Total assets	79,120,772	10,169,552	6,787,476,606	46,805,170	2,624,410,800
Liabilities:
Unrealized depreciation on foreign currency contracts	—	482	—	39,337	—
Obligation to return securities lending collateral	—	—	3,913,000	1,480,350	8,182,201
Unrealized depreciation on OTC swap contracts	—	—	—	101	—
Payables:
Investment securities purchased	—	8,658	3,660,834	696,427	8,775,367
Fund shares redeemed	26,421	—	15,296,062	12,172	1,654,189
Investment management fees	58,180	7,214	5,802,564	25,078	1,521,055
Transfer agent fees	1,881	3	883,012	4,188	212,296
Accounting services fees	2,083	166	163,009	1,264	64,140
Board of Directors' fees	186	17	21,098	124	7,568
Variation margin on futures contracts	—	15,636	—	—	—
Foreign taxes	—	—	15,383,570	6,310	—
Distribution fees	67	—	5,840	40	8,274
Accrued expenses	39,506	32,653	569,406	42,917	209,759
OTC swap contracts premiums received	—	—	—	15,518	—
Total liabilities	128,324	64,829	45,698,395	2,323,826	20,634,849
Net assets	$ 78,992,448	$ 10,104,723	$ 6,741,778,211	$ 44,481,344	$ 2,603,775,951
Summary of Net Assets:
Capital stock and paid-in-capital	$ 77,816,895	$ 10,000,000	$ 5,335,515,190	$ 57,155,538	$ 2,433,943,406
Distributable earnings (loss)	1,175,553	104,723	1,406,263,021	(12,674,194)	169,832,545
Net assets	$ 78,992,448	$ 10,104,723	$ 6,741,778,211	$ 44,481,344	$ 2,603,775,951
Shares authorized	300,000,000	350,000,000	1,405,000,000	500,000,000	830,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Class A: Net asset value per share	$ 15.80	$ —	$ 20.05	$ 8.29	$ 10.32
Maximum offering price per share	16.72	—	21.22	8.68	10.92
Shares outstanding	49,443	—	4,939,359	189,820	9,548,212
Net Assets	$ 781,306	$ —	$ 99,011,099	$ 1,573,944	$ 98,511,132
Class C: Net asset value per share	$ 15.59	$ —	$ 19.76	$ 8.26	$ 10.25
Shares outstanding	12,790	—	447,043	16,407	1,433,916
Net Assets	$ 199,405	$ —	$ 8,835,352	$ 135,603	$ 14,700,230
Class I: Net asset value per share	$ 15.81	$ —	$ 20.13	$ 8.28	$ 10.31
Shares outstanding	491,980	—	115,577,175	2,291,984	69,243,061
Net Assets	$ 7,776,134	$ —	$ 2,326,810,911	$ 18,975,981	$ 713,834,706
Class R3: Net asset value per share	$ —	$ —	$ 19.99	$ 8.30	$ 10.28
Shares outstanding	—	—	5,010	3,722	1,669,384
Net Assets	$ —	$ —	$ 100,129	$ 30,904	$ 17,168,749
The accompanying notes are an integral part of these financial statements.
87

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund
Class R4: Net asset value per share	$ —	$ —	$ 20.18	$ 8.29	$ 10.29
Shares outstanding	—	—	271,839	1,353	572,464
Net Assets	$ —	$ —	$ 5,484,530	$ 11,219	$ 5,889,795
Class R5: Net asset value per share	$ —	$ —	$ 20.14	$ 8.28	$ 10.30
Shares outstanding	—	—	20,447	1,363	1,754,124
Net Assets	$ —	$ —	$ 411,833	$ 11,286	$ 18,070,370
Class Y: Net asset value per share	$ 15.82	$ —	$ 20.20	$ 8.28	$ 10.31
Shares outstanding	188,740	—	44,090,712	355,895	27,707,234
Net Assets	$ 2,986,640	$ —	$ 890,765,324	$ 2,945,940	$ 285,533,023
Class F: Net asset value per share	$ 15.82	$ —	$ 20.15	$ 7.77	$ 10.31
Shares outstanding	4,000,011	—	52,065,326	1,555	56,062,875
Net Assets	$ 63,292,068	$ —	$ 1,049,336,044	$ 12,075	$ 578,284,268
Class SDR: Net asset value per share	$ 15.83	$ 10.10	$ 20.19	$ 8.28	$ 10.30
Shares outstanding	250,000	1,000,000	116,931,580	2,510,362	84,640,412
Net Assets	$ 3,956,895	$ 10,104,723	$ 2,361,022,989	$ 20,784,392	$ 871,783,678
Cost of investments	$ 76,756,320	$ 9,928,753	$ 5,113,589,595	$ 45,303,170	$ 2,362,003,525
Cost of foreign currency	$ 66,486	$ 10,429	$ 1,971,226	$ 1,157	$ 5,778,941
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 3,624,880	$ 1,430,817	$ 17,879,508
The accompanying notes are an integral part of these financial statements.
88

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Assets:
Investments in securities, at market value(1)	$ 3,634,764,870	$ 127,119,714	$ 454,108,778	$ 841,848,589	$ 363,795,214
PIPE Purchase Commitments	—	—	—	—	377,830
Cash collateral due from broker on futures contracts	—	159,600	166,025	—	—
Cash collateral held for securities on loan	221,151	—	23,135	—	173,051
Foreign currency	6,108	7,309	—	—	—
Unrealized appreciation on foreign currency contracts	—	93,996	—	—	—
Receivables:
From affiliates	—	6,042	44,673	—	6,013
Investment securities sold	50,832,477	—	2,799,587	—	296,910
Fund shares sold	10,463,523	23,341	477,550	496,340	194,042
Dividends and interest	548,311	240,215	2,752,808	130,749	25,990
Securities lending income	79,011	—	108	—	13,037
Tax reclaims	2,607,429	—	—	—	—
Other assets	155,969	28,731	48,797	60,781	61,893
Total assets	3,699,678,849	127,678,948	460,421,461	842,536,459	364,943,980
Liabilities:
Unrealized depreciation on foreign currency contracts	—	15	—	—	—
Obligation to return securities lending collateral	4,423,026	—	462,705	—	3,461,019
Payables:
Investment securities purchased	53,042,654	1,799,972	3,203,400	—	1,294,251
Fund shares redeemed	7,090,278	133,063	600,557	737,412	629,567
Investment management fees	1,933,612	68,660	175,384	529,941	272,565
Transfer agent fees	358,258	8,185	49,573	107,645	51,680
Accounting services fees	76,066	4,079	15,417	23,959	11,475
Board of Directors' fees	5,681	294	1,325	2,173	980
Variation margin on futures contracts	—	2,265	5,331	—	—
Foreign taxes	1,165,638	—	—	—	—
Distribution fees	15,403	282	3,888	13,574	3,124
Distributions payable	—	—	—	—	—
Accrued expenses	114,836	52,763	41,766	51,884	39,284
Total liabilities	68,225,452	2,069,578	4,559,346	1,466,588	5,763,945
Net assets	$ 3,631,453,397	$ 125,609,370	$ 455,862,115	$ 841,069,871	$ 359,180,035
Summary of Net Assets:
Capital stock and paid-in-capital	$ 3,037,303,643	$ 126,394,267	$ 441,484,632	$ 464,389,283	$ 233,014,664
Distributable earnings (loss)	594,149,754	(784,897)	14,377,483	376,680,588	126,165,371
Net assets	$ 3,631,453,397	$ 125,609,370	$ 455,862,115	$ 841,069,871	$ 359,180,035
Shares authorized	760,000,000	300,000,000	360,000,000	500,000,000	500,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Class A: Net asset value per share	$ 19.07	$ 9.91	$ 11.27	$ 20.63	$ 33.48
Maximum offering price per share	20.18	10.22	11.80	21.83	35.43
Shares outstanding	14,958,083	521,359	5,633,716	5,184,772	1,151,700
Net Assets	$ 285,277,655	$ 5,166,735	$ 63,474,542	$ 106,981,841	$ 38,561,399
Class C: Net asset value per share	$ 17.97	$ 9.89	$ 11.28	$ 20.64	$ 33.73
Shares outstanding	1,156,532	43,699	688,679	2,655,421	254,233
Net Assets	$ 20,787,691	$ 432,139	$ 7,767,786	$ 54,795,216	$ 8,574,119
Class I: Net asset value per share	$ 18.49	$ 9.89	$ 11.28	$ 21.52	$ 35.38
Shares outstanding	107,195,918	9,022,106	24,748,787	21,268,403	6,195,823
Net Assets	$ 1,981,792,728	$ 89,260,227	$ 279,048,154	$ 457,620,578	$ 219,196,604
Class R3: Net asset value per share	$ 18.31	$ —	$ —	$ 21.07	$ 34.71
Shares outstanding	64,951	—	—	102,357	39,730
Net Assets	$ 1,189,553	$ —	$ —	$ 2,157,125	$ 1,378,928
Class R4: Net asset value per share	$ 18.42	$ —	$ —	$ 21.37	$ 35.14
Shares outstanding	208,470	—	—	40,070	21,037
Net Assets	$ 3,840,528	$ —	$ —	$ 856,156	$ 739,319
The accompanying notes are an integral part of these financial statements.
89

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Class R5: Net asset value per share	$ 18.49	$ —	$ —	$ 21.47	$ 35.34
Shares outstanding	1,329,515	—	—	40,696	19,449
Net Assets	$ 24,588,244	$ —	$ —	$ 873,946	$ 687,327
Class Y: Net asset value per share	$ 18.54	$ 9.89	$ 11.28	$ 21.50	$ 35.37
Shares outstanding	13,378,829	423,485	25,329	3,859,141	1,081,884
Net Assets	$ 248,057,561	$ 4,187,336	$ 285,664	$ 82,957,861	$ 38,267,265
Class F: Net asset value per share	$ 18.52	$ 9.88	$ 11.28	$ 21.53	$ 35.42
Shares outstanding	33,406,587	212,015	3,634,653	3,885,805	498,686
Net Assets	$ 618,602,308	$ 2,095,515	$ 40,994,021	$ 83,647,400	$ 17,664,453
Class SDR: Net asset value per share	$ 18.50	$ 9.88	$ 11.27	$ 21.56	$ 35.46
Shares outstanding	24,176,459	2,477,406	5,705,703	2,373,417	961,873
Net Assets	$ 447,317,129	$ 24,467,418	$ 64,291,948	$ 51,179,748	$ 34,110,621
Cost of investments	$ 3,088,725,297	$ 126,568,642	$ 445,674,787	$ 574,776,180	$ 274,955,413
Cost of foreign currency	$ 6,109	$ 7,369	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 4,190,637	$ —	$ 450,097	$ —	$ 3,413,684
The accompanying notes are an integral part of these financial statements.
90

Hartford Schroders Funds
 Statements of Operations
For the Year Ended October 31, 2021

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund(1)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund
Investment Income:
Dividends	$ 293,267	$ 6,157	$ 132,402,835	$ —	$ 84,158,584
Non-cash dividends	—	—	23,479,866	—	552,113
Interest	127	21	34,645	2,677,347	—
Securities lending	—	—	324,909	5,487	1,246,045
Less: Foreign tax withheld	(28,514)	(755)	(16,409,633)	(25,464)	(8,221,250)
Total investment income, net	264,880	5,423	139,832,622	2,657,370	77,735,492
Expenses:
Investment management fees	249,064	7,214	62,672,412	350,713	16,688,783
Transfer agent fees
Class A	1,522	—	462,752	2,860	96,535
Class C	248	—	7,367	458	15,786
Class I	3,142	—	3,853,765	18,038	756,849
Class R3	—	—	218	68	37,520
Class R4	—	—	9,162	19	7,779
Class R5	—	—	504	14	19,829
Class Y	175	—	600,921	1,312	279,544
Class F	155	—	6,725	—	6,523
Class SDR	159	3	3,683	326	31,899
Distribution fees
Class A	2,521	—	800,388	4,382	214,733
Class C	2,068	—	85,664	1,831	149,452
Class R3	—	—	496	155	85,273
Class R4	—	—	13,486	29	11,514
Custodian fees	14,214	3,804	633,485	8,552	328,146
Registration and filing fees	110,507	2,384	248,961	114,444	154,012
Accounting services fees	4,895	167	900,311	8,156	355,977
Board of Directors' fees	865	17	170,453	1,111	62,866
Audit and tax fees	27,948	26,024	47,519	29,738	59,808
Other expenses	17,668	677	548,480	22,095	188,498
Total expenses (before waivers, reimbursements and fees paid indirectly)	435,151	40,290	71,066,752	564,301	19,551,326
Expense waivers	(146,017)	(32,647)	—	(150,729)	—
Transfer agent fee waivers	—	—	—	—	(90,370)
Distribution fee reimbursements	(1,474)	—	(180)	(232)	(11,029)
Total waivers, reimbursements and fees paid indirectly	(147,491)	(32,647)	(180)	(150,961)	(101,399)
Total expenses	287,660	7,643	71,066,572	413,340	19,449,927
Net Investment Income (Loss)	(22,780)	(2,220)	68,766,050	2,244,030	58,285,565
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	572,181	14,969	197,505,996	228,917	207,717,833
Less: Foreign taxes paid on realized capital gains	—	—	(951,032)	(10,036)	—
Futures contracts	(92,970)	25,311	(61,403)	94,561	4,080,366
Swap contracts	—	—	—	(36,335)	—
Foreign currency contracts	—	(2,035)	71	252,140	(9,922,050)
Other foreign currency transactions	(20,578)	(3,003)	(4,864,442)	(21,365)	(1,353,515)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	458,633	35,242	191,629,190	507,882	200,522,634
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(997,904)	79,091	384,833,331	647,869	376,883,808
Futures contracts	—	(9,512)	—	—	11,758
Swap contracts	—	—	—	63,234	—
Foreign currency contracts	—	2,100	—	(82,230)	2,523,788
Translation of other assets and liabilities in foreign currencies	112	22	(405,895)	2	(165,187)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(997,792)	71,701	384,427,436	628,875	379,254,167
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(539,159)	106,943	576,056,626	1,136,757	579,776,801
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (561,939)	$ 104,723	$ 644,822,676	$ 3,380,787	$ 638,062,366
The accompanying notes are an integral part of these financial statements.
91

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund(1)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ (14,475,254)	$ 13,943	$ —

(1)	Commenced operations on September 30, 2021.
The accompanying notes are an integral part of these financial statements.
92

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Investment Income:
Dividends	$ 45,730,798	$ 9,914	$ —	$ 8,332,488	$ 3,246,223
Non-cash dividends	6,363,590	—	—	—	—
Interest	—	2,897,771	8,209,382	2,694	1,571
Securities lending	356,960	—	1,779	984	49,501
Less: Foreign tax withheld	(5,041,345)	(77)	—	(17,194)	(22,935)
Total investment income, net	47,410,003	2,907,608	8,211,161	8,318,972	3,274,360
Expenses:
Investment management fees	15,884,459	701,666	2,052,123	5,886,510	2,926,748
Transfer agent fees
Class A	223,538	1,872	35,434	105,515	48,328
Class C	14,380	540	10,566	54,971	11,870
Class I	1,172,340	45,022	240,688	377,998	187,221
Class R3	2,531	—	—	4,374	1,737
Class R4	5,770	—	—	1,243	730
Class R5	21,258	—	—	1,148	670
Class Y	190,254	659	238	93,204	37,568
Class F	804	83	159	1,460	206
Class SDR	10,519	246	812	1,890	1,282
Distribution fees
Class A	530,348	13,868	157,469	233,821	84,767
Class C	143,145	5,472	83,250	528,929	86,858
Class R3	5,762	—	—	10,086	3,953
Class R4	8,498	—	—	1,850	1,077
Custodian fees	78,460	11,900	13,528	7,457	6,706
Registration and filing fees	305,625	97,387	100,011	125,115	122,904
Accounting services fees	350,327	18,735	78,198	127,339	55,940
Board of Directors' fees	67,052	2,798	11,640	19,778	8,645
Audit and tax fees	35,656	45,282	31,774	23,444	23,340
Other expenses	218,151	22,686	41,725	90,648	55,940
Total expenses (before waivers, reimbursements and fees paid indirectly)	19,268,877	968,216	2,857,615	7,696,780	3,666,490
Interest expense	—	148,903	—	—	—
Total expenses (after interest expense)	—	1,117,119	—	—	—
Expense waivers	—	(84,281)	(422,215)	—	(60,958)
Distribution fee reimbursements	(556)	(9,134)	(141)	(943)	(1,188)
Total waivers, reimbursements and fees paid indirectly	(556)	(93,415)	(422,356)	(943)	(62,146)
Total expenses	19,268,321	1,023,704	2,435,259	7,695,837	3,604,344
Net Investment Income (Loss)	28,141,682	1,883,904	5,775,902	623,135	(329,984)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	29,511,958	(378,449)	2,294,552	122,807,725	48,336,250
Futures contracts	—	(224,526)	3,358,564	—	—
Foreign currency contracts	—	66,287	—	—	—
Other foreign currency transactions	(256,999)	(228,448)	—	(25)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	29,254,959	(765,136)	5,653,116	122,807,700	48,336,250
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	436,646,100	1,731,596	(6,058,004)	138,362,727	56,709,046
Futures contracts	—	(224,360)	(116,417)	—	—
Foreign currency contracts	—	98,796	—	—	—
Translation of other assets and liabilities in foreign currencies	(57,494)	(26,520)	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	436,588,606	1,579,512	(6,174,421)	138,362,727	56,709,046
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	465,843,565	814,376	(521,305)	261,170,427	105,045,296
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 493,985,247	$ 2,698,280	$ 5,254,597	$ 261,793,562	$ 104,715,312
The accompanying notes are an integral part of these financial statements.
93

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ (1,106,558)	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
94

Hartford Schroders Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	Hartford Schroders China A Fund		Hartford Schroders Diversified Emerging Markets Fund
	For the Year Ended October 31, 2021	For the Period Ended October 31, 2020(1)	For the Period Ended October 31, 2021(2)
Operations:
Net investment income (loss)	$ (22,780)	$ 45,426	$ (2,220)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	458,633	769,946	35,242
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(997,792)	1,738,173	71,701
Net Increase (Decrease) in Net Assets Resulting from Operations	(561,939)	2,553,545	104,723
Distributions to Shareholders:
Class A	(51,074)	—	—
Class C	(17,324)	—	—
Class I	(23,649)	—	—
Class Y	(16,158)	—	—
Class F	(324,076)	—	—
Class SDR	(383,976)	—	—
Total distributions	(816,257)	—	—
Capital Share Transactions:
Sold	106,251,339	5,537,911	10,000,010
Issued on reinvestment of distributions	432,281	—	—
Redeemed	(34,134,687)	(269,745)	(10)
Net increase (decrease) from capital share transactions	72,548,933	5,268,166	10,000,000
Net Increase (Decrease) in Net Assets	71,170,737	7,821,711	10,104,723
Net Assets:
Beginning of period	7,821,711	—	—
End of period	$ 78,992,448	$ 7,821,711	$ 10,104,723

(1)	Commenced operations on March 31, 2020.
(2)	Commenced operations on September 30, 2021.
The accompanying notes are an integral part of these financial statements.
95

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders Emerging Markets Equity Fund		Hartford Schroders Emerging Markets Multi-Sector Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 68,766,050	$ 27,210,851	$ 2,244,030	$ 3,874,164
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	191,629,190	(146,838,820)	507,882	(5,222,785)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	384,427,436	477,156,752	628,875	(2,084,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	644,822,676	357,528,783	3,380,787	(3,432,958)
Distributions to Shareholders:
From distributable earnings:
Class A	(5,312,511)	(1,276,901)	(69,629)	(60,738)
Class C	—	(135,012)	(5,800)	(7,559)
Class I	(13,377,299)	(42,224,830)	(808,597)	(995,009)
Class R3	(330)	(1,392)	(1,124)	(966)
Class R4	(37,977)	(394)	(447)	(448)
Class R5	(2,909)	(15,146)	(484)	(453)
Class Y	(589,255)	(3,396,489)	(109,352)	(96,816)
Class F	(9,554,982)	(10,265,925)	(563)	(143,762)
Class SDR	(14,545,085)	(28,457,971)	(1,083,054)	(1,493,256)
From return of capital:
Class A	—	—	—	(17,785)
Class C	—	—	—	(2,214)
Class I	—	—	—	(291,352)
Class R3	—	—	—	(283)
Class R4	—	—	—	(131)
Class R5	—	—	—	(133)
Class Y	—	—	—	(28,349)
Class F	—	—	—	(42,096)
Class SDR	—	—	—	(437,245)
Total distributions	(43,420,348)	(85,774,060)	(2,079,050)	(3,618,595)
Capital Share Transactions:
Sold	4,842,961,004	2,338,027,384	25,345,037	15,086,632
Issued on reinvestment of distributions	32,176,805	52,562,018	2,078,786	3,616,560
Redeemed	(2,926,986,156)	(2,049,052,553)	(44,370,189)	(45,608,267)
Net increase (decrease) from capital share transactions	1,948,151,653	341,536,849	(16,946,366)	(26,905,075)
Net Increase (Decrease) in Net Assets	2,549,553,981	613,291,572	(15,644,629)	(33,956,628)
Net Assets:
Beginning of period	4,192,224,230	3,578,932,658	60,125,973	94,082,601
End of period	$ 6,741,778,211	$ 4,192,224,230	$ 44,481,344	$ 60,125,973
The accompanying notes are an integral part of these financial statements.
96

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders International Multi-Cap Value Fund		Hartford Schroders International Stock Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 58,285,565	$ 46,568,325	$ 28,141,682	$ 4,769,518
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	200,522,634	(97,642,693)	29,254,959	815,135
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	379,254,167	(184,162,311)	436,588,606	61,298,952
Net Increase (Decrease) in Net Assets Resulting from Operations	638,062,366	(235,236,679)	493,985,247	66,883,605
Distributions to Shareholders:
Class A	(1,921,493)	(2,469,969)	(32,727)	(551,218)
Class C	(224,044)	(323,461)	—	(10,939)
Class I	(17,086,178)	(18,811,004)	(2,419,301)	(2,937,044)
Class R3	(328,949)	(369,795)	—	(2,018)
Class R4	(103,502)	(68,291)	(701)	(3,576)
Class R5	(473,876)	(570,494)	(52,125)	(21,848)
Class Y	(6,351,823)	(4,370,513)	(340,321)	(12,698)
Class F	(12,981,174)	(11,330,692)	(990,397)	(1,036,195)
Class SDR	(20,557,285)	(18,442,460)	(872,187)	(957,577)
Total distributions	(60,028,324)	(56,756,679)	(4,707,759)	(5,533,113)
Capital Share Transactions:
Sold	1,001,256,584	798,908,249	2,595,240,179	714,548,186
Issued on reinvestment of distributions	53,767,304	50,947,105	4,373,503	5,300,485
Redeemed	(778,260,331)	(881,294,700)	(483,052,970)	(196,939,513)
Net increase (decrease) from capital share transactions	276,763,557	(31,439,346)	2,116,560,712	522,909,158
Net Increase (Decrease) in Net Assets	854,797,599	(323,432,704)	2,605,838,200	584,259,650
Net Assets:
Beginning of period	1,748,978,352	2,072,411,056	1,025,615,197	441,355,547
End of period	$ 2,603,775,951	$ 1,748,978,352	$ 3,631,453,397	$ 1,025,615,197
The accompanying notes are an integral part of these financial statements.
97

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders Securitized Income Fund		Hartford Schroders Tax-Aware Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 1,883,904	$ 1,683,155	$ 5,775,902	$ 6,131,232
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(765,136)	(684,572)	5,653,116	5,692,704
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,579,512	(977,272)	(6,174,421)	5,001,707
Net Increase (Decrease) in Net Assets Resulting from Operations	2,698,280	21,311	5,254,597	16,825,643
Distributions to Shareholders:
Class A	(84,434)	(89,717)	(1,450,548)	(1,459,342)
Class C	(3,248)	(1,709) (3)	(129,755)	(217,886)
Class I	(1,292,341)	(720,698)	(7,512,352)	(8,545,891)
Class Y	(72,758)	(82,780)	(5,542)	(7,512)
Class F	(39,737)	(53,914)	(913,441)	(939,696)
Class SDR	(399,130)	(858,565)	(1,616,470)	(2,255,888)
Total distributions	(1,891,648)	(1,807,383)	(11,628,108)	(13,426,215)
Capital Share Transactions:
Sold	65,753,561	97,752,072	153,934,962	263,674,922
Issued on reinvestment of distributions	1,653,658	1,439,757	9,364,337	10,792,934
Redeemed	(36,531,227)	(98,425,735)	(144,506,187)	(168,973,451)
Net increase (decrease) from capital share transactions	30,875,992	766,094	18,793,112	105,494,405
Net Increase (Decrease) in Net Assets	31,682,624	(1,019,978)	12,419,601	108,893,833
Net Assets:
Beginning of period	93,926,746	94,946,724	443,442,514	334,548,681
End of period	$ 125,609,370	$ 93,926,746	$ 455,862,115	$ 443,442,514

(3)	Commenced operations on February 28, 2020.
The accompanying notes are an integral part of these financial statements.
98

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Schroders US MidCap Opportunities Fund		Hartford Schroders US Small Cap Opportunities Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 623,135	$ 1,941,902	$ (329,984)	$ 700,322
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	122,807,700	(1,692,169)	48,336,250	(9,386,097)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	138,362,727	(22,415,488)	56,709,046	(4,072,609)
Net Increase (Decrease) in Net Assets Resulting from Operations	261,793,562	(22,165,755)	104,715,312	(12,758,384)
Distributions to Shareholders:
Class A	(69,958)	(618,118)	—	(1,122,710)
Class C	—	(401,295)	—	(365,812)
Class I	(1,312,243)	(4,612,066)	(89,287)	(7,302,285)
Class R3	—	(8,911)	—	(4,953)
Class R4	—	(4,116)	—	(13,210)
Class R5	(3,796)	(13,317)	(462)	(4,561)
Class Y	(258,077)	(1,235,418)	(27,753)	(1,302,907)
Class F	(265,270)	(581,930)	(25,755)	(257,410)
Class SDR	(175,684)	(830,635)	(57,905)	(585,075)
Total distributions	(2,085,028)	(8,305,806)	(201,162)	(10,958,923)
Capital Share Transactions:
Sold	149,305,285	165,475,065	87,392,291	125,609,869
Issued on reinvestment of distributions	2,008,748	7,957,824	197,351	10,784,153
Redeemed	(211,486,538)	(403,818,804)	(66,867,177)	(88,923,234)
Net increase (decrease) from capital share transactions	(60,172,505)	(230,385,915)	20,722,465	47,470,788
Net Increase (Decrease) in Net Assets	199,536,029	(260,857,476)	125,236,615	23,753,481
Net Assets:
Beginning of period	641,533,842	902,391,318	233,943,420	210,189,939
End of period	$ 841,069,871	$ 641,533,842	$ 359,180,035	$ 233,943,420
The accompanying notes are an integral part of these financial statements.
99

Hartford Schroders Funds
 Statement of Cash Flows
For the Year Ended October 31, 2021

Hartford Schroders Securitized Income Fund
Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$ 2,698,280
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of investment securities	$ (82,591,237)
Sales of investment securities	91,180,717
Net purchases, sales and maturities of short-term investments	(7,482,925)
Net amortization/accretion of premium (discount)	215,511
Increase in dividends and interest receivable	(6,900)
Decrease in receivable from affiliates	9,769
Decrease in variation margin on futures contracts	2,265
Decrease in other assets	787
Increase in investment management fees payables	19,775
Increase in accounting services fees payables	3,028
Increase in transfer agent fees payable	4,250
Decrease in Board of Directors' fees payables	(26)
Decrease in distribution fees payables	(18)
Decrease in interest on reverse repurchase agreements	(29,130)
Increase in accrued expenses	4,467
Net realized loss on investments	378,449
Net change in unrealized appreciation (depreciation) of investments in securities	(1,731,596)
Net change unrealized (appreciation) depreciation on foreign currency contracts	(98,796)
Net Cash used for operating activities	$ 2,576,670
Cash flows from financing activities
Proceeds from reverse repurchase agreements	$ 110,095,834
Repayment of reverse repurchase agreements	(141,958,408)
Proceeds from shares sold	65,804,136
Cost of shares repurchased	(36,398,414)
Dividends paid to shareholders	(237,990)
Net cash provided by financing activities	$ (2,694,842)
Net decrease in cash and foreign currency	$ (118,172)
Cash and foreign currency, beginning of year*	$ 285,081
Cash and foreign currency, end of year*	$ 166,909
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$ 1,653,658
Cash paid during the year for interest	$ 178,033

*	Components of cash

	Beginning of Year	End of Year
Cash	$ 5,048	$ —
Restricted cash	235,261	159,600
Foreign currency	44,772	7,309
	$ 285,081	$ 166,909
The accompanying notes are an integral part of these financial statements.
100

Hartford Schroders Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders China A Fund
For the Year Ended October 31, 2021(4)
A	$ 15.06	$ (0.05)	$ 2.25	$ 2.20	$ —(5)	$ (1.46)	$ —	$ (1.46)	$ 15.80	15.20%	$ 781	1.94%	1.42%	(0.28)%	73%
C	14.98	(0.18)	2.25	2.07	—	(1.46)	—	(1.46)	15.59	14.31	199	2.66	2.19	(1.14)	73
I	15.08	(0.03)	2.27	2.24	(0.05)	(1.46)	—	(1.51)	15.81	15.45	7,776	1.65	1.15	(0.19)	73
Y	15.08	0.14	2.12	2.26	(0.06)	(1.46)	—	(1.52)	15.82	15.57	2,987	1.55	1.11	0.88	73
F	15.09	(0.03)	2.30	2.27	(0.08)	(1.46)	—	(1.54)	15.82	15.63	63,292	1.54	0.99	(0.18)	73
SDR	15.09	0.01	2.27	2.28	(0.08)	(1.46)	—	(1.54)	15.83	15.70	3,957	1.54	0.99	0.06	73
For the Period Ended October 31, 2020(4)
A	$ 10.00	$ 0.04	$ 5.02	$ 5.06	$ —	$ —	$ —	$ —	$ 15.06	50.60% (6)	$ 369	4.28% (7)	1.29% (7)	0.55% (7)	46%
C	10.00	0.00 (5)	4.98	4.98	—	—	—	—	14.98	49.80 (6)	178	5.08 (7)	2.22 (7)	(0.04) (7)	46
I	10.00	0.07	5.01	5.08	—	—	—	—	15.08	50.80 (6)	183	4.01 (7)	1.15 (7)	0.93 (7)	46
Y	10.00	0.09	4.99	5.08	—	—	—	—	15.08	50.80 (6)	151	3.95 (7)	1.10 (7)	1.14 (7)	46
F	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,169	3.85 (7)	0.99 (7)	1.24 (7)	46
SDR	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,772	3.85 (7)	0.99 (7)	1.24 (7)	46
Hartford Schroders Diversified Emerging Markets Fund
For the Period Ended October 31, 2021(8)
SDR	$ 10.00	$ —(5)	$ 0.10	$ 0.10	$ —	$ —	$ —	$ —	$ 10.10	1.00% (6)	$ 10,105	4.69% (7)	0.89% (7)	(0.26)% (7)	9% (9)
Hartford Schroders Emerging Markets Equity Fund
For the Year Ended October 31, 2021
A	$ 17.22	$ 0.06	$ 2.95	$ 3.01	$ (0.18)	$ —	$ —	$ (0.18)	$ 20.05	17.47%	$ 99,011	1.44%	1.44%	0.28%	36%
C	16.93	0.01	2.82	2.83	—	—	—	—	19.76	16.72	8,835	2.13	2.13	0.03	36
I	17.22	0.21	2.86	3.07	(0.16)	—	—	(0.16)	20.13	17.82	2,326,811	1.23	1.23	1.01	36
R3	17.11	0.10	2.85	2.95	(0.07)	—	—	(0.07)	19.99	17.27	100	1.77	1.68	0.47	36
R4	17.29	0.14	2.90	3.04	(0.15)	—	—	(0.15)	20.18	17.57	5,485	1.47	1.47	0.68	36
R5	17.22	0.21	2.86	3.07	(0.15)	—	—	(0.15)	20.14	17.87	412	1.17	1.17	1.01	36
Y	17.25	0.29	2.78	3.07	(0.12)	—	—	(0.12)	20.20	17.82	890,765	1.16	1.16	1.41	36
F	17.24	0.24	2.86	3.10	(0.19)	—	—	(0.19)	20.15	17.99	1,049,336	1.05	1.05	1.15	36
SDR	17.27	0.26	2.85	3.11	(0.19)	—	—	(0.19)	20.19	18.02	2,361,023	1.05	1.05	1.23	36
For the Year Ended October 31, 2020
A	$ 15.78	$ 0.06	$ 1.71	$ 1.77	$ (0.33)	$ —	$ —	$ (0.33)	$ 17.22	11.28%	$ 62,843	1.53%	1.53%	0.40%	52%
C	15.51	(0.05)	1.67	1.62	(0.20)	—	—	(0.20)	16.93	10.51	7,127	2.16	2.16	(0.34)	52
I	15.77	0.10	1.71	1.81	(0.36)	—	—	(0.36)	17.22	11.56	1,443,799	1.25	1.25	0.63	52
R3	15.66	0.03	1.70	1.73	(0.28)	—	—	(0.28)	17.11	11.08	88	1.79	1.71	0.21	52
R4	15.74	0.17	1.62	1.79	(0.24)	—	—	(0.24)	17.29	11.43	4,500	1.43	1.43	1.09	52
R5	15.78	0.11	1.70	1.81	(0.37)	—	—	(0.37)	17.22	11.55	322	1.20	1.20	0.69	52
Y	15.79	0.13	1.70	1.83	(0.37)	—	—	(0.37)	17.25	11.69	505,338	1.18	1.18	0.85	52
F	15.78	0.14	1.71	1.85	(0.39)	—	—	(0.39)	17.24	11.79	861,337	1.08	1.08	0.85	52
SDR	15.81	0.13	1.72	1.85	(0.39)	—	—	(0.39)	17.27	11.77	1,306,890	1.08	1.08	0.83	52
For the Year Ended October 31, 2019
A	$ 14.07	$ 0.29	$ 1.56	$ 1.85	$ (0.14)	$ —	$ —	$ (0.14)	$ 15.78	13.27%	$ 60,356	1.45%	1.45%	1.95%	43%
C	13.86	0.19	1.53	1.72	(0.07)	—	—	(0.07)	15.51	12.50	10,532	2.17	2.17	1.27	43
I	14.06	0.31	1.57	1.88	(0.17)	—	—	(0.17)	15.77	13.54	1,838,077	1.23	1.23	2.07	43
R3	13.98	0.23	1.57	1.80	(0.12)	—	—	(0.12)	15.66	13.01	83	1.79	1.72	1.51	43
R4	14.02	(0.05)	1.95	1.90	(0.18)	—	—	(0.18)	15.74	13.78	26	1.43	1.42	(0.32)	43
R5	14.07	0.33	1.56	1.89	(0.18)	—	—	(0.18)	15.78	13.61	600	1.19	1.19	2.19	43
Y	14.09	0.32	1.57	1.89	(0.19)	—	—	(0.19)	15.79	13.62	120,308	1.13	1.13	2.11	43
F	14.07	0.42	1.48	1.90	(0.19)	—	—	(0.19)	15.78	13.73	419,520	1.07	1.07	2.77	43
SDR	14.10	0.34	1.56	1.90	(0.19)	—	—	(0.19)	15.81	13.71	1,129,431	1.07	1.07	2.28	43
The accompanying notes are an integral part of these financial statements.
101

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2018
A	$ 16.23	$ 0.16	$ (2.22)	$ (2.06)	$ (0.10)	$ —	$ —	$ (0.10)	$ 14.07	(12.79)%	$ 46,162	1.45%	1.45%	0.98%	24%
C	16.08	0.07	(2.22)	(2.15)	(0.07)	—	—	(0.07)	13.86	(13.44)	7,217	2.19	2.19	0.45	24
I	16.23	0.19	(2.22)	(2.03)	(0.14)	—	—	(0.14)	14.06	(12.66)	1,733,270	1.24	1.24	1.19	24
R3	16.20	0.22	(2.30)	(2.08)	(0.14)	—	—	(0.14)	13.98	(12.99)	90	1.80	1.70	1.36	24
R4	16.19	0.05	(2.11)	(2.06)	(0.11)	—	—	(0.11)	14.02	(12.88)	3,710	1.49	1.48	0.36	24
R5	16.23	0.27	(2.29)	(2.02)	(0.14)	—	—	(0.14)	14.07	(12.56)	484	1.20	1.20	1.69	24
Y	16.25	0.23	(2.24)	(2.01)	(0.15)	—	—	(0.15)	14.09	(12.48)	123,082	1.11	1.11	1.43	24
F	16.23	0.30	(2.30)	(2.00)	(0.16)	—	—	(0.16)	14.07	(12.48)	154,306	1.08	1.08	1.89	24
SDR	16.26	0.23	(2.23)	(2.00)	(0.16)	—	—	(0.16)	14.10	(12.46)	930,480	1.08	1.08	1.43	24
For the Year Ended October 31, 2017
A	$ 12.59	$ 0.10	$ 3.62	$ 3.72	$ (0.08)	$ —	$ —	$ (0.08)	$ 16.23	29.83%	$ 53,107	1.56%	1.50%	0.69%	33%
C	12.58	0.04	3.57	3.61	(0.11)	—	—	(0.11)	16.08	29.00	3,658	2.25	2.25	0.25	33
I	12.59	0.14	3.61	3.75	(0.11)	—	—	(0.11)	16.23	30.14	1,848,368	1.35	1.25	0.98	33
R3	12.58	0.10	3.62	3.72	(0.10)	—	—	(0.10)	16.20	29.87	13	1.86	1.48	0.71	33
R4	12.58	0.16	3.56	3.72	(0.11)	—	—	(0.11)	16.19	29.86	136	1.52	1.50	1.11	33
R5	12.58	0.13	3.63	3.76	(0.11)	—	—	(0.11)	16.23	30.26	13	1.25	1.20	0.97	33
Y	12.58	0.26	3.53	3.79	(0.12)	—	—	(0.12)	16.25	30.45	97,758	1.14	1.14	1.72	33
F (10)	12.98	0.16	3.09	3.25	—	—	—	—	16.23	25.04 (6)	42,462	1.10 (7)	1.10 (7)	1.57 (7)	33
SDR	12.60	0.15	3.63	3.78	(0.12)	—	—	(0.12)	16.26	30.32	710,039	1.10	1.10	1.10	33
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
For the Year Ended October 31, 2021
A	$ 8.22	$ 0.36	$ 0.05	$ 0.41	$ (0.34)	$ —	$ —	$ (0.34)	$ 8.29	4.92%	$ 1,574	1.48%	1.15%	4.14%	168%
C	8.20	0.29	0.04	0.33	(0.27)	—	—	(0.27)	8.26	4.02	136	2.32	1.90	3.41	168
I	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.19	18,976	1.16	0.88	4.41	168
R3	8.23	0.33	0.05	0.38	(0.31)	—	—	(0.31)	8.30	4.60	31	1.79	1.41	3.89	168
R4	8.22	0.37	0.04	0.41	(0.34)	—	—	(0.34)	8.29	4.92	11	1.49	1.09	4.24	168
R5	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	11	1.19	0.85	4.45	168
Y	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	2,946	1.12	0.83	4.46	168
F	7.72	0.37	0.05	0.42	(0.37)	—	—	(0.37)	7.77	5.43	12	1.07	0.75	4.54	168
SDR	8.21	0.39	0.05	0.44	(0.37)	—	—	(0.37)	8.28	5.35	20,784	1.07	0.75	4.57	168
For the Year Ended October 31, 2020
A	$ 9.12	$ 0.44	$ (0.90)	$ (0.46)	$ (0.34)	$ —	$ (0.10)	$ (0.44)	$ 8.22	(4.85)%	$ 1,727	1.41%	1.15%	5.22%	141%
C	9.08	0.38	(0.89)	(0.51)	(0.29)	—	(0.08)	(0.37)	8.20	(5.43)	215	2.23	1.90	4.48	141
I	9.11	0.47	(0.90)	(0.43)	(0.37)	—	(0.10)	(0.47)	8.21	(4.50)	21,211	1.05	0.82	5.56	141
R3	9.13	0.43	(0.89)	(0.46)	(0.34)	—	(0.10)	(0.44)	8.23	(4.79)	29	1.70	1.24	5.15	141
R4	9.11	0.46	(0.89)	(0.43)	(0.36)	—	(0.10)	(0.46)	8.22	(4.45)	11	1.40	0.92	5.48	141
R5	9.10	0.46	(0.88)	(0.42)	(0.37)	—	(0.10)	(0.47)	8.21	(4.41)	11	1.10	0.85	5.52	141
Y	9.10	0.47	(0.89)	(0.42)	(0.36)	—	(0.11)	(0.47)	8.21	(4.34)	2,376	0.98	0.76	5.60	141
F	9.10	0.51	(1.02)	(0.51)	(0.67)	—	(0.20)	(0.87)	7.72	(4.66)	11	0.98	0.75	5.58	141
SDR	9.11	0.47	(0.90)	(0.43)	(0.36)	—	(0.11)	(0.47)	8.21	(4.44)	34,536	0.98	0.75	5.62	141
The accompanying notes are an integral part of these financial statements.
102

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund – (continued)
For the Year Ended October 31, 2019
A	$ 8.79	$ 0.55	$ 0.25	$ 0.80	$ (0.43)	$ —	$ (0.04)	$ (0.47)	$ 9.12	9.21%	$ 1,829	1.29%	1.11%	6.12%	240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44	266	2.14	1.90	5.39	240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65	29,715	1.00	0.83	6.37	240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46	11	1.55	0.88	6.33	240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45	11	1.28	0.86	6.35	240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56	11	1.00	0.81	6.39	240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61	2,046	0.94	0.76	6.39	240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66	23,084	0.93	0.75	6.45	240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65	37,109	0.93	0.75	6.44	240
For the Year Ended October 31, 2018
A	$ 9.98	$ 0.50	$ (1.02)	$ (0.52)	$ (0.32)	$ (0.13)	$ (0.22)	$ (0.67)	$ 8.79	(5.34)%	$ 3,389	1.29%	1.08%	5.42%	285%
C	9.95	0.41	(1.01)	(0.60)	(0.28)	(0.13)	(0.20)	(0.61)	8.74	(6.27)	414	2.16	1.90	4.52	285
I	9.97	0.52	(1.02)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.22)	36,557	1.02	0.85	5.63	285
R3	9.97	0.50	(1.03)	(0.53)	(0.30)	(0.13)	(0.21)	(0.64)	8.80	(5.43)	10	1.65	1.25	5.23	285
R4	9.97	0.52	(1.03)	(0.51)	(0.33)	(0.13)	(0.22)	(0.68)	8.78	(5.25)	10	1.35	0.92	5.54	285
R5	9.97	0.53	(1.03)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.23)	10	1.06	0.85	5.58	285
Y	9.97	0.49	(0.98)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.17)	970	0.95	0.77	5.29	285
F	9.96	0.53	(1.01)	(0.48)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.04)	28,842	0.94	0.75	5.67	285
SDR	9.98	0.56	(1.05)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.79	(5.11)	34,841	0.94	0.75	5.89	285
For the Year Ended October 31, 2017
A	$ 9.79	$ 0.55	$ 0.27	$ 0.82	$ (0.53)	$ (0.10)	$ —	$ (0.63)	$ 9.98	8.83%	$ 2,472	1.15%	1.03%	5.65%	212%
C	9.78	0.46	0.29	0.75	(0.48)	(0.10)	—	(0.58)	9.95	8.01	73	2.03	1.90	4.72	212
I	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.08	15,441	0.94	0.82	5.86	212
R3	9.78	0.54	0.28	0.82	(0.53)	(0.10)	—	(0.63)	9.97	8.74	36	1.63	1.19	5.53	212
R4	9.78	0.55	0.28	0.83	(0.54)	(0.10)	—	(0.64)	9.97	8.88	11	1.33	1.02	5.67	212
R5	9.78	0.57	0.27	0.84	(0.55)	(0.10)	—	(0.65)	9.97	9.07	11	1.04	0.85	5.82	212
Y	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.16	122	0.91	0.79	5.81	212
F	9.70	0.39	0.30	0.69	(0.43)	—	—	(0.43)	9.96	7.22 (6)	11	0.87 (7)	0.75 (7)	5.90 (7)	212
SDR	9.79	0.58	0.27	0.85	(0.56)	(0.10)	—	(0.66)	9.98	9.16	57,054	0.87	0.75	5.93	212
Hartford Schroders International Multi-Cap Value Fund
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.21	$ 2.57	$ 2.78	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	36.00%	$ 98,511	1.11%	1.11%	2.12%	85%
C	7.71	0.13	2.56	2.69	(0.15)	—	—	(0.15)	10.25	34.97	14,700	1.85	1.85	1.34	85
I	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.41	713,835	0.85	0.85	2.39	85
R3	7.73	0.18	2.56	2.74	(0.19)	—	—	(0.19)	10.28	35.61	17,169	1.46	1.40	1.81	85
R4	7.74	0.23	2.54	2.77	(0.22)	—	—	(0.22)	10.29	35.96	5,890	1.16	1.16	2.28	85
R5	7.75	0.23	2.57	2.80	(0.25)	—	—	(0.25)	10.30	36.25	18,070	0.85	0.85	2.28	85
Y	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.43	285,533	0.85	0.82	2.44	85
F	7.76	0.25	2.56	2.81	(0.26)	—	—	(0.26)	10.31	36.35	578,284	0.75	0.75	2.52	85
SDR	7.74	0.25	2.57	2.82	(0.26)	—	—	(0.26)	10.30	36.57	871,784	0.75	0.75	2.49	85
The accompanying notes are an integral part of these financial statements.
103

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Multi-Cap Value Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.05	$ 0.17	$ (1.24)	$ (1.07)	$ (0.22)	$ —	$ —	$ (0.22)	$ 7.76	(12.01)%	$ 65,123	1.12%	1.12%	2.12%	119%
C	8.99	0.11	(1.23)	(1.12)	(0.16)	—	—	(0.16)	7.71	(12.69)	12,691	1.86	1.86	1.32	119
I	9.05	0.20	(1.26)	(1.06)	(0.24)	—	—	(0.24)	7.75	(11.86)	538,073	0.85	0.85	2.37	119
R3	9.02	0.14	(1.24)	(1.10)	(0.19)	—	—	(0.19)	7.73	(12.42)	13,398	1.48	1.48	1.71	119
R4	9.03	0.17	(1.24)	(1.07)	(0.22)	—	—	(0.22)	7.74	(12.07)	2,328	1.18	1.18	2.13	119
R5	9.04	0.20	(1.25)	(1.05)	(0.24)	—	—	(0.24)	7.75	(11.75)	17,008	0.86	0.86	2.42	119
Y	9.04	0.20	(1.24)	(1.04)	(0.25)	—	—	(0.25)	7.75	(11.72)	165,134	0.86	0.81	2.49	119
F	9.05	0.21	(1.25)	(1.04)	(0.25)	—	—	(0.25)	7.76	(11.65)	357,583	0.76	0.76	2.58	119
SDR	9.04	0.21	(1.26)	(1.05)	(0.25)	—	—	(0.25)	7.74	(11.78)	577,640	0.76	0.76	2.54	119
For the Year Ended October 31, 2019
A	$ 8.97	$ 0.27	$ 0.28	$ 0.55	$ (0.25)	$ (0.22)	$ —	$ (0.47)	$ 9.05	6.61%	$ 106,530	1.12%	1.12%	3.03%	119%
C	8.90	0.19	0.30	0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91	21,500	1.87	1.87	2.12	119
I	8.96	0.28	0.30	0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98	740,680	0.86	0.86	3.13	119
R3	8.94	0.28	0.25	0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36	19,748	1.48	1.48	3.25	119
R4	8.95	0.26	0.29	0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57	2,746	1.18	1.18	3.01	119
R5	8.95	0.26	0.32	0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97	21,262	0.87	0.87	2.99	119
Y	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93	146,587	0.85	0.80	3.29	119
F	8.97	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98	377,025	0.76	0.76	3.31	119
SDR	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99	636,333	0.76	0.76	3.27	119
For the Year Ended October 31, 2018
A	$ 10.18	$ 0.23	$ (1.09)	$ (0.86)	$ (0.24)	$ (0.11)	$ —	$ (0.35)	$ 8.97	(8.71)%	$ 67,252	1.13%	1.10%	2.26%	87%
C	10.12	0.17	(1.10)	(0.93)	(0.18)	(0.11)	—	(0.29)	8.90	(9.47)	25,614	1.88	1.85	1.71	87
I	10.17	0.26	(1.09)	(0.83)	(0.27)	(0.11)	—	(0.38)	8.96	(8.47)	875,109	0.87	0.84	2.64	87
R3	10.15	0.22	(1.10)	(0.88)	(0.22)	(0.11)	—	(0.33)	8.94	(8.96)	613	1.50	1.43	2.22	87
R4	10.16	0.20	(1.06)	(0.86)	(0.24)	(0.11)	—	(0.35)	8.95	(8.76)	1,312	1.20	1.16	2.03	87
R5	10.17	0.27	(1.11)	(0.84)	(0.27)	(0.11)	—	(0.38)	8.95	(8.58)	22,482	0.88	0.85	2.68	87
Y	10.17	0.25	(1.07)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.42)	80,993	0.83	0.81	2.57	87
F	10.18	0.28	(1.10)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.97	(8.38)	251,677	0.78	0.75	2.78	87
SDR	10.17	0.27	(1.09)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.38)	540,822	0.78	0.75	2.69	87
For the Year Ended October 31, 2017
A	$ 8.61	$ 0.20	$ 1.53	$ 1.73	$ (0.16)	$ —	$ —	$ (0.16)	$ 10.18	20.26%	$ 58,977	1.20%	1.12%	2.08%	63%
C	8.60	0.15	1.50	1.65	(0.13)	—	—	(0.13)	10.12	19.31	15,580	1.93	1.85	1.51	63
I	8.60	0.24	1.52	1.76	(0.19)	—	—	(0.19)	10.17	20.47	706,652	0.91	0.82	2.48	63
R3	8.60	0.20	1.49	1.69	(0.14)	—	—	(0.14)	10.15	19.82	105	1.58	1.42	2.03	63
R4	8.60	0.18	1.54	1.72	(0.16)	—	—	(0.16)	10.16	20.23	809	1.24	1.15	1.83	63
R5	8.60	0.23	1.52	1.75	(0.18)	—	—	(0.18)	10.17	20.57	14,212	0.93	0.85	2.32	63
Y	8.60	0.21	1.56	1.77	(0.20)	—	—	(0.20)	10.17	20.80	4,440	0.84	0.76	2.30	63
F (10)	9.13	0.17	1.02	1.19	(0.14)	—	—	(0.14)	10.18	13.07 (6)	110,585	0.83 (7)	0.75 (7)	2.60 (7)	63
SDR	8.60	0.23	1.53	1.76	(0.19)	—	—	(0.19)	10.17	20.70	448,891	0.83	0.75	2.43	63
The accompanying notes are an integral part of these financial statements.
104

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Stock Fund
For the Year Ended October 31, 2021
A	$ 14.14	$ 0.16	$ 4.77	$ 4.93	$ (0.00) (5)	$ —	$ —	$ —	$ 19.07	34.90%	$ 285,278	1.06%	1.06%	0.89%	28%
C	13.43	0.02	4.52	4.54	—	—	—	—	17.97	33.80	20,788	1.80	1.80	0.13	28
I	13.71	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.49	35.30	1,981,793	0.79	0.79	1.18	28
R3	13.63	0.10	4.58	4.68	—	—	—	—	18.31	34.34	1,190	1.42	1.41	0.55	28
R4	13.67	0.14	4.61	4.75	(0.00) (5)	—	—	—	18.42	34.78	3,841	1.12	1.12	0.79	28
R5	13.72	0.20	4.62	4.82	(0.05)	—	—	(0.05)	18.49	35.20	24,588	0.81	0.81	1.14	28
Y	13.76	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.54	35.17	248,058	0.81	0.81	1.17	28
F	13.74	0.22	4.63	4.85	(0.07)	—	—	(0.07)	18.52	35.36	618,602	0.70	0.70	1.25	28
SDR	13.73	0.22	4.62	4.84	(0.07)	—	—	(0.07)	18.50	35.31	447,317	0.71	0.71	1.25	28
For the Year Ended October 31, 2020
A	$ 12.91	$ 0.07	$ 1.30	$ 1.37	$ (0.14)	$ —	$ —	$ (0.14)	$ 14.14	10.63%	$ 114,042	1.12%	1.11%	0.49%	34%
C	12.25	(0.03)	1.25	1.22	(0.04)	—	—	(0.04)	13.43	9.93	6,687	1.85	1.85	(0.21)	34
I	12.51	0.10	1.26	1.36	(0.16)	—	—	(0.16)	13.71	10.93	516,721	0.83	0.83	0.79	34
R3	12.47	0.03	1.26	1.29	(0.13)	—	—	(0.13)	13.63	10.38	734	1.46	1.45	0.25	34
R4	12.50	0.07	1.25	1.32	(0.15)	—	—	(0.15)	13.67	10.62	2,536	1.15	1.15	0.51	34
R5	12.52	0.11	1.26	1.37	(0.17)	—	—	(0.17)	13.72	10.96	12,208	0.83	0.83	0.84	34
Y	12.52	0.06	1.32	1.38	(0.14)	—	—	(0.14)	13.76	11.09	66,753	0.82	0.82	0.45	34
F	12.52	0.11	1.28	1.39	(0.17)	—	—	(0.17)	13.74	11.13	169,576	0.75	0.75	0.86	34
SDR	12.52	0.11	1.27	1.38	(0.17)	—	—	(0.17)	13.73	11.07	136,358	0.75	0.75	0.86	34
For the Year Ended October 31, 2019
A	$ 12.46	$ 0.17	$ 1.18	$ 1.35	$ (0.15)	$ (0.75)	$ —	$ (0.90)	$ 12.91	12.04%	$ 46,241	1.16%	1.14%	1.42%	37%
C	11.90	0.10	1.10	1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16	3,530	1.90	1.87	0.88	37
I	12.09	0.21	1.13	1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39	218,391	0.86	0.83	1.81	37
R3	12.08	0.16	1.13	1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93	190	1.44	1.33	1.35	37
R4	12.09	0.15	1.17	1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15	292	1.12	1.05	1.24	37
R5	12.10	0.15	1.19	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33	1,066	0.80	0.78	1.21	37
Y	12.11	0.21	1.12	1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38	676	0.87	0.84	1.80	37
F	12.10	0.22	1.12	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47	70,305	0.78	0.76	1.85	37
SDR	12.10	0.21	1.14	1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45	100,663	0.80	0.76	1.80	37
For the Year Ended October 31, 2018
A	$ 13.62	$ 0.19	$ (1.22)	$ (1.03)	$ (0.13)	$ —	$ —	$ (0.13)	$ 12.46	(7.63)%	$ 11,234	1.25%	1.16%	1.40%	65%
C	13.11	0.13	(1.21)	(1.08)	(0.13)	—	—	(0.13)	11.90	(8.33)	1,824	2.01	1.92	0.97	65
I	13.20	0.22	(1.17)	(0.95)	(0.16)	—	—	(0.16)	12.09	(7.32)	129,528	0.93	0.85	1.70	65
R3	13.19	0.21	(1.19)	(0.98)	(0.13)	—	—	(0.13)	12.08	(7.49)	12	1.61	1.02	1.59	65
R4	13.20	0.22	(1.19)	(0.97)	(0.14)	—	—	(0.14)	12.09	(7.42)	12	1.31	0.97	1.64	65
R5	13.22	0.22	(1.18)	(0.96)	(0.16)	—	—	(0.16)	12.10	(7.36)	12	1.01	0.90	1.69	65
Y	13.23	0.12	(1.07)	(0.95)	(0.17)	—	—	(0.17)	12.11	(7.32)	5,693	0.90	0.81	0.97	65
F	13.22	0.22	(1.17)	(0.95)	(0.17)	—	—	(0.17)	12.10	(7.32)	9,204	0.89	0.80	1.69	65
SDR	13.23	0.23	(1.18)	(0.95)	(0.18)	—	—	(0.18)	12.10	(7.33)	67,339	0.89	0.80	1.71	65
The accompanying notes are an integral part of these financial statements.
105

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Stock Fund – (continued)
For the Year Ended October 31, 2017
A	$ 11.02	$ 0.12	$ 2.64	$ 2.76	$ (0.16)	$ —	$ —	$ (0.16)	$ 13.62	25.41%	$ 5,930	1.32%	1.20%	0.98%	53%
C	10.69	(0.02)	2.60	2.58	(0.16)	—	—	(0.16)	13.11	24.60	321	2.01	1.94	(0.13)	53
I	10.69	0.14	2.55	2.69	(0.18)	—	—	(0.18)	13.20	25.69	116,660	1.02	0.95	1.24	53
R3	10.69	0.12	2.55	2.67	(0.17)	—	—	(0.17)	13.19	25.45	13	1.62	1.18	1.04	53
R4	10.69	0.13	2.56	2.69	(0.18)	—	—	(0.18)	13.20	25.61	13	1.34	1.08	1.15	53
R5	10.69	0.16	2.55	2.71	(0.18)	—	—	(0.18)	13.22	25.88	13	1.02	0.90	1.34	53
Y	10.69	0.13	2.59	2.72	(0.18)	—	—	(0.18)	13.23	25.99	115	0.88	0.79	1.04	53
F (10)	10.87	0.04	2.31	2.35	—	—	—	—	13.22	21.62 (6)	844	0.85 (7)	0.80 (7)	0.52 (7)	53
SDR	10.70	0.17	2.55	2.72	(0.19)	—	—	(0.19)	13.23	25.88	77,051	0.86	0.80	1.45	53
Hartford Schroders Securitized Income Fund
For the Year Ended October 31, 2021
A	$ 9.79	$ 0.17	$ 0.10	$ 0.27	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.91	2.77%	$ 5,167	1.26% (11)	1.06% (12)	1.66% (13)	71%
C	9.79	0.07	0.10	0.17	(0.07)	—	—	(0.07)	9.89	1.69	432	2.07 (11)	2.06 (12)	0.66 (13)	71
I	9.79	0.17	0.10	0.27	(0.17)	—	—	(0.17)	9.89	2.82	89,260	1.03 (11)	0.97 (12)	1.73 (13)	71
Y	9.79	0.18	0.10	0.28	(0.18)	—	—	(0.18)	9.89	2.87	4,187	0.99 (11)	0.92 (12)	1.78 (13)	71
F	9.78	0.19	0.10	0.29	(0.19)	—	—	(0.19)	9.88	2.97	2,096	0.98 (11)	0.84 (12)	1.88 (13)	71
SDR	9.78	0.18	0.11	0.29	(0.19)	—	—	(0.19)	9.88	2.97	24,467	0.97 (11)	0.84 (12)	1.84 (13)	71
For the Year Ended October 31, 2020
A	$ 10.06	$ 0.21	$ (0.25)	$ (0.04)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 9.79	(0.41)%	$ 5,553	1.54% (14)	1.10% (15)(16)	2.12% (17)	78%
C (18)	10.12	0.04	(0.31)	(0.27)	(0.06)	0.00	—	(0.06)	9.79	(2.64) (6)	443	2.52 (7)(14)	2.29 (7)(15)(16)	0.55 (7)(17)	78
I	10.06	0.19	(0.23)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.42)	65,636	1.34 (14)	1.12 (15)(16)	1.94 (17)	78
Y	10.06	0.21	(0.25)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.36)	3,571	1.29 (14)	1.07 (15)(16)	2.20 (17)	78
F	10.05	0.22	(0.26)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.78	(0.34)	2,035	1.28 (14)	1.06 (15)(16)	2.25 (17)	78
SDR	10.05	0.23	(0.26)	(0.03)	(0.23)	(0.01)	—	(0.24)	9.78	(0.31)	16,688	1.28 (14)	1.07 (15)(16)	2.32 (17)	78
For the Period Ended October 31, 2019(19)
A	$ 10.00	$ 0.17	$ 0.03	$ 0.20	$ (0.14)	$ —	$ —	$ (0.14)	$ 10.06	2.04% (6)	$ 3,571	1.58% (7)(20)	1.00% (7)(16)(21)	2.49% (7)(22)	35%
I	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.09 (6)	4,633	1.33 (7)(20)	0.96 (7)(16)(21)	2.52 (7)(22)	35
Y	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.13 (6)	3,583	1.27 (7)(20)	0.91 (7)(16)(21)	2.58 (7)(22)	35
F	10.00	0.18	0.03	0.21	(0.16)	—	—	(0.16)	10.05	2.06 (6)	2,544	1.26 (7)(20)	0.89 (7)(16)(21)	2.61 (7)(22)	35
SDR	10.00	0.17	0.04	0.21	(0.16)	—	—	(0.16)	10.05	2.19 (6)	80,616	1.24 (7)(20)	0.86 (7)(16)(21)	2.55 (7)(22)	35
Hartford Schroders Tax-Aware Bond Fund
For the Year Ended October 31, 2021
A	$ 11.42	$ 0.12	$ —(5)	$ 0.12	$ (0.12)	$ (0.15)	$ —	$ (0.27)	$ 11.27	1.08%	$ 63,475	0.82%	0.71%	1.09%	109%
C	11.44	0.03	(0.02)	0.01	(0.02)	(0.15)	—	(0.17)	11.28	0.11	7,768	1.64	1.58	0.22	109
I	11.43	0.15	(0.01)	0.14	(0.14)	(0.15)	—	(0.29)	11.28	1.30	279,048	0.59	0.49	1.31	109
Y	11.44	0.14	(0.01)	0.13	(0.14)	(0.15)	—	(0.29)	11.28	1.14	286	0.62	0.56	1.24	109
F	11.44	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.28	1.24	40,994	0.51	0.46	1.34	109
SDR	11.43	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.27	1.24	64,292	0.51	0.46	1.34	109
For the Year Ended October 31, 2020
A	$ 11.34	$ 0.16	$ 0.32	$ 0.48	$ (0.17)	$ (0.23)	$ —	$ (0.40)	$ 11.42	4.31%	$ 56,486	0.82%	0.71%	1.39%	186%
C	11.34	0.06	0.33	0.39	(0.06)	(0.23)	—	(0.29)	11.44	3.53	8,731	1.61	1.55	0.56	186
I	11.34	0.18	0.34	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.64	283,060	0.60	0.49	1.61	186
Y	11.35	0.18	0.33	0.51	(0.19)	(0.23)	—	(0.42)	11.44	4.56	213	0.63	0.56	1.56	186
F	11.35	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.44	4.67	33,074	0.52	0.46	1.64	186
SDR	11.34	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.68	61,878	0.52	0.46	1.66	186
The accompanying notes are an integral part of these financial statements.
106

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Tax-Aware Bond Fund – (continued)
For the Year Ended October 31, 2019
A	$ 10.66	$ 0.23	$ 0.80	$ 1.03	$ (0.23)	$ (0.12)	$ —	$ (0.35)	$ 11.34	9.79%	$ 36,158	0.83%	0.71%	2.08%	161%
C	10.65	0.14	0.80	0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91	7,894	1.61	1.54	1.26	161
I	10.67	0.26	0.79	1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95	209,719	0.61	0.48	2.31	161
Y	10.67	0.26	0.79	1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98	204	0.60	0.53	2.31	161
F	10.67	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06	20,569	0.53	0.46	2.33	161
SDR	10.66	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08	60,005	0.53	0.46	2.38	161
For the Year Ended October 31, 2018
A	$ 11.08	$ 0.23	$ (0.42)	$ (0.19)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 10.66	(1.77)%	$ 25,186	0.86%	0.71%	2.07%	161%
C	11.07	0.14	(0.43)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.65	(2.64)	4,819	1.62	1.53	1.24	161
I	11.10	0.25	(0.42)	(0.17)	(0.25)	(0.01)	—	(0.26)	10.67	(1.59)	120,282	0.62	0.46	2.31	161
Y	11.10	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.63)	214	0.57	0.48	2.30	161
F	11.10	0.26	(0.44)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.60)	8,689	0.55	0.46	2.36	161
SDR	11.09	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.66	(1.60)	59,590	0.55	0.46	2.30	161
For the Year Ended October 31, 2017
A	$ 11.19	$ 0.20	$ (0.07)	$ 0.13	$ (0.20)	$ (0.04)	$ —	$ (0.24)	$ 11.08	1.20%	$ 22,948	0.86%	0.71%	1.83%	72%
C	11.20	0.11	(0.07)	0.04	(0.13)	(0.04)	—	(0.17)	11.07	0.40	4,712	1.58	1.50	0.96	72
I	11.21	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.10	1.45	147,851	0.58	0.46	2.10	72
Y	11.20	0.23	(0.07)	0.16	(0.22)	(0.04)	—	(0.26)	11.10	1.53	10	0.54	0.46	2.08	72
F	10.93	0.14	0.17	0.31	(0.14)	—	—	(0.14)	11.10	2.85 (6)	2,377	0.53 (7)	0.46 (7)	1.96 (7)	72
SDR	11.20	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.09	1.46	70,615	0.54	0.46	2.12	72
Hartford Schroders US MidCap Opportunities Fund
For the Year Ended October 31, 2021
A	$ 14.57	$ (0.02)	$ 6.09	$ 6.07	$ (0.01)	$ —	$ —	$ (0.01)	$ 20.63	41.71%	$ 106,982	1.16%	1.16%	(0.10)%	47%
C	14.67	(0.16)	6.13	5.97	—	—	—	—	20.64	40.70	54,795	1.90	1.90	(0.84)	47
I	15.19	0.03	6.36	6.39	(0.06)	—	—	(0.06)	21.52	42.13	457,621	0.89	0.89	0.17	47
R3	14.92	(0.09)	6.24	6.15	—	—	—	—	21.07	41.22	2,157	1.52	1.52	(0.46)	47
R4	15.08	(0.02)	6.31	6.29	—	—	—	—	21.37	41.71	856	1.22	1.17	(0.11)	47
R5	15.16	0.03	6.33	6.36	(0.05)	—	—	(0.05)	21.47	42.03	874	0.92	0.92	0.17	47
Y	15.18	0.03	6.34	6.37	(0.05)	—	—	(0.05)	21.50	42.05	82,958	0.91	0.91	0.15	47
F	15.20	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.53	42.23	83,647	0.80	0.80	0.26	47
SDR	15.23	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.56	42.14	51,180	0.80	0.80	0.26	47
For the Year Ended October 31, 2020
A	$ 15.01	$ 0.01	$ (0.35)	$ (0.34)	$ 0.00(5)	$ (0.10)	$ —	$ (0.10)	$ 14.57	(2.25)%	$ 71,370	1.18%	1.18%	0.06%	53%
C	15.21	(0.10)	(0.34)	(0.44)	—	(0.10)	—	(0.10)	14.67	(2.90)	43,785	1.92	1.92	(0.67)	53
I	15.63	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.19	(1.92)	352,667	0.90	0.90	0.35	53
R3	15.41	(0.04)	(0.35)	(0.39)	—	(0.10)	—	(0.10)	14.92	(2.54)	975	1.53	1.53	(0.28)	53
R4	15.53	0.00 (5)	(0.35)	(0.35)	—	(0.10)	—	(0.10)	15.08	(2.26)	567	1.23	1.23	0.01	53
R5	15.60	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.16	(1.96)	1,229	0.93	0.93	0.31	53
Y	15.63	0.05	(0.35)	(0.30)	(0.05)	(0.10)	—	(0.15)	15.18	(1.93)	77,493	0.91	0.90	0.34	53
F	15.64	0.06	(0.34)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.20	(1.82)	55,554	0.81	0.81	0.42	53
SDR	15.67	0.07	(0.35)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.23	(1.81)	37,895	0.81	0.81	0.45	53
The accompanying notes are an integral part of these financial statements.
107

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US MidCap Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.68	$ 0.02	$ 1.58	$ 1.60	$ —	$ (0.27)	$ —	$ (0.27)	$ 15.01	12.12%	$ 87,831	1.27%	1.27%	0.14%	39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29	60,195	2.02	2.02	(0.61)	39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41	496,725	1.00	1.00	0.42	39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69	1,423	1.62	1.62	(0.25)	39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09	627	1.32	1.32	0.09	39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32	1,476	1.02	1.02	0.39	39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50	116,557	0.97	0.95	0.44	39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52	54,955	0.91	0.91	0.48	39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49	82,604	0.91	0.91	0.48	39
For the Year Ended October 31, 2018
A	$ 13.97	$ 0.01	$ (0.10)	$ (0.09)	$ —	$ (0.20)	$ —	$ (0.20)	$ 13.68	(0.66)%	$ 96,491	1.26%	1.25%	0.05%	37%
C	14.37	(0.11)	(0.09)	(0.20)	—	(0.20)	—	(0.20)	13.97	(1.49)	67,037	2.02	2.01	(0.72)	37
I	14.52	0.05	(0.11)	(0.06)	(0.02)	(0.20)	—	(0.22)	14.24	(0.44)	648,971	0.99	0.98	0.31	37
R3	14.43	(0.05)	(0.09)	(0.14)	—	(0.20)	—	(0.20)	14.09	(1.06)	950	1.63	1.60	(0.31)	37
R4	14.48	—	(0.10)	(0.10)	(0.01)	(0.20)	—	(0.21)	14.17	(0.74)	775	1.33	1.30	(0.03)	37
R5	14.51	0.04	(0.09)	(0.05)	(0.02)	(0.20)	—	(0.22)	14.24	(0.42)	1,864	1.03	1.00	0.26	37
Y	14.53	0.04	(0.10)	(0.06)	(0.03)	(0.20)	—	(0.23)	14.24	(0.46)	108,680	0.96	0.94	0.25	37
F	14.53	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.25	(0.37)	45,449	0.91	0.90	0.38	37
SDR	14.56	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.28	(0.37)	57,898	0.91	0.90	0.38	37
For the Year Ended October 31, 2017
A	$ 11.98	$ (0.02)	$ 2.22	$ 2.20	$ (0.02)	$ (0.19)	$ —	$ (0.21)	$ 13.97	18.57%	$ 116,594	1.28%	1.27%	(0.12)%	54%
C	12.41	(0.13)	2.31	2.18	(0.03)	(0.19)	—	(0.22)	14.37	17.75	48,121	2.04	2.02	(0.94)	54
I	12.42	0.02	2.30	2.32	(0.03)	(0.19)	—	(0.22)	14.52	18.91	620,850	1.02	1.01	0.15	54
R3	12.41	(0.07)	2.30	2.23	(0.02)	(0.19)	—	(0.21)	14.43	18.28	425	1.64	1.60	(0.49)	54
R4	12.42	(0.04)	2.31	2.27	(0.02)	(0.19)	—	(0.21)	14.48	18.52	274	1.39	1.30	(0.28)	54
R5	12.42	0.02	2.29	2.31	(0.03)	(0.19)	—	(0.22)	14.51	18.82	56	1.14	1.00	0.18	54
Y	12.42	0.02	2.31	2.33	(0.03)	(0.19)	—	(0.22)	14.53	19.00	11,479	0.96	0.94	0.16	54
F (10)	13.63	0.01	0.89	0.90	—	—	—	—	14.53	6.60 (6)	8,436	0.91 (7)	0.90 (7)	0.14 (7)	54
SDR	12.44	0.03	2.31	2.34	(0.03)	(0.19)	—	(0.22)	14.56	19.06	21,490	0.91	0.90	0.24	54
Hartford Schroders US Small Cap Opportunities Fund
For the Year Ended October 31, 2021
A	$ 23.20	$ (0.11)	$ 10.39	$ 10.28	$ —	$ —	$ —	$ —	$ 33.48	44.31%	$ 38,561	1.38%	1.35%	(0.34)%	56%
C	23.54	(0.34)	10.53	10.19	—	—	—	—	33.73	43.29	8,574	2.12	2.10	(1.09)	56
I	24.45	(0.02)	10.97	10.95	(0.02)	—	—	(0.02)	35.38	44.78	219,197	1.08	1.07	(0.06)	56
R3	24.11	(0.21)	10.81	10.60	—	—	—	—	34.71	43.97	1,379	1.70	1.63	(0.64)	56
R4	24.35	(0.11)	10.90	10.79	—	—	—	—	35.14	44.31	739	1.40	1.35	(0.34)	56
R5	24.44	(0.02)	10.95	10.93	(0.03)	—	—	(0.03)	35.34	44.75	687	1.10	1.05	(0.06)	56
Y	24.46	(0.01)	10.95	10.94	(0.03)	—	—	(0.03)	35.37	44.75	38,267	1.09	1.05	(0.05)	56
F	24.49	0.02	10.97	10.99	(0.06)	—	—	(0.06)	35.42	44.92	17,664	0.99	0.95	0.06	56
SDR	24.52	0.02	10.98	11.00	(0.06)	—	—	(0.06)	35.46	44.91	34,111	0.99	0.95	0.06	56
The accompanying notes are an integral part of these financial statements.
108

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund – (continued)
For the Year Ended October 31, 2020
A	$ 25.69	$ 0.01	$ (1.19)	$ (1.18)	$ (0.02)	$ (1.29)	$ —	$ (1.31)	$ 23.20	(5.02)%	$ 23,897	1.42%	1.35%	0.06%	47%
C	26.23	(0.16)	(1.24)	(1.40)	—	(1.29)	—	(1.29)	23.54	(5.77)	6,957	2.17	2.10	(0.67)	47
I	27.00	0.09	(1.27)	(1.18)	(0.08)	(1.29)	—	(1.37)	24.45	(4.78)	144,885	1.11	1.05	0.38	47
R3	26.71	(0.07)	(1.24)	(1.31)	—	(1.29)	—	(1.29)	24.11	(5.31)	242	1.73	1.64	(0.30)	47
R4	26.93	0.02	(1.27)	(1.25)	(0.04)	(1.29)	—	(1.33)	24.35	(5.04)	194	1.43	1.35	0.08	47
R5	26.98	0.06	(1.23)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.44	(4.78)	293	1.13	1.05	0.25	47
Y	27.00	0.09	(1.26)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.46	(4.74)	23,531	1.12	1.05	0.39	47
F	27.03	0.10	(1.25)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.49	(4.68)	10,407	1.01	0.95	0.41	47
SDR	27.06	0.08	(1.23)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.52	(4.66)	23,538	1.01	0.95	0.36	47
For the Year Ended October 31, 2019
A	$ 25.55	$ 0.02	$ 2.38	$ 2.40	$ (0.01)	$ (2.25)	$ —	$ (2.26)	$ 25.69	11.21%	$ 20,928	1.43%	1.35%	0.07%	45%
C	26.20	0.16	2.44	2.28	—	(2.2500)	—	(2.25)	26.23	10.43	7,096	2.18	2.10	(0.65)	45
I	26.71	0.10	2.50	2.60	0.06	(2.25)	—	(2.31)	27.00	11.59	140,024	1.11	1.04	0.40	45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90	111	1.74	1.63	(0.21)	45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33	259	1.44	1.31	(0.01)	45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56	78	1.12	1.05	0.31	45
Y	26.73	0.11	2.50	2.61	(0.09)	2.25	—	(2.34)	27.00	11.62	25,883	1.08	1.01	0.43	45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69	4,483	1.02	0.95	0.47	45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67	11,328	1.02	0.95	0.50	45
For the Year Ended October 31, 2018
A	$ 27.97	$ (0.02)	$ (0.04)	$ (0.06)	$ —	$ (2.36)	$ —	$ (2.36)	$ 25.55	(0.34)%	$ 13,976	1.43%	1.34%	(0.08)%	42%
C	28.82	(0.23)	(0.03)	(0.26)	—	(2.36)	—	(2.36)	26.20	(1.08)	6,892	2.18	2.09	(0.84)	42
I	29.14	0.07	(0.05)	0.02	(0.09)	(2.36)	—	(2.45)	26.71	(0.05)	109,710	1.12	1.04	0.25	42
R3	29.06	(0.08)	(0.05)	(0.13)	(0.04)	(2.36)	—	(2.40)	26.53	(0.58)	66	1.75	1.58	(0.30)	42
R4	29.08	0.04	(0.04)	—	(0.04)	(2.36)	—	(2.40)	26.68	(0.11)	11	1.45	1.13	0.12	42
R5	29.11	0.07	(0.05)	0.02	(0.07)	(2.36)	—	(2.43)	26.70	(0.02)	19	1.15	1.05	0.23	42
Y	29.14	0.09	(0.05)	0.04	(0.09)	(2.36)	—	(2.45)	26.73	(0.03)	23,507	1.03	0.95	0.33	42
F	29.15	0.08	(0.04)	0.04	(0.09)	(2.36)	—	(2.45)	26.74	0.04	2,841	1.03	0.95	0.30	42
SDR	29.19	0.13	(0.08)	0.05	(0.10)	(2.36)	—	(2.46)	26.78	0.07	10,952	1.03	0.95	0.44	42
For the Year Ended October 31, 2017
A	$ 23.78	$ (0.07)	$ 5.71	$ 5.64	$ (0.07)	$ (1.38)	$ —	$ (1.45)	$ 27.97	24.43%	$ 17,379	1.41%	1.35%	(0.25)%	69%
C	24.66	(0.27)	5.90	5.63	(0.09)	(1.38)	—	(1.47)	28.82	23.50	4,426	2.14	2.08	(1.00)	69
I	24.67	0.05	5.90	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.85	124,651	1.05	1.00	(0.20)	69
R3	24.67	(0.07)	5.91	5.84	(0.07)	(1.38)	—	(1.45)	29.06	24.36	54	1.76	1.38	(0.27)	69
R4	24.67	(0.01)	5.88	5.87	(0.08)	(1.38)	—	(1.46)	29.08	24.51	11	1.46	1.22	(0.03)	69
R5	24.67	0.04	5.88	5.92	(0.10)	(1.38)	—	(1.48)	29.11	24.72	20	1.25	1.05	0.13	69
Y	24.67	(0.05)	6.00	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.86	26,227	1.04	0.95	(0.17)	69
F	26.78	0.02	2.35	2.37	—	—	—	—	29.15	8.85 (6)	1,256	1.00 (7)	0.96 (7)	0.10 (7)	69
SDR	24.71	0.05	5.91	5.96	(0.10)	(1.38)	—	(1.48)	29.19	24.86	32,525	1.00	0.95	0.17	69

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on March 31, 2020.
(5)	Amount is less than $0.01 per share.
(6)	Not annualized.
(7)	Annualized.
The accompanying notes are an integral part of these financial statements.
109

Hartford Schroders Funds
Financial Highlights – (continued)

(8)	Commenced operations on September 30, 2021.
(9)	Reflects the Fund's portfolio turnover for the period September 30, 2021 through October 31, 2021.
(10)	Commenced operations on February 28, 2017.
(11)	The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 1.12%, 1.93%, 0.89%, 0.85%, 0.84% and 0.84% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(12)	The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 0.92%, 1.92%, 0.83%, 0.78%, 0.70% and 0.70% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(13)	The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2021 was 1.80%, 0.80%, 1.87%, 1.92%, 2.02% and 1.98% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(14)	The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 1.18%, 2.16%, 0.97%, 0.92%, 0.92% and 0.92% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(15)	The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 0.74%, 1.93%, 0.76%, 0.71%, 0.70% and 0.70% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(16)	Includes the impact of certain non-contractual waivers. Please see the fee table in the Fund’s prospectus for the Fund’s estimated total annual fund operating expenses (before and after contractual waivers and/or reimbursements).
(17)	The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2020 was 2.48%, 0.91%, 2.30%, 2.56%, 2.61% and 2.69% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(18)	Commenced operations on February 28, 2020.
(19)	Commenced operations on February 28, 2019.
(20)	The ratio of expenses before adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 1.39%, 1.14%, 1.09%, 1.07% and 1.07% for Class A, Class I, Class Y, Class F and Class SDR, respectively.
(21)	The ratio of expenses after adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 0.79%, 0.76%, 0.70%, 0.68% and 0.70% for Class A, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.
(22)	The ratio of net investment income to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 2.68%, 2.71%, 2.77%, 2.81% and 2.71% for Class A, Class I, Class Y, Class F and Class SDR, respectively.
The accompanying notes are an integral part of these financial statements.
110

Hartford Schroders Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of thirteen series, as of October 31, 2021. Financial statements of each series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:
Hartford Schroders China A Fund (the "China A Fund")
Hartford Schroders Diversified Emerging Markets Fund (the "Diversified Emerging Markets Fund")
Hartford Schroders Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the "Emerging Markets Multi-Sector Bond Fund")
Hartford Schroders International Multi-Cap Value Fund (the "International Multi-Cap Value Fund")
Hartford Schroders International Stock Fund (the "International Stock Fund")
Hartford Schroders Securitized Income Fund (the "Securitized Income Fund")
Hartford Schroders Tax-Aware Bond Fund (the "Tax-Aware Bond Fund")
Hartford Schroders US MidCap Opportunities Fund (the "US MidCap Opportunities Fund")
Hartford Schroders US Small Cap Opportunities Fund (the "US Small Cap Opportunities Fund")
The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except China A Fund and Emerging Markets Multi-Sector Bond Fund, is a diversified open-end management investment company. China A Fund and Emerging Markets Multi-Sector Bond Fund are each a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, “Financial Services – Investment Companies”.
Diversified Emerging Markets Fund commenced operations on September 30, 2021. Each Fund, except Diversified Emerging Markets Fund, has registered for sale Class A, Class C, Class I, Class Y, Class F and Class SDR shares. In addition, each Fund, except China A Fund, Diversified Emerging Markets Fund, Securitized Income Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Diversified Emerging Markets Fund has registered for sale Class SDR shares. Class A shares of each Fund, except Emerging Markets Multi-Sector Bond Fund, Securitized Income Fund and Tax-Aware Bond Fund, are sold with a front-end sales charge of up to 5.50%. Class A shares of Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund are sold with a front-end sales charge of up to 4.50%. Class A shares of Securitized Income Fund are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge. Effective as of the close of business on April 15, 2021, the Emerging Markets Equity Fund is closed to new investors, subject to certain exceptions. For more information, please see the Emerging Markets Equity Fund’s prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on
111

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments
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that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
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f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, International Stock Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Securitized Income Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
h)	Cash Flow Information – The Securitized Income Fund has included a Statement of Cash Flows, which provides additional information on cash receipts and cash payments, as a result of its significant investments in reverse repurchase agreements throughout the year. Cash may include domestic and foreign currency as well as restricted cash held at brokers.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2021.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2021.
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c)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2021.
d)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2021.
e)	Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
During the year ended October 31, 2021, Securitized Income Fund had used Reverse Repurchase Agreements. For the year ended October 31, 2021, the average amount of borrowings was $18,937,484 and the annualized weighted average interest rate was 0.79% during the year.
f)	Special Purpose Acquisition Companies – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. A Fund may enter into a contingent commitment with a SPAC to purchase shares of private investments in public equity investments (“PIPE”) if and when the SPAC completes its merger or acquisition; however if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The US Small Cap Opportunities Fund had contingent commitments outstanding of approximately $2,187,780 to purchase PIPE shares as of October 31, 2021.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
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a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2021, each of Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund and Securitized Income Fund had used Foreign Currency Contracts.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, Securitized Income Fund and Tax-Aware Bond Fund had used Futures Contracts.
c)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with
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 October 31, 2021

a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2021, the Emerging Markets Multi-Sector Bond Fund had used Credit Default Swaps.
d)	Additional Derivative Instrument Information:
China A Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (92,970)	$ —	$ (92,970)
Total	$ —	$ —	$ —	$ (92,970)	$ —	$ (92,970)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	111
Futures Contracts Number of Short Contracts	(111)
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 October 31, 2021

Diversified Emerging Markets Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 2,582	$ —	$ —	$ —	$ 2,582
Total	$ —	$ 2,582	$ —	$ —	$ —	$ 2,582
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 9,512	$ —	$ 9,512
Unrealized depreciation on foreign currency contracts	—	482	—	—	—	482
Total	$ —	$ 482	$ —	$ 9,512	$ —	$ 9,994

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 25,311	$ —	$ 25,311
Net realized gain (loss) on foreign currency contracts	—	(2,035)	—	—	—	(2,035)
Total	$ —	$ (2,035)	$ —	$ 25,311	$ —	$ 23,276
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (9,512)	$ —	$ (9,512)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	2,100	—	—	—	2,100
Total	$ —	$ 2,100	$ —	$ (9,512)	$ —	$ (7,412)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	4
Foreign Currency Contracts Purchased at Contract Amount	$ 2,463
Foreign Currency Contracts Sold at Contract Amount	$ 8,427
Emerging Markets Equity Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (61,403)	$ —	$ (61,403)
Net realized gain (loss) on foreign currency contracts	—	71	—	—	—	71
Total	$ —	$ 71	$ —	$ (61,403)	$ —	$ (61,332)
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 October 31, 2021

Emerging Markets Multi-Sector Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 42,634	$ —	$ —	$ —	$ 42,634
Unrealized appreciation on swap contracts(1)	—	—	2,268	—	—	2,268
Total	$ —	$ 42,634	$ 2,268	$ —	$ —	$ 44,902
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 39,337	$ —	$ —	$ —	$ 39,337
Unrealized depreciation on swap contracts(1)	—	—	101	—	—	101
Total	$ —	$ 39,337	$ 101	$ —	$ —	$ 39,438

(1)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on futures contracts	$ 94,561	$ —	$ —	$ —	$ —	$ 94,561
Net realized gain (loss) on swap contracts	—	—	(36,335)	—	—	(36,335)
Net realized gain (loss) on foreign currency contracts	—	252,140	—	—	—	252,140
Total	$ 94,561	$ 252,140	$ (36,335)	$ —	$ —	$ 310,366
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$ —	$ —	$ 63,234	$ —	$ —	$ 63,234
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(82,230)	—	—	—	(82,230)
Total	$ —	$ (82,230)	$ 63,234	$ —	$ —	$ (18,996)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(2)
Swap Contracts at Notional Amount	1,303,333
Foreign Currency Contracts Purchased at Contract Amount	$ 5,092,260
Foreign Currency Contracts Sold at Contract Amount	$ 2,170,255
International Multi-Cap Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 11,758	$ —	$ 11,758
Unrealized appreciation on foreign currency contracts	—	1,721,034	—	—	—	1,721,034
Total	$ —	$ 1,721,034	$ —	$ 11,758	$ —	$ 1,732,792

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

119

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

International Multi-Cap Value Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 4,080,366	$ —	$ 4,080,366
Net realized gain (loss) on foreign currency contracts	—	(9,922,050)	—	—	—	(9,922,050)
Total	$ —	$ (9,922,050)	$ —	$ 4,080,366	$ —	$ (5,841,684)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 11,758	$ —	$ 11,758
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	2,523,788	—	—	—	2,523,788
Total	$ —	$ 2,523,788	$ —	$ 11,758	$ —	$ 2,535,546
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	268
Foreign Currency Contracts Purchased at Contract Amount	$ 12,270,354
Foreign Currency Contracts Sold at Contract Amount	$ 106,503,972
Securitized Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 93,996	$ —	$ —	$ —	$ 93,996
Total	$ —	$ 93,996	$ —	$ —	$ —	$ 93,996
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 224,360	$ —	$ —	$ —	$ —	$ 224,360
Unrealized depreciation on foreign currency contracts	—	15	—	—	—	15
Total	$ 224,360	$ 15	$ —	$ —	$ —	$ 224,375

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

120

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Securitized Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (224,526)	$ —	$ —	$ —	$ —	$ (224,526)
Net realized gain (loss) on foreign currency contracts	—	66,287	—	—	—	66,287
Total	$ (224,526)	$ 66,287	$ —	$ —	$ —	$ (158,239)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (224,360)	$ —	$ —	$ —	$ —	$ (224,360)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	98,796	—	—	—	98,796
Total	$ (224,360)	$ 98,796	$ —	$ —	$ —	$ (125,564)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	36
Foreign Currency Contracts Purchased at Contract Amount	$ 928,439
Foreign Currency Contracts Sold at Contract Amount	$ 17,679,721
Tax-Aware Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 403,918	$ —	$ —	$ —	$ —	$ 403,918
Total	$ 403,918	$ —	$ —	$ —	$ —	$ 403,918

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 3,358,564	$ —	$ —	$ —	$ —	$ 3,358,564
Total	$ 3,358,564	$ —	$ —	$ —	$ —	$ 3,358,564
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (116,417)	$ —	$ —	$ —	$ —	$ (116,417)
Total	$ (116,417)	$ —	$ —	$ —	$ —	$ (116,417)
121

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Tax-Aware Bond Fund – (continued)

For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(582)
e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Diversified Emerging Markets Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,582	$ (482)
Futures contracts	—	(9,512)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,582	(9,994)
Derivatives not subject to a MNA	—	9,512
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,582	$ (482)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
JP Morgan Chase & Co.	$ 2,582	$ —	$ —	$ —	$ 2,582
Total	$ 2,582	$ —	$ —	$ —	$ 2,582

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Morgan Stanley	$ (482)	$ —	$ —	$ —	$ (482)
Total	$ (482)	$ —	$ —	$ —	$ (482)

Emerging Markets Multi-Sector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 42,634	$ (39,337)
Swap contracts	2,268	(101)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	44,902	(39,438)
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 44,902	$ (39,438)

122

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Bank of America Securities LLC	$ 6,656	$ (5,362)	$ —	$ —	$ 1,294
JP Morgan Chase & Co.	3,116	(3,116)	—	—	—
Morgan Stanley	2,268	(2,245)	—	—	23
UBS AG	32,862	(5,079)	—	—	27,783
Total	$ 44,902	$ (15,802)	$ —	$ —	$ 29,100

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (5,362)	$ 5,362	$ —	$ —	$ —
Citibank NA	(17,747)	—	—	—	(17,747)
JP Morgan Chase & Co.	(9,005)	3,116	—	—	(5,889)
Morgan Stanley	(2,245)	2,245	—	—	—
UBS AG	(5,079)	5,079	—	—	—
Total	$ (39,438)	$ 15,802	$ —	$ —	$ (23,636)

International Multi-Cap Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 1,721,034	$ —
Futures contracts	11,758	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,732,792	—
Derivatives not subject to a MNA	(11,758)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,721,034	$ —

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Bank of America Securities LLC	$ 665,682	$ —	$ —	$ —	$ 665,682
JP Morgan Chase & Co.	873,255	—	—	—	873,255
Morgan Stanley	182,097	—	—	—	182,097
Total	$ 1,721,034	$ —	$ —	$ —	$ 1,721,034

Securitized Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 93,996	$ (15)
Futures contracts	—	(224,360)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	93,996	(224,375)
Derivatives not subject to a MNA	—	224,360
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 93,996	$ (15)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
BNP Paribas Securities Services	$ 69,623	$ —	$ —	$ —	$ 69,623
JP Morgan Chase & Co.	24,373	—	—	—	24,373
Total	$ 93,996	$ —	$ —	$ —	$ 93,996

123

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
UBS AG	$ (15)	$ —	$ —	$ —	$ (15)
Total	$ (15)	$ —	$ —	$ —	$ (15)

Tax-Aware Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 403,918	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	403,918	—
Derivatives not subject to a MNA	(403,918)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
124

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
As a result of the China A Fund’s focus in China A shares, the China A Fund may be subject to increased currency, political, economic, social, environmental, regulatory and other risks not typically associated with investing in a larger number of countries or regions. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. Nevertheless, China remains an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The China A Fund may invest in China A shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the China A Fund’s ability to trade in China A shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the China A Fund. The China A Fund’s investments in China A shares are generally subject to the laws of the People’s Republic of China (“PRC”), including local securities regulations and listing rules. As a result of different legal standards, the China A Fund faces the risk of being unable to enforce its rights with respect to its China A shares holdings. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the China A Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict the China A Fund’s ability to invest in China A shares through Stock Connect on a timely basis and could affect the China A Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject the China A Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. If the China A Fund invests through the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor systems, it may be subject to additional risks, such as failure to achieve best execution, trading disruption, custody risk and credit loss. In difficult market conditions, the China A Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the China A Fund’s liquidity.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The use of certain LIBORs are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs,
125

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years or periods ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021			For the Year Ended October 31, 2020
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Return of Capital
China A Fund	$ —	$ 816,257	$ —	$ —	$ —	$ —	$ —
Diversified Emerging Markets Fund(2)	—	—	—	—	—	—	—
Emerging Markets Equity Fund	—	43,420,348	—	—	85,774,060	—	—
Emerging Markets Multi-Sector Bond Fund	—	2,079,050	—	—	2,799,007	—	819,588
International Multi-Cap Value Fund	—	60,028,324	—	—	56,756,679	—	—
International Stock Fund	—	4,707,759	—	—	5,533,113	—	—
Securitized Income Fund	—	1,891,648	—	—	1,774,094	33,289	—
Tax-Aware Bond Fund	3,851,447	5,221,719	2,554,942	4,164,856	6,023,461	3,237,898	—
US MidCap Opportunities Fund	—	2,085,028	—	—	2,157,050	6,148,756	—
US Small Cap Opportunities Fund	—	201,162	—	—	1,091,183	9,867,740	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
(2)	Commenced operations on September 30, 2021.
As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
China A Fund	$ —	$ 758,739	$ 350,173	$ —	$ —	$ 66,641	$ 1,175,553
Diversified Emerging Markets Fund	—	19,554	9,481	—	(2,228)	77,916	104,723
Emerging Markets Equity Fund	—	76,635,709	—	(280,433,397)	—	1,610,060,709	1,406,263,021
Emerging Markets Multi-Sector Bond Fund	—	162,267	—	(12,328,122)	—	(508,339)	(12,674,194)
International Multi-Cap Value Fund	—	20,420,993	—	(46,178,684)	—	195,590,236	169,832,545
International Stock Fund	—	29,011,550	26,951,731	—	—	538,186,473	594,149,754
Securitized Income Fund	—	243,246	—	(1,167,248)	—	139,105	(784,897)
Tax-Aware Bond Fund	213,581	1,613,818	4,018,602	—	(5,785)	8,537,267	14,377,483
US MidCap Opportunities Fund	—	21,914,418	89,680,048	—	—	265,086,122	376,680,588
US Small Cap Opportunities Fund	—	—	37,200,873	—	—	88,964,498	126,165,371

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
US MidCap Opportunities Fund	$ 9,891,985	$ (9,891,985)
US Small Cap Opportunities Fund	1,632,959	(1,632,959)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
126

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

At October 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$ 280,433,397	$ —
Emerging Markets Multi-Sector Bond Fund*	8,800,443	3,527,679
International Multi-Cap Value Fund	—	46,178,684
Securitized Income Fund	320,533	846,715

*	Future utilization of losses are subject to limitation under current tax laws.
The China A Fund, Diversified Emerging Markets Fund, International Stock Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2021.
During the year ended October 31, 2021, Emerging Markets Equity Fund utilized $144,684,449, Emerging Markets Multi-Sector Bond Fund utilized $611,243, International Multi-Cap Value Fund utilized $198,262,120, International Stock Fund utilized $3,350,999, Securitized Income Fund utilized $10,787, US MidCap Opportunties Fund utilized $530,467 and US Small Cap Opportunities Fund utilized $8,211,677 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals and adjustments related to PFICs. The net unrealized appreciation/depreciation on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, and market to market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China A Fund	$ 77,430,060	$ 4,701,401	$ (4,634,876)	$ 66,525
Diversified Emerging Markets Fund	9,929,950	288,822	(210,928)	77,894
Emerging Markets Equity Fund	5,137,266,468	1,825,079,592	(199,580,781)	1,625,498,811
Emerging Markets Multi-Sector Bond Fund	45,575,627	637,018	(1,135,988)	(498,970)
International Multi-Cap Value Fund	2,381,009,990	331,255,877	(135,604,481)	195,651,396
International Stock Fund	3,095,417,044	597,359,383	(58,011,557)	539,347,826
Securitized Income Fund	126,955,449	1,105,081	(940,816)	164,265
Tax-Aware Bond Fund	445,571,511	10,098,924	(1,561,657)	8,537,267
US MidCap Opportunities Fund	576,762,467	269,917,687	(4,831,565)	265,086,122
US Small Cap Opportunities Fund	275,208,546	95,497,545	(6,910,877)	88,586,668
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets for each Fund, and, with respect to each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, and Tax-Aware Bond Fund, SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for each of
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 Notes to Financial Statements – (continued)
 October 31, 2021

these Funds. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
China A Fund	0.9000% on first $1 billion and;
0.8900% over $1 billion
Diversified Emerging Markets Fund	0.8400% on first $1 billion and;
0.7800% over $1 billion
Emerging Markets Equity Fund	1.0500% on first $1 billion and;
1.0000% on next $4 billion and;
0.9900% on next $5 billion and;
0.9850% over $10 billion
Emerging Markets Multi-Sector Bond Fund	0.7000% on first $1 billion and;
0.6500% on next $4 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion
International Multi-Cap Value Fund	0.7200% on first $1 billion and;
0.6800% on next $4 billion and;
0.6750% on next $5 billion and;
0.6700% over $10 billion
International Stock Fund	0.6700% on first $1 billion and;
0.6500% on next $4 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
Securitized Income Fund	0.6500% on first $1 billion and;
0.6000% over $1 billion
Tax-Aware Bond Fund	0.4500% on first $1 billion and;
0.4300% on next $4 billion and;
0.4250% on next $5 billion and;
0.4200% over $10 billion
US MidCap Opportunities Fund	0.7500% on first $1 billion and;
0.7000% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
US Small Cap Opportunities Fund	0.9000% on first $1 billion and;
0.8900% on next $4 billion and;
0.8800% on next $5 billion and;
0.8700% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and
128

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 Notes to Financial Statements – (continued)
 October 31, 2021

expenses, and extraordinary expenses) through February 28, 2022 for each Fund except for Diversified Emerging Markets Fund (September 30, 2022 for Diversified Emerging Markets Fund) (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	1.45%	2.25%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Diversified Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.89%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
Securitized Income Fund	1.10%	1.95%	0.85%	N/A	N/A	N/A	0.80%	0.70%	0.70%
Tax-Aware Bond Fund	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%
From November 1, 2020 to February 28, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) as follows for the International Stock Fund:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
International Stock Fund	1.15%	1.95%	0.85%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	1.42%	2.19%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Diversified Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.89%
Emerging Markets Equity Fund	1.44%	2.13%	1.23%	1.68%	1.47%	1.17%	1.16%	1.05%	1.05%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.88%	1.41%	1.11%	0.85%	0.83%	0.75%	0.75%
International Multi-Cap Value Fund	1.11%	1.85%	0.85%	1.40%	1.16%	0.85%	0.82%	0.75%	0.75%
International Stock Fund	1.06%	1.80%	0.79%	1.41%	1.12%	0.81%	0.81%	0.70%	0.71%
Securitized Income Fund	1.06%	2.06%	0.97%	N/A	N/A	N/A	0.92%	0.84%	0.84%
Tax-Aware Bond Fund	0.71%	1.58%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US MidCap Opportunities Fund	1.16%	1.90%	0.89%	1.52%	1.18%	0.92%	0.91%	0.80%	0.80%
US Small Cap Opportunities Fund	1.35%	2.10%	1.07%	1.63%	1.35%	1.05%	1.05%	0.95%	0.95%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
China A Fund	$ 1,867	$ 29
Diversified Emerging Markets Fund	—	—
Emerging Markets Equity Fund	121,715	4,002
Emerging Markets Multi-Sector Bond Fund	1,995	—
International Multi-Cap Value Fund	237,202	792
International Stock Fund	878,525	6,131
Securitized Income Fund	4,950	2
Tax-Aware Bond Fund	128,821	16,403
US MidCap Opportunities Fund	199,339	984
US Small Cap Opportunities Fund	67,032	3,480
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing
129

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
China A Fund	$ 92
Diversified Emerging Markets Fund	0
Emerging Markets Equity Fund	11,592
Emerging Markets Multi-Sector Bond Fund	73
International Multi-Cap Value Fund	4,361
International Stock Fund	4,891
Securitized Income Fund	194
Tax-Aware Bond Fund	785
US MidCap Opportunities Fund	1,381
US Small Cap Opportunities Fund	583
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class Y	0.11%
Class F	0.004%
Class SDR	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y shares of the International Multi-Cap Value Fund as follows: 0.08%. This contractual arrangement will remain in effect until February 28, 2022, unless the Board of Directors approves its earlier termination.
From November 1, 2020 through February 28, 2021, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for Class Y shares of the International Multi-Cap Value Fund to the extent necessary to limit the transfer agency fees to 0.06%.
130

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0.15%	0.12%	0.11%	N/A	N/A	N/A	0.01%	0.00%*	0.00%*
Diversified Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%*
Emerging Markets Equity Fund	0.14%	0.09%	0.18%	0.22%	0.17%	0.12%	0.11%	0.00%*	0.00%*
Emerging Markets Multi-Sector Bond Fund	0.16%	0.25%	0.09%	0.22%	0.17%	0.12%	0.05%	0.00%*	0.00%*
International Multi-Cap Value Fund	0.11%	0.11%	0.11%	0.22%	0.17%	0.11%	0.07%	0.00%*	0.00%*
International Stock Fund	0.11%	0.10%	0.09%	0.22%	0.17%	0.11%	0.11%	0.00%*	0.00%*
Securitized Income Fund	0.03%	0.10%	0.06%	N/A	N/A	N/A	0.02%	0.00%*	0.00%*
Tax-Aware Bond Fund	0.06%	0.13%	0.08%	N/A	N/A	N/A	0.11%	0.00%*	0.00%*
US MidCap Opportunities Fund	0.11%	0.10%	0.09%	0.22%	0.17%	0.12%	0.11%	0.00%*	0.00%*
US Small Cap Opportunities Fund	0.14%	0.14%	0.09%	0.22%	0.17%	0.12%	0.11%	0.00%*	0.00%*

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. Each of the China A Fund and the Securitized Income Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
131

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Diversified Emerging Markets Fund	$ —	$ —	$ —
Emerging Markets Equity Fund	3,624,880	(3,624,880)	—
Emerging Markets Multi-Sector Bond Fund	1,430,817	(1,430,817)	—
International Multi-Cap Value Fund	17,879,508	(17,879,508) (3)	—
International Stock Fund	4,190,637	(4,190,637)	—
Tax-Aware Bond Fund	450,097	(450,097)	—
US MidCap Opportunities Fund	—	—	—
US Small Cap Opportunities Fund	3,413,684	(3,413,684)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $11,008,047.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,913,000	$ —	$ —	$ —	$ 3,913,000
Total Borrowings	$ 3,913,000	$ —	$ —	$ —	$ 3,913,000
Gross amount of recognized liabilities for securities lending transactions					$ 3,913,000
Emerging Markets Multi-Sector Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 827,978	$ —	$ —	$ —	$ 827,978
Foreign Government Obligations	652,372	—	—	—	652,372
Total Borrowings	$ 1,480,350	$ —	$ —	$ —	$ 1,480,350
Gross amount of recognized liabilities for securities lending transactions					$ 1,480,350
International Multi-Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$ 8,182,201	$ —	$ —	$ —	$ 8,182,201
Total Borrowings	$ 8,182,201	$ —	$ —	$ —	$ 8,182,201
Gross amount of recognized liabilities for securities lending transactions					$ 8,182,201
International Stock Fund
Securities Lending Transactions(1)
Common Stocks	$ 4,423,026	$ —	$ —	$ —	$ 4,423,026
Total Borrowings	$ 4,423,026	$ —	$ —	$ —	$ 4,423,026
Gross amount of recognized liabilities for securities lending transactions					$ 4,423,026
Tax-Aware Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 462,705	$ —	$ —	$ —	$ 462,705
Total Borrowings	$ 462,705	$ —	$ —	$ —	$ 462,705
Gross amount of recognized liabilities for securities lending transactions					$ 462,705
132

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 Notes to Financial Statements – (continued)
 October 31, 2021

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
US Small Cap Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,461,019	$ —	$ —	$ —	$ 3,461,019
Total Borrowings	$ 3,461,019	$ —	$ —	$ —	$ 3,461,019
Gross amount of recognized liabilities for securities lending transactions					$ 3,461,019

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	22%	86%	2%	N/A	N/A	N/A	6%	6%	0%*
Diversified Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	50%
Emerging Markets Equity Fund	—	—	—	16%	—	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	36%	100%	100%	0%*	100%	—
Securitized Income Fund	71%	2%	4%	N/A	N/A	N/A	87%	100%	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	4%	—	—

*	Percentage rounds to zero.

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0% *	0%*	0%*	N/A	N/A	N/A	0%*	5%	0%*
Diversified Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	50%
Emerging Markets Equity Fund	—	—	—	0%*	—	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	0%*	0%*	0%*	0%*	0%*	—
Securitized Income Fund	3%	0%*	3%	N/A	N/A	N/A	3%	2%	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	0%*	—	—

*	Percentage rounds to zero.
As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Emerging Markets Equity Fund	1%
International Multi-Cap Value Fund	3%

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Beneficial Fund Ownership:
As of October 31, 2021, to the knowledge of a Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of a Fund. Such shareholders may be deemed to control the Fund under the 1940 Act because it owned beneficially more than 25% of the outstanding shares of the Fund.

Fund	Shareholder	Percentage of Ownership
Diversified Emerging Markets Fund	Schroder US Holdings, Inc	50%
	Hartford Funds Management Company, LLC	50%
133

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

12.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
China A Fund	$ 80,694,675	$ 18,569,024	$ —	$ —	$ 80,694,675	$ 18,569,024
Diversified Emerging Markets Fund	9,469,824	692,227	—	—	9,469,824	692,227
Emerging Markets Equity Fund	4,138,573,842	2,151,316,122	—	—	4,138,573,842	2,151,316,122
Emerging Markets Multi-Sector Bond Fund	77,092,267	92,669,778	—	—	77,092,267	92,669,778
International Multi-Cap Value Fund	2,136,317,858	1,946,233,561	—	—	2,136,317,858	1,946,233,561
International Stock Fund	2,738,689,909	659,901,278	—	—	2,738,689,909	659,901,278
Securitized Income Fund	76,466,625	72,431,413	8,785,677	20,410,901	85,252,302	92,842,314
Tax-Aware Bond Fund	227,007,877	169,433,181	284,870,344	315,956,865	511,878,221	485,390,046
US MidCap Opportunities Fund	355,410,357	431,353,830	—	—	355,410,357	431,353,830
US Small Cap Opportunities Fund	184,736,150	170,739,906	—	—	184,736,150	170,739,906
13.	Capital Share Transactions:
The following information is for the years or periods ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
China A Fund(1)
Class A
Shares Sold	79,611	$ 1,298,148	24,506	$ 304,161
Shares Issued for Reinvested Dividends	3,414	51,074	—	—
Shares Redeemed	(58,087)	(925,156)	(1)	(10)
Net Increase (Decrease)	24,938	424,066	24,505	304,151
Class C
Shares Sold	401	$ 6,000	11,860	$ 125,436
Shares Issued for Reinvested Dividends	1,166	17,324	—	—
Shares Redeemed	(636)	(10,083)	(1)	(10)
Net Increase (Decrease)	931	13,241	11,859	125,426
Class I
Shares Sold	559,782	$ 9,060,215	30,549	$ 408,284
Shares Issued for Reinvested Dividends	1,578	23,649	—	—
Shares Redeemed	(81,523)	(1,288,921)	(18,406)	(269,695)
Net Increase (Decrease)	479,837	7,794,943	12,143	138,589
Class Y
Shares Sold	1,609,643	$ 26,810,000	10,001	$ 100,010
Shares Issued for Reinvested Dividends	1,078	16,158	—	—
Shares Redeemed	(1,431,981)	(23,642,005)	(1)	(10)
Net Increase (Decrease)	178,740	3,184,153	10,000	100,000
Class F
Shares Sold	4,287,332	$ 69,076,976	210,001	$ 2,100,010
Shares Issued for Reinvested Dividends	21,609	324,076	—	—
Shares Redeemed	(518,930)	(8,268,522)	(1)	(10)
Net Increase (Decrease)	3,790,011	61,132,530	210,000	2,100,000
Class SDR
Shares Sold	—	$ —	250,001	$ 2,500,010
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	—	—	250,000	2,500,000
Total Net Increase (Decrease)	4,474,457	$ 72,548,933	518,507	$ 5,268,166
134

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Diversified Emerging Markets Fund
Class SDR(2)
Shares Sold	1,000,001	$ 10,000,010
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	1,000,000	10,000,000
Total Net Increase (Decrease)	1,000,000	$ 10,000,000
Emerging Markets Equity Fund
Class A
Shares Sold	36,308,664	$ 733,571,336	1,951,438	$ 30,166,742
Shares Issued for Reinvested Dividends	258,333	5,148,579	70,589	1,177,420
Shares Redeemed	(35,276,754)	(754,119,916)	(2,196,877)	(34,272,320)
Net Increase (Decrease)	1,290,243	(15,400,001)	(174,850)	(2,928,158)
Class C
Shares Sold	123,952	$ 2,605,435	7,253	$ 113,752
Shares Issued for Reinvested Dividends	—	—	8,192	135,012
Shares Redeemed	(97,854)	(1,992,405)	(273,764)	(4,230,625)
Net Increase (Decrease)	26,098	613,030	(258,319)	(3,981,861)
Class I
Shares Sold	56,431,151	$ 1,193,073,411	62,234,607	$ 937,883,560
Shares Issued for Reinvested Dividends	464,881	9,279,021	874,907	14,558,445
Shares Redeemed	(25,131,200)	(525,557,724)	(95,824,442)	(1,429,672,320)
Net Increase (Decrease)	31,764,832	676,794,708	(32,714,928)	(477,230,315)
Class R3
Shares Sold	645	$ 13,351	740	$ 11,570
Shares Issued for Reinvested Dividends	17	330	84	1,392
Shares Redeemed	(792)	(14,775)	(971)	(15,292)
Net Increase (Decrease)	(130)	(1,094)	(147)	(2,330)
Class R4
Shares Sold	59,355	$ 1,241,955	278,404	$ 3,757,186
Shares Issued for Reinvested Dividends	1,894	37,977	24	394
Shares Redeemed	(49,612)	(1,048,202)	(19,862)	(316,545)
Net Increase (Decrease)	11,637	231,730	258,566	3,441,035
Class R5
Shares Sold	4,821	$ 105,573	6,643	$ 104,685
Shares Issued for Reinvested Dividends	146	2,909	910	15,146
Shares Redeemed	(3,234)	(66,710)	(26,899)	(439,527)
Net Increase (Decrease)	1,733	41,772	(19,346)	(319,696)
Class Y
Shares Sold	56,182,329	$ 1,188,725,143	38,460,003	$ 583,444,406
Shares Issued for Reinvested Dividends	27,484	550,220	196,853	3,277,595
Shares Redeemed	(41,414,742)	(832,689,032)	(16,978,392)	(234,989,979)
Net Increase (Decrease)	14,795,071	356,586,331	21,678,464	351,732,022
Class F
Shares Sold	22,506,430	$ 474,432,411	32,828,464	$ 535,113,218
Shares Issued for Reinvested Dividends	171,016	3,411,762	445,955	7,416,236
Shares Redeemed	(20,567,063)	(417,122,964)	(9,898,445)	(156,103,638)
Net Increase (Decrease)	2,110,383	60,721,209	23,375,974	386,425,816
Class SDR
Shares Sold	59,760,937	$ 1,249,192,389	15,360,330	$ 247,432,265
Shares Issued for Reinvested Dividends	687,644	13,746,007	1,559,446	25,980,378
Shares Redeemed	(19,170,448)	(394,374,428)	(12,685,174)	(189,012,307)
Net Increase (Decrease)	41,278,133	868,563,968	4,234,602	84,400,336
Total Net Increase (Decrease)	91,278,000	$ 1,948,151,653	16,380,016	$ 341,536,849
135

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Emerging Markets Multi-Sector Bond Fund
Class A
Shares Sold	47,327	$ 412,229	74,672	$ 618,886
Shares Issued for Reinvested Dividends	8,151	69,539	9,815	78,407
Shares Redeemed	(75,660)	(659,703)	(75,075)	(615,139)
Net Increase (Decrease)	(20,182)	(177,935)	9,412	82,154
Class C
Shares Sold	3,257	$ 28,142	3,580	$ 31,316
Shares Issued for Reinvested Dividends	682	5,800	1,233	9,773
Shares Redeemed	(13,769)	(116,669)	(7,896)	(69,036)
Net Increase (Decrease)	(9,830)	(82,727)	(3,083)	(27,947)
Class I
Shares Sold	1,037,078	$ 8,815,527	1,645,820	$ 12,948,623
Shares Issued for Reinvested Dividends	94,845	808,423	160,130	1,284,545
Shares Redeemed	(1,422,965)	(12,291,788)	(2,486,187)	(20,380,676)
Net Increase (Decrease)	(291,042)	(2,667,838)	(680,237)	(6,147,508)
Class R3
Shares Sold	95	$ 814	2,121	$ 19,070
Shares Issued for Reinvested Dividends	132	1,124	158	1,249
Shares Redeemed	(4)	(35)	(2)	(20)
Net Increase (Decrease)	223	1,903	2,277	20,299
Class R4
Shares Issued for Reinvested Dividends	52	$ 447	73	$ 580
Net Increase (Decrease)	52	447	73	580
Class R5
Shares Issued for Reinvested Dividends	56	$ 484	74	$ 587
Net Increase (Decrease)	56	484	74	587
Class Y
Shares Sold	53,623	$ 450,000	50,335	$ 433,573
Shares Issued for Reinvested Dividends	12,859	109,352	15,666	125,165
Shares Redeemed	—	—	(1,300)	(9,222)
Net Increase (Decrease)	66,482	559,352	64,701	549,516
Class F
Shares Sold	—	$ —	33,302	$ 300,908
Shares Issued for Reinvested Dividends	71	563	20,620	185,754
Shares Redeemed	—	—	(2,588,818)	(22,892,216)
Net Increase (Decrease)	71	563	(2,534,896)	(22,405,554)
Class SDR
Shares Sold	1,855,889	$ 15,638,325	84,913	$ 734,256
Shares Issued for Reinvested Dividends	127,085	1,083,054	241,781	1,930,500
Shares Redeemed	(3,676,965)	(31,301,994)	(196,044)	(1,641,958)
Net Increase (Decrease)	(1,693,991)	(14,580,615)	130,650	1,022,798
Total Net Increase (Decrease)	(1,948,161)	$ (16,946,366)	(3,011,029)	$ (26,905,075)
International Multi-Cap Value Fund
Class A
Shares Sold	3,119,668	$ 31,670,732	2,803,699	$ 23,129,829
Shares Issued for Reinvested Dividends	192,316	1,906,426	289,911	2,459,995
Shares Redeemed	(2,158,176)	(21,202,027)	(6,470,234)	(51,893,152)
Net Increase (Decrease)	1,153,808	12,375,131	(3,376,624)	(26,303,328)
Class C
Shares Sold	192,389	$ 1,951,130	324,556	$ 2,741,385
Shares Issued for Reinvested Dividends	22,890	223,413	36,931	323,041
Shares Redeemed	(427,573)	(4,192,351)	(1,107,190)	(9,046,175)
Net Increase (Decrease)	(212,294)	(2,017,808)	(745,703)	(5,981,749)
136

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	27,019,314	$ 273,064,831	32,274,441	$ 263,656,289
Shares Issued for Reinvested Dividends	1,579,191	15,688,134	1,997,972	16,815,231
Shares Redeemed	(28,763,882)	(283,248,146)	(46,737,444)	(366,171,373)
Net Increase (Decrease)	(165,377)	5,504,819	(12,465,031)	(85,699,853)
Class R3
Shares Sold	451,422	$ 4,539,473	533,231	$ 4,354,149
Shares Issued for Reinvested Dividends	33,416	328,548	43,227	369,526
Shares Redeemed	(547,780)	(5,546,589)	(1,034,516)	(7,910,074)
Net Increase (Decrease)	(62,942)	(678,568)	(458,058)	(3,186,399)
Class R4
Shares Sold	345,107	$ 3,431,953	64,552	$ 497,841
Shares Issued for Reinvested Dividends	10,331	103,502	8,123	68,291
Shares Redeemed	(83,743)	(835,688)	(75,981)	(596,629)
Net Increase (Decrease)	271,695	2,699,767	(3,306)	(30,497)
Class R5
Shares Sold	554,831	$ 5,385,186	545,218	$ 4,339,616
Shares Issued for Reinvested Dividends	48,233	473,876	68,186	570,494
Shares Redeemed	(1,044,634)	(10,154,724)	(769,515)	(6,216,129)
Net Increase (Decrease)	(441,570)	(4,295,662)	(156,111)	(1,306,019)
Class Y
Shares Sold	11,839,608	$ 116,506,159	8,488,795	$ 66,739,293
Shares Issued for Reinvested Dividends	640,600	6,350,181	525,988	4,368,637
Shares Redeemed	(6,086,109)	(62,073,760)	(3,913,403)	(30,436,867)
Net Increase (Decrease)	6,394,099	60,782,580	5,101,380	40,671,063
Class F
Shares Sold	19,714,834	$ 200,134,513	18,264,798	$ 141,630,520
Shares Issued for Reinvested Dividends	914,358	9,110,634	1,036,549	8,642,893
Shares Redeemed	(10,673,807)	(106,051,569)	(14,852,644)	(118,345,910)
Net Increase (Decrease)	9,955,385	103,193,578	4,448,703	31,927,503
Class SDR
Shares Sold	36,805,961	$ 364,572,607	37,557,550	$ 291,819,327
Shares Issued for Reinvested Dividends	1,978,197	19,582,590	2,074,664	17,328,997
Shares Redeemed	(28,732,672)	(284,955,477)	(35,442,799)	(290,678,391)
Net Increase (Decrease)	10,051,486	99,199,720	4,189,415	18,469,933
Total Net Increase (Decrease)	26,944,290	$ 276,763,557	(3,465,335)	$ (31,439,346)
International Stock Fund
Class A
Shares Sold	8,837,396	$ 158,876,977	5,577,386	$ 75,874,561
Shares Issued for Reinvested Dividends	1,911	32,461	39,981	548,940
Shares Redeemed	(1,944,352)	(35,151,106)	(1,136,723)	(15,107,254)
Net Increase (Decrease)	6,894,955	123,758,332	4,480,644	61,316,247
Class C
Shares Sold	740,492	$ 12,700,219	269,016	$ 3,489,435
Shares Issued for Reinvested Dividends	—	—	835	10,939
Shares Redeemed	(82,030)	(1,412,935)	(59,927)	(722,473)
Net Increase (Decrease)	658,462	11,287,284	209,924	2,777,901
Class I
Shares Sold	87,401,083	$ 1,526,402,071	28,960,331	$ 372,494,734
Shares Issued for Reinvested Dividends	128,684	2,114,283	203,818	2,706,694
Shares Redeemed	(18,010,716)	(319,129,489)	(8,951,030)	(109,417,598)
Net Increase (Decrease)	69,519,051	1,209,386,865	20,213,119	265,783,830
Class R3
Shares Sold	35,715	$ 599,480	44,105	$ 484,380
Shares Issued for Reinvested Dividends	—	—	152	2,018
Shares Redeemed	(24,649)	(436,671)	(5,601)	(71,632)
Net Increase (Decrease)	11,066	162,809	38,656	414,766
137

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	55,476	$ 972,356	205,916	$ 2,649,316
Shares Issued for Reinvested Dividends	43	701	269	3,576
Shares Redeemed	(32,578)	(571,973)	(44,021)	(566,181)
Net Increase (Decrease)	22,941	401,084	162,164	2,086,711
Class R5
Shares Sold	610,480	$ 10,516,058	844,651	$ 10,244,540
Shares Issued for Reinvested Dividends	3,171	52,125	1,644	21,848
Shares Redeemed	(173,831)	(3,084,332)	(41,811)	(545,593)
Net Increase (Decrease)	439,820	7,483,851	804,484	9,720,795
Class Y
Shares Sold	9,099,927	$ 157,454,989	4,875,805	$ 68,074,361
Shares Issued for Reinvested Dividends	20,632	340,017	953	12,698
Shares Redeemed	(594,350)	(10,590,133)	(78,087)	(1,012,281)
Net Increase (Decrease)	8,526,209	147,204,873	4,798,671	67,074,778
Class F
Shares Sold	24,072,686	$ 422,064,011	8,417,664	$ 110,434,434
Shares Issued for Reinvested Dividends	60,241	990,360	77,909	1,036,195
Shares Redeemed	(3,069,438)	(53,817,085)	(1,765,969)	(22,190,196)
Net Increase (Decrease)	21,063,489	369,237,286	6,729,604	89,280,433
Class SDR
Shares Sold	17,507,759	$ 305,654,018	5,469,722	$ 70,802,425
Shares Issued for Reinvested Dividends	51,342	843,556	72,052	957,577
Shares Redeemed	(3,315,061)	(58,859,246)	(3,650,626)	(47,306,305)
Net Increase (Decrease)	14,244,040	247,638,328	1,891,148	24,453,697
Total Net Increase (Decrease)	121,380,033	$ 2,116,560,712	39,328,414	$ 522,909,158
Securitized Income Fund
Class A
Shares Sold	121,794	$ 1,209,452	223,922	$ 2,163,016
Shares Issued for Reinvested Dividends	8,519	84,434	9,226	89,718
Shares Redeemed	(176,058)	(1,751,542)	(21,058)	(203,567)
Net Increase (Decrease)	(45,745)	(457,656)	212,090	2,049,167
Class C(3)
Shares Sold	22,841	$ 226,983	45,049	$ 419,720
Shares Issued for Reinvested Dividends	329	3,248	181	1,709
Shares Redeemed	(24,701)	(245,738)	—	—
Net Increase (Decrease)	(1,531)	(15,507)	45,230	421,429
Class I
Shares Sold	5,640,264	$ 56,021,872	7,995,486	$ 77,608,778
Shares Issued for Reinvested Dividends	130,288	1,291,127	75,068	720,669
Shares Redeemed	(3,450,666)	(34,224,582)	(1,829,000)	(17,600,511)
Net Increase (Decrease)	2,319,886	23,088,417	6,241,554	60,728,936
Class Y
Shares Sold	82,467	$ 817,254	—	$ —
Shares Issued for Reinvested Dividends	7,346	72,758	8,517	82,781
Shares Redeemed	(31,177)	(309,365)	—	—
Net Increase (Decrease)	58,636	580,647	8,517	82,781
Class F
Shares Issued for Reinvested Dividends	4,014	$ 39,737	4,889	$ 47,466
Shares Redeemed	—	—	(49,950)	(473,832)
Net Increase (Decrease)	4,014	39,737	(45,061)	(426,366)
Class SDR
Shares Sold	754,606	$ 7,478,000	1,764,121	$ 17,560,558
Shares Issued for Reinvested Dividends	16,390	162,354	50,038	497,414
Shares Redeemed	—	—	(8,125,902)	(80,147,825)
Net Increase (Decrease)	770,996	7,640,354	(6,311,743)	(62,089,853)
Total Net Increase (Decrease)	3,106,256	$ 30,875,992	150,587	$ 766,094
138

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Tax-Aware Bond Fund
Class A
Shares Sold	1,741,910	$ 19,878,259	2,723,410	$ 30,536,275
Shares Issued for Reinvested Dividends	126,621	1,442,775	129,314	1,446,053
Shares Redeemed	(1,179,190)	(13,432,195)	(1,098,300)	(12,306,927)
Net Increase (Decrease)	689,341	7,888,839	1,754,424	19,675,401
Class C
Shares Sold	70,850	$ 808,470	228,661	$ 2,567,436
Shares Issued for Reinvested Dividends	11,340	129,366	19,583	217,827
Shares Redeemed	(156,997)	(1,790,148)	(181,060)	(2,039,469)
Net Increase (Decrease)	(74,807)	(852,312)	67,184	745,794
Class I
Shares Sold	9,285,209	$ 105,989,966	18,128,116	$ 204,446,822
Shares Issued for Reinvested Dividends	518,954	5,918,013	598,224	6,698,427
Shares Redeemed	(9,814,495)	(111,991,453)	(12,453,205)	(139,682,475)
Net Increase (Decrease)	(10,332)	(83,474)	6,273,135	71,462,774
Class Y
Shares Sold	6,206	$ 70,000	—	$ —
Shares Issued for Reinvested Dividends	486	5,542	671	7,512
Shares Redeemed	(6)	(67)	—	(3)
Net Increase (Decrease)	6,686	75,475	671	7,509
Class F
Shares Sold	1,578,206	$ 18,003,067	1,631,466	$ 18,408,527
Shares Issued for Reinvested Dividends	79,668	908,464	83,707	938,185
Shares Redeemed	(915,304)	(10,439,970)	(635,600)	(7,140,624)
Net Increase (Decrease)	742,570	8,471,561	1,079,573	12,206,088
Class SDR
Shares Sold	806,356	$ 9,185,200	679,071	$ 7,715,862
Shares Issued for Reinvested Dividends	84,192	960,177	133,183	1,484,930
Shares Redeemed	(600,601)	(6,852,354)	(688,386)	(7,803,953)
Net Increase (Decrease)	289,947	3,293,023	123,868	1,396,839
Total Net Increase (Decrease)	1,643,405	$ 18,793,112	9,298,855	$ 105,494,405
US MidCap Opportunities Fund
Class A
Shares Sold	1,210,595	$ 22,793,512	1,295,034	$ 17,576,606
Shares Issued for Reinvested Dividends	4,107	69,120	39,994	614,359
Shares Redeemed	(927,065)	(17,122,126)	(2,290,621)	(31,642,314)
Net Increase (Decrease)	287,637	5,740,506	(955,593)	(13,451,349)
Class C
Shares Sold	288,995	$ 5,282,477	334,429	$ 4,807,929
Shares Issued for Reinvested Dividends	—	—	25,799	401,177
Shares Redeemed	(618,074)	(11,506,800)	(1,332,162)	(19,041,400)
Net Increase (Decrease)	(329,079)	(6,224,323)	(971,934)	(13,832,294)
Class I
Shares Sold	4,168,468	$ 79,622,315	6,013,572	$ 86,511,259
Shares Issued for Reinvested Dividends	70,646	1,237,010	265,164	4,268,155
Shares Redeemed	(6,184,627)	(118,224,917)	(14,836,185)	(214,488,799)
Net Increase (Decrease)	(1,945,513)	(37,365,592)	(8,557,449)	(123,709,385)
Class R3
Shares Sold	58,182	$ 1,003,819	14,647	$ 200,693
Shares Issued for Reinvested Dividends	—	—	565	8,911
Shares Redeemed	(21,164)	(409,218)	(42,185)	(637,892)
Net Increase (Decrease)	37,018	594,601	(26,973)	(428,288)
Class R4
Shares Sold	5,663	$ 117,506	15,518	$ 239,097
Shares Issued for Reinvested Dividends	—	—	259	4,116
Shares Redeemed	(3,200)	(62,093)	(18,555)	(269,708)
Net Increase (Decrease)	2,463	55,413	(2,778)	(26,495)
139

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	9,243	$ 172,463	14,557	$ 204,228
Shares Issued for Reinvested Dividends	217	3,796	830	13,318
Shares Redeemed	(49,797)	(904,365)	(28,943)	(444,803)
Net Increase (Decrease)	(40,337)	(728,106)	(13,556)	(227,257)
Class Y
Shares Sold	477,180	$ 9,436,657	2,006,363	$ 27,085,522
Shares Issued for Reinvested Dividends	14,753	258,023	76,744	1,235,384
Shares Redeemed	(1,738,687)	(34,340,663)	(4,434,892)	(63,212,927)
Net Increase (Decrease)	(1,246,754)	(24,645,983)	(2,351,785)	(34,892,021)
Class F
Shares Sold	1,124,576	$ 22,004,533	1,381,323	$ 19,610,748
Shares Issued for Reinvested Dividends	15,153	265,184	36,082	581,769
Shares Redeemed	(909,052)	(17,727,319)	(1,275,220)	(18,368,516)
Net Increase (Decrease)	230,677	4,542,398	142,185	1,824,001
Class SDR
Shares Sold	451,019	$ 8,872,003	623,631	$ 9,238,983
Shares Issued for Reinvested Dividends	10,018	175,615	51,452	830,635
Shares Redeemed	(576,471)	(11,189,037)	(3,456,941)	(55,712,445)
Net Increase (Decrease)	(115,434)	(2,141,419)	(2,781,858)	(45,642,827)
Total Net Increase (Decrease)	(3,119,322)	$ (60,172,505)	(15,519,741)	$ (230,385,915)
US Small Cap Opportunities Fund
Class A
Shares Sold	277,286	$ 8,677,102	464,472	$ 10,513,320
Shares Issued for Reinvested Dividends	—	—	44,207	1,122,066
Shares Redeemed	(155,738)	(4,695,935)	(293,039)	(6,419,169)
Net Increase (Decrease)	121,548	3,981,167	215,640	5,216,217
Class C
Shares Sold	35,829	$ 1,124,826	96,832	$ 2,425,589
Shares Issued for Reinvested Dividends	—	—	14,029	363,339
Shares Redeemed	(77,129)	(2,416,272)	(85,890)	(1,926,037)
Net Increase (Decrease)	(41,300)	(1,291,446)	24,971	862,891
Class I
Shares Sold	1,618,994	$ 54,075,726	3,443,438	$ 83,623,348
Shares Issued for Reinvested Dividends	2,920	85,749	267,211	7,158,748
Shares Redeemed	(1,350,665)	(44,554,890)	(2,972,119)	(67,833,627)
Net Increase (Decrease)	271,249	9,606,585	738,530	22,948,469
Class R3
Shares Sold	41,262	$ 1,394,324	9,177	$ 223,702
Shares Issued for Reinvested Dividends	—	—	187	4,953
Shares Redeemed	(11,574)	(370,424)	(3,484)	(85,582)
Net Increase (Decrease)	29,688	1,023,900	5,880	143,073
Class R4
Shares Sold	17,843	$ 622,180	2,691	$ 67,760
Shares Issued for Reinvested Dividends	—	—	495	13,210
Shares Redeemed	(4,761)	(161,866)	(4,857)	(129,117)
Net Increase (Decrease)	13,082	460,314	(1,671)	(48,147)
Class R5
Shares Sold	11,260	$ 367,453	9,115	$ 215,817
Shares Issued for Reinvested Dividends	16	462	170	4,561
Shares Redeemed	(3,825)	(131,445)	(193)	(4,710)
Net Increase (Decrease)	7,451	236,470	9,092	215,668
Class Y
Shares Sold	304,107	$ 10,256,879	174,823	$ 4,133,695
Shares Issued for Reinvested Dividends	945	27,753	48,634	1,302,907
Shares Redeemed	(185,283)	(6,074,145)	(219,884)	(5,234,892)
Net Increase (Decrease)	119,769	4,210,487	3,573	201,710
140

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class F
Shares Sold	205,102	$ 6,865,644	366,918	$ 8,709,292
Shares Issued for Reinvested Dividends	877	25,755	8,742	234,558
Shares Redeemed	(132,190)	(4,388,595)	(116,641)	(2,581,035)
Net Increase (Decrease)	73,789	2,502,804	259,019	6,362,815
Class SDR
Shares Sold	122,265	$ 4,008,157	714,406	$ 15,697,346
Shares Issued for Reinvested Dividends	1,960	57,632	21,587	579,811
Shares Redeemed	(122,234)	(4,073,605)	(194,734)	(4,709,065)
Net Increase (Decrease)	1,991	(7,816)	541,259	11,568,092
Total Net Increase (Decrease)	597,267	$ 20,722,465	1,796,293	$ 47,470,788

(1)	China A Fund commenced operations on March 31, 2020.
(2)	Diversified Emerging Markets Fund commenced operations on September 30, 2021.
(3)	Class C of the Securitized Income Fund commenced operations on February 28, 2020.
14.	Line of Credit:
As of October 31, 2021, each Fund, except Diversified Emerging Markets Fund, participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund that participates in the committed line of credit may borrow under the line of credit for temporary or emergency purposes. The Funds that participate in the committed line of credit (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds that participate in the committed line of credit (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds that participate in the committed line of credit had borrowings under this facility.
15.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
17.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Company, on behalf of each of Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund, dismissed Ernst and Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal year ended on October 31, 2018 and October 31, 2019, and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements,
141

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each of Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). PwC has also been appointed to serve as the independent registered public accounting firm for the China A Fund for the fiscal year ended October 31, 2020.
18.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective December 1, 2021, the management fee set forth in the investment management agreement with respect to the Securitized Income Fund is 0.4000% of the first $1 billion and 0.3900% in excess of $1 billion annually of the Fund’s average daily net assets. Effective December 1, 2021, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows for the Securitized Income Fund: 0.85% (Class A), 1.70% (Class C), 0.60% (Class I), 0.55% (Class Y), 0.45% (Class F), and 0.45% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of the Company approves its earlier termination. Effective December 1, 2021, the Securitized Income Fund modified its principal investment strategy and, effective December 31, 2021, the Securitized Income Fund will change its benchmark to the ICE BofA 1-3 Year U.S. Corporate Index. For more information, please see the supplement to the Securitized Income Fund's prospectus dated December 1, 2021.
Effective November 15, 2021, the Diversified Emerging Markets Fund is eligible to participate in the committed line of credit discussed under Note 14.
142

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds II, Inc. and Shareholders of Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (ten of the funds constituting The Hartford Mutual Funds II, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2021, and the related statements of operations, changes in net assets, and cash flows for Hartford Schroders Securitized Income Fund for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations, the changes in each of their net assets, the cash flows for Hartford Schroders Securitized Income Fund, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
Hartford Schroders China A Fund(1)
Hartford Schroders Diversified Emerging Markets Fund (2)
Hartford Schroders Emerging Markets Equity Fund(3)
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(3)
Hartford Schroders International Multi-Cap Value Fund (3)
Hartford Schroders International Stock Fund (3)
Hartford Schroders Securitized Income Fund (4)
Hartford Schroders Tax-Aware Bond Fund (3)
Hartford Schroders US MidCap Opportunities Fund(3)
Hartford Schroders US Small Cap Opportunities Fund(3)

(1)	Statement of operations for the year ended October 31, 2021 and the statements of changes in net assets and financial highlights for the year ended October 31, 2021 and the period March 31, 2020 (commencement of operations) through October 31, 2020.
(2)	Statement of operations, statement of changes in net assets and financial highlights for the period September 30, 2021 (commencement of operations) through October 31, 2021.
(3)	Statements of operations for the year ended October 31, 2021 and the statements of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2021.
(4)	Statements of operations and cash flows for the year ended October 31, 2021, statements of changes in net assets for each of the two years in the period ended October 31, 2021 and financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020.
The financial statements of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by
143

Report of Independent Registered Public Accounting Firm
management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
144

Hartford Schroders Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
145

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
146

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
147

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

148

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
149

Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
150

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.
Hartford Schroders China A Fund
Hartford Schroders Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Multi-Cap Value Fund
Hartford Schroders International Stock Fund
Hartford Schroders Securitized Income Fund
Hartford Schroders Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund
(each, a “Fund” and collectively, the “Funds”)
Each of the Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund, and Hartford Schroders US Small Cap Opportunities Fund is the successor to a corresponding series of Schroder Series Trust or Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), pursuant to a reorganization consummated on October 24, 2016.
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of each of the Funds, and The Hartford Mutual Funds, Inc. (“HMF”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”); and (iii) the continuation of a separate sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Management Agreement and Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”), on behalf of Hartford Schroders China A Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
151

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
152

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to SIMNA Inc. and SIMNA Ltd., which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Funds, respectively, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund, which included the performance of any applicable Predecessor Fund. The Board noted that each Predecessor Fund had been managed by SIMNA Inc., and each Sub-Sub-Advised Fund’s corresponding Predecessor Fund, if applicable, with the exception of the corresponding Predecessor Fund for the Hartford Schroders Tax-Aware Bond Fund and the Hartford Schroders Emerging Markets Multi-Sector Bond Fund, had been sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford Schroders Securitized Income Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
153

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to another Hartford fund that is an exchange-traded fund (“ETF”) with investment strategies similar to those of the Hartford Schroders Tax-Aware Bond Fund. The Board reviewed information about structural, operational and other differences between the ETF and the Hartford Schroders Tax-Aware Bond Fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
154

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Schroders Emerging Markets Multi-Sector Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, HMF, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-advisers serve as investment adviser. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Funds, and HFMC compensates SFA for such services.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
155

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
Hartford Schroders China A Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders International Multi-Cap Value Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2022.
Hartford Schroders International Stock Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.
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Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Schroders Securitized Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.10% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders Tax-Aware Bond Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.71% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders US MidCap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford Schroders US Small Cap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.35% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
The Hartford Mutual Funds II, Inc.
Hartford Schroders Diversified Emerging Markets Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (”HMF II”), including each of the Independent Directors, unanimously voted to approve (i) an amendment to the investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II and The Hartford Mutual Funds, Inc., with respect to the Hartford Schroders Diversified Emerging Markets Fund (the “Fund”); (ii) an amendment to the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”), with respect
157

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

to the Fund; and (iii) an amendment to the sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”, and together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”), with respect to the Fund.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board and its Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on June 15-16, 2021, June 21, 2021 and August 3-4, 2021 regarding the Fund and its investment strategy. The Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on August 3-4, 2021 concerning the Agreements.
In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Fund and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with each Adviser with respect to the services it provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (COVID-19) pandemic.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s Sub-advisers, and that HFMC had recommended to the Board that the Sub-advisers be appointed as the sub-adviser and sub-sub-adviser to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.
With respect to SIMNA Inc. and SIMNA Ltd., which would provide certain day-to-day portfolio management services for the Fund, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers, and each Sub-adviser’s method for compensating the portfolio managers. The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Fund.
158

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Fund.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in the Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders.
In considering the foregoing information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-advisers.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Sub-advisers and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio manager, back-tested and model performance of the Fund’s strategy showing the portfolio management team’s expected capabilities, and the performance of the Hartford Schroders Emerging Markets Equity Fund, which is expected to have a similar investment strategy to the Fund. The Board also considered information comparing the back-tested and model performance data to the Fund’s proposed benchmark and an appropriate universe of peer funds. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.
Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-advisers have the capability of providing satisfactory investment performance for the Fund.
Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC from the investment management and related services to be provided to the Fund. In evaluating HFMC’s estimated profitability, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of the Fund, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of the Fund’s assets under management. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to the Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and the amount of the management fee
159

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

to be retained by HFMC, and expected total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed contractual management fees, actual management fees and expected total expense ratios relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Directors to assist them in evaluating the Fund’s proposed management fees and estimated total expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and the Peer Group. The Board also considered that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund’s Class SDR shares to 0.89% through September 30, 2022, unless the Board approves its earlier termination.
In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and projected total expense ratios, the Board considered that the Fund’s proposed contractual management fee was below the average and median of its Peer Group for all asset levels. The Board further considered that the Fund’s proposed contractual management fees fell within the 2nd quintile of its Peer Group and actual management fees, taking into account any fee waivers, fell within the 5th quintile of its Peer Group. The Board also considered that the Fund’s estimated total expense ratio for Class SDR shares was within the 1st quintile of its Peer Group.
Based on these considerations, the Board concluded that the Fund’s proposed fees and projected total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoint in the proposed management fee schedule for the Fund, which would reduce the fee rate if and when Fund assets grow over time to more than $1 billion. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board also considered that HFMC has been active in managing expenses for the Hartford funds, which has resulted in benefits being realized by shareholders. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders.
The Board reviewed and evaluated materials from HFMC showing how management fee schedules of other funds in the Peer Group reflect economies of scale for the benefit of shareholders as a fund’s assets hypothetically increase over time. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the materials provided to the Board regarding comparative breakpoint information for other funds in the Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.
160

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, would serve as principal underwriter of the Fund. As applicable, the Board noted that, as principal underwriter, HFD would receive distribution and service fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-advisers serve as investment adviser. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA would be involved in the distribution of the Class SDR shares of the Fund, and HFMC would compensate SFA for such services.
The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
161

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
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This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
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We may obtain Personal Information from:
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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As allowed by law, we may share Personal Financial Information with our affiliates to:
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This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub adviser to certain Funds. HFD and HFMC are not affiliated with Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.
MFAR-HSE21    12/21     226039    Printed in the U.S.A.

Hartford Domestic
Equity Funds
Annual Report
October 31, 2021

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ Hartford Quality Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	33.83%	16.44%	14.37%
Class A2	26.47%	15.13%	13.72%
Class C1	32.78%	15.56%	13.54%
Class C3	31.78%	15.56%	13.54%
Class I1	34.18%	16.76%	14.71%
Class R3[1]	33.32%	16.03%	14.01%
Class R4[1]	33.72%	16.39%	14.36%
Class R5[1]	34.13%	16.74%	14.70%
Class R6[1]	34.27%	16.86%	14.81%
Class Y1	34.16%	16.81%	14.79%
Class F1	34.28%	16.85%	14.75%
Russell 3000 Index	43.90%	18.91%	16.10%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.84%	1.84%
Class I	0.78%	0.78%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.80%	0.80%
Class R6	0.70%	0.70%
Class Y	0.80%	0.80%
Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned 33.83%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 43.90% for the same period, and the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 41.19% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index.
All eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Energy (+116.4%), Financials (+71.0%), and Real Estate (+47.6%) sectors. The Utilities (+12.0%), Consumer Staples (+19.6%), and Health Care (+31.6%) sectors posted the smallest gains for the period.
During the period, the Fund underperformed the Russell 3000 Index, primarily due to weak stock selection within the Consumer Discretionary, Information Technology, and Healthcare sectors. Conversely, stronger selection within the Energy, Consumer Staples, and Financials sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted during the period primarily due to the Fund’s underweight exposure to the Energy sector and overweight exposure to the Consumer Staples sector. An underweight to the Utilities sector relative to the Russell 3000 Index contributed positively to performance.
Our decision to not own Tesla (Consumer Discretionary) within the Fund and the Fund’s underweight exposures, relative to the Russell 3000 Index, to Microsoft (Information Technology) and NVIDIA (Information Technology) were the top relative detractors from Fund performance during the period. Tesla, a constituent of the Russell 3000 Index, engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation and storage systems. Shares of Tesla rose after the company reported third-quarter earnings that beat consensus estimates after Hertz announced it would be adding 100,000 Tesla vehicles to its rental-car fleet. The Fund did not hold the stock as of the end of the period. Microsoft develops and supports software, services, devices, and solutions. Shares of Microsoft rose after the company delivered strong first quarter fiscal year 2022 results with balanced performance across the product set and good margin expansion in all three reporting segments. We maintained the Fund’s underweight exposure to the

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

stock as of the end of the period. NVIDIA is a leading producer of graphics processing units (GPUs). Shares of NVIDIA rose after Facebook (now named Meta) announced a significant increase in its capital spending plans for 2022. The majority of these investments will be aimed at developing the company's data center network and technology infrastructure, which is expected to benefit NVIDIA. We eliminated the Fund’s position earlier in the period on share-price strength.
ChemoCentryx (Health Care), Splunk (Information Technology), and Alibaba (Consumer Discretionary) were among the largest detractors from Fund performance on an absolute basis over the period.
Top contributors to the Fund’s performance relative to the Russell 3000 Index included the Fund’s out-of-benchmark exposure to Diamondback Energy (Energy), an overweight exposure to American Express (Financials), as well as an underweight exposure to Amazon (Consumer Discretionary). Diamondback Energy is an oil and gas exploration and production company. Shares rose over the period alongside surging global oil prices. The company also reported earnings for the first quarter that surprised to the upside, with investors focusing on strong free cash flow generation. The Fund maintained an overweight in the stock as of the end of the period. American Express is a credit card payments company. Shares rose during the period after the company announced better-than-expected first quarter earnings. Results were helped by a $1.1 billion release of reserves that were previously set aside to cover soured loans during the pandemic. Management also raised its outlook for fiscal year 2021. We trimmed the Fund’s position on share-price strength during the period. Amazon is a technology company with a focus on e-commerce and cloud computing. Shares of Amazon rose during the period but lagged the Russell 3000 Index. The company’s share price lost ground later in the period when management stated that sales growth was expected to slow over the next several quarters, as consumers continue to venture outside of their homes and away from their pandemic-induced online shopping habits. We increased the Fund’s underweight to Amazon during the period.
Alphabet (Communication Services), American Express (Financials), and TJX Companies (Consumer Discretionary) were among the largest contributors to the Fund’s performance on an absolute basis over the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact overall on the Fund was negative during the period. The Fund’s slight underweight exposure to higher-beta equities and overweight exposure to mid-cap equities detracted from performance, while the Fund’s slight underweight exposure to higher-volatility equities and slight overweight exposure to higher liquidity names contributed positively to performance.
During the period, the Fund, at times, used equity index futures to equitize cash or to seek to efficiently manage risks. During the period, the use of equity index futures contributed positively to relative performance.
What is the outlook as of the end of the period?
While company earnings have been improving relative to 2020 as of the end of the period, risks continue to evolve. This includes the potential economic ramifications following the spread of the COVID-19 Delta variant and the reemergence of pandemic-related restrictions in some regions, potential broad market disruption from political gridlock surrounding publicly listed equities in China and the government debt ceiling in the U.S., and the potential impact to company fundamentals as central banks begin to roll back stimulus programs. Against this backdrop, we expect continued volatility as investors balance long-term opportunities and nearer-term risks. As ever, we remain vigilant in managing risks in the Fund and seek to deliver performance that is driven by security selection.
Looking across markets, we are mindful of the ever-evolving risks of different equity factors and seek to create a fund that includes differentiated investment styles and philosophies. We maintain exposure to cyclical areas of the market through our allocations to mean-reversion (e.g. value and contrarian) underlying portfolio managers. These underlying portfolio managers look to invest in undervalued companies and use their security selection expertise to seek to identify companies with solid fundamentals and to avoid businesses that they believe are unlikely to mean-revert in the future. We look to our trend-following (e.g. growth and momentum) underlying portfolio managers to seek to provide capital appreciation by seeking attractive companies with favorable growth prospects. As with value equities, we look for the underlying portfolio managers' fundamental security selection processes to help differentiate companies with better long-term growth fundamentals versus those that are more speculative and driven by investor exuberance. We seek to balance these exposures with risk-aversion (e.g. quality and low volatility) allocations, which seek to provide a more defensive weight to the Fund by investing in companies with more stable businesses in our view. These characteristics are expected to add beneficial exposure to the Fund in the event of an unexpected shock to the economy or markets in our view. As of the end of the period, we also note that these equities continued to trade at attractive valuations relative to history in our view. To that end, we expect the market backdrop to benefit fundamental portfolio managers looking to differentiate between companies that can succeed in the current climate from those that cannot.
At the end of the period, the Fund’s largest overweights were to the Industrials and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Utilities sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks are generally greater, and include additional risks, for investments in emerging markets. • To the
4

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse development occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.7%
Consumer Discretionary	14.9
Consumer Staples	7.5
Energy	1.0
Financials	11.5
Health Care	13.1
Industrials	12.2
Information Technology	22.3
Materials	3.1
Real Estate	4.1
Utilities	0.2
Total	97.6%
Short-Term Investments	3.1
Other Assets & Liabilities	(0.7)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Core Equity Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	37.85%	18.68%	16.53%
Class A2	30.27%	17.34%	15.87%
Class C1	36.86%	17.81%	15.69%
Class C3	35.86%	17.81%	15.69%
Class I1	38.19%	18.99%	16.73%
Class R3[1]	37.38%	18.27%	16.20%
Class R4[1]	37.82%	18.66%	16.57%
Class R5[1]	38.17%	18.98%	16.90%
Class R6[1]	38.31%	19.10%	16.97%
Class Y1	38.20%	19.03%	16.95%
Class F1	38.33%	19.09%	16.78%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.73%	0.73%
Class C	1.47%	1.47%
Class I	0.46%	0.46%
Class R3	1.07%	1.07%
Class R4	0.78%	0.78%
Class R5	0.48%	0.48%
Class R6	0.38%	0.38%
Class Y	0.48%	0.46%
Class F	0.38%	0.38%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned 37.85%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 41.18% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong

7

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, underperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
All eleven sectors in the S&P 500 Index rose during the period, with the Energy (+111%) and Financials (+72%) sectors performing best. Conversely, the Utilities (+11%) and Consumer Staples (+19%) sectors were the worst performers during the period.
Overall, the Fund’s underperformance relative to the S&P 500 Index during the period was driven by weak security selection, primarily within the Information Technology, Consumer Discretionary, and Consumer Staples sectors. This was partially offset by stronger stock selection within the Financials, Communication Services, and Energy sectors, which contributed positively to performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Consumer Staples sector. This was partially offset by the Fund’s underweight positions in the Consumer Discretionary and Utilities sectors, which contributed positively to performance over the period.
The top contributors to relative performance over the period were overweight positions in EOG Resources (Energy), Morgan Stanley (Financials) and Bank of America (Financials). Shares of oil and gas exploration and production company EOG Resources surged over the period after reporting both fourth quarter 2020 and calendar year 2020 earnings that beat consensus expectations. An unusually tight supply-demand balance in European gas heading into the winter added further price pressure to a market already at record highs while increased demand for crude oil continued to push prices higher, lifting share prices during the period. The Fund remained overweight in the stock at the end of period. Shares of Morgan Stanley rose over the period as well. This was driven by strong earnings throughout the period, where the company beat consensus earnings expectations each quarter. The Fund remained overweight in the stock at the end of period. Shares of Bank of America rose over the period. The company reported strong earnings during the same period, beating estimates, as the bank regained losses seen from the early onset of the pandemic. The Fund remained overweight the stock at the end of period. Top absolute contributors to Fund performance over the period included Alphabet (Communication Services) and Microsoft (Information Technology).
The top detractors from the Fund’s relative performance over the period included overweight positions in FedEx (Industrials) and American Electric Power (Utilities), as well as not owning NVIDIA (Information Technology). Shares of FedEx fell over the period after the company announced weak fiscal first quarter 2022 earnings, missing expectations in September 2021. High wage inflation and substantial inefficiencies from COVID-19 disruptions in the same quarter resulted in an estimated $450 million negative impact to operating results. The company also had mixed earnings in varying quarters earlier in 2021. As of the end of the period, the Fund was overweight the stock, which performed poorly during the period. Shares of American Electric Power, a company that specializes in the provision of electricity, also fell during the period due to concerns stemming from President Biden’s continued remarks regarding the switch to clean energy. While the company has high exposures to coal currently, we believe the company is aligned with the energy transition since renewables are expected to be their dominant power source by 2030. As of the end of the period, the Fund was overweight the stock. Shares of NVIDIA, a leading producer of graphics processing units (GPUs), rose during the period. For the same period, Facebook (now renamed Meta) announced a significant increase in its capital spending plans for 2022. The majority of these investments will be aimed at developing the company's data center network and technology infrastructure, which is expected to benefit NVIDIA. Not owning the stock during the period was a detractor from the Fund’s relative performance due to the stock’s strong performance. The Fund’s absolute detractors for the period included American Electric Power (Utilities) and FedEx (Industrials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe several issues are emerging that will have near- and intermediate-term impacts. Infrastructure spending remains a key area of discussion and, while the negotiations around the large democratic bill and the Senate approved bipartisan bill remain stalled, our expectation remains that Congress will approve both bills with a total size of around $2.5 trillion. We also expect the U.S. debt ceiling will be extended. We believe this may provide some cushion for growth into 2022 with the caveat that a higher corporate tax rate may be included in the bills. Depending on the revenue required to offset the spending, we believe it could pose a challenge to future earnings growth.
In our opinion, the bigger question concerns expectations around inflation with companies struggling to offset higher input costs with higher pricing of their own goods and services, leading to margin compression. We believe that labor force participation rates may continue to increase as stimulus effects wane, and some supply chain disruptions may ease with the increased availability of vaccines globally, limiting the risk of runaway inflation. Still, we believe some of these higher costs are likely here to stay, and many companies have announced further price increases to offset cost pressures. Hence, we do expect some of the inflation to be sustained into the next year.
Lastly, we believe there are some lurking risks that are difficult to handicap, such as the deteriorating financial condition of Chinese real estate developers such as Evergrande and the high gas prices translating to increased power costs in Europe. Increased geopolitical tension is bringing increased attention to strategic industries such as semiconductors, electric vehicles, and robotics. We believe these industries are likely to see increased investment in local economies as each country tries to reduce reliance on imports. Given these factors, we believe it will be important to keep an eye on the U.S. Federal Reserve and other global central banks, as the manner in which the
8

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

abundant liquidity is withdrawn from global economies will likely impact exchange rates and interest rates around the world and, in turn, affect prices of risk assets.
At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Communication Services and Industrials sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	12.7%
Consumer Discretionary	11.9
Consumer Staples	5.9
Energy	1.3
Financials	12.6
Health Care	14.4
Industrials	9.4
Information Technology	26.1
Materials	1.1
Real Estate	1.7
Utilities	2.0
Total	99.1%
Short-Term Investments	0.6
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	46.01%	15.72%	13.87%
Class A2	37.98%	14.42%	13.23%
Class C1	44.92%	14.85%	13.02%
Class C3	43.92%	14.85%	13.02%
Class I1	46.39%	16.02%	14.14%
Class R3[1]	45.43%	15.31%	13.49%
Class R4[1]	45.92%	15.66%	13.84%
Class R5[1]	46.35%	16.01%	14.18%
Class R6[1]	46.52%	16.13%	14.29%
Class Y1	46.47%	16.09%	14.27%
Class F1	46.55%	16.13%	14.19%
S&P 500 Index	42.91%	18.93%	16.21%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.78%	1.78%
Class I	0.74%	0.74%
Class R3	1.36%	1.36%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.65%	0.65%
Class Y	0.74%	0.69%
Class F	0.65%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned 46.01%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s primary benchmark, the S&P 500 Index, which returned 42.91% for the same period, and also outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 39.88% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.

11

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index.
All eleven sectors in the S&P 500 Index rose during the period, with the Energy (+111%), Financials (+72%), and Information Technology (+47%) sectors performing the best. The Utilities (+11%), Consumer Staples (+19%), and Healthcare (+34%) sectors were the worst performers during the period.
Security selection was the main driver of the Fund’s returns relative outperformance versus the S&P 500 Index over the period. Stock selection was strongest within the Financials, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Materials and Communication Services sectors, which detracted from relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the Fund’s performance relative to the S&P 500 Index over the period. An overweight to the Financials and Energy sectors added the most to returns relative to the S&P 500 Index during the period. This was partially offset by an underweight allocation to the Information Technology sector over the same period.
The Fund’s top positive contributors to performance relative to the S&P 500 Index during the period were not owning Amazon.com (Consumer Discretionary) and overweight positions in Bank of America (Financials) and ConocoPhilips (Energy). Not holding S&P 500 Index constituent Amazon.com was a top relative positive contributor to performance during the period as shares of the company rose yet underperformed the S&P 500 Index. The Fund did not hold a position in the company during the period as it did not align with our philosophy and process. Shares of Bank of America rose during the period as banking equities benefited from the vaccine-led rally and subsequent rotation towards value sectors. The U.S. Federal Reserve’s (Fed’s) decision in September 2021 to roll back its bond-buying program but leave short-term interest rates unchanged, sent share prices higher at the end of the period. We trimmed the Fund’s position on share-price strength during the period, but as of the end of the period, we continued to hold the stock. Shares of oil and gas conglomerate ConocoPhillips rose strongly over the period on news that the company had purchased the entirety of Royal Dutch Shell’s Permian Basin assets. The all-cash purchase has made ConocoPhillips one of the largest producers in the world’s top shale basin. The company continued to execute on acquisition opportunities after buying Concho Resources earlier in 2021. Rising global crude oil prices also buoyed share prices during the period. As of the end of the period, we continued to hold the stock.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included Verizon (Communication Services) and not owning Tesla (Consumer Discretionary) and NVIDIA (Information Technology). Shares of Verizon fell during the period. After releasing fourth-quarter 2020 results, investors were disappointed by weak subscriber growth that fell short of analyst estimates, sending share prices lower. As of the end of the period, we continued to hold Verizon in the Fund. Not owning Tesla also detracted from relative performance during the period. Shares of Telsa were added to the S&P 500 Index in late 2020, which along with positive sentiment around electric vehicles led to a soaring share price. Since then, shares have reached all-time highs after the company reported third quarter 2021 earnings with increased revenue growth led by a 73% increase in vehicle deliveries. The Fund does not hold a position in the company as of the end of the period, as it does not align with our philosophy and process. Not owning NVIDIA also detracted from relative performance during the period. The company consecutively announced better-than expected results and continued to show strong growth across categories, particularly within gaming and datacenter categories over the period. In addition to strong growth in hardware, the company's software offerings also grew in importance during the same period, with management introducing the company's artificial intelligence (AI) as a service and its Omniverse platform as a foundation for the future metaverse. The Fund did not hold a position in the company during the period as it does not align with our philosophy and process.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Despite high stock price correlations within industries, as of the end of the period we believe there is meaningful dissent in the market regarding the economic outlook and the path of the economic recovery from here. Our view is that inflation is likely to endure going forward due to the significant supply constraints (e.g., commodities, labor, etc.). We believe that persistent inflation, which we have not seen for years, will put downward pressure on margins and likely lead to higher interest rates. Given this outlook, we believe a market regime shift is likely and we are seeking to identify consistent compounders (high-quality businesses with strong recurring revenues) with strong competitive advantages and the ability to pass price inflation through to customers. We are also evaluating which end markets we believe are poised to benefit from continued supply tightness - such as metals and mining, for example.
We remain focused on seeking to limit downside risk in the Fund, so we are seeking to avoid companies that we would expect to struggle in an inflationary environment with rising interest rates. Such companies include those that we believe to have rich valuations amid increasing discount rates and companies with margins that we believe are vulnerable to inflation due to an inability to pass on price increases to their customers. We remain focused on seeking to identify quality companies with a positive risk/reward skew and a narrow range of outcomes.
At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
We continue to apply our valuation discipline within the Fund to seek to maintain a Fund of resilient businesses that in our opinion are reasonably valued and have favorable industry and competitive dynamics.
12

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.2%
Consumer Discretionary	6.2
Consumer Staples	5.8
Energy	4.2
Financials	20.0
Health Care	14.9
Industrials	8.1
Information Technology	19.0
Materials	3.4
Real Estate	3.2
Utilities	3.8
Total	96.8%
Short-Term Investments	2.5
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	39.45%	12.89%	12.60%
Class A2	31.78%	11.62%	11.96%
Class C1	38.31%	12.02%	11.76%
Class C3	37.31%	12.02%	11.76%
Class I1	39.69%	13.15%	12.88%
Class R3[1]	38.83%	12.47%	12.20%
Class R4[1]	39.25%	12.80%	12.54%
Class R5[1]	39.75%	13.15%	12.89%
Class R6[1]	39.82%	13.26%	13.00%
Class Y1	39.77%	13.21%	12.97%
Class F1	39.81%	13.25%	12.93%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.76%	1.76%
Class I	0.74%	0.74%
Class R3	1.36%	1.36%
Class R4	1.06%	1.06%
Class R5	0.77%	0.77%
Class R6	0.66%	0.66%
Class Y	0.76%	0.76%
Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

14

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
W. Michael Reckmeyer, III, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer’s portfolio management responsibilities will transition to Matthew C. Hand, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned 39.45%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 39.88% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
During the period, all of the eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+113%), Financials (+74%), and Real Estate (+53%) sectors performing the best. Conversely, the Utilities (+11%), Consumer Staples (+18%), and Communication Services (+26%) sectors lagged over the period.
The Fund’s underperformance relative to the Russell 1000 Value Index during the period was driven by sector allocation, a result of our bottom-up stock selection process, due primarily to overweight allocations to the Consumer Staples and Healthcare sectors (which are two sectors that are more defensively oriented and therefore did not benefit as materially from the re-opening economy), as well as an underweight allocation to the Energy sector (which experienced broad-based strength given the sharp rise in oil prices during the period). This was partially offset by underweight allocations to the Communication Services and Information Technology sectors. Security selection also detracted from relative results during the period. Selection within the Real Estate, Communication Services, and Energy sectors detracted the most from performance but was partially offset by positive selection within the Information Technology, Healthcare, and Industrials sectors.
Top detractors from relative results included Lockheed Martin (Industrials), Progressive (Financials), and not holding Exxon Mobil (Energy). Shares of Lockheed Martin, a United States (U.S.) based aerospace and defense company, declined after third-quarter 2021 sales missed estimates and management released 2022 guidance that was below expectations due to the withdrawal of the U.S. military presence in Afghanistan, re-basing of F-35 related revenue, and accelerated payments to suppliers to ensure supply-chain health.

15

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Shares of insurance provider Progressive were pressured as catastrophe losses from Hurricane Ida eroded already lackluster underwriting results and growth slowed in the third quarter of 2021.
Top contributors to relative returns included an out-of-benchmark position in Blackstone (Financials), Morgan Stanley (Financials), and Bank of America (Financials). Shares of alternative investments manager Blackstone advanced over the period, driven by higher fee-related earnings and performance net revenues. Net accrued carried interest grew significantly over the prior year on the back of strong investment performance. Morgan Stanley, a diversified financial services company, reported third quarter earnings ahead of consensus estimates, benefiting from strong core performance as well as contributions from subsidiaries, E*TRADE and Eaton Vance. Finally, financial services provider Bank of America reported third-quarter 2021 results that beat consensus estimates on strong fees and rising net interest income.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, as the market’s concern shifts among inflation, stagnating growth, supply chain disruptions, the Delta variant of the coronavirus, and labor market tightness—to name several—we have continued to focus on high-quality businesses with strong balance sheets and sustainable dividends. While these issues are topical and worth monitoring, they have not been the driver of our decision-making. We stress-test the Fund’s portfolio across a number of scenarios and feel comfortable with the Fund’s balanced posturing relative to the Russell 1000 Value Index.
At the end of the period, the Consumer Staples, Healthcare, and Industrials sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Real Estate, and Financials sectors were the Fund’s largest underweights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.6%
Consumer Discretionary	4.6
Consumer Staples	11.7
Energy	5.3
Financials	20.6
Health Care	19.1
Industrials	12.7
Information Technology	9.3
Materials	4.3
Real Estate	2.0
Utilities	5.7
Total	98.9%
Short-Term Investments	1.4
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
16

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	30.45%	24.75%	19.68%
Class A2	23.28%	23.34%	19.00%
Class C1	29.47%	23.82%	18.80%
Class C3	28.47%	23.82%	18.80%
Class I1	30.75%	25.07%	19.97%
Class R3[1]	29.96%	24.31%	19.29%
Class R4[1]	30.36%	24.69%	19.65%
Class R5[1]	30.74%	25.07%	20.01%
Class R6[1]	30.87%	25.19%	20.12%
Class Y1	30.74%	25.14%	20.10%
Class F1	30.87%	25.18%	20.03%
Russell 3000 Growth Index	42.81%	24.96%	19.08%
Russell 1000 Growth Index	43.21%	25.49%	19.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.85%	1.85%
Class I	0.82%	0.82%
Class R3	1.43%	1.43%
Class R4	1.13%	1.13%
Class R5	0.84%	0.84%
Class R6	0.74%	0.74%
Class Y	0.82%	0.82%
Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

17

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned 30.45%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned 42.81% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned 43.21% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 39.88% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
All eleven sectors in the Russell 3000 Growth Index rose during the period, with the Energy (+105%), Financials (+52%), and Information Technology (+49%) sectors performing the best. Conversely, the Consumer Staples (+20%) and Materials (+23%) sectors lagged on a relative basis during the period.
Security selection detracted from Fund’s performance relative to the Russell 3000 Growth Index during the period, with weak selection in the Information Technology, Healthcare and Consumer Discretionary sectors, which was partially offset by strong selection within the Consumer Staples and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance during the period, due to an underweight to the Information Technology sector and an overweight to the Consumer Discretionary sector. This was partially offset by the positive impact of an overweight to the Communication Services sector and an underweight to the Consumer Staples sector, both of which contributed positively.
Top contributors to relative performance during the period included Coupang (Consumer Discretionary), Dexcom (Healthcare), and Apple (Information Technology). Coupang, a Korean e-commerce company, was a top relative contributor. The Fund had held Coupang as a private company, and shares rose ahead of the company’s initial public offering (IPO) in March 2021. The pandemic had been a major boost to the Korean e-commerce company’s rise as the population was forced to stay at home and order from online platforms. We eliminated the Fund’s position during the period. Shares of Dexcom, a glucose monitoring device company, rose during the period. The company has seen strong earnings for the last two quarters of the period, beating expectations. Management, in response to these strong results, raised fiscal-year guidance for revenue two quarters in a row. Shares of Apple, a technology company, rose over the period as the company experienced a massive benefit from the work-from-home environment with companies and individuals upgrading their technology. We eliminated the Fund’s position during the period. Alphabet (Communication Services) and Apple (Information Technology) were among the top absolute contributors to the Fund’s performance during the period.
Top relative detractors from performance during the period included Tesla (Consumer Discretionary), Microsoft (Information Technology), and Splunk (Information Technology). The Fund’s lack of exposure to Tesla detracted from relative performance. We did not invest in the company because we did not have a differentiated view on the stock.

18

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Shares of Tesla were added to the S&P 500 Index in late 2020 along with positive sentiment around electric vehicles leading to soaring share prices. Shares reached all-time highs after the company reported third-quarter 2021 earnings with topline growth led by a 73% increase in vehicle deliveries. The Fund’s lack of exposure to Microsoft also detracted from relative performance during the period. Shares of Microsoft rose over the period on continued strong earnings reports and strengthened core offerings. The company also announced plans to increase its commercial pricing for Microsoft 365 Business Basic from $5 to $6 and the premium package from $20 to $22, which investors expect to lead to a rise in revenue. Shares of Splunk fell sharply in the beginning of the period after the company released weak third-quarter 2020 results. Splunk experienced a sharp drop in its license revenue, which resulted in revenue dropping 11% year over year and a loss in adjusted profit per share of $1.26, falling far behind expectations of $0.09. Splunk (Information Technology) and Mastercard (Information Technology) were among the top absolute detractors from the Fund’s performance during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe that a lot of uncertainty remains in the market due to the evolving coronavirus pandemic, the implications of Fed tapering, and concerns about a global growth slowdown stemming from Chinese real estate company Evergrande and its financial difficulties. The Fund’s investment team is leveraging Wellington Management’s industry experts and macro analysts to provide additional insight into the path forward. Data suggests consumers have a greater willingness to revert to old habits and activities versus adapting to a “new normal” than may have been previously expected. However, it has not yet been determined what consumption will look like in 2022; on one hand, wage increases benefit consumers, but at the same time, many subsidies are expiring. Because of this lack of clarity, we are positioning the Fund as of the end of the period in equities that we believe have strong idiosyncratic growth drivers.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	20.2%
Consumer Discretionary	20.8
Consumer Staples	1.1
Financials	4.1
Health Care	14.3
Industrials	6.1
Information Technology	31.4
Real Estate	0.1
Total	98.1%
Short-Term Investments	1.7
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
19

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	22.83%	16.76%	17.26%
Class A2	16.07%	15.44%	16.60%
Class C1	21.90%	15.88%	16.41%
Class C3	20.90%	15.88%	16.41%
Class I1	23.16%	17.07%	17.61%
Class R3[1]	22.41%	16.37%	16.91%
Class R4[1]	22.78%	16.72%	17.27%
Class R5[1]	23.14%	17.07%	17.62%
Class R6[1]	23.26%	17.18%	17.73%
Class Y1	23.17%	17.14%	17.71%
Class F1	23.28%	17.18%	17.66%
S&P Composite 1500 Health Care Index	33.53%	17.21%	17.26%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.27%	1.27%
Class C	2.04%	2.04%
Class I	0.99%	0.99%
Class R3	1.60%	1.60%
Class R4	1.30%	1.30%
Class R5	1.00%	1.00%
Class R6	0.90%	0.90%
Class Y	1.00%	1.00%
Class F	0.90%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

20

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Ann C. Gallo
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Robert L. Deresiewicz, MD*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, CFA, PhD**
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Robert Deresiewicz’s portfolio management responsibilities will transition to Wen Shi in the months leading up to his departure.
** Wen Shi was added as a portfolio manager to the Fund effective July 22, 2021.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned 22.83%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 33.53% for the same period, and the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 22.98% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (+33.8%) underperformed both the broader United States (U.S.) equity market (+42.9%) and the global equity market (+37.9%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.
Within the S&P Composite 1500 Health Care Index, all five sub-sectors posted positive absolute returns during the period. Healthcare services (+47.2%), medical technology (+34.8%), small-cap biopharma (+27.9%), large-cap biopharma (+27.4%), and mid-cap biopharma (+2.9%) rose during the period.
Security selection was the primary detractor from the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation also detracted from relative returns. Security selection was weakest in the medical technology and small-cap biopharma sub-sectors, while the mid-cap biopharma sub-sector was the strongest performer during the period. Within sector allocation, which is a by-product of our bottom-up stock selection process, an overweight allocation to mid-cap biopharma detracted most from relative performance during the period.
Thermo Fisher Scientific (medical technology), Arena Pharmaceutical (mid-cap biopharma), and Madrigal Pharmaceuticals (small-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Thermo Fisher Scientific rallied, and the Fund’s underweight position negatively affected relative performance. In February 2021, the company reported strong earnings, but expected fading COVID-19 testing volumes in the second quarter, which raised concerns around earnings growth potential. In April 2021, it was announced that Thermo Fisher intended to acquire contract research organization, PPD. After digesting the news of the acquisition, we grew concerned that such a large deal created additional integration risk, and in light of longer-term stock gains, decided it was most appropriate to trim back the Fund’s position. Since we pared back the position, the stock has rallied, and the Fund’s underweight position negatively affected relative performance. We eliminated the Fund’s position later in the period. Madrigal Pharmaceuticals was impacted in May and June 2021 after companies pursuing Nonalcoholic Steatohepatitis (NASH) treatments came under pressure after NGM Biopharmaceuticals announced the failure of a phase 2/3 study of its NASH treatment. During the period, the company continued to make clinical progress on a drug intended to treat NASH, a disease that causes liver inflammation due to the buildup of fat, and fibrosis, a lung disease that produces scarring, which can lead to shortness of breath and fatigue. Quidel, Arena Pharmaceutical, and Gracell Biotech were the top absolute detractors from the Fund’s performance.

21

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Amgen (large-cap biopharma), Johnson & Johnson (large-cap biopharma), and Eli Lilly (large-cap biopharma) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Not owning Amgen, a constituent of the S&P Composite 1500 Health Care Index, also contributed positively to relative performance, as shares traded lower despite the company reporting better-than-expected second-quarter 2021 revenue due to pricing pressure broadly among the company’s commercial products. The Fund’s lack of exposure to Johnson & Johnson (J&J), a constituent of the S&P Composite 1500 Health Care Index, was a positive contributor to relative performance during the period, as shares of J&J underperformed the S&P Composite 1500 Health Care Index during the period. Regulators called for a pause in distribution of the company's COVID-19 vaccine after cases of people developing a rare blood clotting disorder were investigated. Distribution of the vaccine resumed with additional warnings, but no restrictions. Shares of Eli Lilly were driven by positive clinical developments, including solid phase 3 study results for the company’s injectable Type 2 diabetes drug, characterized by impressive weight loss and an acceptable tolerability profile. The company also announced during the period news of promising results from a phase 2 study of donanemab, an investigational antibody therapy for the treatment of Alzheimer’s disease. During the period, the company later received the U.S. Food and Drug Administration’s (FDA's) Breakthrough Drug Therapy designation for donanemab, an investigational antibody therapy for the treatment of Alzheimer’s disease, which will potentially provide an accelerated pathway for filing later this year and a few years earlier than expected. Top absolute contributors to the Fund’s performance during the period included UnitedHealth Group, Eli Lilly, and Pfizer.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we expect the human and economic impact of COVID-19 to remain challenging, but we are optimistic as the rollout of effective vaccines is underway. As of September 30, 2021, roughly 55.9% of the U.S. population had been fully vaccinated against COVID-19, while vaccination progress in many other countries in the world has been slower due to lack of vaccine availability. Vaccines targeting the viral spike protein are expected to offer protection against the novel variants of the coronavirus, although the level of protection may vary depending on the variant. Questions remain around the exact role boosters will play in the fight against COVID-19, but we do anticipate the approval of a third coronavirus vaccine shot for a broad swath of the patient population.
We are also encouraged by the report of an efficacious oral antiviral drug, which may reduce the risk of hospitalization and death by half in patients with mild to moderate cases of COVID-19. The successful development of oral antiviral agents may serve as an important tool in reducing the societal burden of disease; these options may be especially useful in emerging markets where access to vaccines and antibody therapeutics may be limited.
Beyond vaccine development, the COVID-19 crisis highlighted the need for testing infrastructure in developed and emerging markets, which we believe may continue to drive demand within the diagnostics industry. While COVID-19 testing rates may moderate as vaccination rates rise, we believe we are likely to see healthcare providers and patients become more vigilant around respiratory testing for several years. Within procedure-oriented sub-sectors, outbreaks of the coronavirus Delta variant were causing some disruption to the pace of economic recovery as of the end of the period, but we have observed that medical device trends and hospital utilization are improving overall with stronger hospital safety processes in place.
In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the Healthcare sector.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2021
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	17.9%
Consumer Finance	0.1
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.2
Health Care Equipment & Supplies	25.8
Health Care Providers & Services	20.2
Insurance	0.2
Life Sciences Tools & Services	7.9
Pharmaceuticals	26.1
Total	98.7%
Short-Term Investments	1.7
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
22

The Hartford MidCap Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	35.51%	17.26%	15.30%
Class A2	28.06%	15.94%	14.65%
Class C1	34.49%	16.38%	14.45%
Class C3	33.49%	16.38%	14.45%
Class I1	35.79%	17.55%	15.58%
Class R3[1]	35.03%	16.85%	14.92%
Class R4[1]	35.45%	17.21%	15.28%
Class R5[1]	35.84%	17.56%	15.62%
Class R6[1]	36.00%	17.68%	15.75%
Class Y1	35.96%	17.64%	15.72%
Class F1	36.01%	17.67%	15.64%
S&P MidCap 400 Index	48.90%	14.89%	13.90%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.88%	0.87%
Class R3	1.47%	1.47%
Class R4	1.17%	1.17%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.86%	0.79%
Class F	0.75%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements if any. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned 35.51%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 48.90% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 37.98% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast from 7% to 5.9% and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index. Within the S&P MidCap 400 Index, all eleven sectors posted positive returns during the period. The Energy (+125%), Financials (+61%), and Consumer Discretionary (+57%) sectors performed the best, while the Consumer Staples (+18%), Utilities (+21%) and Healthcare (+29%) sectors lagged.
The Fund underperformed the S& P MidCap 400 Index during the period primarily because of negative security selection. Selection effects were particularly weak within the Healthcare, Information

24

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Technology, and Industrials sectors. This was partially offset by strong selection in the Consumer Discretionary, Materials, and Utilities sectors, which contributed positively to relative performance during the period. Sector allocation, a result of our bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Healthcare sector and an underweight to the Energy sector. This was partially offset by underweights to the Consumer Staples and Utilities sectors, which contributed positively to performance.
Top contributors to relative performance during the period included Teradata (Information Technology), Coherent (Information Technology), and Etsy (Consumer Discretionary). Shares of Teradata, a database and analytics software company, rose over the period. The company reported strong earnings during the period, including beating revenue expectations during the second quarter of 2021. The company expects total annual recurring revenue for fiscal-year 2021 to grow at a mid-to-high-single-digit percentage year-over-year. Shares of Coherent advanced during the period after receiving multiple acquisition offers. The laser equipment maker accepted a bid from II-VI (also held in the Fund) during the period, which will exchange each Coherent share for $220 in cash and 0.91 shares of II-VI. We eliminated the Fund’s position in Coherent during the period. Etsy's share price rose over the period as the handmade crafts e-commerce platform's sharp spike in customer acquisitions has increased brand awareness and opportunities for customer retention. The company made two notable acquisitions during the period: fashion resale marketplace, Depop, and handmade goods marketplace, Elo7.
Top relative detractors from the Fund’s relative performance included ChemoCentryx (Healthcare), Sage Therapeutics (Healthcare), and PTC Therapeutics (Healthcare). Shares of ChemoCentryx fell significantly during the period after a U.S. Food and Drug Administration (FDA) advisory panel was split on recommending approval of its vasculitis drug, Avacopan. We eliminated the Fund’s position during the period. Shares of Sage Therapeutics, a biopharmaceutical company, fell during the period as the efficacy of a major pipeline drug was lower than expected during the third quarter of 2021; however, we continue to believe that the drug will play a role in the treatment of depression moving forward and is attractive versus currently available treatments. PTC Therapeutics shares fell during the period. During the first quarter of 2021, Roche and Partner Ionis Pharmaceuticals (Healthcare) announced the discontinuation of their Phase 3 study of tominersen for Huntington's Disease (HD). This news created concern for feasibility of PTC’s trial of PTC518, an oral pill for the treatment of HD. PTC518 will likely now need to meet a higher bar of HTT gene mutation knockdown to demonstrate clinical efficacy.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the outlook for mid-cap equities remains positive, with signs of continued strength in consumer spending. We believe that high savings accumulated during the economic shutdown are likely to be deployed into services with pent-up demand. However, our optimistic outlook is tempered by signs of persistent inflation and supply chain disruption. Additionally, valuations in certain areas of the market, based on our investment framework, continue to look expensive, particularly the software-as-a-service and medical technology industries.
As of the end of the period, we favored electrical equipment businesses that trade at attractive valuations, cyclical healthcare businesses that stand to bounce back as their markets begin to normalize, real estate businesses primed to take advantage of changing demographics, and solar businesses poised to benefit from the ongoing energy transition.
At the end of the period, the Fund’s largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Healthcare sector, with the largest underweights to the Real Estate, Materials, and Consumer Discretionary sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.9%
Consumer Discretionary	12.0
Consumer Staples	1.5
Energy	0.1
Financials	12.1
Health Care	18.2
Industrials	16.5
Information Technology	25.8
Materials	2.8
Real Estate	5.3
Utilities	2.5
Total	99.7%
Short-Term Investments	2.2
Other Assets & Liabilities	(1.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
25

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	48.99%	10.82%	11.56%
Class A2	40.80%	9.58%	10.93%
Class C1	47.83%	9.98%	10.75%
Class C3	46.83%	9.98%	10.75%
Class I1	49.48%	11.15%	11.92%
Class R3[1]	48.57%	10.49%	11.26%
Class R4[1]	48.99%	10.82%	11.60%
Class R5[1]	49.39%	11.16%	11.93%
Class Y1	49.49%	11.23%	12.03%
Class F1	49.64%	11.28%	11.98%
Russell Midcap Value Index	48.60%	12.30%	13.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.03%	2.03%
Class I	0.91%	0.91%
Class R3	1.54%	1.54%
Class R4	1.24%	1.24%
Class R5	0.92%	0.92%
Class Y	0.92%	0.92%
Class F	0.82%	0.82%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

26

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned 48.99%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 48.60% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 54.28% average return of the Lipper MidCap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S.
equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index. Returns within the mid-cap space varied by style, as the Russell Midcap Value Index outperformed the Russell Midcap Growth Index.
All eleven sectors in the Russell Midcap Value Index gained during the period, with the Energy (+128%), Financials (+73%), and Real Estate (+58%) sectors performing the best, while the Utilities (+10%), Consumer Staples (+20%), and Healthcare (+30%) sectors lagged during the period.
The Fund’s outperformance versus the Russell Midcap Value Index over the twelve-month period was driven primarily by sector allocation, a result of the bottom-up stock selection process. Specifically, relative positioning in the Utilities and Communication Services sectors (both underweights), and an overweight allocation to the Financials sector drove positive relative results. By contrast, an underweight allocation to the Energy sector and an overweight allocation to the Healthcare sector weighed on relative performance. Security selection also added to the Fund’s relative performance during the period. Strong selection within the Industrials, Energy, and Consumer Staples sectors contributed positively to relative performance, but this was partially offset by weaker selection in the Financials, Materials, and Real Estate sectors.
Top contributors to the Fund’s relative performance relative to the Russell Midcap Value Index over the period included overweights to Diamondback Energy (Energy), Western Alliance Bancorp (Financials), and Clean Harbors (Industrials). Shares of energy exploration and production company Diamondback Energy rose over the period, in line with surging global oil prices. The company also reported earnings for the first quarter of 2021 that surprised to the upside, with investors focusing on strong free cash flow generation and the sale of non-core Williston Basin and Permian Basin acreages. Shares of Western Alliance (Financial Services) rose after the company consecutively reported strong earnings. Loans and deposits have shown robust growth and net interest income beat consensus expectations on the back of improving credit trends. Additionally, the accretive acquisition of AmeriHome was well-received by the market. Shares of the environmental and industrial services provider Clean

27

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Harbors rose during the period after the company reported better-than-expected earnings as the benefits from a diverse customer base and improving operating efficiency.
Top detractors from the Fund’s relative performance during the period included overweight positions in Lumentum (Information Technology), Americold Realty Trust, (Real Estate), and Encompass Health (Healthcare). Shares of Lumentum declined after the maker of optical networking gear reported fiscal third-quarter profits that matched expectations but reported revenue that missed consensus expectations. Continued delays in 5G fronthaul deployments in China negatively impacted quarterly performance. Lumentum also posted fourth-quarter adjusted earnings and revenue outlook both below consensus. Americold Realty, a leader in cold storage warehouses, fell during the period after the real estate investment trust (REIT) cut its full year 2021 adjusted funds from operations guidance, citing market conditions primarily driven by unprecedented labor disruptions. Labor issues involved limiting food production, reducing its occupancy, and driving inflation in Americold's cost structure. Shares of Encompass Health detracted from relative performance during the period. The company reported lower-than-estimated third-quarter 2021 earnings driven by softer results in the home health and hospice segment, as the impact of COVID-19 weighed on both volumes and labor costs. The company also trimmed its guidance, citing the near-term challenges in home health and hospice.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek opportunities that offer a compelling combination of valuation, quality, and capital return. This remains our guiding focus when selecting securities for the Fund.
At the end of the period, the Fund’s largest overweights relative to the Russell Midcap Value Index were to the Industrials, Financials, and Healthcare sectors, with the largest underweights in the Communication Services, Materials, and Utilities sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	10.0
Consumer Staples	2.8
Energy	3.9
Financials	19.1
Health Care	9.0
Industrials	22.3
Information Technology	8.5
Materials	5.6
Real Estate	11.5
Utilities	5.3
Total	99.8%
Short-Term Investments	0.5
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
28

Hartford Quality Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	44.08%	12.34%	11.87%
Class A2	36.16%	11.08%	11.24%
Class C1	42.97%	11.49%	11.04%
Class C3	41.97%	11.49%	11.04%
Class I1	44.56%	12.71%	12.24%
Class R3[1]	43.73%	12.04%	11.59%
Class R4[1]	44.20%	12.38%	11.94%
Class R5[1]	44.59%	12.70%	12.26%
Class R6[1]	44.79%	12.84%	12.35%
Class Y1	44.65%	12.75%	12.31%
Class F1	44.84%	12.82%	12.29%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.
Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	0.96%
Class C	1.82%	1.71%
Class I	0.67%	0.66%
Class R3	1.29%	1.18%
Class R4	0.98%	0.88%
Class R5	0.69%	0.63%
Class R6	0.58%	0.46%
Class Y	0.68%	0.57%
Class F	0.58%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Quality Value Fund returned 44.08%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 44.31% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty from the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy accommodations, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress at the end of 2020 after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied higher for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the second quarter of 2021, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of 2021, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. coronavirus cases, which fell nearly 60% from their latest peak in September 2021.

30

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

During the period, all eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+113%), Financials (+74%), and Real Estate (+53%) sectors performing the best. Conversely, the Utilities (+11%), Consumer Staples (+18%), and Communication Services (+26%) sectors lagged over the period.
Security selection and sector allocation both contributed positively to the Fund’s performance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Financials, Industrials, and Consumer Discretionary sectors were the top positive contributors to relative performance during the period. This was partially offset by weaker security selection within the Communication Services, Materials, and Utilities sectors, which detracted from relative performance over the same period. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance during the period, due to an underweight allocation to the Communication Services sector and overweight allocations to the Financials and Energy sectors.
Top contributors to performance relative to the Russell 1000 Value Index over the period were Bank of America (Financials), EOG Resources (Energy), and PNC Financial Services (Financials). Shares of Bank of America rose during the period as banking equities benefited from the vaccine led rally and subsequent rotation towards value sectors. The U.S. Federal Reserve’s (Fed’s) decision in September 2021 to roll back its bond-buying program but leave short-term interest rates unchanged sent share prices higher at the end of the period. We trimmed the Fund’s position during the period on recent strength, but as of the end of the period, we continued to hold the stock. Shares of oil and gas exploration and production company, EOG Resources, rose over the period after reporting both fourth quarter and calendar year 2020 earnings that beat consensus expectations. The company highlighted that increasing prices for natural gas and crude oil during the fourth quarter of 2020 contributed positively to higher quarter-over-quarter earnings. As of the end of the period, we continued to hold the stock. Shares of PNC Financial Services rose during the period. The third quarter of 2021 was the first full quarter that the company benefited from the BBVA USA acquisition, which was completed on June 1, 2021. We trimmed the Fund’s position on share-price strength during the period but maintained a position in the stock as of the end of the period.
The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were Verizon (Communication Services), FMC (Materials), and Lockheed Martin (Industrials). Shares of Verizon fell during the period. After releasing fourth-quarter 2020 results, investors were disappointed by weak subscriber growth that fell short of analyst estimates, sending share prices lower. As of the end of the period, we continued to hold Verizon in the Fund. Shares of FMC, a chemical manufacturing company, fell during the period. Despite reporting strong second-quarter 2021 results, FMC lowered its fiscal year 2021 earnings guidance. This was attributable to higher raw materials, packaging and logistics costs. Recent pullbacks in the share price gave us an opportunity to add to the Fund’s position in FMC during the period at an attractive valuation in our view. As of the end of the period, we continued to hold FMC in the Fund. Shares of Lockheed Martin underperformed during the period as well. In August 2021, the company reported lackluster second-quarter 2021 earnings and revised full-year 2021 earnings downward. We added to the Fund’s position in Lockheed as we viewed the shares to be undervalued toward the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Despite high stock price correlations within industries as of the end of the period, we believe there is meaningful dissent in the market regarding the economic outlook and the path of the economic recovery from here. Our view is that inflation is likely to endure going forward due to the significant supply constraints (e.g., commodities, labor, etc.). We believe that persistent inflation, which we have not seen for years, will put downward pressure on margins and likely lead to higher interest rates. Given this outlook, we believe a market regime shift is likely and we are seeking to identify consistent compounders (high-quality businesses with strong recurring revenues) with strong competitive advantages and the ability to pass price inflation through to customers. We are also evaluating which end markets we believe are poised to benefit from continued supply tightness, such as metals and mining, for example.
We remain focused on mitigating downside risk in the Fund, so we are seeking to avoid companies that we would expect to struggle in an inflationary environment with rising interest rates. Such companies include those that we believe have rich valuations amid increasing discount rates and companies with margins that we believe are vulnerable to inflation due to an inability to pass on price increases to their customers. We remain focused on seeking to identify quality companies with a positive risk/reward skew and a narrow range of outcomes.
At the end of the period, the Fund’s largest overweights were to the Financials and Consumer Discretionary sectors, while the Fund’s largest underweight was to the Communication Services sector, relative to the Russell 1000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
31

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.6%
Consumer Discretionary	7.2
Consumer Staples	6.6
Energy	5.1
Financials	23.9
Health Care	17.1
Industrials	10.4
Information Technology	10.4
Materials	3.6
Real Estate	4.4
Utilities	4.6
Total	97.9%
Short-Term Investments	2.0
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	35.76%	17.17%	14.44%
Class A2	28.29%	15.85%	13.80%
Class C1	34.80%	16.37%	13.66%
Class C3	33.80%	16.37%	13.66%
Class I1	36.23%	17.57%	14.82%
Class R3[1]	35.34%	16.85%	14.16%
Class R4[1]	35.76%	17.20%	14.51%
Class R5[1]	36.18%	17.56%	14.86%
Class R6[1]	36.31%	17.69%	14.96%
Class Y1	36.24%	17.64%	14.95%
Class F1	36.32%	17.68%	14.87%
Russell 2000 Growth Index	38.45%	17.90%	14.57%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	1.90%	1.90%
Class I	0.85%	0.85%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.83%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned 35.76%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 38.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 45.31% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy accommodations, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The second quarter of 2021 saw U.S. equities rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved

34

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, underperformed small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
All eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+183%), Industrials (+61%), and Information Technology (+55%) sectors increased the most during the period, while the Healthcare (+15%), Communication Services (+32%), and Consumer Staples (+32%) sectors lagged the broader index during the period.
Security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index during the period. Weak selection within the Healthcare, Communication Services, and Industrials sectors detracted from relative performance. This was partially offset by stronger selection in the Financials, Information Technology, and Consumer Staples sectors, which contributed positively to relative performance. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative performance, primarily driven by the Fund’s underweight allocations to the Healthcare and Utilities sectors. An underweight allocation to the Energy sector and an overweight to the Financials sector detracted from performance during the period.
The top contributors to relative performance during the period were overweight positions in Perficient (Information Technology), Sprout Social (Information Technology), and Triumph Bancorp (Financials). Shares of Perficient, a digital consultancy firm, rose during the period after posting strong results throughout. Notably, second-quarter fiscal year 2021 (FY21) earnings grew quarter-over-quarter 26% to $184.1 million, beating consensus estimates, with earnings per share (EPS) of $0.84 also coming in higher than estimates. The Fund maintained an overweight position in the stock at the end of period. Shares of Sprout Social, an industry-leading provider of cloud-based social media management software, rose during the period. Notably first-quarter fiscal year 2021 results in May beat market consensus expectations with total revenue up 34% compared to the same period in 2020. The Fund remained overweight the stock at the end of period. Shares of Triumph Bancorp rose during the period as the company reported strong earnings throughout the period. Notably the company’s subsidiary, TriumphPay, announced it entered a definitive agreement in April to acquire HubTran, a cloud-based provider of automation software for the transportation industry's back-office. The Fund maintained an overweight position in the stock at the end of the period. Top absolute contributors for the period included Perficient (Information Technology), Omnicell (Healthcare), and Sprout Social (Information Technology).
The top detractors from relative performance during the period included underweight positions in Plug Power (Industrials) and Intellia Therapeutic (Healthcare), and an overweight position in Hydrofarm Holdings (Industrials). Shares of Plug Power, an alternative energy technology provider, rose during the period. The company announced they will be expanding their hydrogen and fuel cell solutions for
Walmart’s eCommerce applications in December 2020. The organization also entered a strategic partnership in January with SK Group to accelerate hydrogen as an alternative energy source in Asian Markets. Not owning the stock during the period was a detractor from the Fund’s relative performance due to the stock’s strong returns. An underweight to Intellia Therapeutics detracted from the Fund’s relative performance as shares soared higher after reporting strong earnings throughout the period. The company along with Regeneron Pharmaceuticals reported positive results from its first clinical trial using a new, Nobel Prize-winning Crispr technology to treat Transthyretin Amyloidosis at the end of June 2021. The study of six patients showed significant reductions in levels of a harmful liver protein associated with the genetic disease. During the period, we initiated a position in the company for the Fund. Shares of Hydrofarm Holdings, a manufacturer and distributor of agriculture equipment and supplies, fell during the period. Earnings guidance was updated in February 2021 and was seen as mixed by market participants. The organization’s management also sold off a large portion of shares in September 2021. During the period, we initiated a position in the company on behalf of the Fund. Top absolute detractors from Fund performance for the period included Hydrofarm Holdings (Industrials), LHC Group (Healthcare), and II-VI (Information Technology).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe several issues are emerging that will have near- and intermediate-term impacts. Infrastructure spending remains a key area of discussion and, while the negotiations around the large democratic bill and the Senate approved bipartisan bill remain stalled, our expectation remains that Congress will approve both bills with a total size of around $2.5 trillion. We also expect the U.S. debt ceiling will be extended. We believe this may provide some cushion for growth into 2022 with the caveat that a higher corporate tax rate may be included in the bills. Depending on the revenue required to offset the spending, we believe it could pose a challenge to future earnings growth.
In our opinion, the bigger question concerns expectations around inflation with companies struggling to offset higher input costs with higher pricing of their own goods and services, leading to margin compression. We believe that labor force participation rates may continue to increase as stimulus effects wane, and some supply chain disruptions may ease with the increased availability of vaccines globally, limiting the risk of runaway inflation. Still, we believe some of these higher costs are likely here to stay, and many companies have announced further price increases to offset cost pressures. Hence, we do expect some of the inflation to be sustained into the next year.
Lastly, we believe there are some lurking risks that are difficult to handicap, such as the deteriorating financial condition of Chinese real estate developers such as Evergrande and the high gas prices translating to increased power costs in Europe. Increased geopolitical tension is bringing increased attention to strategic industries such as semiconductors, electric vehicles, and robotics. We believe these industries are likely to see increased investment in local economies as
35

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

each country tries to reduce reliance on imports. Given these factors, we believe it will be important to keep an eye on the U.S. Federal Reserve and other global central banks, as the manner in which the abundant liquidity is withdrawn from global economies will likely impact exchange rates and interest rates around the world and, in turn, affect prices of risk assets.
At the end of the period, the Fund’s largest overweights were to the Industrials, Real Estate and Consumer Staples sectors, while the Fund’s largest underweights were to the Healthcare, Energy, and Materials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	14.7
Consumer Staples	4.6
Energy	0.5
Financials	5.1
Health Care	25.6
Industrials	16.6
Information Technology	23.0
Materials	2.1
Real Estate	4.5
Total	99.1%
Short-Term Investments	0.8
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
36

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	62.61%	12.33%	11.03%
Class A2	53.67%	11.06%	10.41%
Class C1	61.49%	11.50%	10.21%
Class C3	60.49%	11.50%	10.21%
Class I1	63.20%	12.70%	11.28%
Class R3[1]	62.64%	12.15%	10.84%
Class R4[1]	62.83%	12.40%	11.13%
Class R5[1]	63.34%	12.77%	11.47%
Class R6[1]	63.49%	12.84%	11.53%
Class Y1	63.37%	12.80%	11.51%
Class F1	63.53%	12.83%	11.34%
Russell 2000 Value Index	64.30%	12.61%	12.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 06/04/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

37

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.41%	1.30%
Class C	2.15%	2.05%
Class I	1.04%	1.00%
Class R3	1.63%	1.50%
Class R4	1.33%	1.20%
Class R5	1.03%	0.90%
Class R6	0.92%	0.80%
Class Y	1.02%	0.85%
Class F	0.91%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Manager
Sean M. Kammann
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned 62.61%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned 64.30% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 66.45% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving coronavirus vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures should prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks.
U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth stocks outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value stocks. COVID-19 cases fell sharply in September 2021, although the proliferation of the COVID-19 Delta variant in July and August 2021 weighed on consumer confidence and dampened reopening momentum. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast from 7% to 5.9% and delivered a clearer signal that it expects to begin reducing asset purchases later this year should current economic conditions persist.
During the period, returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, underperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.
All of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Energy (+180%), Communication Services (+111%), and Consumer Discretionary (+78%) sectors performing best. Conversely, the Utilities (+20%), Healthcare (+38%), and Consumer Staples (+43%) sectors lagged over the period.
Sector allocation, a result of our bottom-up stock selection process, drove the Fund’s underperformance relative to the Russell 2000 Value Index during the period. Most notably, the underweight to the Energy sector (given our focus on quality in addition to valuation and capital return) presented a large challenge as a result of the extreme positive performance in that market segment. To a much lesser extent, the Fund’s overweight positioning in the Consumer Staples sector also detracted from relative performance. This was partially offset by underweights to the Utilities and Healthcare sectors and an overweight to the Information Technology sector. Strong security selection within the Consumer Discretionary, Financials, and Information Technology

38

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

sectors contributed positively to relative results during the period, while weaker selection within the Materials, Consumer Staples, and Industrials sectors partially offset these results.
The largest contributors to relative performance over the period were The Children’s Place (Consumer Discretionary), Movado (Consumer Discretionary), and Michaels (Consumer Discretionary). Shares of The Children’s Place, a children’s apparel retailer, benefited at the end of 2020 from increasing digital sales penetration and fleet optimization. Earnings for the second quarter of 2021 came in ahead of consensus estimates, driven by significant margin expansion and continued e-commerce strength. American watchmaker Movado reported revenue upside due to e-commerce acceleration as sales and gross margins increased significantly compared to the prior year period, due to Movado.com, U.S. wholesale, and Movado Company Stores. At the beginning of this year, specialty arts and crafts retailer Michaels entered into a merger agreement with Apollo Global Management. Under the terms of the agreement, Apollo would acquire all outstanding shares of Michaels in a tender offer of $22.00 per share, a 47% premium to the current share price.
The largest detractors from relative performance during the period were out-of-benchmark positions in Lancashire (Financials) and Energizer (Consumer Staples), as well as not holding GameStop (Consumer Discretionary), a constituent of the Russell 2000 Value Index during part of the period. Insurance provider Lancashire faced challenges at the end of the period due to higher natural catastrophe losses from Hurricane Ida and floods in Northwestern Europe, as well as large losses driven by unrest in South Africa. Energizer, a battery manufacturer, faced inflationary challenges such as increased costs for transportation, commodities, and labor, along with higher tariffs associated with sourced products.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to believe that science will allow us to continue to transition from pandemic to endemic; specifically, we expect that COVID-19 cases will become less significant as increasing numbers of people are vaccinated. We remain of the view that economic growth and inflation will be persistently higher during this market cycle than it was in the prior decade. We see fiscal and monetary policies that are structurally more pro-growth at a time of low unemployment, low inventories, and overly flush deposit bases at banks. While we continue to expect some of the inflation to be transitory, we also expect inflation to be longer lasting in labor and finished goods prices, which has historically been a favorable backdrop for the higher quality businesses we seek to invest in as we believe they can leverage inflation and their pricing power to accelerate earnings growth.
At the end of the period, the Fund was most overweight to the Financials, Information Technology, and Industrials sectors, and most underweight to the Real Estate, Healthcare, and Energy sectors relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	0.8%
Consumer Discretionary	11.5
Consumer Staples	4.3
Energy	1.7
Financials	33.4
Health Care	4.8
Industrials	20.7
Information Technology	12.4
Materials	3.1
Real Estate	3.2
Utilities	3.3
Total	99.2%
Short-Term Investments	0.4
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
39

The Hartford Small Company Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	30.50%	22.84%	15.11%
Class A2	23.32%	21.46%	14.46%
Class C1	29.39%	21.86%	14.24%
Class C3	28.39%	21.86%	14.24%
Class I1	30.84%	23.16%	15.40%
Class R3[1]	30.04%	22.54%	14.86%
Class R4[1]	30.46%	22.91%	15.21%
Class R5[1]	30.85%	23.27%	15.56%
Class R6[1]	30.97%	23.36%	15.65%
Class Y1	30.92%	23.31%	15.63%
Class F1	30.98%	23.32%	15.48%
Russell 2000 Growth Index	38.45%	17.90%	14.57%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.32%	1.32%
Class C	2.14%	2.14%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.01%	1.01%
Class R6	0.90%	0.90%
Class Y	0.96%	0.96%
Class F	0.90%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

40

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Ranjit Ramachandran, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned 30.50%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 38.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 45.31% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Small-cap growth equities outperformed the broader market during this period. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Returns varied by market cap during the period. Small-cap equities, as measured by the Russell 2000 Index, outperformed large-cap equities, as measured by the Russell 1000 Index, and mid-cap equities, as measured by the Russell Midcap Index. Narrowing the focus to small caps, value led growth by over +2500 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices, as cyclicals benefited from excitement around the reopening of the economy. To provide some context, the magnitude of value’s outperformance versus growth over the past year is something that has not been seen since the technology, media and telecommunications (TMT) bubble burst in the early 2000s.
All eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+183%), Industrials (+61%), and Information Technology (+55%) sectors increased the most, while the Healthcare (+15%), Communication Services (+32%), and Consumer Staples (+32%) sectors lagged the broader index.
During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection in the Healthcare, Industrials, and Consumer Discretionary sectors detracted from relative performance, partially offset by stronger selection in the Information Technology and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, contributed positively to relative performance, primarily driven by the Fund’s overweight allocation to the Information Technology and Consumer Discretionary sectors.
The top detractors from relative performance during the period included Ollie’s Bargain Outlet (Consumer Discretionary), Chegg (Consumer Discretionary), and Multiplan (Healthcare). Shares of Ollie’s Bargain Outlet fell during the period as investors reacted negatively to the discount retailer’s second-quarter earnings report. Results were weak against last year’s record results, when the company benefited from the initial retail backdrop stemming from the coronavirus pandemic by keeping its stores open. Additionally, Ollie’s

41

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

cut its margin forecast for the full year, citing significantly higher supply chain costs in the second half. Shares of Chegg, an online education platform, lagged the Russell 2000 Growth Index over the period. In some ways, the market has viewed the stock as a beneficiary of the conditions surrounding the coronavirus pandemic, which allowed it to increase subscriptions and combat password sharing more effectively in a remote learning environment. The concern was that a return to a more normal education setting could mark a slowing of growth. We sold the Fund’s position at the end of the period on concerns around slowing subscriber additions. Shares of Multiplan, a digital cost management solutions provider to the healthcare industry, traded down after a key client was rumored to have plans to leave the provider. Top absolute detractors from the Fund’s performance for the period included The RealReal (Consumer Discretionary) and Bandwidth (Communication Services).
By contrast, some of the top contributors to relative performance included Perficient (Information Technology), Western Alliance Bancorp (Financials), and Skillz (Communication Services). The share price of Perficient, a digital consultancy firm, rose during the period after posting strong second-quarter fiscal year 2021 results and raising its outlook. The company won larger contracts with existing clients, reinforcing its ability to maintain competitive advantages and its “land and expand” model. We trimmed the Fund’s position to manage exposure but remained overweight at the end of the period. Shares of Western Alliance Bancorp, a bank holding company serving clients in Nevada, Arizona, and California, rose after management reported strong results over the period. Both loan and deposits showed robust growth and net interest income beat consensus expectations on the back of improving credit trends. Western Alliance’s acquisition of AmeriHome was viewed as accretive to projected 2022 earnings including cross-selling opportunities in the consumer direct channel. Finally, the share price of Skillz, a mobile game platform, rose following its trading debut in December 2020. The Fund exited the position in February after market exuberance caused valuations to become stretched. Top absolute contributors to the Fund’s performance for the period included Perficient (Information Technology) and Western Alliance Bancorp (Financials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Toward the end of the period, we began trimming or eliminating equities in the Fund that performed strongly and, in many cases, benefitted from the re-opening of the economy. This corresponds to the Fund’s reduced exposure in the Consumer Discretionary and Industrials sectors, using these segments as a source of funds to add to the Fund’s exposure within select areas of the Information Technology (payments, software, etc.) and Healthcare sectors where we are finding better opportunities in our up/down valuation framework in our view.
As of the end of the period, we believe the Fund maintained a good degree of balance with a nice mix of strong, secular growers as well as some cyclically oriented exposures more tied to a continued economic recovery. We avoid leaning too heavily on any one scenario, instead letting our upside/downside valuation framework to seek to guide us to the best opportunities at a given point in time.
At the end of the period, the Fund’s largest overweights were to the Information Technology, Consumer Discretionary, and Communication Services sectors, while the Fund’s largest underweights were to the Consumer Staples, Healthcare, and Materials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.1%
Consumer Discretionary	16.3
Energy	2.3
Financials	6.5
Health Care	24.9
Industrials	12.8
Information Technology	28.6
Materials	0.7
Real Estate	2.6
Total	98.8%
Short-Term Investments	3.2
Other Assets & Liabilities	(2.0)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
42

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

43

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 1,037.80	$ 5.29	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class C	$ 1,000.00	$ 1,033.90	$ 9.33	$ 1,000.00	$ 1,016.03	$ 9.25	1.82%
Class I	$ 1,000.00	$ 1,039.20	$ 3.96	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class R3	$ 1,000.00	$ 1,035.80	$ 7.24	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 1,037.40	$ 5.65	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 1,039.30	$ 4.11	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R6	$ 1,000.00	$ 1,039.70	$ 3.55	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 1,039.20	$ 4.11	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 1,039.70	$ 3.55	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 1,092.70	$ 3.69	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class C	$ 1,000.00	$ 1,088.80	$ 7.63	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 1,094.20	$ 2.43	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R3	$ 1,000.00	$ 1,090.90	$ 5.64	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R4	$ 1,000.00	$ 1,092.50	$ 3.85	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R5	$ 1,000.00	$ 1,094.10	$ 2.48	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%
Class R6	$ 1,000.00	$ 1,094.60	$ 1.90	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 1,094.20	$ 2.32	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class F	$ 1,000.00	$ 1,094.80	$ 1.90	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
44

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 1,086.00	$ 5.05	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 1,081.60	$ 9.13	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,087.20	$ 3.79	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R3	$ 1,000.00	$ 1,083.70	$ 7.14	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 1,085.40	$ 5.36	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Class R5	$ 1,000.00	$ 1,087.20	$ 3.84	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R6	$ 1,000.00	$ 1,088.00	$ 3.32	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 1,087.50	$ 3.53	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class F	$ 1,000.00	$ 1,087.70	$ 3.32	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 1,067.60	$ 5.11	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 1,063.00	$ 9.05	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,068.50	$ 3.86	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R3	$ 1,000.00	$ 1,065.30	$ 7.08	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 1,067.00	$ 5.42	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class R5	$ 1,000.00	$ 1,068.60	$ 3.96	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class R6	$ 1,000.00	$ 1,069.00	$ 3.39	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 1,068.40	$ 3.86	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class F	$ 1,000.00	$ 1,068.90	$ 3.39	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 1,052.90	$ 5.48	$ 1,000.00	$ 1,019.86	$ 5.40	1.06%
Class C	$ 1,000.00	$ 1,048.80	$ 9.45	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 1,054.20	$ 4.30	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class R3	$ 1,000.00	$ 1,050.90	$ 7.50	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 1,052.60	$ 5.90	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 1,054.20	$ 4.35	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R6	$ 1,000.00	$ 1,054.80	$ 3.83	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,054.00	$ 4.45	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class F	$ 1,000.00	$ 1,054.70	$ 3.78	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 1,045.80	$ 6.39	$ 1,000.00	$ 1,018.95	$ 6.31	1.24%
Class C	$ 1,000.00	$ 1,041.50	$ 10.34	$ 1,000.00	$ 1,015.07	$ 10.21	2.01%
Class I	$ 1,000.00	$ 1,047.00	$ 5.11	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 1,043.70	$ 8.19	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class R4	$ 1,000.00	$ 1,045.30	$ 6.65	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R5	$ 1,000.00	$ 1,046.90	$ 5.21	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 1,047.40	$ 4.59	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class Y	$ 1,000.00	$ 1,046.90	$ 5.11	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class F	$ 1,000.00	$ 1,047.60	$ 4.59	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 1,000.30	$ 5.45	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class C	$ 1,000.00	$ 996.10	$ 9.26	$ 1,000.00	$ 1,015.93	$ 9.35	1.84%
Class I	$ 1,000.00	$ 1,001.00	$ 4.34	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R3	$ 1,000.00	$ 998.30	$ 7.35	$ 1,000.00	$ 1,017.85	$ 7.43	1.46%
Class R4	$ 1,000.00	$ 999.80	$ 5.75	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 1,001.30	$ 4.19	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class R6	$ 1,000.00	$ 1,001.90	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,001.70	$ 3.88	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class F	$ 1,000.00	$ 1,002.10	$ 3.68	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
45

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 1,027.20	$ 5.98	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class C	$ 1,000.00	$ 1,023.70	$ 9.84	$ 1,000.00	$ 1,015.48	$ 9.80	1.93%
Class I	$ 1,000.00	$ 1,029.10	$ 4.30	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R3	$ 1,000.00	$ 1,025.10	$ 7.66	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 1,026.70	$ 6.08	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class R5	$ 1,000.00	$ 1,028.30	$ 4.60	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 1,028.80	$ 4.55	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class F	$ 1,000.00	$ 1,029.10	$ 3.94	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Hartford Quality Value Fund
Class A	$ 1,000.00	$ 1,067.50	$ 5.00	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 1,063.70	$ 8.89	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 1,069.30	$ 3.34	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class R3	$ 1,000.00	$ 1,066.30	$ 6.15	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R4	$ 1,000.00	$ 1,068.00	$ 4.59	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R5	$ 1,000.00	$ 1,069.30	$ 3.29	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 1,070.40	$ 2.40	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 1,070.10	$ 2.97	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class F	$ 1,000.00	$ 1,070.40	$ 2.40	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 1,004.80	$ 5.91	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class C	$ 1,000.00	$ 1,001.50	$ 9.33	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 1,006.60	$ 4.25	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R3	$ 1,000.00	$ 1,003.20	$ 7.52	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R4	$ 1,000.00	$ 1,004.90	$ 5.86	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class R5	$ 1,000.00	$ 1,006.30	$ 4.45	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R6	$ 1,000.00	$ 1,006.90	$ 3.84	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class Y	$ 1,000.00	$ 1,006.60	$ 4.15	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class F	$ 1,000.00	$ 1,007.00	$ 3.84	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 979.50	$ 6.44	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class C	$ 1,000.00	$ 976.20	$ 10.21	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 981.00	$ 4.89	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R3	$ 1,000.00	$ 979.60	$ 7.19	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 980.60	$ 5.99	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 981.90	$ 4.50	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 981.90	$ 4.00	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 982.60	$ 4.25	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 982.40	$ 4.00	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 984.40	$ 6.15	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%
Class C	$ 1,000.00	$ 980.00	$ 10.18	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%
Class I	$ 1,000.00	$ 985.50	$ 4.85	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R3	$ 1,000.00	$ 982.40	$ 7.94	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class R4	$ 1,000.00	$ 984.00	$ 6.35	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 985.20	$ 4.95	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R6	$ 1,000.00	$ 986.10	$ 4.31	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class Y	$ 1,000.00	$ 985.80	$ 4.60	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 985.90	$ 4.25	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
46

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1%
	Automobiles & Components - 0.8%
664,770	Arrival S.A.*(1)	$ 10,988,648
2,017,201	Ford Motor Co.*	34,453,793
172,302	Thor Industries, Inc.	17,567,912
		63,010,353
	Banks - 2.1%
873,529	Bank of America Corp.	41,737,216
174,665	JP Morgan Chase & Co.	29,673,837
395,825	Western Alliance Bancorp	45,951,324
765,505	Zions Bancorp NA	48,219,160
		165,581,537
	Capital Goods - 7.6%
524,137	AerCap Holdings N.V.*	30,945,048
679,995	Colfax Corp.*	35,101,342
377,567	Emerson Electric Co.	36,627,775
258,433	Fortive Corp.	19,565,962
101,646	General Dynamics Corp.	20,608,727
806,800	HF Global, Inc.*(2)(3)(4)	16,039,184
498,263	Ingersoll Rand, Inc.*	26,786,619
890,488	JELD-WEN Holding, Inc.*	24,408,276
779,388	Johnson Controls International plc	57,183,698
572,018	Kennametal, Inc.	22,737,715
223,263	Lockheed Martin Corp.	74,194,760
267,220	Middleby Corp.*	48,751,617
208,954	Northrop Grumman Corp.	74,642,548
317,192	Raytheon Technologies Corp.	28,185,681
321,478	SPX FLOW, Inc.	24,017,621
546,415	Westinghouse Air Brake Technologies Corp.	49,576,233
		589,372,806
	Commercial & Professional Services - 2.3%
277,564	Clean Harbors, Inc.*	31,237,053
289,958	Copart, Inc.*	45,027,578
252,370	CoStar Group, Inc.*	21,716,438
486,303	Leidos Holdings, Inc.	48,620,574
211,674	Waste Management, Inc.	33,916,525
		180,518,168
	Consumer Durables & Apparel - 3.3%
140,936	Garmin Ltd.	20,238,409
179,331	Lennar Corp. Class A	17,920,547
102,361	Lululemon Athletica, Inc.*	47,701,250
472,484	NIKE, Inc. Class B	79,041,848
4,606	NVR, Inc.*	22,545,449
509,847	Steven Madden Ltd.	22,994,100
914,456	Under Armour, Inc. Class A*	20,081,454
828,040	Under Armour, Inc. Class C*	15,633,395
106,955	VF Corp.	7,794,880
		253,951,332
	Consumer Services - 4.9%
387,949	Airbnb, Inc. Class A*	66,207,376
24,566	Booking Holdings, Inc.*	59,468,882
1,472,422	Denny's Corp.*	23,411,510
604,928	DraftKings, Inc. Class A*	28,183,596
263,148	Las Vegas Sands Corp.*	10,212,774
383,161	McDonald's Corp.	94,085,184
402,209	Penn National Gaming, Inc.*	28,798,164
654,272	Six Flags Entertainment Corp.*	26,910,207
220,781	Wyndham Hotels & Resorts, Inc.	18,649,371
212,392	Yum! Brands, Inc.	26,536,256
		382,463,320
	Diversified Financials - 3.1%
475,100	American Express Co.	82,562,878
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Diversified Financials - 3.1% - (continued)
629,593	Bank of New York Mellon Corp.	$ 37,271,906
32,045	BlackRock, Inc.	30,233,176
406,987	Charles Schwab Corp.	33,385,144
436,147	Synchrony Financial	20,259,028
564,511	Voya Financial, Inc.	39,385,932
		243,098,064
	Energy - 1.0%
829,683	Coterra Energy, Inc.	17,688,841
533,020	Diamondback Energy, Inc.	57,134,414
		74,823,255
	Food & Staples Retailing - 0.7%
839,259	U.S. Foods Holding Corp.*	29,097,109
144,204	Walmart, Inc.	21,546,962
		50,644,071
	Food, Beverage & Tobacco - 4.6%
444,353	Altria Group, Inc.	19,600,411
1,156,311	Coca-Cola Co.	65,181,251
184,005	Constellation Brands, Inc. Class A	39,894,124
1,477,519	Diageo plc	73,509,066
459,484	General Mills, Inc.	28,396,111
531,044	PepsiCo., Inc.	85,816,710
442,451	Philip Morris International, Inc.	41,829,318
59,656	Sovos Brands, Inc.*	964,041
		355,191,032
	Health Care Equipment & Services - 8.5%
82,186	ABIOMED, Inc.*	27,289,039
345,312	Acadia Healthcare Co., Inc.*	21,409,344
40,617	agilon health, Inc.*	995,117
582,134	Baxter International, Inc.	45,965,301
47,430	Becton Dickinson and Co.	11,363,754
252,450	Boston Scientific Corp.*	10,888,168
202,292	Cerner Corp.	15,028,273
141,770	Danaher Corp.	44,199,633
62,373	DexCom, Inc.*	38,871,477
465,603	Encompass Health Corp.	29,593,727
430,793	GoodRx Holdings, Inc. Class A*(1)	19,213,368
148,363	Insulet Corp.*	45,995,497
392,973	Integra LifeSciences Holdings Corp.*	26,116,986
137,483	Laboratory Corp. of America Holdings*	39,460,371
663,304	Medtronic plc	79,503,617
120,296	Molina Healthcare, Inc.*	35,573,933
285,970	Oak Street Health, Inc.*	13,506,363
95,855	Stryker Corp.	25,504,140
61,817	Teleflex, Inc.	22,064,960
188,241	UnitedHealth Group, Inc.	86,679,333
53,345	Veeva Systems, Inc. Class A*	16,910,898
		656,133,299
	Household & Personal Products - 2.2%
1,160,082	Colgate-Palmolive Co.	88,386,648
90,304	Kimberly-Clark Corp.	11,693,465
486,459	Procter & Gamble Co.	69,558,772
		169,638,885
	Insurance - 4.8%
1,047,661	Aflac, Inc.	56,227,966
51,037	Alleghany Corp.*	33,244,481
199,305	Assurant, Inc.	32,149,890
460,827	Chubb Ltd.	90,036,379
823,580	CNO Financial Group, Inc.	19,881,221
132,676	Globe Life, Inc.	11,810,818
187,300	Hanover Insurance Group, Inc.	23,599,800

The accompanying notes are an integral part of these financial statements.
47

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Insurance - 4.8% - (continued)
356,874	Kemper Corp.	$ 22,654,361
498,615	Marsh & McLennan Cos., Inc.	83,168,982
		372,773,898
	Materials - 3.1%
206,624	Celanese Corp.	33,371,842
321,890	Ecolab, Inc.	71,530,396
473,977	FMC Corp.	43,136,647
298,315	Linde plc*	95,222,148
		243,261,033
	Media & Entertainment - 7.7%
620,159	Activision Blizzard, Inc.	48,490,232
70,377	Alphabet, Inc. Class A*	208,380,667
12,627	Charter Communications, Inc. Class A*	8,521,836
287,084	Facebook, Inc. Class A*	92,891,770
148,050	Match Group, Inc.*	22,322,979
640,676	Omnicom Group, Inc.	43,617,222
273,367	Pinterest, Inc. Class A*	12,203,103
65,485	Roku, Inc.*	19,966,376
631,331	Snap, Inc. Class A*	33,195,384
167,956	Spotify Technology S.A.*	48,606,466
290,430	Twitter, Inc.*	15,549,622
144,393	Walt Disney Co.*	24,412,525
260,426	ZoomInfo Technologies, Inc.*	17,505,836
		595,664,018
	Pharmaceuticals, Biotechnology & Life Sciences - 4.6%
118,041	Allakos, Inc.*	11,872,564
436,529	Elanco Animal Health, Inc.*	14,353,073
74,928	Eli Lilly & Co.	19,088,657
282,818	Exact Sciences Corp.*	26,929,930
222,388	Heron Therapeutics, Inc.*	2,448,492
97,522	Illumina, Inc.*	40,477,481
534,026	Johnson & Johnson	86,982,155
169,398	Kodiak Sciences, Inc.*	19,834,812
1,879,297	Pfizer, Inc.	82,200,451
442,534	PTC Therapeutics, Inc.*	16,785,315
31,892	Reata Pharmaceuticals, Inc. Class A*	3,061,951
92,976	Seagen, Inc.*	16,394,458
89,982	Vertex Pharmaceuticals, Inc.*	16,640,371
		357,069,710
	Real Estate - 4.1%
147,020	American Tower Corp. REIT	41,455,229
336,254	Americold Realty Trust REIT	9,909,405
169,690	Crown Castle International Corp. REIT	30,595,107
720,840	Gaming and Leisure Properties, Inc. REIT	34,953,532
868,149	Invitation Homes, Inc. REIT	35,811,146
272,537	Prologis, Inc. REIT	39,506,964
277,765	Redfin Corp.*(1)	14,260,455
452,660	Ryman Hospitality Properties, Inc. REIT*	38,720,536
678,935	STORE Capital Corp. REIT	23,307,839
1,049,047	VICI Properties, Inc. REIT	30,789,530
186,393	Welltower, Inc. REIT	14,985,997
59,721	WeWork, Inc.*(1)	609,751
		314,905,491
	Retailing - 5.9%
18,984	Amazon.com, Inc.*	64,022,211
15,610	AutoZone, Inc.*	27,861,352
656,325	Chewy, Inc. Class A*(1)	49,749,435
135,953	Dollar General Corp.	30,116,309
107,894	Etsy, Inc.*	27,047,947
134,658	Five Below, Inc.*	26,568,023
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Retailing - 5.9% - (continued)
647,301	Honest Co., Inc.*(2)(5)	$ 5,919,568
90,616	Lowe's Cos., Inc.	21,187,833
12,011	MercadoLibre, Inc.*	17,788,531
124,289	Ollie's Bargain Outlet Holdings, Inc.*	8,409,394
282,959	Ross Stores, Inc.	32,030,959
1,480,520	TJX Cos., Inc.	96,959,255
316,327	Tory Burch LLC*(2)(3)(4)	16,730,518
86,737	Ulta Salon Cosmetics & Fragrance, Inc.*	31,863,704
		456,255,039
	Semiconductors & Semiconductor Equipment - 3.9%
690,461	Advanced Micro Devices, Inc.*	83,014,126
385,825	First Solar, Inc.*	46,140,812
484,917	Marvell Technology, Inc.	33,216,814
273,540	MKS Instruments, Inc.	41,044,677
66,129	SolarEdge Technologies, Inc.*	23,454,634
182,127	Texas Instruments, Inc.	34,145,170
768,733	Tower Semiconductor Ltd.*	24,499,521
72,200	Universal Display Corp.	13,227,040
		298,742,794
	Software & Services - 14.1%
103,958	Accenture plc Class A	37,299,091
239,743	ANSYS, Inc.*	91,001,648
194,005	Avalara, Inc.*	34,851,058
20,900	Dynatrace, Inc.*	1,567,500
61,824	Fair Isaac Corp.*	24,618,317
100,753	Five9, Inc.*	15,919,981
190,677	FleetCor Technologies, Inc.*	47,175,397
502,089	Genpact Ltd.	24,778,092
204,313	Global Payments, Inc.	29,214,716
203,233	Guidewire Software, Inc.*	25,552,485
511,777	International Business Machines Corp.	64,023,303
148,301	Mastercard, Inc. Class A	49,757,951
199,732	Microsoft Corp.	66,235,126
47,485	MongoDB, Inc.*	24,753,456
842,986	Oracle Corp.	80,876,077
81,619	Paycom Software, Inc.*	44,714,969
24,184	Q2 Holdings, Inc.*	1,897,477
192,836	Rapid7, Inc.*	24,827,635
84,843	RingCentral, Inc. Class A*	20,683,027
322,059	salesforce.com, Inc.*	96,517,862
3,273,121	Sharecare, Inc.*(2)(5)	23,887,237
12,640	Sharecare, Inc. Earnout*(2)(5)	37,515
163,673	Square, Inc. Class A*	41,654,778
428,848	Tenable Holdings, Inc.*	22,836,156
246,300	Varonis Systems, Inc.*	15,945,462
301,945	Visa, Inc. Class A	63,942,893
1,079,168	Western Union Co.	19,662,441
130,900	WEX, Inc.*	19,595,730
256,827	Workday, Inc. Class A*	74,474,693
		1,088,302,073
	Technology Hardware & Equipment - 4.3%
137,323	Arista Networks, Inc.*	56,259,860
94,514	Arrow Electronics, Inc.*	10,939,996
132,094	CDW Corp.	24,655,345
1,790,802	Cisco Systems, Inc.	100,231,188
160,458	F5 Networks, Inc.*	33,880,707
1,397,747	Flex Ltd.*	23,621,924
352,985	II-VI, Inc.*	21,359,122

The accompanying notes are an integral part of these financial statements.
48

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Technology Hardware & Equipment - 4.3% - (continued)
402,825	Lumentum Holdings, Inc.*	$ 33,265,289
132,495	Rogers Corp.*	26,647,394
		330,860,825
	Transportation - 2.3%
130,064	J.B. Hunt Transport Services, Inc.	25,647,320
53,039	Southwest Airlines Co.*	2,507,684
625,957	Uber Technologies, Inc.*	27,429,436
271,858	Union Pacific Corp.	65,626,521
259,641	United Parcel Service, Inc. Class B	55,425,564
		176,636,525
	Utilities - 0.2%
391,711	CenterPoint Energy, Inc.	10,200,154
24,699	Duke Energy Corp.	2,519,545
		12,719,699
	Total Common Stocks (cost $5,480,324,260)	$ 7,431,617,227
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$ 689,861
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(2)(3)(4)	1,263,567
77,707	Lookout, Inc. Series F*(2)(3)(4)	707,911
		1,971,478
	Total Convertible Preferred Stocks (cost $2,457,101)	$ 2,661,339
EXCHANGE-TRADED FUNDS - 1.5%
	Other Investment Pools & Funds - 1.5%
374,367	iShares Russell 1000 Growth ETF	$ 111,561,366
	Total Exchange-Traded Funds (cost $104,105,756)	$ 111,561,366
	Total Long-Term Investments (Cost $5,586,887,117)	$ 7,545,839,932
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.1%
	Repurchase Agreements - 2.2%
$ 168,581,979	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $168,582,119; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $171,953,653		$ 168,581,979
	Securities Lending Collateral - 0.9%
444,477	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		444,477
68,236,565	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		68,236,565
4,898,882	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		4,898,882
			73,579,924
	Total Short-Term Investments (cost $242,161,903)		$ 242,161,903
	Total Investments (cost $5,829,049,020)	100.7%	$ 7,788,001,835
	Other Assets and Liabilities	(0.7)%	(52,815,623)
	Total Net Assets	100.0%	$ 7,735,186,212
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $65,275,361, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.
49

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

(3)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $35,431,041 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 1,263,567
06/2015	HF Global, Inc.	806,800	10,846,942	16,039,184
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	707,911
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	689,861
11/2013	Tory Burch LLC	316,327	24,792,580	16,730,518
			$ 38,096,623	$ 35,431,041

(4)	Investment valued using significant unobservable inputs.
(5)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $29,844,320 or 0.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	647,301	$ 13,487,047	$ 5,919,568
03/2015	Sharecare, Inc.	3,273,121	11,759,882	23,887,237
07/2021	Sharecare, Inc. Earnout	12,640	—	37,515
			$ 25,246,929	$ 29,844,320

(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI	596	12/17/2021	$ 188,794,920	$ 6,601,053
Total futures contracts				$ 6,601,053
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
50

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 63,010,353	$ 63,010,353	$ —	$ —
Banks	165,581,537	165,581,537	—	—
Capital Goods	589,372,806	573,333,622	—	16,039,184
Commercial & Professional Services	180,518,168	180,518,168	—	—
Consumer Durables & Apparel	253,951,332	253,951,332	—	—
Consumer Services	382,463,320	382,463,320	—	—
Diversified Financials	243,098,064	243,098,064	—	—
Energy	74,823,255	74,823,255	—	—
Food & Staples Retailing	50,644,071	50,644,071	—	—
Food, Beverage & Tobacco	355,191,032	281,681,966	73,509,066	—
Health Care Equipment & Services	656,133,299	656,133,299	—	—
Household & Personal Products	169,638,885	169,638,885	—	—
Insurance	372,773,898	372,773,898	—	—
Materials	243,261,033	243,261,033	—	—
Media & Entertainment	595,664,018	595,664,018	—	—
Pharmaceuticals, Biotechnology & Life Sciences	357,069,710	357,069,710	—	—
Real Estate	314,905,491	314,905,491	—	—
Retailing	456,255,039	433,604,953	5,919,568	16,730,518
Semiconductors & Semiconductor Equipment	298,742,794	298,742,794	—	—
Software & Services	1,088,302,073	1,064,377,321	23,924,752	—
Technology Hardware & Equipment	330,860,825	330,860,825	—	—
Transportation	176,636,525	176,636,525	—	—
Utilities	12,719,699	12,719,699	—	—
Convertible Preferred Stocks	2,661,339	—	—	2,661,339
Exchange-Traded Funds	111,561,366	111,561,366	—	—
Short-Term Investments	242,161,903	73,579,924	168,581,979	—
Futures Contracts(2)	6,601,053	6,601,053	—	—
Total	$ 7,794,602,888	$ 7,487,236,482	$ 271,935,365	$ 35,431,041

(1)	For the year ended October 31, 2021, investments valued at $24,616,180 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
51

Hartford Core Equity Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.7%
4,216,780	Ford Motor Co.	$ 72,022,602
130,186	Tesla, Inc.*	145,027,204
		217,049,806
	Banks - 6.3%
6,540,939	Bank of America Corp.	312,526,066
1,870,925	JP Morgan Chase & Co.	317,851,448
785,029	PNC Financial Services Group, Inc.	165,664,670
		796,042,184
	Capital Goods - 5.8%
920,873	AMETEK, Inc.	121,923,585
336,942	Deere & Co.	115,338,616
1,283,179	Fortune Brands Home & Security, Inc.	130,114,351
493,475	IDEX Corp.	109,832,731
469,622	Illinois Tool Works, Inc.	107,012,765
1,628,970	Raytheon Technologies Corp.	144,750,274
		728,972,322
	Commercial & Professional Services - 2.6%
509,244	Equifax, Inc.	141,279,563
1,213,493	Leidos Holdings, Inc.	121,325,030
530,571	Republic Services, Inc.	71,414,857
		334,019,450
	Consumer Durables & Apparel - 2.3%
1,007,926	NIKE, Inc. Class B	168,615,941
1,767,404	VF Corp.	128,808,403
		297,424,344
	Consumer Services - 2.6%
438,692	Airbnb, Inc. Class A*	74,867,177
38,316	Booking Holdings, Inc.*	92,754,606
639,955	McDonald's Corp.	157,140,950
		324,762,733
	Diversified Financials - 5.3%
1,043,602	American Express Co.	181,357,156
161,168	BlackRock, Inc.	152,055,561
1,544,009	Charles Schwab Corp.	126,655,058
2,112,381	Morgan Stanley	217,110,519
		677,178,294
	Energy - 1.3%
1,830,293	EOG Resources, Inc.	169,228,891
	Food & Staples Retailing - 1.2%
1,025,459	Walmart, Inc.	153,224,084
	Food, Beverage & Tobacco - 1.9%
667,944	Constellation Brands, Inc. Class A	144,816,939
1,194,897	Monster Beverage Corp.*	101,566,245
		246,383,184
	Health Care Equipment & Services - 8.3%
911,149	Abbott Laboratories	117,437,995
1,454,354	Baxter International, Inc.	114,835,792
482,675	Becton Dickinson and Co.	115,644,103
553,840	Danaher Corp.	172,670,697
1,478,019	Hologic, Inc.*	108,353,573
369,372	Laboratory Corp. of America Holdings*	106,017,151
678,234	UnitedHealth Group, Inc.	312,306,410
		1,047,265,721
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Household & Personal Products - 2.8%
1,419,455	Colgate-Palmolive Co.	$ 108,148,276
1,703,919	Procter & Gamble Co.	243,643,378
		351,791,654
	Insurance - 1.0%
631,912	Chubb Ltd.	123,462,967
	Materials - 1.1%
843,470	PPG Industries, Inc.	135,435,978
	Media & Entertainment - 11.7%
255,088	Alphabet, Inc. Class A*	755,295,161
909,359	Facebook, Inc. Class A*	294,241,292
296,130	Netflix, Inc.*	204,421,500
1,343,360	Walt Disney Co.*	227,121,875
		1,481,079,828
	Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
764,948	Eli Lilly & Co.	194,878,152
2,459,852	Merck & Co., Inc.	216,589,969
227,712	Regeneron Pharmaceuticals, Inc.*	145,722,017
331,672	Thermo Fisher Scientific, Inc.	209,971,593
		767,161,731
	Real Estate - 1.7%
464,477	American Tower Corp. REIT	130,968,580
1,677,033	Gaming and Leisure Properties, Inc. REIT	81,319,330
		212,287,910
	Retailing - 5.3%
145,247	Amazon.com, Inc.*	489,835,340
2,813,031	TJX Cos., Inc.	184,225,400
		674,060,740
	Semiconductors & Semiconductor Equipment - 4.8%
1,031,633	Advanced Micro Devices, Inc.*	124,033,235
307,018	KLA Corp.	114,444,030
814,518	QUALCOMM, Inc.	108,363,475
559,651	Teradyne, Inc.	77,366,154
1,003,300	Texas Instruments, Inc.	188,098,684
		612,305,578
	Software & Services - 11.7%
869,108	Fidelity National Information Services, Inc.	96,245,020
575,418	Global Payments, Inc.	82,279,020
931,438	GoDaddy, Inc. Class A*	64,427,566
526,297	Mastercard, Inc. Class A	176,583,169
2,195,575	Microsoft Corp.	728,096,582
717,178	salesforce.com, Inc.*	214,931,075
395,406	Workday, Inc. Class A*	114,659,832
		1,477,222,264
	Technology Hardware & Equipment - 9.6%
3,997,148	Apple, Inc.	598,772,771
648,636	CDW Corp.	121,067,909
3,416,709	Corning, Inc.	121,532,339
424,001	F5 Networks, Inc.*	89,527,811
695,267	Motorola Solutions, Inc.	172,836,424
1,265,221	NetApp, Inc.	112,984,235
		1,216,721,489
	Telecommunication Services - 1.0%
2,382,342	Verizon Communications, Inc.	126,240,303

The accompanying notes are an integral part of these financial statements.
52

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.1% - (continued)
	Transportation - 1.0%
563,667	FedEx Corp.		$ 132,760,488
	Utilities - 2.0%
1,535,596	American Electric Power Co., Inc.		130,080,337
1,145,031	Duke Energy Corp.		116,804,612
			246,884,949
	Total Common Stocks (cost $7,636,774,973)		$ 12,548,966,892
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
$ 72,985,489	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $72,985,550; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $74,445,202		$ 72,985,489
	Total Short-Term Investments (cost $72,985,489)		$ 72,985,489
	Total Investments (cost $7,709,760,462)	99.7%	$ 12,621,952,381
	Other Assets and Liabilities	0.3%	42,672,568
	Total Net Assets	100.0%	$ 12,664,624,949
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 217,049,806	$ 217,049,806	$ —	$ —
Banks	796,042,184	796,042,184	—	—
Capital Goods	728,972,322	728,972,322	—	—
Commercial & Professional Services	334,019,450	334,019,450	—	—
Consumer Durables & Apparel	297,424,344	297,424,344	—	—
Consumer Services	324,762,733	324,762,733	—	—
Diversified Financials	677,178,294	677,178,294	—	—
Energy	169,228,891	169,228,891	—	—
Food & Staples Retailing	153,224,084	153,224,084	—	—
Food, Beverage & Tobacco	246,383,184	246,383,184	—	—
Health Care Equipment & Services	1,047,265,721	1,047,265,721	—	—
Household & Personal Products	351,791,654	351,791,654	—	—
Insurance	123,462,967	123,462,967	—	—
Materials	135,435,978	135,435,978	—	—
Media & Entertainment	1,481,079,828	1,481,079,828	—	—
Pharmaceuticals, Biotechnology & Life Sciences	767,161,731	767,161,731	—	—
Real Estate	212,287,910	212,287,910	—	—
Retailing	674,060,740	674,060,740	—	—
Semiconductors & Semiconductor Equipment	612,305,578	612,305,578	—	—
Software & Services	1,477,222,264	1,477,222,264	—	—
Technology Hardware & Equipment	1,216,721,489	1,216,721,489	—	—
Telecommunication Services	126,240,303	126,240,303	—	—
Transportation	132,760,488	132,760,488	—	—
Utilities	246,884,949	246,884,949	—	—
Short-Term Investments	72,985,489	—	72,985,489	—
Total	$ 12,621,952,381	$ 12,548,966,892	$ 72,985,489	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
53

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Banks - 7.2%
7,836,529	Bank of America Corp.	$ 374,429,355
2,711,967	JP Morgan Chase & Co.	460,736,074
1,068,329	PNC Financial Services Group, Inc.	225,449,469
		1,060,614,898
	Capital Goods - 6.4%
713,083	General Dynamics Corp.	144,577,578
2,247,469	Ingersoll Rand, Inc.*	120,823,933
1,638,652	Johnson Controls International plc	120,227,897
476,687	Lockheed Martin Corp.	158,412,624
2,121,335	Otis Worldwide Corp.	170,364,414
2,502,303	Raytheon Technologies Corp.	222,354,645
		936,761,091
	Commercial & Professional Services - 1.1%
1,010,769	Waste Management, Inc.	161,955,517
	Consumer Services - 2.4%
1,302,328	Hilton Worldwide Holdings, Inc.*	187,470,116
646,590	McDonald's Corp.	158,770,174
		346,240,290
	Diversified Financials - 6.4%
1,286,704	American Express Co.	223,603,421
177,313	BlackRock, Inc.	167,287,723
2,512,105	Charles Schwab Corp.	206,067,973
1,061,074	Northern Trust Corp.	130,554,545
445,150	S&P Global, Inc.	211,072,324
		938,585,986
	Energy - 4.2%
1,633,139	Chevron Corp.	186,978,084
2,567,884	ConocoPhillips	191,281,679
1,160,273	Marathon Petroleum Corp.	76,496,799
3,238,459	TotalEnergies SE ADR	162,279,181
		617,035,743
	Food & Staples Retailing - 2.6%
2,193,983	Sysco Corp.	168,717,293
1,469,305	Walmart, Inc.	219,543,553
		388,260,846
	Food, Beverage & Tobacco - 2.6%
3,442,168	Coca-Cola Co.	194,035,010
2,997,178	Mondelez International, Inc. Class A	182,048,592
		376,083,602
	Health Care Equipment & Services - 7.4%
445,493	Anthem, Inc.	193,847,369
744,198	Becton Dickinson and Co.	178,302,399
578,914	HCA Healthcare, Inc.	144,994,800
1,646,361	Medtronic plc	197,332,830
804,868	UnitedHealth Group, Inc.	370,617,568
		1,085,094,966
	Household & Personal Products - 0.6%
1,158,347	Colgate-Palmolive Co.	88,254,458
	Insurance - 6.4%
3,344,007	American International Group, Inc.	197,597,374
1,659,531	Chubb Ltd.	324,239,167
2,100,692	MetLife, Inc.	131,923,457
1,107,110	Principal Financial Group, Inc.	74,276,010
1,936,354	Prudential Financial, Inc.	213,095,758
		941,131,766
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Materials - 3.4%
1,286,379	Celanese Corp.	$ 207,763,072
1,869,862	FMC Corp.	170,176,141
726,769	PPG Industries, Inc.	116,697,298
		494,636,511
	Media & Entertainment - 6.1%
207,234	Alphabet, Inc. Class A*	613,603,295
5,420,503	Comcast Corp. Class A	278,776,470
		892,379,765
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
890,131	Agilent Technologies, Inc.	140,186,731
2,567,638	AstraZeneca plc ADR	160,169,258
3,094,041	Bristol-Myers Squibb Co.	180,691,994
1,763,113	Merck & Co., Inc.	155,242,100
1,923,766	Novartis AG ADR	159,210,874
6,993,925	Pfizer, Inc.	305,914,280
		1,101,415,237
	Real Estate - 3.2%
587,108	American Tower Corp. REIT	165,546,842
7,154,513	Host Hotels & Resorts, Inc. REIT*	120,410,454
535,577	Public Storage REIT	177,907,968
		463,865,264
	Retailing - 3.8%
548,210	Home Depot, Inc.	203,791,586
841,033	Lowe's Cos., Inc.	196,650,336
2,369,531	TJX Cos., Inc.	155,180,585
		555,622,507
	Semiconductors & Semiconductor Equipment - 3.3%
422,332	Broadcom, Inc.	224,541,255
1,384,389	Micron Technology, Inc.	95,661,280
857,838	Texas Instruments, Inc.	160,827,468
		481,030,003
	Software & Services - 8.7%
442,948	Accenture plc Class A	158,925,313
2,582,253	Cognizant Technology Solutions Corp. Class A	201,648,137
1,587,342	Fidelity National Information Services, Inc.	175,782,253
2,245,315	Microsoft Corp.	744,591,360
		1,280,947,063
	Technology Hardware & Equipment - 7.0%
2,516,708	Apple, Inc.	377,002,858
4,577,565	Cisco Systems, Inc.	256,206,313
3,839,831	Corning, Inc.	136,582,789
5,659,075	HP, Inc.	171,639,745
353,673	Motorola Solutions, Inc.	87,919,571
		1,029,351,276
	Telecommunication Services - 2.1%
5,729,658	Verizon Communications, Inc.	303,614,577
	Transportation - 0.6%
384,170	Union Pacific Corp.	92,738,638
	Utilities - 3.8%
1,954,147	Dominion Energy, Inc.	148,378,382
1,305,770	Duke Energy Corp.	133,201,597

The accompanying notes are an integral part of these financial statements.
54

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.8% - (continued)
	Utilities - 3.8% - (continued)
2,824,728	Exelon Corp.		$ 150,247,282
1,028,025	Sempra Energy		131,206,831
			563,034,092
	Total Common Stocks (cost $8,592,575,439)		$ 14,198,654,096
SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 2.5%
$ 369,098,764	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $ 369,099,072 ; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $ 376,480,787		$ 369,098,764
	Total Short-Term Investments (cost $369,098,764)		$ 369,098,764
	Total Investments (cost $8,961,674,203)	99.3%	$ 14,567,752,860
	Other Assets and Liabilities	0.7%	99,349,220
	Total Net Assets	100.0%	$ 14,667,102,080
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 1,060,614,898	$ 1,060,614,898	$ —	$ —
Capital Goods	936,761,091	936,761,091	—	—
Commercial & Professional Services	161,955,517	161,955,517	—	—
Consumer Services	346,240,290	346,240,290	—	—
Diversified Financials	938,585,986	938,585,986	—	—
Energy	617,035,743	617,035,743	—	—
Food & Staples Retailing	388,260,846	388,260,846	—	—
Food, Beverage & Tobacco	376,083,602	376,083,602	—	—
Health Care Equipment & Services	1,085,094,966	1,085,094,966	—	—
Household & Personal Products	88,254,458	88,254,458	—	—
Insurance	941,131,766	941,131,766	—	—
Materials	494,636,511	494,636,511	—	—
Media & Entertainment	892,379,765	892,379,765	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,101,415,237	1,101,415,237	—	—
Real Estate	463,865,264	463,865,264	—	—
Retailing	555,622,507	555,622,507	—	—
Semiconductors & Semiconductor Equipment	481,030,003	481,030,003	—	—
Software & Services	1,280,947,063	1,280,947,063	—	—
Technology Hardware & Equipment	1,029,351,276	1,029,351,276	—	—
Telecommunication Services	303,614,577	303,614,577	—	—
Transportation	92,738,638	92,738,638	—	—
Utilities	563,034,092	563,034,092	—	—
Short-Term Investments	369,098,764	—	369,098,764	—
Total	$ 14,567,752,860	$ 14,198,654,096	$ 369,098,764	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
55

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Banks - 9.1%
2,621,002	Bank of America Corp.	$ 125,231,476
911,172	JP Morgan Chase & Co.	154,799,011
400,468	PNC Financial Services Group, Inc.	84,510,762
1,265,853	Truist Financial Corp.	80,343,690
		444,884,939
	Capital Goods - 11.7%
129,505	Caterpillar, Inc.	26,420,315
94,362	Deere & Co.	32,301,056
696,743	Eaton Corp. plc	114,795,377
372,159	General Dynamics Corp.	75,455,237
342,266	Honeywell International, Inc.	74,826,193
915,601	Johnson Controls International plc	67,177,646
208,200	L3Harris Technologies, Inc.	47,998,428
161,838	Lockheed Martin Corp.	53,782,004
897,315	Raytheon Technologies Corp.	79,735,411
		572,491,667
	Consumer Services - 0.9%
174,758	McDonald's Corp.	42,911,827
	Diversified Financials - 5.5%
635,846	Ares Management Corp. Class A	53,881,590
104,769	BlackRock, Inc.	98,845,361
1,155,103	Morgan Stanley	118,721,486
		271,448,437
	Energy - 5.3%
1,236,466	ConocoPhillips	92,104,352
247,066	Phillips 66	18,475,596
506,657	Pioneer Natural Resources Co.	94,734,726
1,044,916	TC Energy Corp.	56,526,443
		261,841,117
	Food, Beverage & Tobacco - 8.0%
969,542	Archer-Daniels-Midland Co.	62,283,378
606,241	Kellogg Co.	37,162,573
1,671,319	Mondelez International, Inc. Class A	101,515,916
358,563	Nestle S.A. ADR	47,265,775
296,256	PepsiCo., Inc.	47,874,969
1,005,131	Philip Morris International, Inc.	95,025,085
		391,127,696
	Health Care Equipment & Services - 9.1%
154,078	Anthem, Inc.	67,043,960
705,979	Baxter International, Inc.	55,744,102
363,315	Becton Dickinson and Co.	87,046,641
504,783	Medtronic plc	60,503,290
379,518	UnitedHealth Group, Inc.	174,756,654
		445,094,647
	Household & Personal Products - 3.7%
352,507	Kimberly-Clark Corp.	45,646,131
652,839	Procter & Gamble Co.	93,349,449
842,571	Unilever plc ADR	45,144,954
		184,140,534
	Insurance - 6.0%
599,248	Chubb Ltd.	117,081,074
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Insurance - 6.0% - (continued)
1,634,899	MetLife, Inc.	$ 102,671,657
767,035	Progressive Corp.	72,776,281
		292,529,012
	Materials - 4.3%
459,445	Celanese Corp.	74,204,962
427,000	LyondellBasell Industries N.V. Class A	39,634,140
465,421	PPG Industries, Inc.	74,732,650
326,600	Rio Tinto plc ADR(1)	20,663,982
		209,235,734
	Media & Entertainment - 2.6%
2,438,968	Comcast Corp. Class A	125,436,124
	Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
1,114,778	AstraZeneca plc ADR	69,539,852
247,631	Eli Lilly & Co.	63,086,474
838,868	Johnson & Johnson	136,634,820
903,191	Merck & Co., Inc.	79,525,967
2,019,373	Pfizer, Inc.	88,327,375
130,633	Roche Holding AG	50,606,435
		487,720,923
	Real Estate - 2.0%
537,436	Crown Castle International Corp. REIT	96,899,711
	Retailing - 3.7%
161,394	Home Depot, Inc.	59,996,605
340,213	Lowe's Cos., Inc.	79,548,604
653,772	TJX Cos., Inc.	42,815,528
		182,360,737
	Semiconductors & Semiconductor Equipment - 2.5%
431,375	Analog Devices, Inc.	74,839,249
260,200	Texas Instruments, Inc.	48,782,296
		123,621,545
	Software & Services - 0.5%
232,700	Fidelity National Information Services, Inc.	25,769,198
	Technology Hardware & Equipment - 6.3%
2,750,672	Cisco Systems, Inc.	153,955,112
1,642,408	Corning, Inc.	58,420,452
648,020	TE Connectivity Ltd.	94,610,920
		306,986,484
	Telecommunication Services - 1.0%
930,205	Verizon Communications, Inc.	49,291,563
	Transportation - 1.0%
205,438	Union Pacific Corp.	49,592,733
	Utilities - 5.7%
557,792	American Electric Power Co., Inc.	47,250,560
688,734	Dominion Energy, Inc.	52,295,573
412,001	Duke Energy Corp.	42,028,222
1,224,048	Exelon Corp.	65,107,113

The accompanying notes are an integral part of these financial statements.
56

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.9% - (continued)
	Utilities - 5.7% - (continued)
391,665	Sempra Energy		$ 49,988,204
485,429	UGI Corp.		21,072,473
			277,742,145
	Total Common Stocks (cost $3,254,434,435)		$ 4,841,126,773
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.0%
$ 51,975,720	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $51,975,763; collateralized by U.S. Treasury Bond at 1.375%, maturing 11/15/2040, with a market value of $53,015,261		$ 51,975,720
	Securities Lending Collateral - 0.4%
110,306	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		110,306
16,934,307	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		16,934,307
1,215,759	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		1,215,759
			18,260,372
	Total Short-Term Investments (cost $70,236,092)		$ 70,236,092
	Total Investments (cost $3,324,670,527)	100.3%	$ 4,911,362,865
	Other Assets and Liabilities	(0.3)%	(16,249,967)
	Total Net Assets	100.0%	$ 4,895,112,898
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
57

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 444,884,939	$ 444,884,939	$ —	$ —
Capital Goods	572,491,667	572,491,667	—	—
Consumer Services	42,911,827	42,911,827	—	—
Diversified Financials	271,448,437	271,448,437	—	—
Energy	261,841,117	261,841,117	—	—
Food, Beverage & Tobacco	391,127,696	391,127,696	—	—
Health Care Equipment & Services	445,094,647	445,094,647	—	—
Household & Personal Products	184,140,534	184,140,534	—	—
Insurance	292,529,012	292,529,012	—	—
Materials	209,235,734	209,235,734	—	—
Media & Entertainment	125,436,124	125,436,124	—	—
Pharmaceuticals, Biotechnology & Life Sciences	487,720,923	437,114,488	50,606,435	—
Real Estate	96,899,711	96,899,711	—	—
Retailing	182,360,737	182,360,737	—	—
Semiconductors & Semiconductor Equipment	123,621,545	123,621,545	—	—
Software & Services	25,769,198	25,769,198	—	—
Technology Hardware & Equipment	306,986,484	306,986,484	—	—
Telecommunication Services	49,291,563	49,291,563	—	—
Transportation	49,592,733	49,592,733	—	—
Utilities	277,742,145	277,742,145	—	—
Short-Term Investments	70,236,092	18,260,372	51,975,720	—
Total	$ 4,911,362,865	$ 4,808,780,710	$ 102,582,155	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6%
	Automobiles & Components - 1.0%
778,371	Thor Industries, Inc.	$ 79,362,707
	Capital Goods - 2.5%
1,691,230	Johnson Controls International plc	124,085,545
450,322	Middleby Corp.*	82,156,746
		206,242,291
	Commercial & Professional Services - 3.6%
603,830	Copart, Inc.*	93,768,760
1,315,385	CoStar Group, Inc.*	113,188,879
875,064	Leidos Holdings, Inc.	87,488,899
		294,446,538
	Consumer Durables & Apparel - 4.1%
877,162	Lennar Corp. Class A	87,654,799
518,918	Lululemon Athletica, Inc.*	241,820,977
		329,475,776
	Consumer Services - 6.5%
1,206,879	Airbnb, Inc. Class A*	205,965,970
49,280	Booking Holdings, Inc.*	119,296,039
2,926,593	DraftKings, Inc. Class A*	136,349,968
916,314	Penn National Gaming, Inc.*	65,608,082
		527,220,059
	Food, Beverage & Tobacco - 1.1%
402,820	Constellation Brands, Inc. Class A	87,335,404
	Health Care Equipment & Services - 8.7%
365,287	ABIOMED, Inc.*	121,289,896
310,753	Danaher Corp.	96,883,463
293,514	DexCom, Inc.*	182,920,860
2,065,194	GoodRx Holdings, Inc. Class A*(1)	92,107,652
464,186	Insulet Corp.*	143,906,944
1,347,906	Oak Street Health, Inc.*	63,661,600
		700,770,415
	Media & Entertainment - 20.2%
206,035	Alphabet, Inc. Class A*	610,053,152
816,822	Facebook, Inc. Class A*	264,299,094
648,250	Match Group, Inc.*	97,743,135
2,865,570	Snap, Inc. Class A*	150,671,671
823,836	Spotify Technology S.A.*	238,418,138
1,409,809	Twitter, Inc.*	75,481,174
686,327	Walt Disney Co.*	116,037,306
1,237,948	ZoomInfo Technologies, Inc.*	83,214,865
		1,635,918,535
	Pharmaceuticals, Biotechnology & Life Sciences - 5.6%
209,083	Ascendis Pharma A/S ADR*	31,699,074
2,093,739	Elanco Animal Health, Inc.*	68,842,138
1,386,982	Exact Sciences Corp.*	132,068,426
455,111	Illumina, Inc.*	188,898,372
178,650	Kodiak Sciences, Inc.*	20,918,128
121,360	Reata Pharmaceuticals, Inc. Class A*(1)	11,651,774
		454,077,912
	Real Estate - 0.1%
448,214	WeWork, Inc.*(1)	4,576,265
	Retailing - 9.2%
89,268	Amazon.com, Inc.*	301,050,081
644,567	Five Below, Inc.*	127,173,069
575,034	Honest Co., Inc.*(2)(3)	5,258,686
1,293,870	Ross Stores, Inc.	146,466,084
Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6% - (continued)
	Retailing - 9.2% - (continued)
171,581	Tory Burch LLC*(2)(4)(5)	$ 9,074,918
411,626	Ulta Salon Cosmetics & Fragrance, Inc.*	151,214,927
		740,237,765
	Semiconductors & Semiconductor Equipment - 7.3%
2,162,009	Advanced Micro Devices, Inc.*	259,938,342
1,317,411	Marvell Technology, Inc.	90,242,653
475,971	MKS Instruments, Inc.	71,419,449
308,688	SolarEdge Technologies, Inc.*	109,485,460
345,750	Universal Display Corp.	63,341,400
		594,427,304
	Software & Services - 21.2%
303,467	Fair Isaac Corp.*	120,840,559
478,828	Five9, Inc.*	75,659,612
729,119	Guidewire Software, Inc.*	91,672,132
5,596,045	ironSource Ltd.*(1)	63,738,952
723,037	Mastercard, Inc. Class A	242,593,374
226,343	MongoDB, Inc.*	117,990,343
376,462	Paycom Software, Inc.*	206,244,707
685,800	Payoneer Global, Inc.*	5,177,790
413,817	RingCentral, Inc. Class A*	100,880,308
819,581	salesforce.com, Inc.*	245,620,230
778,540	Square, Inc. Class A*	198,138,430
1,165,278	Varonis Systems, Inc.*	75,440,098
578,541	Workday, Inc. Class A*	167,765,319
		1,711,761,854
	Technology Hardware & Equipment - 2.5%
492,886	Arista Networks, Inc.*	201,930,465
	Total Common Stocks (cost $5,737,128,894)	$ 7,567,783,290
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Commercial & Professional Services - 0.1%
470,535	Rubicon Global Holdings LLC Series C*(2)(4)(5)	$ 9,621,029
	Software & Services - 0.3%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(4)(5)	12,641,324
743,470	Lookout, Inc. Series F*(2)(4)(5)	6,773,012
		19,414,336
	Total Convertible Preferred Stocks (cost $26,848,848)	$ 29,035,365
EXCHANGE-TRADED FUNDS - 4.1%
	Other Investment Pools & Funds - 4.1%
1,120,355	iShares Russell 1000 Growth ETF (1)	$ 333,865,790
	Total Exchange-Traded Funds (cost $318,621,742)	$ 333,865,790
	Total Long-Term Investments (Cost $6,082,599,484)	$ 7,930,684,445
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.1%
$ 87,787,053	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $87,787,126; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $89,542,843	$ 87,787,053

The accompanying notes are an integral part of these financial statements.
59

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.7% - (continued)
	Securities Lending Collateral - 0.6%
294,896	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		$ 294,896
45,272,633	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		45,272,633
3,250,241	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		3,250,241
			48,817,770
	Total Short-Term Investments (cost $136,604,823)		$ 136,604,823
	Total Investments (cost $6,219,204,307)	99.8%	$ 8,067,289,268
	Other Assets and Liabilities	0.2%	16,179,667
	Total Net Assets	100.0%	$ 8,083,468,935
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $43,368,969, which represented 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $5,258,686 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	575,034	$ 7,360,452	$ 5,258,686

(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $38,110,283 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 12,641,324
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,773,012
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	9,621,029
11/2013	Tory Burch LLC	171,581	13,447,917	9,074,918
			$ 40,296,765	$ 38,110,283

(5)	Investment valued using significant unobservable inputs.
(6)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 79,362,707	$ 79,362,707	$ —	$ —
Capital Goods	206,242,291	206,242,291	—	—
Commercial & Professional Services	294,446,538	294,446,538	—	—
Consumer Durables & Apparel	329,475,776	329,475,776	—	—
Consumer Services	527,220,059	527,220,059	—	—
Food, Beverage & Tobacco	87,335,404	87,335,404	—	—
Health Care Equipment & Services	700,770,415	700,770,415	—	—
Media & Entertainment	1,635,918,535	1,635,918,535	—	—
Pharmaceuticals, Biotechnology & Life Sciences	454,077,912	454,077,912	—	—
Real Estate	4,576,265	4,576,265	—	—
Retailing	740,237,765	725,904,161	5,258,686	9,074,918
Semiconductors & Semiconductor Equipment	594,427,304	594,427,304	—	—
Software & Services	1,711,761,854	1,711,761,854	—	—
Technology Hardware & Equipment	201,930,465	201,930,465	—	—
Convertible Preferred Stocks	29,035,365	—	—	29,035,365
Exchange-Traded Funds	333,865,790	333,865,790	—	—
Short-Term Investments	136,604,823	48,817,770	87,787,053	—
Total	$ 8,067,289,268	$ 7,936,133,246	$ 93,045,739	$ 38,110,283

(1)	For the year ended October 31, 2021, investments valued at $13,101,364 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
61

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Biotechnology - 17.9%
636,147	89bio, Inc.*	$ 11,196,187
242,890	Abcam plc*	5,498,017
67,461	Alnylam Pharmaceuticals, Inc.*	10,764,077
157,714	ALX Oncology Holdings, Inc.*	8,838,293
1,280,964	Amicus Therapeutics, Inc.*	13,450,122
135,406	Arena Pharmaceuticals, Inc.*	7,770,950
22,901	Argenx SE ADR*	6,915,186
64,327	Ascendis Pharma A/S ADR*	9,752,617
179,608	BioAtla, Inc.*	5,249,942
101,689	Blueprint Medicines Corp.*	11,438,996
186,086	Celldex Therapeutics, Inc.*	7,916,099
259,682	Connect Biopharma Holdings Ltd. ADR*(1)	4,113,363
1,094,800	Everest Medicines Ltd.*(1)(2)	6,279,813
190,692	Exact Sciences Corp.*	18,157,692
15,195	Genmab A/S*	6,826,376
103,511	Genus plc	7,849,422
378,118	Gracell Biotechnologies, Inc. ADR*	4,045,863
1,095,843	ImmunoGen, Inc.*	6,607,933
2,443,000	InnoCare Pharma Ltd.*(1)(2)	5,858,408
871,000	Innovent Biologics, Inc.*(2)	7,795,755
325,840	Invitae Corp.*(1)	8,634,760
641,240	Ironwood Pharmaceuticals, Inc.*	8,188,635
16,756	Karuna Therapeutics, Inc.*	2,352,207
90,167	Kodiak Sciences, Inc.*	10,557,654
156,275	Kymera Therapeutics, Inc.*	9,201,472
93,379	Madrigal Pharmaceuticals, Inc.*	7,260,217
316,114	Merus N.V.*	8,866,998
52,367	Mirati Therapeutics, Inc.*	9,898,410
195,573	Myovant Sciences Ltd.*	4,279,137
252,578	Nurix Therapeutics, Inc.*	8,448,734
109,837	Sage Therapeutics, Inc.*	4,433,021
138,301	Seagen, Inc.*	24,386,615
230,374	Veracyte, Inc.*	11,030,307
122,075	Verve Therapeutics, Inc.*(1)	5,663,059
16,100	Zai Lab Ltd.*	1,670,230
153,427	Zai Lab Ltd. ADR*	16,017,779
58,545	Zealand Pharma A/S ADR*(1)	1,859,975
		309,074,321
	Consumer Finance - 0.1%
112,470	Orion Acquisition Corp.*	1,113,453
	Health Care Distributors - 0.8%
195,067	AdaptHealth Corp.*	5,315,576
220,464	Owens & Minor, Inc.	7,910,248
		13,225,824
	Health Care Equipment - 23.5%
272,548	Baxter International, Inc.	21,520,390
148,590	Becton Dickinson and Co.	35,600,678
1,221,571	Boston Scientific Corp.*	52,686,357
221,064	Danaher Corp.	68,921,123
64,009	DiaSorin S.p.A.	14,470,127
437,474	Edwards Lifesciences Corp.*	52,418,135
125,300	Glaukos Corp.*	5,727,463
199,927	Hologic, Inc.*	14,656,648
114,636	Inari Medical, Inc.*	10,376,851
44,369	Insulet Corp.*	13,755,277
111,528	Integra LifeSciences Holdings Corp.*	7,412,151
130,270	iRhythm Technologies, Inc.*	9,137,138
280,677	Koninklijke Philips N.V.	13,240,985
17,349	Masimo Corp.*	4,919,136
602,169	Smith & Nephew plc	10,399,499
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Health Care Equipment - 23.5% - (continued)
171,346	Stryker Corp.	$ 45,590,030
57,658	Teleflex, Inc.	20,580,447
1,112,000	Venus MedTech Hangzhou, Inc. Class H*(1)(2)	5,146,335
		406,558,770
	Health Care Facilities - 2.7%
460,563	Cano Health, Inc.*(1)	5,061,587
197,431	Encompass Health Corp.	12,548,714
115,493	HCA Healthcare, Inc.	28,926,377
		46,536,678
	Health Care Services - 2.5%
330,168	agilon health, Inc.*	8,089,116
53,248	Amedisys, Inc.*	9,017,016
411,170	Aveanna Healthcare Holdings, Inc.*	3,174,232
242,800	Entrada Therapeutics, Inc.	5,815,060
60,275	Laboratory Corp. of America Holdings*	17,300,131
		43,395,555
	Health Care Supplies - 2.3%
34,886	Align Technology, Inc.*	21,781,772
73,393	Haemonetics Corp.*	5,042,833
58,588	Quidel Corp.*	7,778,728
2,980,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	5,075,924
		39,679,257
	Integrated Telecommunication Services - 0.2%
366,004	MedTech Acquisition Corp.*	3,740,561
	Life & Health Insurance - 0.2%
237,734	Oscar Health, Inc. Class A*	4,108,044
	Life Sciences Tools & Services - 7.9%
214,252	Agilent Technologies, Inc.	33,742,547
19,886	Bio-Techne Corp.	10,413,304
60,435	Illumina, Inc.*	25,084,151
167,320	NanoString Technologies, Inc.*	8,081,556
230,957	NeoGenomics, Inc.*	10,624,022
90,700	Oxford Industries, Inc.*	693,252
314,068	Syneos Health, Inc.*	29,315,107
15,660	Tecan Group AG	9,594,916
450,215	WuXi AppTec Co., Ltd. Class H(2)	9,612,614
		137,161,469
	Managed Health Care - 14.2%
321,445	Centene Corp.*	22,899,742
85,826	Humana, Inc.	39,751,170
53,748	Molina Healthcare, Inc.*	15,894,359
464,300	Notre Dame Intermedica Participacoes S.A.	5,279,913
349,594	UnitedHealth Group, Inc.	160,977,549
		244,802,733
	Other Diversified Financial Services - 0.3%
599,851	DA32 Life Science Tech Acquisition Corp. Class A*	5,878,540
	Pharmaceuticals - 26.1%
1,102,300	Astellas Pharma, Inc.	18,583,420
664,429	AstraZeneca plc ADR	41,447,081
993,748	Bristol-Myers Squibb Co.	58,034,883
2,436,000	CSPC Pharmaceutical Group Ltd.	2,541,965
755,625	Daiichi Sankyo Co., Ltd.	19,066,207
199,195	Eisai Co., Ltd.	14,114,188
182,112	Elanco Animal Health, Inc.*	5,987,843
356,242	Eli Lilly & Co.	90,756,212

The accompanying notes are an integral part of these financial statements.
62

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.7% - (continued)
	Pharmaceuticals - 26.1% - (continued)
90,221	Hikma Pharmaceuticals plc		$ 2,973,856
315,547	Hutchmed China Ltd.*		1,867,191
70,182	Hutchmed China Ltd. ADR*		2,064,755
1,386,600	Hypera S.A.		6,893,936
133,500	Kyowa Kirin Co., Ltd.		4,390,554
58,900	Nippon Shinyaku Co., Ltd.		4,718,854
95,995	Novartis AG		7,940,006
421,845	Ono Pharmaceutical Co., Ltd.		8,851,036
2,254,423	Pfizer, Inc.		98,608,462
35,517	Roche Holding AG		13,759,071
67,192	UCB S.A.		8,031,167
190,537	Zoetis, Inc.		41,194,099
			451,824,786
	Total Common Stocks (cost $1,268,187,086)		$ 1,707,099,991
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.1%
$ 18,664,274	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $18,664,290; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $19,037,631		$ 18,664,274
	Securities Lending Collateral - 0.6%
61,744	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		61,744
9,479,008	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		9,479,008
680,523	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		680,523
			10,221,275
	Total Short-Term Investments (cost $28,885,549)		$ 28,885,549
	Total Investments (cost $1,297,072,635)	100.4%	$ 1,735,985,540
	Other Assets and Liabilities	(0.4)%	(7,356,096)
	Total Net Assets	100.0%	$ 1,728,629,444
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $34,692,925, representing 2.0% of net assets.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
63

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 309,074,321	$ 272,794,317	$ 36,280,004	$ —
Consumer Finance	1,113,453	1,113,453	—	—
Health Care Distributors	13,225,824	13,225,824	—	—
Health Care Equipment	406,558,770	363,301,824	43,256,946	—
Health Care Facilities	46,536,678	46,536,678	—	—
Health Care Services	43,395,555	43,395,555	—	—
Health Care Supplies	39,679,257	34,603,333	5,075,924	—
Integrated Telecommunication Services	3,740,561	3,740,561	—	—
Life & Health Insurance	4,108,044	4,108,044	—	—
Life Sciences Tools & Services	137,161,469	117,953,939	19,207,530	—
Managed Health Care	244,802,733	244,802,733	—	—
Other Diversified Financial Services	5,878,540	5,878,540	—	—
Pharmaceuticals	451,824,786	344,987,271	106,837,515	—
Short-Term Investments	28,885,549	10,221,275	18,664,274	—
Total	$ 1,735,985,540	$ 1,506,663,347	$ 229,322,193	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
64

The Hartford MidCap Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 0.3%
2,100,397	Arrival S.A.*(1)	$ 34,719,562
	Banks - 5.3%
1,025,790	Cullen/Frost Bankers, Inc.	132,839,805
194,966	First Citizens BancShares, Inc. Class A	158,682,827
827,481	First Republic Bank	179,008,965
976,668	M&T Bank Corp.	143,687,396
1,577,763	Prosperity Bancshares, Inc.	118,821,332
		733,040,325
	Capital Goods - 9.6%
639,425	Axon Enterprise, Inc.*	115,070,923
1,355,232	Builders FirstSource, Inc.*	78,969,369
997,555	Graco, Inc.	74,996,185
990,618	IDEX Corp.	220,481,848
5,850,149	Ingersoll Rand, Inc.*	314,504,010
612,107	Lennox International, Inc.	183,191,383
1,095,952	Lincoln Electric Holdings, Inc.	156,063,565
471,679	Middleby Corp.*	86,053,117
350,026	Watsco, Inc.	101,360,529
		1,330,690,929
	Commercial & Professional Services - 3.8%
5,581,750	Dun & Bradstreet Holdings, Inc.*	105,160,170
4,500,933	GFL Environmental, Inc.	185,213,393
1,920,845	IAA, Inc.*	114,578,404
1,431,700	Science Applications International Corp.	128,538,026
		533,489,993
	Consumer Durables & Apparel - 6.6%
1,413,762	Carter's, Inc.	139,283,832
47,469	NVR, Inc.*	232,351,261
1,418,489	PVH Corp.*	155,083,403
6,705,234	Under Armour, Inc. Class C*	126,594,818
1,350,565	Vizio Holding Corp.*(1)	27,740,605
2,431,366	YETI Holdings, Inc.*	239,076,219
		920,130,138
	Consumer Services - 2.1%
1,576,391	Choice Hotels International, Inc.	221,672,102
821,868	Hyatt Hotels Corp. Class A*	70,023,154
		291,695,256
	Diversified Financials - 2.4%
436,396	Credit Acceptance Corp.*(1)	261,056,451
715,501	Hamilton Lane, Inc. Class A	74,777,010
		335,833,461
	Energy - 0.1%
765,797	Coterra Energy, Inc.	16,326,792
	Food & Staples Retailing - 0.6%
1,748,699	Performance Food Group Co.*	79,093,656
	Food, Beverage & Tobacco - 0.9%
2,268,536	Lamb Weston Holdings, Inc.	128,058,857
	Health Care Equipment & Services - 5.6%
1,789,941	Encompass Health Corp.	113,768,650
467,887	Inari Medical, Inc.*	42,353,131
3,010,499	Integra LifeSciences Holdings Corp.*	200,077,764
212,382	LHC Group, Inc.*	28,584,493
518,351	Molina Healthcare, Inc.*	153,286,758
358,161	Nevro Corp.*	40,737,232
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 5.6% - (continued)
898,804	NuVasive, Inc.*	$ 47,960,181
441,123	Teleflex, Inc.	157,454,444
		784,222,653
	Insurance - 4.4%
288,511	Erie Indemnity Co. Class A	59,378,449
2,181,404	Fidelity National Financial, Inc.	104,511,066
995,873	Globe Life, Inc.	88,652,614
144,120	Markel Corp.*	189,248,296
87,912	White Mountains Insurance Group Ltd.	92,746,281
990,037	WR Berkley Corp.	78,806,945
		613,343,651
	Materials - 2.8%
7,373,730	Element Solutions, Inc.	167,457,408
2,543,548	Silgan Holdings, Inc.	102,250,630
1,911,881	Steel Dynamics, Inc.	126,337,096
		396,045,134
	Media & Entertainment - 2.9%
112,736	Cable One, Inc.	192,914,971
3,243,974	Cargurus, Inc.*	108,802,888
14,737,745	Zynga, Inc. Class A*	108,764,558
		410,482,417
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
1,224,567	Allakos, Inc.*	123,166,950
3,395,859	Apellis Pharmaceuticals, Inc.*	104,388,706
1,715,223	Arena Pharmaceuticals, Inc.*	98,436,648
735,922	Exact Sciences Corp.*	70,074,493
657,649	ICON plc*	188,594,004
5,071,958	Iovance Biotherapeutics, Inc.*	123,299,299
1,263,070	Jazz Pharmaceuticals plc*	168,038,833
1,190,403	Kodiak Sciences, Inc.*	139,384,287
682,899	Mirati Therapeutics, Inc.*	129,081,569
901,047	NeoGenomics, Inc.*	41,448,162
2,958,804	PTC Therapeutics, Inc.*	112,227,436
1,161,132	Reata Pharmaceuticals, Inc. Class A*	111,480,283
2,686,502	Sage Therapeutics, Inc.*	108,427,221
1,398,598	Syneos Health, Inc.*	130,545,137
1,324,292	Ultragenyx Pharmaceutical, Inc.*	111,134,584
		1,759,727,612
	Real Estate - 5.3%
1,647,136	Life Storage, Inc. REIT	220,403,268
339,934	PS Business Parks, Inc. REIT	60,406,272
1,878,364	Redfin Corp.*	96,435,207
2,741,859	Rexford Industrial Realty, Inc. REIT	184,252,925
5,287,457	STORE Capital Corp. REIT	181,518,399
		743,016,071
	Retailing - 3.0%
952,538	CarMax, Inc.*	130,421,503
1,161,263	Etsy, Inc.*	291,117,021
		421,538,524
	Semiconductors & Semiconductor Equipment - 5.6%
2,814,704	First Solar, Inc.*	336,610,451
1,356,592	MKS Instruments, Inc.	203,556,630
694,890	Silicon Laboratories, Inc.*	131,167,436
566,836	Synaptics, Inc.*	110,289,281
		781,623,798
	Software & Services - 10.8%
156,729	Aspen Technology, Inc.*	24,557,867
708,815	Black Knight, Inc.*	49,695,020

The accompanying notes are an integral part of these financial statements.
65

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Software & Services - 10.8% - (continued)
1,823,731	Digital Turbine, Inc.*	$ 156,950,290
6,274,649	Genpact Ltd.	309,653,928
1,237,778	Guidewire Software, Inc.*	155,625,828
1,333,753	Informatica, Inc.*	39,559,114
1,851,060	LiveRamp Holdings, Inc.*	99,050,220
1,030,751	Olo, Inc.*	28,057,042
1,341,592	Q2 Holdings, Inc.*	105,261,308
1,667,905	Shift4 Payments, Inc. Class A*	105,294,843
3,482,291	Teradata Corp.*	196,958,379
1,528,397	WEX, Inc.*	228,801,031
		1,499,464,870
	Technology Hardware & Equipment - 9.4%
777,784	CDW Corp.	145,173,384
10,220,711	CommScope Holding Co., Inc.*(2)	109,463,815
1,469,230	F5 Networks, Inc.*	310,227,914
11,718,531	Flex Ltd.*	198,043,174
4,321,301	II-VI, Inc.*	261,481,923
2,555,543	Lumentum Holdings, Inc.*	211,036,741
1,706,855	National Instruments Corp.	72,490,132
		1,307,917,083
	Transportation - 3.1%
234,604	AMERCO	172,900,802
4,443,074	Knight-Swift Transportation Holdings, Inc.	251,877,865
		424,778,667
	Utilities - 2.5%
1,310,358	Black Hills Corp.	86,981,564
2,085,993	NiSource, Inc.	51,461,447
4,765,883	UGI Corp.	206,886,981
		345,329,992
	Total Common Stocks (cost $9,383,481,835)	$ 13,890,569,441
SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 0.2%
$ 27,625,042	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $27,625,065; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $28,177,640	$ 27,625,042
	Securities Lending Collateral - 2.0%
1,679,805	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)	1,679,805
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.2% - (continued)
	Securities Lending Collateral - 2.0% - (continued)
257,885,094	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		$ 257,885,094
18,514,248	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		18,514,248
			278,079,147
	Total Short-Term Investments (cost $305,704,189)		$ 305,704,189
	Total Investments (cost $9,689,186,024)	101.9%	$ 14,196,273,630
	Other Assets and Liabilities	(1.9)%	(269,981,623)
	Total Net Assets	100.0%	$ 13,926,292,007
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
66

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 34,719,562	$ 34,719,562	$ —	$ —
Banks	733,040,325	733,040,325	—	—
Capital Goods	1,330,690,929	1,330,690,929	—	—
Commercial & Professional Services	533,489,993	533,489,993	—	—
Consumer Durables & Apparel	920,130,138	920,130,138	—	—
Consumer Services	291,695,256	291,695,256	—	—
Diversified Financials	335,833,461	335,833,461	—	—
Energy	16,326,792	16,326,792	—	—
Food & Staples Retailing	79,093,656	79,093,656	—	—
Food, Beverage & Tobacco	128,058,857	128,058,857	—	—
Health Care Equipment & Services	784,222,653	784,222,653	—	—
Insurance	613,343,651	613,343,651	—	—
Materials	396,045,134	396,045,134	—	—
Media & Entertainment	410,482,417	410,482,417	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,759,727,612	1,759,727,612	—	—
Real Estate	743,016,071	743,016,071	—	—
Retailing	421,538,524	421,538,524	—	—
Semiconductors & Semiconductor Equipment	781,623,798	781,623,798	—	—
Software & Services	1,499,464,870	1,499,464,870	—	—
Technology Hardware & Equipment	1,307,917,083	1,307,917,083	—	—
Transportation	424,778,667	424,778,667	—	—
Utilities	345,329,992	345,329,992	—	—
Short-Term Investments	305,704,189	278,079,147	27,625,042	—
Total	$ 14,196,273,630	$ 14,168,648,588	$ 27,625,042	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
67

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 2.0%
600,328	Ford Motor Co.*	$ 10,253,602
212,534	Gentex Corp.	7,521,578
		17,775,180
	Banks - 9.5%
359,179	Cadence Bank*	10,423,375
94,661	M&T Bank Corp.	13,926,526
587,012	MGIC Investment Corp.	9,486,114
155,626	South State Corp.	12,152,834
265,949	Synovus Financial Corp.	12,390,564
98,539	Western Alliance Bancorp	11,439,393
209,674	Zions Bancorp NA	13,207,365
		83,026,171
	Capital Goods - 18.4%
225,703	AerCap Holdings N.V.*	13,325,505
203,950	Builders FirstSource, Inc.*	11,884,167
235,043	Colfax Corp.*	12,132,920
313,706	Howmet Aerospace, Inc.	9,313,931
303,657	Ingersoll Rand, Inc.*	16,324,600
327,939	JELD-WEN Holding, Inc.*	8,988,808
155,448	Johnson Controls International plc	11,405,220
56,137	L3Harris Technologies, Inc.	12,941,824
72,328	Middleby Corp.*	13,195,520
43,785	Regal-Beloit Corp.	6,669,769
259,382	Spirit AeroSystems Holdings, Inc.	10,709,883
114,523	SPX FLOW, Inc.	8,556,013
202,396	Westinghouse Air Brake Technologies Corp.	18,363,389
196,380	Zurn Water Solutios Corp.	7,124,666
		160,936,215
	Commercial & Professional Services - 3.0%
101,773	Clean Harbors, Inc.*	11,453,534
146,645	Leidos Holdings, Inc.	14,661,567
		26,115,101
	Consumer Durables & Apparel - 2.0%
41,298	Columbia Sportswear Co.	4,288,384
121,582	Leggett & Platt, Inc.	5,696,117
157,153	Steven Madden Ltd.	7,087,600
		17,072,101
	Consumer Services - 2.0%
78,748	Boyd Gaming Corp.*	5,022,548
225,715	Six Flags Entertainment Corp.*	9,283,658
42,979	Wyndham Hotels & Resorts, Inc.	3,630,436
		17,936,642
	Diversified Financials - 1.7%
211,768	Voya Financial, Inc.	14,775,053
	Energy - 3.9%
604,445	Coterra Energy, Inc.	12,886,767
263,859	Delek U.S. Holdings, Inc.*	5,132,058
151,654	Diamondback Energy, Inc.	16,255,792
		34,274,617
	Food & Staples Retailing - 1.5%
369,285	U.S. Foods Holding Corp.*	12,803,111
	Food, Beverage & Tobacco - 1.3%
314,332	Keurig Dr Pepper, Inc.	11,344,242
	Health Care Equipment & Services - 7.3%
123,400	Acadia Healthcare Co., Inc.*	7,650,800
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Health Care Equipment & Services - 7.3% - (continued)
340,058	Centene Corp.*	$ 24,225,732
203,156	Encompass Health Corp.	12,912,595
89,149	Haemonetics Corp.*	6,125,428
201,630	Integra LifeSciences Holdings Corp.*	13,400,330
		64,314,885
	Insurance - 7.9%
22,430	Alleghany Corp.*	14,610,453
119,355	Arthur J Gallagher & Co.	20,012,253
84,802	Assurant, Inc.	13,679,411
88,992	Hanover Insurance Group, Inc.	11,212,992
153,462	Kemper Corp.	9,741,768
		69,256,877
	Materials - 5.6%
97,717	Celanese Corp.	15,782,273
104,554	Crown Holdings, Inc.	10,872,570
89,296	FMC Corp.	8,126,829
95,857	Reliance Steel & Aluminum Co.	14,010,459
		48,792,131
	Media & Entertainment - 1.8%
119,350	Cargurus, Inc.*	4,002,999
81,939	Electronic Arts, Inc.	11,491,945
		15,494,944
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
163,895	Syneos Health, Inc.*	15,297,959
	Real Estate - 11.5%
188,907	American Campus Communities, Inc. REIT	10,148,084
323,306	Americold Realty Trust REIT	9,527,828
264,476	Essential Properties Realty Trust, Inc. REIT	7,878,740
163,539	First Industrial Realty Trust, Inc. REIT	9,522,876
295,395	Gaming and Leisure Properties, Inc. REIT	14,323,703
828,254	Host Hotels & Resorts, Inc. REIT*	13,939,515
54,643	Life Storage, Inc. REIT	7,311,780
178,333	Ryman Hospitality Properties, Inc. REIT*	15,254,605
154,878	Welltower, Inc. REIT	12,452,191
		100,359,322
	Retailing - 4.0%
87,017	CarMax, Inc.*	11,914,368
126,651	Dollar Tree, Inc.*	13,647,912
85,596	Ross Stores, Inc.	9,689,467
		35,251,747
	Semiconductors & Semiconductor Equipment - 2.1%
58,565	MKS Instruments, Inc.	8,787,678
57,356	Qorvo, Inc.*	9,649,000
		18,436,678
	Technology Hardware & Equipment - 6.4%
125,730	Ciena Corp.*	6,825,882
73,406	F5 Networks, Inc.*	15,499,677
139,971	II-VI, Inc.*	8,469,645
191,269	Lumentum Holdings, Inc.*	15,794,994
45,926	Rogers Corp.*	9,236,637
		55,826,835
	Transportation - 0.9%
541,218	JetBlue Airways Corp.*	7,593,289
	Utilities - 5.3%
209,593	Alliant Energy Corp.	11,856,676

The accompanying notes are an integral part of these financial statements.
68

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.8% - (continued)
	Utilities - 5.3% - (continued)
175,364	Evergy, Inc.		$ 11,179,455
232,379	Portland General Electric Co.		11,458,609
96,142	Sempra Energy		12,270,603
			46,765,343
	Total Common Stocks (cost $668,280,112)		$ 873,448,443
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
$ 4,110,683	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $4,110,686; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $4,192,923		$ 4,110,683
	Total Short-Term Investments (cost $4,110,683)		$ 4,110,683
	Total Investments (cost $672,390,795)	100.3%	$ 877,559,126
	Other Assets and Liabilities	(0.3)%	(2,215,050)
	Total Net Assets	100.0%	$ 875,344,076
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 17,775,180	$ 17,775,180	$ —	$ —
Banks	83,026,171	83,026,171	—	—
Capital Goods	160,936,215	160,936,215	—	—
Commercial & Professional Services	26,115,101	26,115,101	—	—
Consumer Durables & Apparel	17,072,101	17,072,101	—	—
Consumer Services	17,936,642	17,936,642	—	—
Diversified Financials	14,775,053	14,775,053	—	—
Energy	34,274,617	34,274,617	—	—
Food & Staples Retailing	12,803,111	12,803,111	—	—
Food, Beverage & Tobacco	11,344,242	11,344,242	—	—
Health Care Equipment & Services	64,314,885	64,314,885	—	—
Insurance	69,256,877	69,256,877	—	—
Materials	48,792,131	48,792,131	—	—
Media & Entertainment	15,494,944	15,494,944	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,297,959	15,297,959	—	—
Real Estate	100,359,322	100,359,322	—	—
Retailing	35,251,747	35,251,747	—	—
Semiconductors & Semiconductor Equipment	18,436,678	18,436,678	—	—
Technology Hardware & Equipment	55,826,835	55,826,835	—	—
Transportation	7,593,289	7,593,289	—	—
Utilities	46,765,343	46,765,343	—	—
Short-Term Investments	4,110,683	—	4,110,683	—
Total	$ 877,559,126	$ 873,448,443	$ 4,110,683	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
69

Hartford Quality Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Banks - 11.9%
196,066	Bank of America Corp.	$ 9,368,033
30,617	Bank of Nova Scotia	2,007,251
63,765	JP Morgan Chase & Co.	10,833,036
25,897	PNC Financial Services Group, Inc.	5,465,044
		27,673,364
	Capital Goods - 8.0%
15,045	Honeywell International, Inc.	3,289,138
40,406	Johnson Controls International plc	2,964,588
8,052	Lockheed Martin Corp.	2,675,841
57,448	Raytheon Technologies Corp.	5,104,829
49,530	Westinghouse Air Brake Technologies Corp.	4,493,857
		18,528,253
	Commercial & Professional Services - 1.3%
18,488	Waste Management, Inc.	2,962,332
	Consumer Services - 3.2%
21,372	Hilton Worldwide Holdings, Inc.*	3,076,500
17,397	McDonald's Corp.	4,271,833
		7,348,333
	Diversified Financials - 3.1%
27,893	American Express Co.	4,847,245
1,026	BlackRock, Inc.	967,990
17,025	Charles Schwab Corp.	1,396,561
		7,211,796
	Energy - 5.1%
43,818	Chevron Corp.	5,016,723
37,600	EOG Resources, Inc.	3,476,496
65,997	TotalEnergies SE ADR	3,307,109
		11,800,328
	Food & Staples Retailing - 1.2%
36,960	Sysco Corp.	2,842,224
	Food, Beverage & Tobacco - 4.0%
31,316	Coca-Cola Co.	1,765,283
60,750	Mondelez International, Inc. Class A	3,689,955
40,280	Philip Morris International, Inc.	3,808,071
		9,263,309
	Health Care Equipment & Services - 10.7%
9,689	Anthem, Inc.	4,215,975
17,686	Becton Dickinson and Co.	4,237,389
14,551	Hill-Rom Holdings, Inc.	2,253,950
49,766	Koninklijke Philips N.V. ADR	2,351,443
38,315	Medtronic plc	4,592,436
15,785	UnitedHealth Group, Inc.	7,268,519
		24,919,712
	Household & Personal Products - 1.4%
43,315	Colgate-Palmolive Co.	3,300,170
	Insurance - 8.9%
60,044	American International Group, Inc.	3,548,000
29,903	Chubb Ltd.	5,842,448
20,149	Marsh & McLennan Cos., Inc.	3,360,853
38,903	MetLife, Inc.	2,443,109
37,593	Principal Financial Group, Inc.	2,522,114
26,151	Prudential Financial, Inc.	2,877,918
		20,594,442
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 3.6%
21,023	Celanese Corp.	$ 3,395,425
32,916	FMC Corp.	2,995,685
11,795	PPG Industries, Inc.	1,893,923
		8,285,033
	Media & Entertainment - 2.2%
87,579	Comcast Corp. Class A	4,504,188
7,932	Omnicom Group, Inc.	540,010
		5,044,198
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
62,860	AstraZeneca plc ADR	3,921,207
29,767	Merck & Co., Inc.	2,620,984
30,825	Novartis AG ADR	2,551,077
132,196	Pfizer, Inc.	5,782,253
		14,875,521
	Real Estate - 4.4%
9,946	American Tower Corp. REIT	2,804,474
134,251	Host Hotels & Resorts, Inc. REIT*	2,259,444
8,109	Public Storage REIT	2,693,648
83,253	VICI Properties, Inc. REIT	2,443,475
		10,201,041
	Retailing - 4.0%
571,800	Allstar Co.(1)(2)(3)	—
15,824	Lowe's Cos., Inc.	3,699,968
11,900	Target Corp.	3,089,478
38,645	TJX Cos., Inc.	2,530,861
		9,320,307
	Semiconductors & Semiconductor Equipment - 4.4%
8,861	Broadcom, Inc.	4,711,128
45,063	Intel Corp.	2,208,087
17,449	Texas Instruments, Inc.	3,271,338
		10,190,553
	Software & Services - 4.2%
10,782	Accenture plc Class A	3,868,474
38,391	Cognizant Technology Solutions Corp. Class A	2,997,953
27,305	Fidelity National Information Services, Inc.	3,023,756
		9,890,183
	Technology Hardware & Equipment - 1.8%
74,461	Cisco Systems, Inc.	4,167,582
	Telecommunication Services - 2.4%
105,543	Verizon Communications, Inc.	5,592,724
	Transportation - 1.1%
8,851	J.B. Hunt Transport Services, Inc.	1,745,329
18,816	Southwest Airlines Co.*	889,620
		2,634,949
	Utilities - 4.6%
42,556	Alliant Energy Corp.	2,407,393
39,379	Avangrid, Inc.	2,075,273
27,400	Dominion Energy, Inc.	2,080,482

The accompanying notes are an integral part of these financial statements.
70

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.9% - (continued)
	Utilities - 4.6% - (continued)
25,906	Eversource Energy		$ 2,199,419
16,134	Sempra Energy		2,059,183
			10,821,750
	Total Common Stocks (cost $166,440,224)		$ 227,468,104
SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
$ 4,517,432	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of 4,517,436; collateralized by U.S. Treasury Bond at 1.875%, maturing 11/01/2021, with a market value of $4,607,836		$ 4,517,432
	Total Short-Term Investments (cost $4,517,432)		$ 4,517,432
	Total Investments (cost $170,957,656)	99.9%	$ 231,985,536
	Other Assets and Liabilities	0.1%	293,678
	Total Net Assets	100.0%	$ 232,279,214
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	571,800	$ —	$ —

(3)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
71

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 27,673,364	$ 27,673,364	$ —	$ —
Capital Goods	18,528,253	18,528,253	—	—
Commercial & Professional Services	2,962,332	2,962,332	—	—
Consumer Services	7,348,333	7,348,333	—	—
Diversified Financials	7,211,796	7,211,796	—	—
Energy	11,800,328	11,800,328	—	—
Food & Staples Retailing	2,842,224	2,842,224	—	—
Food, Beverage & Tobacco	9,263,309	9,263,309	—	—
Health Care Equipment & Services	24,919,712	24,919,712	—	—
Household & Personal Products	3,300,170	3,300,170	—	—
Insurance	20,594,442	20,594,442	—	—
Materials	8,285,033	8,285,033	—	—
Media & Entertainment	5,044,198	5,044,198	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,875,521	14,875,521	—	—
Real Estate	10,201,041	10,201,041	—	—
Retailing	9,320,307	9,320,307	—	—
Semiconductors & Semiconductor Equipment	10,190,553	10,190,553	—	—
Software & Services	9,890,183	9,890,183	—	—
Technology Hardware & Equipment	4,167,582	4,167,582	—	—
Telecommunication Services	5,592,724	5,592,724	—	—
Transportation	2,634,949	2,634,949	—	—
Utilities	10,821,750	10,821,750	—	—
Short-Term Investments	4,517,432	—	4,517,432	—
Total	$ 231,985,536	$ 227,468,104	$ 4,517,432	$ —

(1)	For the year ended October 31, 2021, investments valued at $480,312 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
72

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 2.7%
67,336	Fox Factory Holding Corp.*	$ 10,837,729
88,563	Patrick Industries, Inc.	6,899,943
64,533	Thor Industries, Inc.	6,579,785
		24,317,457
	Banks - 2.8%
394,794	MGIC Investment Corp.	6,379,871
113,785	Synovus Financial Corp.	5,301,243
69,234	Triumph Bancorp, Inc.*	8,121,148
46,267	Western Alliance Bancorp	5,371,136
		25,173,398
	Capital Goods - 10.2%
63,336	Altra Industrial Motion Corp.	3,302,972
70,126	Applied Industrial Technologies, Inc.	6,835,883
48,886	Armstrong World Industries, Inc.	5,164,806
55,462	Boise Cascade Co.	3,140,258
120,255	Builders FirstSource, Inc.*	7,007,259
34,547	Chart Industries, Inc.*	6,132,783
40,234	Curtiss-Wright Corp.	5,137,077
40,988	EnerSys	3,280,680
165,640	Hydrofarm Holdings Group, Inc.*	5,461,151
68,345	ITT, Inc.	6,429,214
63,179	John Bean Technologies Corp.	9,334,697
99,266	SPX Corp.*	5,766,362
75,646	SPX FLOW, Inc.	5,651,513
341,081	WillScot Mobile Mini Holdings Corp.*	11,852,565
172,740	Zurn Water Solutios Corp.	6,267,007
		90,764,227
	Commercial & Professional Services - 6.4%
93,252	ASGN, Inc.*	11,158,534
29,735	CACI International, Inc. Class A*	8,552,975
37,249	Clean Harbors, Inc.*	4,192,003
61,466	Exponent, Inc.	7,056,297
71,100	Insperity, Inc.	8,887,500
37,612	Science Applications International Corp.	3,376,805
56,314	Tetra Tech, Inc.	9,892,117
96,704	Viad Corp.*	4,290,757
		57,406,988
	Consumer Durables & Apparel - 3.8%
16,823	Deckers Outdoor Corp.*	6,650,300
59,236	PVH Corp.*	6,476,272
39,253	TopBuild Corp.*	10,086,843
132,428	Traeger, Inc.*(1)	2,501,565
208,370	Under Armour, Inc. Class C*	3,934,026
44,483	YETI Holdings, Inc.*	4,374,013
		34,023,019
	Consumer Services - 5.5%
158,373	BJ's Restaurants, Inc.*	5,276,988
33,277	Churchill Downs, Inc.	7,653,710
321,519	GAN Ltd.*	4,591,291
295,533	Mister Car Wash, Inc.*(1)	5,420,075
81,636	Penn National Gaming, Inc.*	5,845,138
101,195	Texas Roadhouse, Inc.	8,987,128
65,874	Wingstop, Inc.	11,361,289
		49,135,619
	Diversified Financials - 1.5%
125,093	OneMain Holdings, Inc.	6,606,161
86,238	Stifel Financial Corp.	6,284,163
		12,890,324
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Energy - 0.5%
229,790	Magnolia Oil & Gas Corp. Class A	$ 4,798,015
	Food & Staples Retailing - 1.0%
202,238	Performance Food Group Co.*	9,147,225
	Food, Beverage & Tobacco - 3.2%
42,752	Celsius Holdings, Inc.*	4,126,423
49,703	Freshpet, Inc.*	7,749,195
33,637	Lancaster Colony Corp.	5,718,290
146,561	Simply Good Foods Co.*	5,811,144
294,813	Sovos Brands, Inc.*	4,764,178
		28,169,230
	Health Care Equipment & Services - 11.0%
17,664	Amedisys, Inc.*	2,991,222
65,745	AtriCure, Inc.*	4,934,820
61,889	Cardiovascular Systems, Inc.*	2,171,066
181,726	Covetrus, Inc.*	3,669,048
66,050	Glaukos Corp.*	3,019,145
91,122	Globus Medical, Inc. Class A*	7,031,885
120,698	Health Catalyst, Inc.*	6,353,543
72,313	Integer Holdings Corp.*	6,509,616
106,793	Integra LifeSciences Holdings Corp.*	7,097,463
44,160	LHC Group, Inc.*	5,943,494
30,789	ModivCare, Inc.*	5,011,525
41,986	Nevro Corp.*	4,775,488
82,658	Omnicell, Inc.*	14,725,523
156,667	Owens & Minor, Inc.	5,621,212
473,748	R1 RCM, Inc.*	10,280,332
56,901	Tandem Diabetes Care, Inc.*	7,757,313
		97,892,695
	Household & Personal Products - 0.4%
144,264	Beauty Health Co.*	3,962,932
	Insurance - 0.8%
108,522	James River Group Holdings Ltd.	3,467,278
53,289	Kemper Corp.	3,382,786
		6,850,064
	Materials - 2.1%
247,214	Axalta Coating Systems Ltd.*	7,710,605
52,975	Ingevity Corp.*	4,127,282
80,860	Louisiana-Pacific Corp.	4,765,080
69,378	Ranpak Holdings Corp.*	2,390,766
		18,993,733
	Media & Entertainment - 2.1%
104,084	Cardlytics, Inc.*	8,187,247
80,117	Ziff Davis, Inc.*	10,276,608
		18,463,855
	Pharmaceuticals, Biotechnology & Life Sciences - 14.6%
202,253	Aclaris Therapeutics, Inc.*(1)	3,509,090
92,737	Akero Therapeutics, Inc.*	1,992,918
47,631	Allakos, Inc.*	4,790,726
65,565	ALX Oncology Holdings, Inc.*	3,674,263
88,276	Apellis Pharmaceuticals, Inc.*	2,713,604
51,949	Arena Pharmaceuticals, Inc.*	2,981,353
27,731	Arrowhead Pharmaceuticals, Inc.*	1,769,792
52,999	Arvinas, Inc.*	4,588,654
53,396	BioAtla, Inc.*	1,560,765
17,467	Biohaven Pharmaceutical Holding Co., Ltd.*	2,485,904
64,580	Blueprint Medicines Corp.*	7,264,604
98,002	Celldex Therapeutics, Inc.*	4,169,005
110,124	Cytokinetics, Inc.*	3,844,429

The accompanying notes are an integral part of these financial statements.
73

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.6% - (continued)
126,609	Dyne Therapeutics, Inc.*(1)	$ 1,837,097
30,333	Fate Therapeutics, Inc.*	1,631,915
226,798	Heron Therapeutics, Inc.*	2,497,046
524,517	ImmunoGen, Inc.*	3,162,838
37,916	Intellia Therapeutics, Inc.*	5,042,070
113,887	KalVista Pharmaceuticals, Inc.*	2,047,688
33,200	Karuna Therapeutics, Inc.*	4,660,616
43,813	Kodiak Sciences, Inc.*	5,130,064
73,756	Kymera Therapeutics, Inc.*	4,342,753
36,455	Madrigal Pharmaceuticals, Inc.*	2,834,376
252,225	Mersana Therapeutics, Inc.*	2,159,046
20,556	Mirati Therapeutics, Inc.*	3,885,495
101,240	NanoString Technologies, Inc.*	4,889,892
143,417	NeoGenomics, Inc.*	6,597,182
110,118	PTC Therapeutics, Inc.*	4,176,776
105,480	RAPT Therapeutics, Inc.*	3,331,058
32,194	Reata Pharmaceuticals, Inc. Class A*	3,090,946
140,810	Revance Therapeutics, Inc.*	1,936,138
85,273	Revolution Medicines, Inc.*	2,509,584
75,860	Scholar Rock Holding Corp.*	1,995,118
162,189	Syndax Pharmaceuticals, Inc.*	3,154,576
145,991	TCR2 Therapeutics, Inc.*	919,743
130,515	TG Therapeutics, Inc.*	4,074,678
50,897	Turning Point Therapeutics, Inc.*	2,116,297
76,271	Veracyte, Inc.*	3,651,856
109,120	Y-mAbs Therapeutics, Inc.*	2,679,987
		129,699,942
	Real Estate - 4.5%
233,353	Essential Properties Realty Trust, Inc. REIT	6,951,586
322,436	Independence Realty Trust, Inc. REIT	7,619,163
46,228	PS Business Parks, Inc. REIT	8,214,715
64,876	Redfin Corp.*	3,330,734
110,728	Rexford Industrial Realty, Inc. REIT	7,440,922
77,872	Ryman Hospitality Properties, Inc. REIT*	6,661,171
		40,218,291
	Retailing - 2.7%
11,209	Floor & Decor Holdings, Inc. Class A*	1,523,527
129,484	Foot Locker, Inc.	6,172,502
119,069	Ollie's Bargain Outlet Holdings, Inc.*	8,056,209
66,965	Shutterstock, Inc.	8,112,810
		23,865,048
	Semiconductors & Semiconductor Equipment - 4.7%
110,333	Axcelis Technologies, Inc.*	6,060,592
69,889	Cirrus Logic, Inc.*	5,647,730
151,093	Lattice Semiconductor Corp.*	10,491,898
94,430	Power Integrations, Inc.	9,746,120
50,099	Synaptics, Inc.*	9,747,762
		41,694,102
	Software & Services - 16.1%
79,250	Alarm.com Holdings, Inc.*	6,677,605
66,866	Blackbaud, Inc.*	4,748,155
57,018	Concentrix Corp.	10,130,958
25,652	Consensus Cloud Solutions, Inc.*	1,624,541
125,715	Digital Turbine, Inc.*	10,819,033
31,525	Everbridge, Inc.*	5,022,248
81,242	ExlService Holdings, Inc.*	9,962,706
263,526	Kaltura, Inc.*	2,487,685
88,222	LiveRamp Holdings, Inc.*	4,720,759
42,026	Manhattan Associates, Inc.*	7,629,400
91,165	Mimecast Ltd.*	6,877,488
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.1% - (continued)
	Software & Services - 16.1% - (continued)
95,723	Momentive Global, Inc.*		$ 2,193,971
94,693	Perficient, Inc.*		11,704,055
61,255	Q2 Holdings, Inc.*		4,806,067
84,031	Rapid7, Inc.*		10,818,991
273,264	Repay Holdings Corp.*		5,741,277
26,400	Solo Brands, Inc.*		484,704
113,772	Sprinklr, Inc.*(1)		2,195,800
70,592	Sprout Social, Inc. Class A*		9,013,186
178,348	Telos Corp.*		4,620,997
131,975	Varonis Systems, Inc.*		8,544,061
506,977	Verra Mobility Corp.*		7,543,818
34,683	Workiva, Inc.*		5,186,843
			143,554,348
	Technology Hardware & Equipment - 2.2%
128,632	II-VI, Inc.*		7,783,522
66,081	Insight Enterprises, Inc.*		6,257,871
67,418	Lumentum Holdings, Inc.*		5,567,379
			19,608,772
	Telecommunication Services - 0.3%
29,198	Bandwidth, Inc. Class A*		2,490,005
	Total Common Stocks (cost $603,199,663)		$ 883,119,289
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.4%
$ 3,225,177	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $3,225,180; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $3,289,705		$ 3,225,177
	Securities Lending Collateral - 0.4%
22,865	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		22,865
3,510,319	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		3,510,319
252,015	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		252,015
			3,785,199
	Total Short-Term Investments (cost $7,010,376)		$ 7,010,376
	Total Investments (cost $610,210,039)	99.9%	$ 890,129,665
	Other Assets and Liabilities	0.1%	454,020
	Total Net Assets	100.0%	$ 890,583,685
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
74

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2021

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 24,317,457	$ 24,317,457	$ —	$ —
Banks	25,173,398	25,173,398	—	—
Capital Goods	90,764,227	90,764,227	—	—
Commercial & Professional Services	57,406,988	57,406,988	—	—
Consumer Durables & Apparel	34,023,019	34,023,019	—	—
Consumer Services	49,135,619	49,135,619	—	—
Diversified Financials	12,890,324	12,890,324	—	—
Energy	4,798,015	4,798,015	—	—
Food & Staples Retailing	9,147,225	9,147,225	—	—
Food, Beverage & Tobacco	28,169,230	28,169,230	—	—
Health Care Equipment & Services	97,892,695	97,892,695	—	—
Household & Personal Products	3,962,932	3,962,932	—	—
Insurance	6,850,064	6,850,064	—	—
Materials	18,993,733	18,993,733	—	—
Media & Entertainment	18,463,855	18,463,855	—	—
Pharmaceuticals, Biotechnology & Life Sciences	129,699,942	129,699,942	—	—
Real Estate	40,218,291	40,218,291	—	—
Retailing	23,865,048	23,865,048	—	—
Semiconductors & Semiconductor Equipment	41,694,102	41,694,102	—	—
Software & Services	143,554,348	143,554,348	—	—
Technology Hardware & Equipment	19,608,772	19,608,772	—	—
Telecommunication Services	2,490,005	2,490,005	—	—
Short-Term Investments	7,010,376	3,785,199	3,225,177	—
Total	$ 890,129,665	$ 886,904,488	$ 3,225,177	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
75

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Banks - 22.3%
74,819	Bank OZK	$ 3,342,165
119,111	Berkshire Hills Bancorp, Inc.	3,233,864
104,728	Cadence Bank*	3,039,198
28,100	Federal Agricultural Mortgage Corp. Class C	3,543,129
86,313	First Hawaiian, Inc.	2,381,376
67,105	First Interstate BancSystem, Inc. Class A	2,789,555
207,226	FNB Corp.	2,414,183
89,172	Great Western Bancorp, Inc.	3,036,306
123,074	Home BancShares, Inc.	2,924,238
73,348	Pacific Premier Bancorp, Inc.	3,079,882
124,039	Radian Group, Inc.	2,960,811
73,458	Sandy Spring Bancorp, Inc.	3,486,317
155,210	Umpqua Holdings Corp.	3,174,044
		39,405,068
	Capital Goods - 8.5%
59,800	Air Lease Corp.	2,394,990
39,216	EnerSys	3,138,849
92,648	Kennametal, Inc.	3,682,758
90,919	nVent Electric plc	3,223,079
167,476	REV Group, Inc.	2,530,562
		14,970,238
	Commercial & Professional Services - 12.2%
150,208	BrightView Holdings, Inc.*	2,382,299
185,360	CoreCivic, Inc. REIT*	1,595,949
84,363	Deluxe Corp.	3,009,228
76,253	Herman Miller, Inc.	2,967,767
50,655	Kforce, Inc.	3,280,418
104,804	Loomis AB	2,830,001
32,541	Science Applications International Corp.	2,921,531
80,511	US Ecology, Inc.*	2,591,649
		21,578,842
	Consumer Durables & Apparel - 8.2%
30,270	Carter's, Inc.	2,982,200
50,269	Kontoor Brands, Inc.	2,664,257
79,638	Movado Group, Inc.	2,651,945
80,391	Steven Madden Ltd.	3,625,634
32,513	Sturm Ruger & Co., Inc.	2,564,626
		14,488,662
	Consumer Services - 3.3%
75,555	Adtalem Global Education, Inc.*	2,790,246
131,837	H&R Block, Inc.	3,041,480
		5,831,726
	Diversified Financials - 6.4%
160,139	Greenhill & Co., Inc.	2,517,385
140,544	Navient Corp.	2,768,717
72,741	PRA Group, Inc.*	3,119,134
71,353	PROG Holdings, Inc.*	2,886,229
		11,291,465
	Energy - 1.7%
71,886	DMC Global, Inc.*	3,003,397
	Health Care Equipment & Services - 4.8%
170,741	NextGen Healthcare, Inc.*	2,810,397
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 4.8% - (continued)
45,156	NuVasive, Inc.*	$ 2,409,524
82,506	Premier, Inc. Class A	3,213,609
		8,433,530
	Household & Personal Products - 4.3%
89,605	Edgewell Personal Care Co.	3,135,279
59,408	Energizer Holdings, Inc.	2,166,610
11,806	Medifast, Inc.	2,317,163
		7,619,052
	Insurance - 4.6%
392,884	Lancashire Holdings Ltd.	2,720,669
125,106	ProAssurance Corp.	2,866,179
273,641	Siriuspoint Ltd.*	2,572,225
		8,159,073
	Materials - 3.1%
41,120	Compass Minerals International, Inc.	2,697,472
78,653	Schweitzer-Mauduit International, Inc.	2,740,270
		5,437,742
	Media & Entertainment - 0.8%
72,041	TEGNA, Inc.	1,416,326
	Real Estate - 3.2%
125,511	Pebblebrook Hotel Trust REIT	2,818,977
161,426	Piedmont Office Realty Trust, Inc. Class A, REIT	2,866,926
		5,685,903
	Semiconductors & Semiconductor Equipment - 6.5%
44,283	Ichor Holdings Ltd.*	1,936,053
164,571	Rambus, Inc.*	3,829,567
35,980	Silicon Motion Technology Corp. ADR	2,569,332
95,765	Tower Semiconductor Ltd.*	3,052,030
		11,386,982
	Software & Services - 4.3%
49,239	CSG Systems International, Inc.	2,464,412
37,901	InterDigital, Inc.	2,537,472
149,215	Xperi Holding Corp.	2,673,933
		7,675,817
	Technology Hardware & Equipment - 1.6%
106,735	Plantronics, Inc.*	2,856,229
	Utilities - 3.3%
59,528	Portland General Electric Co.	2,935,326
125,060	South Jersey Industries, Inc.	2,846,365
		5,781,691
	Total Common Stocks (cost $148,724,517)	$ 175,021,743

The accompanying notes are an integral part of these financial statements.
76

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
1,357	iShares Russell 2000 Value ETF		$ 225,778
	Total Exchange-Traded Funds (cost $205,314)		$ 225,778
	Total Long-Term Investments (Cost $148,929,831)		$ 175,247,521
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 732,030	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $732,031; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $746,763		$ 732,030
	Total Short-Term Investments (cost $732,030)		$ 732,030
	Total Investments (cost $149,661,861)	99.6%	$ 175,979,551
	Other Assets and Liabilities	0.4%	685,513
	Total Net Assets	100.0%	$ 176,665,064
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 39,405,068	$ 39,405,068	$ —	$ —
Capital Goods	14,970,238	14,970,238	—	—
Commercial & Professional Services	21,578,842	21,578,842	—	—
Consumer Durables & Apparel	14,488,662	14,488,662	—	—
Consumer Services	5,831,726	5,831,726	—	—
Diversified Financials	11,291,465	11,291,465	—	—
Energy	3,003,397	3,003,397	—	—
Health Care Equipment & Services	8,433,530	8,433,530	—	—
Household & Personal Products	7,619,052	7,619,052	—	—
Insurance	8,159,073	8,159,073	—	—
Materials	5,437,742	5,437,742	—	—
Media & Entertainment	1,416,326	1,416,326	—	—
Real Estate	5,685,903	5,685,903	—	—
Semiconductors & Semiconductor Equipment	11,386,982	11,386,982	—	—
Software & Services	7,675,817	7,675,817	—	—
Technology Hardware & Equipment	2,856,229	2,856,229	—	—
Utilities	5,781,691	5,781,691	—	—
Exchange-Traded Funds	225,778	225,778	—	—
Short-Term Investments	732,030	—	732,030	—
Total	$ 175,979,551	$ 175,247,521	$ 732,030	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
77

The Hartford Small Company Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Banks - 4.5%
270,343	Ameris Bancorp	$ 14,163,270
239,351	Markforged, Inc. PIPE	1,577,323
293,985	Sterling Bancorp	7,481,918
162,981	Synovus Financial Corp.	7,593,285
117,625	Western Alliance Bancorp	13,655,086
		44,470,882
	Capital Goods - 12.0%
36,754	Acuity Brands, Inc.	7,550,374
303,137	Altra Industrial Motion Corp.	15,808,594
201,070	Applied Industrial Technologies, Inc.	19,600,304
181,981	Builders FirstSource, Inc.*	10,604,033
299,118	Colfax Corp.*	15,440,471
79,285	Curtiss-Wright Corp.	10,123,109
447,954	Fluor Corp.*	8,708,226
114,457	Gibraltar Industries, Inc.*	7,458,018
109,800	Hydrofarm Holdings Group, Inc.*	3,620,106
35,950	Kornit Digital Ltd.*	6,013,716
77,543	Middleby Corp.*	14,146,945
		119,073,896
	Consumer Durables & Apparel - 4.2%
25,763	Cavco Industries, Inc.*	6,192,910
93,960	Crocs, Inc.*	15,169,842
223,176	Skyline Champion Corp.*	14,131,504
61,708	YETI Holdings, Inc.*	6,067,748
		41,562,004
	Consumer Services - 3.9%
96,754	2U, Inc.*(1)	2,858,113
98,172	Boyd Gaming Corp.*	6,261,410
477,750	Mister Car Wash, Inc.*	8,761,935
130,609	Planet Fitness, Inc. Class A*	10,389,946
62,252	Wingstop, Inc.	10,736,603
		39,008,007
	Diversified Financials - 0.7%
117,424	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	7,092,410
	Energy - 2.3%
268,996	Chesapeake Energy Corp.	17,145,805
272,309	Magnolia Oil & Gas Corp. Class A	5,685,812
		22,831,617
	Health Care Equipment & Services - 11.5%
223,953	Accolade, Inc.*	8,911,090
564,774	Cross Country Healthcare, Inc.*	11,707,765
111,590	Globus Medical, Inc. Class A*	8,611,400
174,294	Health Catalyst, Inc.*	9,174,836
144,067	HealthEquity, Inc.*	9,534,354
55,106	Inspire Medical Systems, Inc.*	14,855,476
173,792	Integra LifeSciences Holdings Corp.*	11,550,216
58,582	LHC Group, Inc.*	7,884,551
59,353	Oak Street Health, Inc.*	2,803,242
60,641	Omnicell, Inc.*	10,803,194
487,311	R1 RCM, Inc.*	10,574,649
58,135	Tandem Diabetes Care, Inc.*	7,925,545
		114,336,318
	Materials - 0.7%
126,311	Cabot Corp.	6,738,692
	Media & Entertainment - 3.5%
79,357	Cardlytics, Inc.*	6,242,222
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Media & Entertainment - 3.5% - (continued)
48,100	Cargurus, Inc.*	$ 1,613,274
289,832	Criteo S.A. ADR*	9,576,049
268,662	Genius Sports Ltd.*	4,980,994
95,360	Ziff Davis, Inc.*	12,231,827
		34,644,366
	Pharmaceuticals, Biotechnology & Life Sciences - 13.4%
225,754	Aclaris Therapeutics, Inc.*	3,916,832
42,253	Allakos, Inc.*	4,249,807
36,824	ALX Oncology Holdings, Inc.*	2,063,617
358,529	Amicus Therapeutics, Inc.*	3,764,554
82,601	Arena Pharmaceuticals, Inc.*	4,740,471
42,428	Ascendis Pharma A/S ADR*	6,432,509
58,076	BioAtla, Inc.*	1,697,561
70,091	Blueprint Medicines Corp.*	7,884,537
56,775	Celldex Therapeutics, Inc.*	2,415,208
70,470	Fate Therapeutics, Inc.*	3,791,286
494,197	ImmunoGen, Inc.*	2,980,008
44,241	Intellia Therapeutics, Inc.*	5,883,168
156,741	KalVista Pharmaceuticals, Inc.*	2,818,203
28,309	Karuna Therapeutics, Inc.*	3,974,017
56,644	Kodiak Sciences, Inc.*	6,632,446
85,529	Kymera Therapeutics, Inc.*	5,035,948
33,591	Madrigal Pharmaceuticals, Inc.*	2,611,700
71,674	Medpace Holdings, Inc.*	16,237,745
270,051	Mersana Therapeutics, Inc.*	2,311,637
183,353	Myovant Sciences Ltd.*	4,011,764
113,097	NanoString Technologies, Inc.*	5,462,585
216,815	NeoGenomics, Inc.*	9,973,490
111,492	RAPT Therapeutics, Inc.*	3,520,917
30,874	Reata Pharmaceuticals, Inc. Class A*	2,964,213
105,157	Revolution Medicines, Inc.*	3,094,770
90,974	Rocket Pharmaceuticals, Inc.*	2,702,838
115,636	Scholar Rock Holding Corp.*	3,041,227
31,588	Turning Point Therapeutics, Inc.*	1,313,429
117,504	Veracyte, Inc.*	5,626,092
87,888	Y-mAbs Therapeutics, Inc.*	2,158,529
		133,311,108
	Real Estate - 2.6%
340,259	Essential Properties Realty Trust, Inc. REIT	10,136,315
103,548	Ryman Hospitality Properties, Inc. REIT*	8,857,496
382,020	Xenia Hotels & Resorts, Inc. REIT*	6,799,956
		25,793,767
	Retailing - 8.2%
3,136,600	Allstar Co.(2)(3)(4)(5)	—
104,431	Five Below, Inc.*	20,604,236
96,757	Floor & Decor Holdings, Inc. Class A*	13,151,212
100,384	Honest Co., Inc.(3)(6)	918,012
132,208	National Vision Holdings, Inc.*	8,149,301
36,008	Ollie's Bargain Outlet Holdings, Inc.*	2,436,301
427,738	Porch Group, Inc.*(1)	8,995,330
157,828	Revolve Group, Inc.*	11,843,413
120,290	Shutterstock, Inc.	14,573,134
26,907	Tory Burch LLC(3)(4)(5)	1,423,135
		82,094,074
	Semiconductors & Semiconductor Equipment - 6.4%
30,141	Ambarella, Inc.*	5,601,102
244,080	Maxeon Solar Technologies Ltd.*(1)	5,499,122
71,955	MKS Instruments, Inc.	10,796,848

The accompanying notes are an integral part of these financial statements.
78

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Semiconductors & Semiconductor Equipment - 6.4% - (continued)
109,456	Synaptics, Inc.*	$ 21,296,854
630,560	Tower Semiconductor Ltd.*	20,095,947
		63,289,873
	Software & Services - 18.2%
52,067	Concentrix Corp.	9,251,265
31,786	Consensus Cloud Solutions, Inc.*	2,013,007
239,477	Digital Turbine, Inc.*	20,609,391
370,741	Jamf Holding Corp.*	17,665,809
759,295	Kaltura, Inc.*(1)	7,167,745
561,220	Latch, Inc.	4,989,246
194,027	LiveRamp Holdings, Inc.*	10,382,385
50,841	Manhattan Associates, Inc.*	9,229,675
97,227	Marathon Digital Holdings, Inc.*(1)	5,079,138
212,185	Mimecast Ltd.*	16,007,236
79,093	New Relic, Inc.*	6,419,188
561,926	Payoneer Global, Inc.*	4,242,541
93,156	Perficient, Inc.*	11,514,082
115,178	Rapid7, Inc.*	14,829,167
401,135	Repay Holdings Corp.*	8,427,846
175,693	Telos Corp.*	4,552,206
271,677	Varonis Systems, Inc.*	17,588,369
730,289	Verra Mobility Corp.*	10,866,700
		180,834,996
	Technology Hardware & Equipment - 4.0%
251,717	Calix, Inc.*	15,754,967
167,921	II-VI, Inc.*	10,160,900
51,719	Novanta, Inc.*	8,924,631
86,508	PAR Technology Corp.*(1)	5,434,432
		40,274,930
	Telecommunication Services - 0.6%
68,150	Bandwidth, Inc. Class A*	5,811,832
	Transportation - 0.8%
25,045	Saia, Inc.*	7,830,069
	Total Common Stocks (cost $793,907,592)	$ 968,998,841
EXCHANGE-TRADED FUNDS - 1.3%
	Other Investment Pools & Funds - 1.3%
42,672	iShares Russell 2000 Growth ETF (1)	$ 13,118,226
	Total Exchange-Traded Funds (cost $12,326,618)	$ 13,118,226
	Total Long-Term Investments (Cost $806,234,210)	$ 982,117,067
SHORT-TERM INVESTMENTS - 3.2%
	Repurchase Agreements - 0.6%
$ 5,237,817	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $5,237,821; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $5,342,663	$ 5,237,817
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.2% - (continued)
	Securities Lending Collateral - 2.6%
156,697	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)		$ 156,697
24,056,190	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)		24,056,190
1,727,057	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(7)		1,727,057
			25,939,944
	Total Short-Term Investments (cost $31,177,761)		$ 31,177,761
	Total Investments (cost $837,411,971)	102.0%	$ 1,013,294,828
	Other Assets and Liabilities	(2.0)%	(19,391,783)
	Total Net Assets	100.0%	$ 993,903,045
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $2,341,147, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.
79

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2021

(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,423,135 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	3,136,600	$ —	$ —
11/2013	Tory Burch LLC	26,907	2,108,912	1,423,135
			$ 2,108,912	$ 1,423,135

(5)	Investment valued using significant unobservable inputs.
(6)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $918,012 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	100,384	$ 2,172,859	$ 918,012

(7)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 44,470,882	$ 44,470,882	$ —	$ —
Capital Goods	119,073,896	119,073,896	—	—
Consumer Durables & Apparel	41,562,004	41,562,004	—	—
Consumer Services	39,008,007	39,008,007	—	—
Diversified Financials	7,092,410	7,092,410	—	—
Energy	22,831,617	22,831,617	—	—
Health Care Equipment & Services	114,336,318	114,336,318	—	—
Materials	6,738,692	6,738,692	—	—
Media & Entertainment	34,644,366	34,644,366	—	—
Pharmaceuticals, Biotechnology & Life Sciences	133,311,108	133,311,108	—	—
Real Estate	25,793,767	25,793,767	—	—
Retailing	82,094,074	79,752,927	918,012	1,423,135
Semiconductors & Semiconductor Equipment	63,289,873	63,289,873	—	—
Software & Services	180,834,996	180,834,996	—	—
Technology Hardware & Equipment	40,274,930	40,274,930	—	—
Telecommunication Services	5,811,832	5,811,832	—	—
Transportation	7,830,069	7,830,069	—	—
Exchange-Traded Funds	13,118,226	13,118,226	—	—
Short-Term Investments	31,177,761	25,939,944	5,237,817	—
Total	$ 1,013,294,828	$ 1,005,715,864	$ 6,155,829	$ 1,423,135

(1)	For the year ended October 31, 2021, investments valued at $2,634,744 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $1,956,547 were transferred out of Level 3 due to the availability of significant observable inputs.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar
Index Abbreviations:
S&P	Standard & Poor's
Municipal Abbreviations:
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

81

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 7,619,419,856	$ 12,548,966,892	$ 14,198,654,096	$ 4,859,387,145	$ 7,979,502,215	$ 1,717,321,266
Repurchase agreements	168,581,979	72,985,489	369,098,764	51,975,720	87,787,053	18,664,274
Cash	42,416,398	18,364,607	93,124,893	13,076,951	22,088,167	4,696,074
Cash collateral due from broker on futures contracts	10,132,000	—	—	—	—	—
Cash collateral held for securities on loan	3,872,628	—	—	961,072	2,569,356	537,962
Foreign currency	1,240	—	—	631,954	—	18
Receivables:
Investment securities sold	47,500,257	40,360,566	81,980,066	35,510,151	116,917,314	3,697,381
Fund shares sold	833,438	19,953,368	30,175,536	3,172,146	5,043,995	908,176
Dividends and interest	2,982,664	10,517,803	15,155,928	5,564,850	652,909	1,302,237
Securities lending income	52,775	—	—	5,418	26,392	23,653
Variation margin on futures contracts	879,127	—	—	—	—	—
Tax reclaims	579,346	—	2,257,630	2,379,987	407,735	231,995
Other assets	99,317	193,994	216,115	100,609	132,255	56,701
Total assets	7,897,351,025	12,711,342,719	14,790,663,028	4,972,766,003	8,215,127,391	1,747,439,737
Liabilities:
Obligation to return securities lending collateral	77,452,552	—	—	19,221,444	51,387,126	10,759,237
Payables:
Investment securities purchased	74,147,178	31,418,407	104,502,202	51,457,804	60,874,462	5,184,372
Fund shares redeemed	4,510,609	9,877,587	9,679,332	3,554,967	13,051,353	1,162,963
Investment management fees	4,292,486	3,439,954	7,239,243	2,506,618	4,745,963	1,216,966
Transfer agent fees	1,097,362	1,254,904	1,268,977	539,572	1,016,050	306,817
Accounting services fees	179,735	280,232	314,358	114,417	186,302	45,306
Board of Directors' fees	21,835	31,226	33,293	13,243	20,789	4,957
Distribution fees	260,079	178,266	230,577	107,930	207,133	61,306
Accrued expenses	202,977	237,194	292,966	137,110	169,278	68,369
Total liabilities	162,164,813	46,717,770	123,560,948	77,653,105	131,658,456	18,810,293
Net assets	$ 7,735,186,212	$ 12,664,624,949	$ 14,667,102,080	$ 4,895,112,898	$ 8,083,468,935	$ 1,728,629,444
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,736,174,336	$ 7,376,870,845	$ 8,354,194,715	$ 2,950,234,730	$ 4,679,255,005	$ 1,125,189,834
Distributable earnings (loss)	2,999,011,876	5,287,754,104	6,312,907,365	1,944,878,168	3,404,213,930	603,439,610
Net assets	$ 7,735,186,212	$ 12,664,624,949	$ 14,667,102,080	$ 4,895,112,898	$ 8,083,468,935	$ 1,728,629,444
Shares authorized	1,540,000,000	825,000,000	1,175,000,000	675,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 48.89	$ 49.41	$ 34.32	$ 23.85	$ 62.10	$ 44.57
Maximum offering price per share	51.74	52.29	36.32	25.24	65.71	47.16
Shares outstanding	116,814,374	34,023,739	137,939,758	78,188,182	58,774,130	19,826,710
Net Assets	$ 5,710,869,050	$ 1,681,155,050	$ 4,733,857,918	$ 1,864,492,491	$ 3,650,083,238	$ 883,718,709
Class C: Net asset value per share	$ 34.14	$ 44.63	$ 32.94	$ 23.72	$ 25.14	$ 32.92
Shares outstanding	4,359,759	13,083,074	5,148,348	6,845,561	12,772,504	4,087,885
Net Assets	$ 148,862,385	$ 583,876,103	$ 169,568,922	$ 162,393,278	$ 321,096,709	$ 134,574,473
Class I: Net asset value per share	$ 49.25	$ 49.59	$ 34.12	$ 23.68	$ 67.29	$ 47.93
Shares outstanding	14,650,459	94,791,907	93,153,281	57,436,382	31,567,063	9,673,890
Net Assets	$ 721,608,044	$ 4,700,781,762	$ 3,178,644,677	$ 1,360,338,797	$ 2,124,159,902	$ 463,673,377
Class R3: Net asset value per share	$ 55.21	$ 50.06	$ 34.88	$ 23.89	$ 61.55	$ 45.63
Shares outstanding	816,091	1,430,690	1,913,645	1,401,611	842,031	713,286
Net Assets	$ 45,054,324	$ 71,616,850	$ 66,751,455	$ 33,484,951	$ 51,823,521	$ 32,550,492
Class R4: Net asset value per share	$ 57.63	$ 51.01	$ 35.17	$ 23.93	$ 67.45	$ 49.12
Shares outstanding	637,666	4,689,079	3,029,705	2,086,152	1,132,796	525,566
Net Assets	$ 36,749,920	$ 239,198,061	$ 106,561,016	$ 49,922,978	$ 76,404,459	$ 25,817,999
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R5: Net asset value per share	$ 59.02	$ 49.99	$ 35.33	$ 24.07	$ 72.75	$ 52.49
Shares outstanding	618,882	4,501,062	7,523,865	3,365,253	343,638	246,408
Net Assets	$ 36,529,281	$ 225,016,748	$ 265,832,265	$ 80,990,509	$ 25,000,217	$ 12,933,037
Class R6: Net asset value per share	$ 59.48	$ 50.24	$ 35.34	$ 24.13	$ 74.55	$ 53.47
Shares outstanding	323,851	20,812,277	13,313,236	3,382,927	971,545	113,909
Net Assets	$ 19,261,274	$ 1,045,661,029	$ 470,425,300	$ 81,642,924	$ 72,428,272	$ 6,091,017
Class Y: Net asset value per share	$ 59.41	$ 50.20	$ 35.34	$ 24.14	$ 74.41	$ 53.38
Shares outstanding	2,062,435	18,005,370	26,293,570	4,991,997	7,595,580	2,300,490
Net Assets	$ 122,539,204	$ 903,951,659	$ 929,282,966	$ 120,501,751	$ 565,204,403	$ 122,792,846
Class F: Net asset value per share	$ 49.26	$ 49.65	$ 34.10	$ 23.68	$ 67.69	$ 48.18
Shares outstanding	18,141,549	64,724,487	139,201,458	48,191,500	17,687,464	964,611
Net Assets	$ 893,712,730	$ 3,213,367,687	$ 4,746,177,561	$ 1,141,345,219	$ 1,197,268,214	$ 46,477,494
Cost of investments	$ 5,829,049,020	$ 7,709,760,462	$ 8,961,674,203	$ 3,324,670,527	$ 6,219,204,307	$ 1,297,072,635
Cost of foreign currency	$ 1,233	$ —	$ —	$ 633,746	$ —	$ 18
(1) Includes Investment in securities on loan, at market value	$ 78,297,883	$ —	$ —	$ 18,426,375	$ 50,802,197	$ 12,432,635
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 14,059,184,773	$ 873,448,443	$ 227,468,104	$ 886,904,488	$ 175,247,521	$ 1,008,057,011
Repurchase agreements	27,625,042	4,110,683	4,517,432	3,225,177	732,030	5,237,817
Investments in affiliated investments, at market value	109,463,815	—	—	—	—	—
Cash	7,056,190	1,034,123	1,155,617	5,539,188	184,186	465,012
Cash collateral held for securities on loan	14,635,744	—	—	199,221	—	1,365,260
Foreign currency	—	—	7	—	—	—
Receivables:
From affiliates	—	—	—	—	5,146	—
Investment securities sold	120,709,133	3,516,641	1,388,985	—	2,593,492	12,302,508
Fund shares sold	9,770,736	1,345,842	11,967	707,382	458,933	1,080,951
Dividends and interest	1,025,611	150,812	267,232	40,922	57,160	38,378
Securities lending income	173,273	—	—	1,559	187	28,213
Tax reclaims	—	—	56,850	—	—	—
Other assets	161,724	49,005	24,822	49,130	51,486	81,186
Total assets	14,349,806,041	883,655,549	234,891,016	896,667,067	179,330,141	1,028,656,336
Liabilities:
Obligation to return securities lending collateral	292,714,891	—	—	3,984,420	—	27,305,204
Payables:
Investment securities purchased	73,677,651	6,590,316	2,347,117	448,800	2,416,955	5,765,448
Fund shares redeemed	45,952,899	976,170	79,555	869,835	76,455	764,845
Investment management fees	8,282,139	520,756	87,439	537,449	104,988	647,427
Transfer agent fees	1,759,865	102,231	51,130	147,646	26,700	132,574
Accounting services fees	326,356	24,463	7,513	25,628	5,812	27,231
Board of Directors' fees	48,328	2,356	624	2,718	480	2,826
Distribution fees	219,229	17,294	8,455	13,148	2,774	23,552
Accrued expenses	532,676	77,887	29,969	53,738	30,913	84,184
Total liabilities	423,514,034	8,311,473	2,611,802	6,083,382	2,665,077	34,753,291
Net assets	$ 13,926,292,007	$ 875,344,076	$ 232,279,214	$ 890,583,685	$ 176,665,064	$ 993,903,045
Summary of Net Assets:
Capital stock and paid-in-capital	$ 7,969,271,648	$ 611,617,346	$ 157,414,123	$ 461,279,698	$ 141,214,034	$ 615,429,120
Distributable earnings (loss)	5,957,020,359	263,726,730	74,865,091	429,303,987	35,451,030	378,473,925
Net assets	$ 13,926,292,007	$ 875,344,076	$ 232,279,214	$ 890,583,685	$ 176,665,064	$ 993,903,045
Shares authorized	1,105,000,000	475,000,000	22,110,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 37.01	$ 18.14	$ 26.27	$ 64.88	$ 13.36	$ 30.24
Maximum offering price per share	39.16	19.20	27.80	68.66	14.14	32.00
Shares outstanding	93,132,686	20,066,591	7,168,371	3,946,506	4,453,228	16,633,361
Net Assets	$ 3,446,674,196	$ 363,954,790	$ 188,343,780	$ 256,060,898	$ 59,496,447	$ 502,922,732
Class C: Net asset value per share	$ 22.89	$ 14.28	$ 22.22	$ 41.34	$ 11.48	$ 17.65
Shares outstanding	16,668,511	625,465	152,850	196,001	269,928	528,252
Net Assets	$ 381,566,370	$ 8,930,558	$ 3,396,750	$ 8,102,065	$ 3,098,190	$ 9,324,284
Class I: Net asset value per share	$ 38.77	$ 18.36	$ 25.93	$ 69.03	$ 13.40	$ 32.69
Shares outstanding	102,151,916	1,378,009	777,224	1,740,371	2,455,556	1,817,737
Net Assets	$ 3,960,712,874	$ 25,307,031	$ 20,153,140	$ 120,134,654	$ 32,905,244	$ 59,420,781
Class R3: Net asset value per share	$ 41.94	$ 19.18	$ 26.71	$ 63.50	$ 13.91	$ 33.41
Shares outstanding	2,387,205	363,519	41,118	136,011	66,944	464,762
Net Assets	$ 100,112,898	$ 6,973,073	$ 1,098,399	$ 8,637,022	$ 931,035	$ 15,527,252
Class R4: Net asset value per share	$ 44.51	$ 19.64	$ 27.02	$ 67.99	$ 14.13	$ 36.39
Shares outstanding	4,254,090	534,644	176,691	310,290	3,745	421,042
Net Assets	$ 189,348,282	$ 10,502,401	$ 4,774,827	$ 21,098,002	$ 52,909	$ 15,320,411
Class R5: Net asset value per share	$ 46.54	$ 19.97	$ 27.30	$ 72.91	$ 14.10	$ 39.26
Shares outstanding	6,864,261	107,248	11,721	1,190,292	1,717	172,754
Net Assets	$ 319,470,199	$ 2,142,225	$ 320,014	$ 86,787,952	$ 24,204	$ 6,782,371
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$ 47.29	$ —	$ 27.38	$ 74.32	$ 14.10	$ 40.33
Shares outstanding	35,096,226	—	9,388	1,142,459	106,993	147,632
Net Assets	$ 1,659,581,715	$ —	$ 257,072	$ 84,908,124	$ 1,508,417	$ 5,953,999
Class Y: Net asset value per share	$ 47.18	$ 20.02	$ 27.34	$ 74.28	$ 14.07	$ 40.25
Shares outstanding	20,567,777	764,775	64,137	3,613,498	138,316	1,132,719
Net Assets	$ 970,296,215	$ 15,307,456	$ 1,753,297	$ 268,416,456	$ 1,946,741	$ 45,590,067
Class F: Net asset value per share	$ 39.01	$ 18.37	$ 25.84	$ 69.43	$ 13.40	$ 32.96
Shares outstanding	74,310,824	24,077,883	471,493	524,816	5,724,378	10,106,323
Net Assets	$ 2,898,529,258	$ 442,226,542	$ 12,181,935	$ 36,438,512	$ 76,701,877	$ 333,061,148
Cost of investments	$ 9,586,734,086	$ 672,390,795	$ 170,957,656	$ 610,210,039	$ 149,661,861	$ 837,411,971
Cost of investments in affiliated investments	$ 102,451,938	$ —	$ —	$ —	$ —	$ —
Cost of foreign currency	$ —	$ —	$ 7	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 285,537,889	$ —	$ —	$ 4,006,025	$ —	$ 26,917,675
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 86,490,916	$ 136,795,634	$ 252,552,716	$ 117,001,201	$ 19,108,988	$ 14,937,666
Interest	65,550	87,235	141,932	36,912	44,144	15,034
Securities lending	202,085	22,622	121,350	63,536	352,094	230,464
Less: Foreign tax withheld	(72,342)	—	(1,936,818)	(1,010,207)	—	(231,932)
Total investment income, net	86,686,209	136,905,491	250,879,180	116,091,442	19,505,226	14,951,232
Expenses:
Investment management fees	49,676,683	37,136,213	74,151,966	27,914,942	53,553,149	14,240,330
Transfer agent fees
Class A	5,618,496	1,337,171	3,867,964	1,420,724	2,973,184	972,857
Class C	233,282	473,195	197,771	194,796	336,435	190,269
Class I	561,597	3,641,597	2,124,231	1,118,898	1,808,294	437,635
Class R3	102,666	124,063	142,586	76,152	116,044	71,469
Class R4	58,152	309,598	144,060	71,423	123,907	41,440
Class R5	41,188	218,565	232,793	82,493	26,392	14,983
Class R6	467	21,916	14,330	2,935	2,395	225
Class Y	129,824	810,008	1,078,791	103,232	576,983	129,123
Class F	6,368	23,756	25,744	11,470	7,437	1,462
Distribution fees
Class A	13,797,055	3,691,312	10,669,520	4,259,988	8,682,038	2,141,127
Class C	1,723,108	5,375,759	1,591,467	1,893,578	3,387,379	1,466,784
Class R3	233,602	299,348	324,593	180,149	266,089	171,257
Class R4	90,159	529,775	239,606	116,696	195,851	66,369
Custodian fees	15,440	35,714	32,206	15,714	31,974	25,607
Registration and filing fees	159,815	502,930	408,671	200,502	269,303	152,383
Accounting services fees	1,079,266	1,601,426	1,754,140	659,987	1,094,466	255,936
Board of Directors' fees	192,690	297,825	322,741	116,960	200,727	43,699
Audit and tax fees	39,415	22,156	22,376	22,060	38,555	25,652
Other expenses	614,691	813,780	953,884	412,099	562,864	167,975
Total expenses (before waivers, reimbursements and fees paid indirectly)	74,373,964	57,266,107	98,299,440	38,874,798	74,253,466	20,616,582
Transfer agent fee waivers	(17,901)	(131,049)	(682,575)	(10,138)	(48,828)	(20,235)
Distribution fee reimbursements	(229,280)	(101,307)	(105,853)	(16,158)	(241,569)	(28,670)
Commission recapture	(49,870)	(9,920)	(44,995)	(11,719)	(75,072)	(5,949)
Total waivers, reimbursements and fees paid indirectly	(297,051)	(242,276)	(833,423)	(38,015)	(365,469)	(54,854)
Total expenses	74,076,913	57,023,831	97,466,017	38,836,783	73,887,997	20,561,728
Net Investment Income (Loss)	12,609,296	79,881,660	153,413,163	77,254,659	(54,382,771)	(5,610,496)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,086,100,955	335,569,531	700,954,383	364,674,920	1,724,290,896	183,813,447
Futures contracts	31,660,302	31,391,264	—	—	—	—
Other foreign currency transactions	(17,591)	—	(2,510)	2,657	(10,450)	18,863
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,117,743,666	366,960,795	700,951,873	364,677,577	1,724,280,446	183,832,310
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	952,494,489	2,961,617,485	3,492,438,056	993,084,121	264,839,851	154,309,751
Futures contracts	8,707,449	2,034,977	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(5,142)	—	—	7,558	521	(23,898)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	961,196,796	2,963,652,462	3,492,438,056	993,091,679	264,840,372	154,285,853
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,078,940,462	3,330,613,257	4,193,389,929	1,357,769,256	1,989,120,818	338,118,163
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,091,549,758	$ 3,410,494,917	$ 4,346,803,092	$ 1,435,023,915	$ 1,934,738,047	$ 332,507,667
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 201,741,540	$ 9,689,704	$ 5,142,877	$ 4,503,518	$ 2,918,048	$ 1,513,669
Interest	9,579	3,064	1,565	1,721	377	7,668
Securities lending	702,498	—	—	159,387	2,639	346,655
Less: Foreign tax withheld	(34,024)	(42,560)	(63,015)	—	(11,114)	—
Total investment income, net	202,419,593	9,650,208	5,081,427	4,664,626	2,909,950	1,867,992
Expenses:
Investment management fees	105,484,421	5,708,276	960,238	6,588,557	988,172	7,498,454
Transfer agent fees
Class A	3,224,605	525,217	287,037	434,824	109,933	633,628
Class C	466,043	19,328	9,424	16,511	7,053	21,265
Class I	5,476,633	18,055	14,892	85,250	22,563	55,197
Class R3	232,025	15,170	2,299	21,357	1,603	36,452
Class R4	359,131	17,280	8,164	42,331	78	25,118
Class R5	398,704	2,335	344	95,217	37	6,936
Class R6	50,732	—	22	2,254	12	147
Class Y	1,270,095	19,048	1,074	305,889	1,396	27,139
Class F	39,723	7,768	213	517	234	5,868
Distribution fees
Class A	8,471,369	828,375	436,747	625,134	132,935	1,232,988
Class C	4,218,510	102,470	37,720	126,505	28,540	103,748
Class R3	527,886	34,514	5,233	48,579	3,705	82,922
Class R4	534,779	25,439	12,163	64,892	117	38,523
Custodian fees	164,146	1,797	2,214	10,358	4,304	17,381
Registration and filing fees	305,049	125,290	116,885	124,937	117,008	162,594
Accounting services fees	2,146,175	129,561	36,768	146,956	24,971	150,619
Board of Directors' fees	387,370	20,880	5,478	23,271	3,942	25,512
Audit and tax fees	22,535	21,877	22,026	21,583	21,903	31,645
Other expenses	1,432,803	174,542	37,216	88,724	30,675	177,502
Total expenses (before waivers, reimbursements and fees paid indirectly)	135,212,734	7,797,222	1,996,157	8,873,646	1,499,181	10,333,638
Expense waivers	—	—	(55,447)	—	(37,080)	—
Transfer agent fee waivers	(857,805)	(602)	—	(153,731)	—	—
Distribution fee reimbursements	(117,703)	(7,915)	(9,920)	(20,310)	(5,356)	(23,248)
Commission recapture	(46,666)	(13,118)	(362)	(10,002)	(1,043)	(20,274)
Total waivers, reimbursements and fees paid indirectly	(1,022,174)	(21,635)	(65,729)	(184,043)	(43,479)	(43,522)
Total expenses	134,190,560	7,775,587	1,930,428	8,689,603	1,455,702	10,290,116
Net Investment Income (Loss)	68,229,033	1,874,621	3,150,999	(4,024,977)	1,454,248	(8,422,124)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,762,635,518	100,033,121	13,598,690	174,617,463	17,238,965	218,358,576
Investments in affiliated investments	(55,422,395)	—	—	—	—	1,364,479
Other foreign currency transactions	—	3,431	215	—	4,312	184
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,707,213,123	100,036,552	13,598,905	174,617,463	17,243,277	219,723,239
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	2,562,166,242	189,407,923	56,452,184	106,905,409	29,174,321	8,069,059
Investments in affiliated investments	127,853,845	—	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,690,020,087	189,407,923	56,452,184	106,905,409	29,174,321	8,069,059
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,397,233,210	289,444,475	70,051,089	281,522,872	46,417,598	227,792,298
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,465,462,243	$ 291,319,096	$ 73,202,088	$ 277,497,895	$ 47,871,846	$ 219,370,174
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 12,609,296	$ 35,121,555	$ 79,881,660	$ 68,377,330
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,117,743,666	321,998,365	366,960,795	(54,681,104)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	961,196,796	174,640,236	2,963,652,462	762,997,999
Net Increase (Decrease) in Net Assets Resulting from Operations	2,091,549,758	531,760,156	3,410,494,917	776,694,225
Distributions to Shareholders:
Class A	(256,624,217)	(233,332,626)	(7,166,565)	(22,933,276)
Class C	(12,630,524)	(16,172,531)	—	(8,130,633)
Class I	(33,651,291)	(33,414,797)	(26,510,048)	(50,034,683)
Class R3	(1,911,571)	(1,922,241)	(145,253)	(766,121)
Class R4	(1,459,215)	(1,528,792)	(972,045)	(3,662,366)
Class R5	(1,629,937)	(1,654,005)	(1,462,901)	(6,433,518)
Class R6	(638,212)	(3,567,961)	(6,940,312)	(7,619,916)
Class Y	(4,992,537)	(8,300,069)	(5,937,551)	(10,460,626)
Class F	(42,410,229)	(40,192,877)	(21,751,271)	(48,473,881)
Total distributions	(355,947,733)	(340,085,899)	(70,885,946)	(158,515,020)
Capital Share Transactions:
Sold	338,608,621	393,860,254	3,592,112,670	4,431,360,869
Issued on reinvestment of distributions	343,956,936	327,641,306	67,490,064	151,792,918
Redeemed	(1,039,938,487)	(1,497,856,000)	(2,927,339,187)	(2,300,491,319)
Net increase (decrease) from capital share transactions	(357,372,930)	(776,354,440)	732,263,547	2,282,662,468
Net Increase (Decrease) in Net Assets	1,378,229,095	(584,680,183)	4,071,872,518	2,900,841,673
Net Assets:
Beginning of period	6,356,957,117	6,941,637,300	8,592,752,431	5,691,910,758
End of period	$ 7,735,186,212	$ 6,356,957,117	$ 12,664,624,949	$ 8,592,752,431
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 153,413,163	$ 159,576,823	$ 77,254,659	$ 76,499,402
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	700,951,873	194,550,105	364,677,577	41,190,676
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,492,438,056	(496,987,234)	993,091,679	(294,473,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,346,803,092	(142,860,306)	1,435,023,915	(176,783,108)
Distributions to Shareholders:
Class A	(124,272,767)	(160,312,321)	(41,652,685)	(123,227,802)
Class C	(3,956,164)	(7,036,533)	(3,698,845)	(20,643,364)
Class I	(71,985,276)	(56,365,416)	(33,459,498)	(79,079,559)
Class R3	(1,696,101)	(2,526,370)	(781,704)	(3,167,178)
Class R4	(2,690,217)	(4,441,817)	(1,147,861)	(4,104,853)
Class R5	(6,848,052)	(8,627,986)	(2,137,950)	(6,408,419)
Class R6	(9,408,231)	(6,208,413)	(2,007,112)	(4,420,613)
Class Y	(30,895,801)	(32,073,450)	(2,882,683)	(8,372,101)
Class F	(117,659,277)	(133,641,614)	(30,248,716)	(77,653,805)
Total distributions	(369,411,886)	(411,233,920)	(118,017,054)	(327,077,694)
Capital Share Transactions:
Sold	4,029,585,831	2,466,834,298	771,725,035	870,782,771
Issued on reinvestment of distributions	354,750,045	395,743,447	113,763,031	313,924,345
Redeemed	(2,883,515,258)	(2,162,912,714)	(999,427,216)	(1,064,410,832)
Net increase (decrease) from capital share transactions	1,500,820,618	699,665,031	(113,939,150)	120,296,284
Net Increase (Decrease) in Net Assets	5,478,211,824	145,570,805	1,203,067,711	(383,564,518)
Net Assets:
Beginning of period	9,188,890,256	9,043,319,451	3,692,045,187	4,075,609,705
End of period	$ 14,667,102,080	$ 9,188,890,256	$ 4,895,112,898	$ 3,692,045,187
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ (54,382,771)	$ (29,916,479)	$ (5,610,496)	$ (4,395,168)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,724,280,446	1,058,626,660	183,832,310	203,398,936
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	264,840,372	1,003,071,867	154,285,853	73,940,755
Net Increase (Decrease) in Net Assets Resulting from Operations	1,934,738,047	2,031,782,048	332,507,667	272,944,523
Distributions to Shareholders:
Class A	(423,673,541)	(132,324,071)	(93,880,300)	(43,738,879)
Class C	(94,842,287)	(33,402,683)	(22,672,232)	(11,289,417)
Class I	(234,064,363)	(86,336,894)	(44,908,247)	(18,502,650)
Class R3	(7,102,825)	(2,788,128)	(3,747,674)	(2,132,500)
Class R4	(9,398,654)	(3,725,988)	(2,881,694)	(1,601,341)
Class R5	(2,988,257)	(1,419,176)	(1,201,964)	(362,224)
Class R6	(5,296,402)	(1,357,539)	(438,736)	(138,636)
Class Y	(53,966,607)	(8,936,697)	(10,597,239)	(4,160,454)
Class F	(109,670,067)	(31,543,831)	(4,009,747)	(1,805,276)
Total distributions	(941,003,003)	(301,835,007)	(184,337,833)	(83,731,377)
Capital Share Transactions:
Sold	1,412,684,010	1,236,652,514	254,406,423	225,456,081
Issued on reinvestment of distributions	867,858,722	276,247,055	175,117,607	79,518,799
Redeemed	(1,585,916,069)	(1,570,077,091)	(314,733,008)	(300,020,713)
Net increase (decrease) from capital share transactions	694,626,663	(57,177,522)	114,791,022	4,954,167
Net Increase (Decrease) in Net Assets	1,688,361,707	1,672,769,519	262,960,856	194,167,313
Net Assets:
Beginning of period	6,395,107,228	4,722,337,709	1,465,668,588	1,271,501,275
End of period	$ 8,083,468,935	$ 6,395,107,228	$ 1,728,629,444	$ 1,465,668,588
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 68,229,033	$ (10,215,371)	$ 1,874,621	$ 4,875,802
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,707,213,123	1,702,763,140	100,036,552	(39,228,979)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,690,020,087	(766,119,265)	189,407,923	(52,936,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,465,462,243	926,428,504	291,319,096	(87,290,130)
Distributions to Shareholders:
Class A	(347,506,316)	(150,147,304)	(837,738)	(9,305,290)
Class C	(72,065,078)	(38,059,233)	—	(469,443)
Class I	(475,898,575)	(215,894,776)	(113,371)	(986,601)
Class R3	(10,341,121)	(4,574,098)	—	(194,286)
Class R4	(21,473,620)	(11,938,522)	(19,877)	(330,164)
Class R5	(36,606,303)	(21,826,289)	(9,446)	(46,111)
Class R6	(171,635,482)	(75,768,819)	—	—
Class Y	(114,448,304)	(67,701,427)	(91,721)	(388,031)
Class F	(294,576,639)	(117,154,616)	(2,424,869)	(10,736,193)
Total distributions	(1,544,551,438)	(703,065,084)	(3,497,022)	(22,456,119)
Capital Share Transactions:
Sold	2,014,553,894	3,049,644,964	146,817,585	143,137,588
Issued on reinvestment of distributions	1,483,163,109	674,235,988	3,487,144	22,332,350
Redeemed	(5,460,496,113)	(4,890,549,843)	(162,560,509)	(161,706,044)
Net increase (decrease) from capital share transactions	(1,962,779,110)	(1,166,668,891)	(12,255,780)	3,763,894
Net Increase (Decrease) in Net Assets	958,131,695	(943,305,471)	275,566,294	(105,982,355)
Net Assets:
Beginning of period	12,968,160,312	13,911,465,783	599,777,782	705,760,137
End of period	$ 13,926,292,007	$ 12,968,160,312	$ 875,344,076	$ 599,777,782
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 3,150,999	$ 4,115,456	$ (4,024,977)	$ (2,708,736)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	13,598,905	(2,408,260)	174,617,463	76,991,681
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	56,452,184	(16,678,797)	106,905,409	50,280,658
Net Increase (Decrease) in Net Assets Resulting from Operations	73,202,088	(14,971,601)	277,497,895	124,563,603
Distributions to Shareholders:
Class A	(3,241,327)	(8,585,823)	(16,552,797)	(3,152,385)
Class C	(63,247)	(334,835)	(1,531,478)	(371,513)
Class I	(300,872)	(704,282)	(7,507,522)	(2,950,208)
Class R3	(17,729)	(57,990)	(683,476)	(162,662)
Class R4	(91,734)	(303,759)	(2,012,020)	(630,158)
Class R5	(5,775)	(12,405)	(5,481,575)	(1,205,841)
Class R6	(13,682)	(1,828)	(6,037,686)	(971,533)
Class Y	(10,318)	(33,830)	(17,719,809)	(5,261,028)
Class F	(258,522)	(650,547)	(3,391,955)	(693,277)
Total distributions	(4,003,206)	(10,685,299)	(60,918,318)	(15,398,605)
Capital Share Transactions:
Sold	21,527,878	14,502,495	158,407,323	261,523,570
Issued on reinvestment of distributions	3,936,286	10,505,584	58,369,869	14,907,961
Redeemed	(31,941,068)	(38,374,320)	(342,794,035)	(601,709,062)
Net increase (decrease) from capital share transactions	(6,476,904)	(13,366,241)	(126,016,843)	(325,277,531)
Net Increase (Decrease) in Net Assets	62,721,978	(39,023,141)	90,562,734	(216,112,533)
Net Assets:
Beginning of period	169,557,236	208,580,377	800,020,951	1,016,133,484
End of period	$ 232,279,214	$ 169,557,236	$ 890,583,685	$ 800,020,951
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 1,454,248	$ 1,079,397	$ (8,422,124)	$ (3,224,456)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	17,243,277	(8,845,626)	219,723,239	80,687,603
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	29,174,321	(8,048,202)	8,069,059	109,288,045
Net Increase (Decrease) in Net Assets Resulting from Operations	47,871,846	(15,814,431)	219,370,174	186,751,192
Distributions to Shareholders:
Class A	(363,877)	(2,971,162)	(42,313,500)	(19,581,596)
Class C	(3,950)	(232,432)	(1,604,568)	(922,638)
Class I	(54,057)	(419,421)	(3,566,682)	(1,641,458)
Class R3	(3,498)	(37,274)	(1,394,856)	(795,519)
Class R4	(362)	(4,174)	(1,251,522)	(754,352)
Class R5	(148)	(730)	(377,954)	(157,911)
Class R6	(3,866)	(7,037)	(128,962)	(5,772)
Class Y	(3,913)	(28,438)	(1,778,231)	(1,571,493)
Class F	(666,330)	(3,318,166)	(24,289,826)	(11,316,929)
Total distributions	(1,100,001)	(7,018,834)	(76,706,101)	(36,747,668)
Capital Share Transactions:
Sold	82,135,100	14,194,625	307,799,887	102,088,209
Issued on reinvestment of distributions	1,094,882	6,977,511	76,133,999	36,543,865
Redeemed	(32,701,037)	(23,873,812)	(262,911,327)	(164,590,834)
Net increase (decrease) from capital share transactions	50,528,945	(2,701,676)	121,022,559	(25,958,760)
Net Increase (Decrease) in Net Assets	97,300,790	(25,534,941)	263,686,632	124,044,764
Net Assets:
Beginning of period	79,364,274	104,899,215	730,216,413	606,171,649
End of period	$ 176,665,064	$ 79,364,274	$ 993,903,045	$ 730,216,413
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.65	12.83	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.77	14.80	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.10	15.30	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
For the Year Ended October 31, 2018
A	$ 41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
The accompanying notes are an integral part of these financial statements.
95

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2017
A	$ 34.49	$ 0.13	$ 7.39	$ 7.52	$ (0.15)	$ —	$ (0.15)	$ 41.86	21.86%	$ 4,613,982	1.09% (4)	1.08% (4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82 (4)	1.82 (4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81 (4)	0.81 (4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42 (4)	1.40 (4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11 (4)	1.11 (4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81 (4)	0.80 (4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71 (4)	0.71 (4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72 (4)	0.72 (4)	0.70	123
F (5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71 (4)(7)	0.71 (4)(7)	0.65 (7)	123
Hartford Core Equity Fund
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
The accompanying notes are an integral part of these financial statements.
96

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2018
A	$ 28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
For the Year Ended October 31, 2017
A	$ 23.87	$ 0.27	$ 4.70	$ 4.97	$ (0.12)	$ (0.19)	$ (0.31)	$ 28.53	21.06%	$ 631,817	0.75%	0.75%	1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50	0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52	1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09	0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79	1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49	1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41	1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42	1.33	39
F (5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41 (7)	1.39 (7)	39
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
The accompanying notes are an integral part of these financial statements.
97

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$ 27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
For the Year Ended October 31, 2017
A	$ 23.49	$ 0.39	$ 4.75	$ 5.14	$ (0.38)	$ (0.79)	$ (1.17)	$ 27.46	22.40%	$ 3,619,123	1.00%	1.00%	1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74	0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80	1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35	1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05	1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74	1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64	1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66	1.94	26
F (5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64 (7)	1.66 (7)	26
The Hartford Equity Income Fund
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
The accompanying notes are an integral part of these financial statements.
98

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$ 20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
For the Year Ended October 31, 2017
A	$ 17.97	$ 0.35	$ 3.24	$ 3.59	$ (0.32)	$ (0.60)	$ (0.92)	$ 20.64	20.51%	$ 1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F (5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16
The accompanying notes are an integral part of these financial statements.
99

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
For the Year Ended October 31, 2018
A	$ 46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
The accompanying notes are an integral part of these financial statements.
100

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$ 37.66	$ (0.23)	$ 10.17	$ 9.94	$ —	$ (1.40)	$ (1.40)	$ 46.20	27.40%	$ 1,914,743	1.11%	1.10%	(0.57)%	119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)	119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)	119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)	119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)	119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)	119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)	119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)	119
F (5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75 (7)	(0.34) (7)	119
The Hartford Healthcare Fund
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	— (8)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	— (9)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	— (8)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	— (9)	51
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	— (8)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (10)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (6)	1,341	0.91 (7)	0.91 (7)	0.06 (7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
The accompanying notes are an integral part of these financial statements.
101

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2018
A	$ 34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
For the Year Ended October 31, 2017
A	$ 30.96	$ (0.12)	$ 7.04	$ 6.92	$ —	$ (3.02)	$ (3.02)	$ 34.86	24.28%	$ 714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F (5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33 (6)	61,710	0.90 (7)	0.90 (7)	0.04 (7)	23
The Hartford MidCap Fund
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (8)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (9)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (8)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
The accompanying notes are an integral part of these financial statements.
102

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2018
A	$ 30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
For the Year Ended October 31, 2017
A	$ 24.25	$ (0.11)	$ 7.00	$ 6.89	$ —	$ (0.78)	$ (0.78)	$ 30.36	29.02%	$ 2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F (5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19 (6)	1,244,732	0.76 (7)	0.76 (7)	(0.15) (7)	30
The Hartford MidCap Value Fund
For the Year Ended October 31, 2021
A	$ 12.21	$ —(8)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	— (8)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (8)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
The accompanying notes are an integral part of these financial statements.
103

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2018
A	$ 15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
For the Year Ended October 31, 2017
A	$ 13.98	$ 0.01	$ 2.65	$ 2.66	$ —	$ (1.02)	$ (1.02)	$ 15.62	19.67%	$ 291,082	1.23%	1.23%	0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96	(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10	0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52	(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21	0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91	0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82	0.48	40
F (5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81 (7)	0.46 (7)	40
Hartford Quality Value Fund
For the Year Ended October 31, 2021
A	$ 18.61	$ 0.34	$ 7.76	$ 8.10	$ (0.44)	$ —	$ (0.44)	$ 26.27	44.08%	$ 188,344	0.97%	0.94%	1.44%	21%
C	15.78	0.14	6.57	6.71	(0.27)	—	(0.27)	22.22	42.97	3,397	1.80	1.71	0.71	21
I	18.37	0.41	7.65	8.06	(0.50)	—	(0.50)	25.93	44.56	20,153	0.65	0.63	1.73	21
R3	18.92	0.29	7.89	8.18	(0.39)	—	(0.39)	26.71	43.73	1,098	1.27	1.17	1.22	21
R4	19.13	0.37	7.97	8.34	(0.45)	—	(0.45)	27.02	44.20	4,775	0.97	0.88	1.50	21
R5	19.32	0.43	8.06	8.49	(0.51)	—	(0.51)	27.30	44.59	320	0.67	0.62	1.76	21
R6	19.38	0.48	8.06	8.54	(0.54)	—	(0.54)	27.38	44.79	257	0.56	0.46	1.95	21
Y	19.35	0.44	8.07	8.51	(0.52)	—	(0.52)	27.34	44.65	1,753	0.66	0.57	1.74	21
F	18.31	0.45	7.62	8.07	(0.54)	—	(0.54)	25.84	44.84	12,182	0.56	0.46	1.92	21
For the Year Ended October 31, 2020
A	$ 21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$ 20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
The accompanying notes are an integral part of these financial statements.
104

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund – (continued)
For the Year Ended October 31, 2018
A	$ 20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6 (11)	20.99	0.28	(0.53) (12)	(0.25)	—	—	—	20.74	(1.19) (6)	10	0.61 (7)	0.59 (7)	1.95 (7)	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
For the Year Ended October 31, 2017
A	$ 17.94	$ 0.19	$ 2.64	$ 2.83	$ (0.14)	$ (0.14)	$ (0.28)	$ 20.49	15.89%	$ 180,059	1.20%	1.20%	0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93	0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94	1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53	0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20	0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91	1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83	1.31	39
F (5)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47 (6)	12,030	0.80 (7)	0.80 (7)	1.17 (7)	39
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
The accompanying notes are an integral part of these financial statements.
105

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	— (8)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
For the Year Ended October 31, 2018
A	$ 57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
For the Year Ended October 31, 2017
A	$ 44.55	$ (0.25)	$ 13.25	$ 13.00	$ —	$ (0.31)	$ (0.31)	$ 57.24	29.28%	$ 215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24 (6)	47,409	0.75 (7)	0.75 (7)	(0.24) (7)	56
Hartford Small Cap Value Fund
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	— (8)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
The accompanying notes are an integral part of these financial statements.
106

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (8)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$ 14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6	13.99	0.05	0.11	0.16	—	—	—	14.15	1.14 (6)	10	0.91 (7)	0.84 (7)	0.47 (7)	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
For the Year Ended October 31, 2017
A	$ 11.56	$ 0.04	$ 2.63	$ 2.67	$ (0.10)	$ —	$ (0.10)	$ 14.13	23.19%	$ 53,057	1.28%	1.27%	0.32%	83%
C	10.58	(0.05)	2.40	2.35	(0.02)	—	(0.02)	12.91	22.24	11,081	2.03	2.01	(0.41)	83
I	11.58	0.08	2.63	2.71	(0.14)	—	(0.14)	14.15	23.53	3,225	1.01	1.00	0.60	83
R3	11.87	0.01	2.69	2.70	(0.07)	—	(0.07)	14.50	22.79	723	1.63	1.50	0.09	83
R4	11.94	0.05	2.70	2.75	(0.08)	—	(0.08)	14.61	23.11	113	1.36	1.20	0.36	83
R5	11.96	0.10	2.71	2.81	(0.14)	—	(0.14)	14.63	23.63	44	1.01	0.90	0.74	83
Y	12.00	0.11	2.71	2.82	(0.16)	—	(0.16)	14.66	23.58	1,242	0.86	0.85	0.78	83
F	13.22	0.05	0.89	0.94	—	—	—	14.16	7.11 (6)	86,675	0.88 (7)	0.85 (7)	0.52 (7)	83
The accompanying notes are an integral part of these financial statements.
107

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$ 20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104
The accompanying notes are an integral part of these financial statements.
108

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2017
A	$ 15.74	$ (0.12)	$ 4.72	$ 4.60	$ —	$ —	$ —	$ 20.34	29.16%	$ 252,187	1.39%	1.37%	(0.64)%	109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10	(1.40)	109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15	(0.51)	109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55	(0.84)	109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25	(0.53)	109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95	(0.20)	109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90	(0.38)	109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90	(0.08)	109
F (5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49 (6)	81,831	0.92 (7)	0.90 (7)	(0.38) (7)	109

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.01 per share.
(9)	Amount is less than 0.01%.
(10)	Commenced operations on February 28, 2019.
(11)	Commenced operations on February 28, 2018.
(12)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
109

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-six and thirteen series, respectively, as of October 31, 2021. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
Hartford Quality Value Fund (the "Quality Value Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2021, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
111

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund
112

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2021.
c)	Special Purpose Acquisition Companies – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. A Fund may enter into a contingent commitment with a SPAC to purchase shares of private investments in public equity investments (“PIPE”) if and when the SPAC completes its merger or acquisition; however if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional
113

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of Capital Appreciation Fund and Core Equity Fund had used futures contracts.
b)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 6,601,053	$ —	$ 6,601,053
Total	$ —	$ —	$ —	$ 6,601,053	$ —	$ 6,601,053

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 31,660,302	$ —	$ 31,660,302
Total	$ —	$ —	$ —	$ 31,660,302	$ —	$ 31,660,302
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 8,707,449	$ —	$ 8,707,449
Total	$ —	$ —	$ —	$ 8,707,449	$ —	$ 8,707,449
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	471
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Core Equity Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 31,391,264	$ —	$ 31,391,264
Total	$ —	$ —	$ —	$ 31,391,264	$ —	$ 31,391,264
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 2,034,977	$ —	$ 2,034,977
Total	$ —	$ —	$ —	$ 2,034,977	$ —	$ 2,034,977
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	321
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 6,601,053	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,601,053	—
Derivatives not subject to a MNA	(6,601,053)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 29,401,051	$ 326,546,682	$ 36,050,954	$ 304,034,945
Core Equity Fund	70,885,946	—	60,527,093	97,987,927
Dividend and Growth Fund	154,554,069	214,857,817	150,668,454	260,565,466
Equity Income Fund	75,881,176	42,135,878	71,168,447	255,909,247
Growth Opportunities Fund	361,398,386	579,604,617	—	301,835,007
Healthcare Fund	27,136,342	157,201,491	6,049,810	77,681,567
MidCap Fund	—	1,544,551,438	—	703,065,084
MidCap Value Fund	3,497,022	—	5,747,295	16,708,824
Quality Value Fund	4,003,206	—	4,852,723	5,832,576
Small Cap Growth Fund	14,305,053	46,613,265	—	15,398,605
Small Cap Value Fund	1,100,001	—	1,006,381	6,012,453
Small Company Fund	37,854,022	38,852,079	—	36,747,668

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 275,556,677	$ 808,192,672	$ 1,915,262,527	$ 2,999,011,876
Core Equity Fund	109,005,821	276,779,779	4,901,968,504	5,287,754,104
Dividend and Growth Fund	72,768,002	650,563,089	5,589,576,274	6,312,907,365
Equity Income Fund	23,718,521	327,557,472	1,593,602,175	1,944,878,168
Growth Opportunities Fund	625,300,617	929,828,549	1,849,084,764	3,404,213,930
Healthcare Fund	8,784,435	157,636,285	437,018,890	603,439,610
MidCap Fund	82,826,769	1,452,195,245	4,421,998,345	5,957,020,359
MidCap Value Fund	21,874,389	40,778,782	201,073,559	263,726,730
Quality Value Fund	3,297,860	11,016,024	60,551,207	74,865,091
Small Cap Growth Fund	—	150,799,913	278,504,074	429,303,987
Small Cap Value Fund	6,278,175	5,362,817	23,810,038	35,451,030
Small Company Fund	50,478,329	153,794,458	174,201,138	378,473,925
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ 36,737,981	$ (36,737,981)
Equity Income Fund	26,760,727	(26,760,727)
Growth Opportunities Fund	105,922,139	(105,922,139)
Healthcare Fund	9,171,665	(9,171,665)
MidCap Fund	202,946,801	(202,946,801)
Small Cap Growth Fund	17,201,525	(17,201,525)
Small Company Fund	6,096,797	(6,096,797)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Small Company Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2021.
During the year ended October 31, 2021, Core Equity Fund utilized $46,847,127, MidCap Value Fund utilized $32,679,852, Quality Value Fund utilized $2,486,494, and Small Cap Value Fund utilized $5,504,390 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 5,872,665,229	$ 2,009,304,658	$ (93,968,052)	$ 1,915,336,606
Core Equity Fund	7,719,983,877	4,924,670,451	(22,701,947)	4,901,968,504
Dividend and Growth Fund	8,978,176,586	5,650,613,698	(61,037,424)	5,589,576,274
Equity Income Fund	3,317,882,290	1,622,736,076	(29,255,501)	1,593,480,575
Growth Opportunities Fund	6,218,207,281	2,015,361,057	(166,279,070)	1,849,081,987
Healthcare Fund	1,298,957,148	491,284,508	(54,256,116)	437,028,392
MidCap Fund	9,774,275,285	4,825,023,634	(403,025,289)	4,421,998,345
MidCap Value Fund	676,485,567	211,895,733	(10,822,174)	201,073,559
Quality Value Fund	171,434,329	61,682,308	(1,131,101)	60,551,207
Small Cap Growth Fund	611,625,591	322,908,546	(44,404,472)	278,504,074
Small Cap Value Fund	152,169,513	27,886,880	(4,076,842)	23,810,038
Small Company Fund	839,093,690	220,057,227	(45,856,089)	174,201,138
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the
119

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2022 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
From November 1, 2020 through February 28, 2021, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for the Small Company Fund:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.04%	1.83%	0.77%	1.41%	1.10%	0.80%	0.69%	0.78%	0.69%
Core Equity Fund	0.70%	1.45%	0.45%	1.06%	0.72%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.97%	1.75%	0.71%	1.35%	1.03%	0.73%	0.63%	0.67%	0.63%
Equity Income Fund	0.98%	1.75%	0.74%	1.35%	1.05%	0.75%	0.65%	0.73%	0.65%
Growth Opportunities Fund	1.06%	1.83%	0.82%	1.44%	1.14%	0.84%	0.73%	0.83%	0.73%
Healthcare Fund	1.24%	2.01%	0.98%	1.59%	1.29%	1.00%	0.89%	0.98%	0.89%
MidCap Fund	1.08%	1.84%	0.85%	1.45%	1.13%	0.83%	0.74%	0.77%	0.73%
MidCap Value Fund	1.18%	1.95%	0.85%	1.49%	1.19%	0.89%	N/A	0.88%	0.77%
Quality Value Fund	0.94%	1.71%	0.63%	1.17%	0.88%	0.62%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.18%	1.89%	0.83%	1.47%	1.17%	0.86%	0.76%	0.81%	0.76%
Small Cap Value Fund	1.28%	2.04%	0.96%	1.39%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.22%	2.05%	0.95%	1.57%	1.26%	0.96%	0.85%	0.90%	0.85%
e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,636,733	$ 12,072
Core Equity Fund	2,921,456	43,366
Dividend and Growth Fund	3,383,956	24,796
Equity Income Fund	1,125,483	10,310
Growth Opportunities Fund	3,114,928	25,783
Healthcare Fund	1,005,689	6,572
MidCap Fund	2,254,813	19,506
MidCap Value Fund	469,398	428
Quality Value Fund	97,745	65
Small Cap Growth Fund	100,663	499
Small Cap Value Fund	106,907	860
Small Company Fund	612,308	2,894
120

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2021, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 13,090
Core Equity Fund	20,209
Dividend and Growth Fund	22,565
Equity Income Fund	8,109
Growth Opportunities Fund	13,439
Healthcare Fund	2,937
MidCap Fund	24,786
MidCap Value Fund	1,433
Quality Value Fund	380
Small Cap Growth Fund	1,545
Small Cap Value Fund	280
Small Company Fund	1,652
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are
121

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2022, unless the Board of Directors approves its earlier termination.
Fund	Class I	Class Y
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
MidCap Fund	0.12%	0.04%
Small Cap Growth Fund	N/A	0.06%
From November 1, 2020 through February 28, 2021, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.06%
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
Equity Income Fund	N/A	0.06%
Growth Opportunities Fund	N/A	0.04%
Healthcare Fund	N/A	0.05%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.07%
Small Cap Growth Fund	N/A	0.04%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.10%	0.14%	0.08%	0.22%	0.16%	0.11%	0.00% *	0.09%	0.00%*
Core Equity Fund	0.09%	0.09%	0.09%	0.21%	0.15%	0.10%	0.00% *	0.08%	0.00%*
Dividend and Growth Fund	0.09%	0.12%	0.09%	0.22%	0.15%	0.10%	0.00% *	0.04%	0.00%*
Equity Income Fund	0.08%	0.10%	0.09%	0.21%	0.15%	0.10%	0.00% *	0.09%	0.00%*
Growth Opportunities Fund	0.09%	0.10%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.10%	0.00%*
Healthcare Fund	0.11%	0.13%	0.10%	0.21%	0.16%	0.12%	0.00% *	0.09%	0.00%*
MidCap Fund	0.10%	0.11%	0.12%	0.22%	0.17%	0.10%	0.00% *	0.04%	0.00%*
MidCap Value Fund	0.16%	0.19%	0.08%	0.22%	0.17%	0.12%	N/A	0.11%	0.00%*
Quality Value Fund	0.16%	0.25%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Small Cap Growth Fund	0.17%	0.13%	0.07%	0.22%	0.16%	0.11%	0.00% *	0.05%	0.00%*
Small Cap Value Fund	0.21%	0.25%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Small Company Fund	0.13%	0.20%	0.11%	0.22%	0.16%	0.12%	0.00% *	0.06%	0.00%*

*	Amount rounds to 0.00%
122

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

8.	Securities Lending:
Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Capital Appreciation Fund	$ 78,297,883	$ (78,297,883)	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	18,426,375	(18,426,375)	—
Growth Opportunities Fund	50,802,197	(50,802,197)	—
Healthcare Fund	12,432,635	(12,432,635) (3)	—
MidCap Fund	285,537,889	(285,537,889)	—
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	4,006,025	(4,006,025)	—
Small Cap Value Fund	—	—	—
Small Company Fund	26,917,675	(26,917,675)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $2,493,877.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
123

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$ 77,452,552	$ —	$ —	$ —	$ 77,452,552
Total Borrowings	$ 77,452,552	$ —	$ —	$ —	$ 77,452,552
Gross amount of recognized liabilities for securities lending transactions					$ 77,452,552
Equity Income Fund
Securities Lending Transactions(1)
Common Stocks	$ 19,221,444	$ —	$ —	$ —	$ 19,221,444
Total Borrowings	$ 19,221,444	$ —	$ —	$ —	$ 19,221,444
Gross amount of recognized liabilities for securities lending transactions					$ 19,221,444
Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$ 30,756,183	$ —	$ —	$ —	$ 30,756,183
Exchange-Traded Funds	20,630,943	—	—	—	20,630,943
Total Borrowings	$ 51,387,126	$ —	$ —	$ —	$ 51,387,126
Gross amount of recognized liabilities for securities lending transactions					$ 51,387,126
Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$ 10,759,237	$ —	$ —	$ —	$ 10,759,237
Total Borrowings	$ 10,759,237	$ —	$ —	$ —	$ 10,759,237
Gross amount of recognized liabilities for securities lending transactions					$ 10,759,237
MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$ 292,714,891	$ —	$ —	$ —	$ 292,714,891
Total Borrowings	$ 292,714,891	$ —	$ —	$ —	$ 292,714,891
Gross amount of recognized liabilities for securities lending transactions					$ 292,714,891
Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,984,420	$ —	$ —	$ —	$ 3,984,420
Total Borrowings	$ 3,984,420	$ —	$ —	$ —	$ 3,984,420
Gross amount of recognized liabilities for securities lending transactions					$ 3,984,420
Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,373,971	$ —	$ —	$ —	$ 3,373,971
Exchange-Traded Funds	23,931,233	—	—	—	23,931,233
Total Borrowings	$ 27,305,204	$ —	$ —	$ —	$ 27,305,204
Gross amount of recognized liabilities for securities lending transactions					$ 27,305,204

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
124

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

10.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended October 31, 2021, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below:
A summary of affiliated security transactions for the year ended October 31, 2021 follows:

Affliated Investments	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Capital Gains Distribution
MidCap Fund
Coherent, Inc.*	$ 187,569,718	$ 18,058,381	$ 411,099,062	$ 188,312,226	$ —	$ 17,158,737	$ —	—	$ —
CommScope Holding Co., Inc.	137,679,930	36,110,935	136,758,500	(55,422,395)	—	127,853,845	109,463,815	10,220,711	—
II-VI, Inc.*	281,918,456	51,442,698	188,952,376	65,146,804	—	51,926,342	261,481,923	4,321,301	—
KAR Auction Services, Inc.*	166,382,725	2,968,202	188,244,850	(21,888,071)	—	40,781,994	—	—	—
NuVasive, Inc.*	122,529,543	44,759,373	145,995,683	(7,845,007)	—	34,511,955	47,960,181	898,804	—
PTC Therapeutics, Inc.*	185,643,379	19,931,856	48,321,120	(6,267,817)	—	(38,758,862)	112,227,436	2,958,804	—
Teradata Corp.*	158,390,567	5,640,697	221,630,337	48,810,006	—	113,662,125	196,958,379	3,482,291	—
Total	$ 1,240,114,318	$ 178,912,142	$ 1,341,001,928	$ 210,845,746	$ —	$ 347,136,136	$728,091,734	21,881,911	$ —
Small Company Fund
Allstar Co.(1)	$ 2,634,744	$ —	$ —	$ —	$ (1,364,479)	$ (1,270,265)	$ —	3,136,600	$ 5,465,767

*	Not an affiliate as of October 31, 2021.
(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Fund's holdings in Allstar Co., the Fund previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, the Fund does not have direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
11.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	65%	—	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	0%*	—	—	—

*	Percentage rounds to zero.
125

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	6%
Equity Income Fund	6%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	4%
Small Cap Value Fund	34%
Small Company Fund	8%

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
12.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 4,464,956,625	$ 5,206,803,039	$ 4,464,956,625	$ 5,206,803,039
Core Equity Fund	2,350,534,922	1,430,740,283	2,350,534,922	1,430,740,283
Dividend and Growth Fund	3,190,240,893	2,085,167,169	3,190,240,893	2,085,167,169
Equity Income Fund	1,067,185,235	1,216,065,330	1,067,185,235	1,216,065,330
Growth Opportunities Fund	6,533,782,097	6,816,019,926	6,533,782,097	6,816,019,926
Healthcare Fund	824,641,192	912,535,736	824,641,192	912,535,736
MidCap Fund	4,121,031,940	7,569,551,161	4,121,031,940	7,569,551,161
MidCap Value Fund	441,899,041	453,360,880	441,899,041	453,360,880
Quality Value Fund	42,339,156	51,449,852	42,339,156	51,449,852
Small Cap Growth Fund	431,398,620	625,517,479	431,398,620	625,517,479
Small Cap Value Fund	132,253,465	82,617,263	132,253,465	82,617,263
Small Company Fund	1,185,210,655	1,133,575,058	1,185,210,655	1,133,575,058
13.	Capital Share Transactions:
The following information is for the years ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	3,367,409	$ 153,139,085	4,936,646	$ 174,349,729
Shares Issued for Reinvested Dividends	5,909,766	249,118,669	6,205,381	227,070,199
Shares Redeemed	(13,459,956)	(610,878,988)	(20,320,300)	(726,270,861)
Net Increase (Decrease)	(4,182,781)	(208,621,234)	(9,178,273)	(324,850,933)
Class C
Shares Sold	420,030	$ 13,300,659	646,385	$ 16,546,122
Shares Issued for Reinvested Dividends	423,362	12,493,414	576,523	15,076,069
Shares Redeemed	(2,943,150)	(94,205,765)	(5,045,288)	(130,502,671)
Net Increase (Decrease)	(2,099,758)	(68,411,692)	(3,822,380)	(98,880,480)
Class I
Shares Sold	1,763,794	$ 80,348,270	1,956,471	$ 70,731,684
Shares Issued for Reinvested Dividends	692,879	29,440,161	771,728	28,460,949
Shares Redeemed	(2,913,758)	(132,549,967)	(5,242,907)	(186,790,433)
Net Increase (Decrease)	(457,085)	(22,761,536)	(2,514,708)	(87,597,800)
126

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	81,697	$ 4,139,188	116,903	$ 4,540,361
Shares Issued for Reinvested Dividends	40,201	1,911,571	46,694	1,912,115
Shares Redeemed	(289,780)	(14,863,615)	(408,486)	(16,587,839)
Net Increase (Decrease)	(167,882)	(8,812,856)	(244,889)	(10,135,363)
Class R4
Shares Sold	75,708	$ 4,029,701	102,404	$ 4,357,340
Shares Issued for Reinvested Dividends	28,656	1,422,120	34,702	1,480,745
Shares Redeemed	(195,566)	(10,231,712)	(305,424)	(13,165,782)
Net Increase (Decrease)	(91,202)	(4,779,891)	(168,318)	(7,327,697)
Class R5
Shares Sold	38,655	$ 2,086,665	73,396	$ 3,082,937
Shares Issued for Reinvested Dividends	31,983	1,626,764	37,234	1,629,967
Shares Redeemed	(196,018)	(10,767,188)	(247,588)	(10,879,629)
Net Increase (Decrease)	(125,380)	(7,053,759)	(136,958)	(6,166,725)
Class R6
Shares Sold	101,705	$ 5,729,396	154,746	$ 6,189,604
Shares Issued for Reinvested Dividends	11,975	613,867	80,778	3,562,525
Shares Redeemed	(60,680)	(3,346,501)	(1,780,995)	(77,069,137)
Net Increase (Decrease)	53,000	2,996,762	(1,545,471)	(67,317,008)
Class Y
Shares Sold	418,089	$ 23,154,624	406,425	$ 17,905,774
Shares Issued for Reinvested Dividends	97,100	4,973,187	187,899	8,281,321
Shares Redeemed	(683,536)	(37,544,012)	(2,600,260)	(116,860,535)
Net Increase (Decrease)	(168,347)	(9,416,201)	(2,005,936)	(90,673,440)
Class F
Shares Sold	1,156,081	$ 52,681,033	2,953,391	$ 96,156,703
Shares Issued for Reinvested Dividends	996,586	42,357,183	1,088,641	40,167,416
Shares Redeemed	(2,759,017)	(125,550,739)	(6,078,654)	(219,729,113)
Net Increase (Decrease)	(606,350)	(30,512,523)	(2,036,622)	(83,404,994)
Total Net Increase (Decrease)	(7,845,785)	$ (357,372,930)	(21,653,555)	$ (776,354,440)
Core Equity Fund
Class A
Shares Sold	8,048,194	$ 349,552,465	12,000,329	$ 399,459,192
Shares Issued for Reinvested Dividends	170,767	6,957,062	652,243	22,377,578
Shares Redeemed	(5,854,509)	(256,534,349)	(7,386,228)	(240,896,634)
Net Increase (Decrease)	2,364,452	99,975,178	5,266,344	180,940,136
Class C
Shares Sold	2,433,951	$ 95,569,941	4,551,296	$ 137,663,560
Shares Issued for Reinvested Dividends	—	—	247,606	7,653,796
Shares Redeemed	(2,963,058)	(117,542,554)	(3,263,520)	(99,295,785)
Net Increase (Decrease)	(529,107)	(21,972,613)	1,535,382	46,021,571
Class I
Shares Sold	38,606,478	$ 1,683,147,371	55,251,441	$ 1,824,328,535
Shares Issued for Reinvested Dividends	587,802	23,982,316	1,340,855	46,209,109
Shares Redeemed	(25,621,499)	(1,138,977,250)	(27,336,937)	(896,498,720)
Net Increase (Decrease)	13,572,781	568,152,437	29,255,359	974,038,924
Class R3
Shares Sold	430,551	$ 19,338,433	599,499	$ 20,904,257
Shares Issued for Reinvested Dividends	3,454	143,013	21,100	731,315
Shares Redeemed	(280,505)	(12,331,610)	(352,314)	(11,904,251)
Net Increase (Decrease)	153,500	7,149,836	268,285	9,731,321
Class R4
Shares Sold	1,346,774	$ 61,759,473	1,581,637	$ 56,055,128
Shares Issued for Reinvested Dividends	22,870	962,136	100,713	3,564,282
Shares Redeemed	(1,230,844)	(56,219,106)	(1,491,613)	(51,795,823)
Net Increase (Decrease)	138,800	6,502,503	190,737	7,823,587
127

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	719,073	$ 31,981,033	1,134,925	$ 38,804,050
Shares Issued for Reinvested Dividends	30,689	1,262,537	159,932	5,552,692
Shares Redeemed	(1,428,140)	(63,174,300)	(2,986,041)	(101,176,396)
Net Increase (Decrease)	(678,378)	(29,930,730)	(1,691,184)	(56,819,654)
Class R6
Shares Sold	5,638,764	$ 249,691,246	16,027,389	$ 553,894,759
Shares Issued for Reinvested Dividends	161,700	6,679,826	209,189	7,302,091
Shares Redeemed	(5,359,583)	(240,460,323)	(3,524,239)	(123,476,087)
Net Increase (Decrease)	440,881	15,910,749	12,712,339	437,720,763
Class Y
Shares Sold	4,083,890	$ 178,723,495	11,888,408	$ 397,928,760
Shares Issued for Reinvested Dividends	139,865	5,777,841	285,662	9,972,693
Shares Redeemed	(4,487,602)	(204,115,939)	(4,866,025)	(165,866,944)
Net Increase (Decrease)	(263,847)	(19,614,603)	7,308,045	242,034,509
Class F
Shares Sold	20,968,799	$ 922,349,213	29,798,828	$ 1,002,322,628
Shares Issued for Reinvested Dividends	532,223	21,725,333	1,403,840	48,429,362
Shares Redeemed	(18,994,470)	(837,983,756)	(18,375,875)	(609,580,679)
Net Increase (Decrease)	2,506,552	106,090,790	12,826,793	441,171,311
Total Net Increase (Decrease)	17,705,634	$ 732,263,547	67,672,100	$ 2,282,662,468
Dividend and Growth Fund
Class A
Shares Sold	11,151,010	$ 344,976,720	12,878,095	$ 307,347,699
Shares Issued for Reinvested Dividends	4,336,771	122,673,579	6,355,646	158,639,507
Shares Redeemed	(17,131,999)	(519,287,515)	(23,863,951)	(575,703,006)
Net Increase (Decrease)	(1,644,218)	(51,637,216)	(4,630,210)	(109,715,800)
Class C
Shares Sold	1,419,508	$ 42,204,089	1,341,581	$ 31,800,923
Shares Issued for Reinvested Dividends	145,715	3,852,604	277,274	6,745,974
Shares Redeemed	(2,354,366)	(69,029,852)	(3,403,410)	(78,986,558)
Net Increase (Decrease)	(789,143)	(22,973,159)	(1,784,555)	(40,439,661)
Class I
Shares Sold	36,793,322	$ 1,137,090,014	44,546,101	$ 1,034,422,781
Shares Issued for Reinvested Dividends	2,425,264	69,068,594	2,167,389	53,242,132
Shares Redeemed	(15,783,459)	(477,606,650)	(18,862,040)	(444,869,560)
Net Increase (Decrease)	23,435,127	728,551,958	27,851,450	642,795,353
Class R3
Shares Sold	324,177	$ 10,228,653	319,957	$ 7,867,244
Shares Issued for Reinvested Dividends	59,719	1,695,081	98,410	2,513,108
Shares Redeemed	(687,387)	(21,558,216)	(713,282)	(17,768,056)
Net Increase (Decrease)	(303,491)	(9,634,482)	(294,915)	(7,387,704)
Class R4
Shares Sold	676,475	$ 21,736,412	646,555	$ 15,896,512
Shares Issued for Reinvested Dividends	75,716	2,188,661	137,823	3,531,150
Shares Redeemed	(1,035,619)	(31,590,923)	(1,673,250)	(42,325,963)
Net Increase (Decrease)	(283,428)	(7,665,850)	(888,872)	(22,898,301)
Class R5
Shares Sold	2,526,093	$ 79,438,301	2,555,808	$ 63,782,124
Shares Issued for Reinvested Dividends	96,696	2,843,393	142,472	3,650,977
Shares Redeemed	(2,227,663)	(69,728,112)	(2,841,394)	(70,963,602)
Net Increase (Decrease)	395,126	12,553,582	(143,114)	(3,530,501)
Class R6
Shares Sold	7,406,904	$ 227,713,097	4,880,872	$ 113,525,683
Shares Issued for Reinvested Dividends	297,938	8,855,913	237,877	5,996,137
Shares Redeemed	(2,250,013)	(70,681,330)	(1,733,037)	(42,798,399)
Net Increase (Decrease)	5,454,829	165,887,680	3,385,712	76,723,421
128

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	20,130,737	$ 637,738,953	9,848,904	$ 247,712,473
Shares Issued for Reinvested Dividends	944,058	27,654,509	1,131,629	28,911,339
Shares Redeemed	(24,259,929)	(783,606,689)	(7,635,109)	(181,522,018)
Net Increase (Decrease)	(3,185,134)	(118,213,227)	3,345,424	95,101,794
Class F
Shares Sold	49,096,886	$ 1,528,459,592	27,526,744	$ 644,478,859
Shares Issued for Reinvested Dividends	4,082,716	115,917,711	5,376,050	132,513,123
Shares Redeemed	(27,500,734)	(840,425,971)	(29,713,611)	(707,975,552)
Net Increase (Decrease)	25,678,868	803,951,332	3,189,183	69,016,430
Total Net Increase (Decrease)	48,758,536	$ 1,500,820,618	30,030,103	$ 699,665,031
Equity Income Fund
Class A
Shares Sold	8,289,761	$ 180,610,904	7,828,556	$ 136,913,278
Shares Issued for Reinvested Dividends	1,960,721	40,766,669	6,504,295	121,363,438
Shares Redeemed	(9,871,460)	(212,979,569)	(14,827,638)	(260,683,783)
Net Increase (Decrease)	379,022	8,398,004	(494,787)	(2,407,067)
Class C
Shares Sold	649,197	$ 14,115,367	919,038	$ 16,271,303
Shares Issued for Reinvested Dividends	180,050	3,621,924	1,018,170	19,066,339
Shares Redeemed	(4,975,576)	(107,730,675)	(5,650,866)	(99,286,782)
Net Increase (Decrease)	(4,146,329)	(89,993,384)	(3,713,658)	(63,949,140)
Class I
Shares Sold	13,408,859	$ 286,986,093	24,304,724	$ 412,538,522
Shares Issued for Reinvested Dividends	1,520,952	31,538,766	3,968,707	73,365,491
Shares Redeemed	(13,573,736)	(290,903,554)	(20,447,146)	(354,091,319)
Net Increase (Decrease)	1,356,075	27,621,305	7,826,285	131,812,694
Class R3
Shares Sold	178,866	$ 3,905,700	271,229	$ 4,760,437
Shares Issued for Reinvested Dividends	37,851	778,951	167,445	3,145,148
Shares Redeemed	(622,158)	(13,765,852)	(802,663)	(14,461,635)
Net Increase (Decrease)	(405,441)	(9,081,201)	(363,989)	(6,556,050)
Class R4
Shares Sold	409,910	$ 8,975,208	608,869	$ 10,607,139
Shares Issued for Reinvested Dividends	41,162	854,303	165,375	3,099,772
Shares Redeemed	(714,299)	(15,093,697)	(1,115,129)	(20,177,582)
Net Increase (Decrease)	(263,227)	(5,264,186)	(340,885)	(6,470,671)
Class R5
Shares Sold	1,641,838	$ 34,220,609	802,326	$ 14,635,220
Shares Issued for Reinvested Dividends	92,807	1,954,636	278,873	5,250,372
Shares Redeemed	(1,549,727)	(34,015,363)	(1,956,200)	(36,004,334)
Net Increase (Decrease)	184,918	2,159,882	(875,001)	(16,118,742)
Class R6
Shares Sold	1,024,580	$ 22,209,707	1,617,179	$ 29,511,931
Shares Issued for Reinvested Dividends	84,605	1,790,192	215,494	4,044,046
Shares Redeemed	(848,471)	(18,624,173)	(1,293,116)	(23,556,776)
Net Increase (Decrease)	260,714	5,375,726	539,557	9,999,201
Class Y
Shares Sold	1,290,931	$ 27,947,876	2,226,330	$ 40,140,301
Shares Issued for Reinvested Dividends	115,344	2,434,785	392,940	7,398,398
Shares Redeemed	(1,008,753)	(22,141,456)	(3,219,621)	(56,256,214)
Net Increase (Decrease)	397,522	8,241,205	(600,351)	(8,717,515)
Class F
Shares Sold	8,946,727	$ 192,753,571	11,762,717	$ 205,404,640
Shares Issued for Reinvested Dividends	1,449,703	30,022,805	4,181,434	77,191,341
Shares Redeemed	(13,229,490)	(284,172,877)	(11,310,899)	(199,892,407)
Net Increase (Decrease)	(2,833,060)	(61,396,501)	4,633,252	82,703,574
Total Net Increase (Decrease)	(5,069,806)	$ (113,939,150)	6,610,423	$ 120,296,284
129

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Growth Opportunities Fund
Class A
Shares Sold	5,209,175	$ 302,551,393	5,812,021	$ 259,824,535
Shares Issued for Reinvested Dividends	7,642,117	408,394,711	3,358,472	128,192,872
Shares Redeemed	(7,857,838)	(457,256,332)	(8,349,301)	(364,377,295)
Net Increase (Decrease)	4,993,454	253,689,772	821,192	23,640,112
Class C
Shares Sold	1,814,685	$ 42,859,385	2,155,278	$ 46,083,147
Shares Issued for Reinvested Dividends	4,008,428	87,303,560	1,561,881	29,066,389
Shares Redeemed	(5,222,282)	(124,561,047)	(5,277,715)	(112,869,127)
Net Increase (Decrease)	600,831	5,601,898	(1,560,556)	(37,719,591)
Class I
Shares Sold	6,786,614	$ 423,546,619	8,087,671	$ 380,046,455
Shares Issued for Reinvested Dividends	3,207,164	185,309,937	1,712,981	69,821,119
Shares Redeemed	(7,861,192)	(491,248,063)	(16,144,778)	(718,420,627)
Net Increase (Decrease)	2,132,586	117,608,493	(6,344,126)	(268,553,053)
Class R3
Shares Sold	217,459	$ 12,458,353	183,888	$ 8,139,758
Shares Issued for Reinvested Dividends	133,397	7,088,738	70,480	2,685,999
Shares Redeemed	(388,784)	(22,241,704)	(510,198)	(22,155,084)
Net Increase (Decrease)	(37,928)	(2,694,613)	(255,830)	(11,329,327)
Class R4
Shares Sold	260,470	$ 16,275,076	248,241	$ 12,098,571
Shares Issued for Reinvested Dividends	149,374	8,675,642	84,663	3,477,115
Shares Redeemed	(483,285)	(30,586,387)	(714,482)	(33,779,284)
Net Increase (Decrease)	(73,441)	(5,635,669)	(381,578)	(18,203,598)
Class R5
Shares Sold	88,508	$ 5,974,431	145,107	$ 7,246,281
Shares Issued for Reinvested Dividends	44,659	2,790,306	30,971	1,353,114
Shares Redeemed	(159,100)	(10,438,793)	(373,606)	(18,780,243)
Net Increase (Decrease)	(25,933)	(1,674,056)	(197,528)	(10,180,848)
Class R6
Shares Sold	490,627	$ 33,816,735	306,651	$ 16,060,946
Shares Issued for Reinvested Dividends	77,962	4,986,464	28,918	1,288,564
Shares Redeemed	(230,683)	(16,066,034)	(200,896)	(10,416,531)
Net Increase (Decrease)	337,906	22,737,165	134,673	6,932,979
Class Y
Shares Sold	2,179,222	$ 149,741,177	4,986,167	$ 311,128,698
Shares Issued for Reinvested Dividends	841,194	53,752,317	199,027	8,864,641
Shares Redeemed	(2,205,530)	(152,562,447)	(2,009,071)	(111,330,500)
Net Increase (Decrease)	814,886	50,931,047	3,176,123	208,662,839
Class F
Shares Sold	6,728,193	$ 425,460,841	3,945,706	$ 196,024,123
Shares Issued for Reinvested Dividends	1,886,638	109,557,047	769,915	31,497,242
Shares Redeemed	(4,459,130)	(280,955,262)	(3,691,002)	(177,948,400)
Net Increase (Decrease)	4,155,701	254,062,626	1,024,619	49,572,965
Total Net Increase (Decrease)	12,898,062	$ 694,626,663	(3,583,011)	$ (57,177,522)
Healthcare Fund
Class A
Shares Sold	1,918,507	$ 82,032,094	1,358,922	$ 51,528,734
Shares Issued for Reinvested Dividends	2,232,980	90,190,081	1,142,449	42,179,219
Shares Redeemed	(2,567,935)	(109,917,953)	(2,954,883)	(111,468,464)
Net Increase (Decrease)	1,583,552	62,304,222	(453,512)	(17,760,511)
Class C
Shares Sold	368,990	$ 11,716,851	416,479	$ 12,224,079
Shares Issued for Reinvested Dividends	743,990	22,349,458	382,047	10,983,839
Shares Redeemed	(1,445,763)	(46,040,790)	(1,283,408)	(37,962,383)
Net Increase (Decrease)	(332,783)	(11,974,481)	(484,882)	(14,754,465)
130

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	2,309,673	$ 105,781,014	2,595,432	$ 104,468,275
Shares Issued for Reinvested Dividends	924,714	40,077,121	416,322	16,319,822
Shares Redeemed	(2,209,353)	(101,145,679)	(2,244,715)	(89,839,287)
Net Increase (Decrease)	1,025,034	44,712,456	767,039	30,948,810
Class R3
Shares Sold	151,226	$ 6,683,795	197,480	$ 7,654,724
Shares Issued for Reinvested Dividends	90,203	3,742,540	55,830	2,117,618
Shares Redeemed	(270,146)	(11,931,278)	(439,877)	(17,102,681)
Net Increase (Decrease)	(28,717)	(1,504,943)	(186,567)	(7,330,339)
Class R4
Shares Sold	134,157	$ 6,296,937	200,061	$ 8,245,646
Shares Issued for Reinvested Dividends	58,738	2,616,195	36,845	1,484,498
Shares Redeemed	(229,273)	(10,763,007)	(365,083)	(15,109,587)
Net Increase (Decrease)	(36,378)	(1,849,875)	(128,177)	(5,379,443)
Class R5
Shares Sold	79,162	$ 3,961,571	209,035	$ 9,163,668
Shares Issued for Reinvested Dividends	25,326	1,201,964	8,515	362,223
Shares Redeemed	(89,603)	(4,495,885)	(137,584)	(5,877,478)
Net Increase (Decrease)	14,885	667,650	79,966	3,648,413
Class R6
Shares Sold	55,913	$ 2,913,413	54,266	$ 2,377,216
Shares Issued for Reinvested Dividends	9,082	438,736	3,211	138,636
Shares Redeemed	(32,048)	(1,696,505)	(9,001)	(390,531)
Net Increase (Decrease)	32,947	1,655,644	48,476	2,125,321
Class Y
Shares Sold	450,272	$ 22,884,351	542,348	$ 23,900,470
Shares Issued for Reinvested Dividends	219,387	10,587,619	96,305	4,156,525
Shares Redeemed	(397,553)	(20,324,517)	(367,262)	(16,122,522)
Net Increase (Decrease)	272,106	13,147,453	271,391	11,934,473
Class F
Shares Sold	262,096	$ 12,136,397	135,930	$ 5,893,269
Shares Issued for Reinvested Dividends	89,913	3,913,893	45,179	1,776,419
Shares Redeemed	(183,888)	(8,417,394)	(154,961)	(6,147,780)
Net Increase (Decrease)	168,121	7,632,896	26,148	1,521,908
Total Net Increase (Decrease)	2,698,767	$ 114,791,022	(60,118)	$ 4,954,167
MidCap Fund
Class A
Shares Sold	5,765,546	$ 206,608,439	7,479,560	$ 213,627,977
Shares Issued for Reinvested Dividends	10,539,072	343,679,112	4,994,716	148,592,803
Shares Redeemed	(12,122,834)	(430,915,073)	(16,503,575)	(468,979,095)
Net Increase (Decrease)	4,181,784	119,372,478	(4,029,299)	(106,758,315)
Class C
Shares Sold	997,903	$ 22,218,396	1,573,527	$ 30,282,962
Shares Issued for Reinvested Dividends	3,497,780	71,039,908	1,866,822	37,149,763
Shares Redeemed	(6,508,579)	(145,602,161)	(8,672,532)	(165,685,884)
Net Increase (Decrease)	(2,012,896)	(52,343,857)	(5,232,183)	(98,253,159)
Class I
Shares Sold	18,766,871	$ 702,875,370	46,979,290	$ 1,323,608,186
Shares Issued for Reinvested Dividends	13,770,100	469,422,719	6,833,413	211,084,130
Shares Redeemed	(51,765,006)	(1,948,483,150)	(65,064,509)	(1,964,863,323)
Net Increase (Decrease)	(19,228,035)	(776,185,061)	(11,251,806)	(430,171,007)
Class R3
Shares Sold	328,898	$ 13,349,542	732,243	$ 22,709,563
Shares Issued for Reinvested Dividends	278,856	10,337,182	135,870	4,553,016
Shares Redeemed	(897,014)	(36,300,678)	(1,028,675)	(33,458,482)
Net Increase (Decrease)	(289,260)	(12,613,954)	(160,562)	(6,195,903)
131

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	616,644	$ 26,335,205	1,188,661	$ 39,805,895
Shares Issued for Reinvested Dividends	530,397	20,812,764	324,499	11,409,397
Shares Redeemed	(2,562,147)	(109,758,970)	(3,333,796)	(113,157,709)
Net Increase (Decrease)	(1,415,106)	(62,611,001)	(1,820,636)	(61,942,417)
Class R5
Shares Sold	1,925,411	$ 85,163,229	2,214,020	$ 77,371,989
Shares Issued for Reinvested Dividends	805,971	32,980,317	534,352	19,461,090
Shares Redeemed	(5,761,404)	(259,286,863)	(6,388,662)	(229,431,554)
Net Increase (Decrease)	(3,030,022)	(141,143,317)	(3,640,290)	(132,598,475)
Class R6
Shares Sold	7,264,767	$ 326,578,751	13,129,081	$ 470,477,844
Shares Issued for Reinvested Dividends	3,932,733	163,365,732	1,978,533	72,988,070
Shares Redeemed	(22,294,027)	(1,010,767,875)	(15,444,055)	(551,163,077)
Net Increase (Decrease)	(11,096,527)	(520,823,392)	(336,441)	(7,697,163)
Class Y
Shares Sold	4,103,182	$ 185,837,048	8,081,483	$ 279,248,651
Shares Issued for Reinvested Dividends	2,564,133	106,283,299	1,713,171	63,096,079
Shares Redeemed	(16,202,137)	(733,248,509)	(21,978,523)	(783,693,402)
Net Increase (Decrease)	(9,534,822)	(441,128,162)	(12,183,869)	(441,348,672)
Class F
Shares Sold	11,833,195	$ 445,587,914	20,067,998	$ 592,511,897
Shares Issued for Reinvested Dividends	7,742,034	265,242,076	3,417,284	105,901,640
Shares Redeemed	(20,970,331)	(786,132,834)	(19,463,971)	(580,117,317)
Net Increase (Decrease)	(1,395,102)	(75,302,844)	4,021,311	118,296,220
Total Net Increase (Decrease)	(43,819,986)	$ (1,962,779,110)	(34,633,775)	$ (1,166,668,891)
MidCap Value Fund
Class A
Shares Sold	2,474,862	$ 41,495,746	2,480,138	$ 30,751,925
Shares Issued for Reinvested Dividends	56,642	831,510	633,942	9,248,149
Shares Redeemed	(2,543,440)	(41,457,915)	(4,519,018)	(55,158,666)
Net Increase (Decrease)	(11,936)	869,341	(1,404,938)	(15,158,592)
Class C
Shares Sold	43,557	$ 579,493	121,039	$ 1,113,875
Shares Issued for Reinvested Dividends	—	—	40,108	460,945
Shares Redeemed	(405,320)	(5,295,304)	(556,664)	(5,538,552)
Net Increase (Decrease)	(361,763)	(4,715,811)	(395,517)	(3,963,732)
Class I
Shares Sold	328,086	$ 5,572,562	520,034	$ 6,756,443
Shares Issued for Reinvested Dividends	7,619	112,984	66,544	983,484
Shares Redeemed	(553,865)	(8,619,992)	(1,126,169)	(13,885,918)
Net Increase (Decrease)	(218,160)	(2,934,446)	(539,591)	(6,145,991)
Class R3
Shares Sold	66,910	$ 1,193,206	83,482	$ 1,027,547
Shares Issued for Reinvested Dividends	—	—	12,474	191,545
Shares Redeemed	(115,157)	(2,047,635)	(211,872)	(2,849,232)
Net Increase (Decrease)	(48,247)	(854,429)	(115,916)	(1,630,140)
Class R4
Shares Sold	71,792	$ 1,296,064	112,090	$ 1,454,297
Shares Issued for Reinvested Dividends	1,122	17,850	19,234	303,476
Shares Redeemed	(208,564)	(3,543,019)	(222,635)	(3,007,462)
Net Increase (Decrease)	(135,650)	(2,229,105)	(91,311)	(1,249,689)
Class R5
Shares Sold	7,217	$ 128,610	9,680	$ 139,991
Shares Issued for Reinvested Dividends	586	9,446	2,874	46,111
Shares Redeemed	(6,437)	(116,999)	(7,314)	(94,084)
Net Increase (Decrease)	1,366	21,057	5,240	92,018
132

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	473,420	$ 8,111,667	126,076	$ 1,744,448
Shares Issued for Reinvested Dividends	5,606	90,649	24,096	388,031
Shares Redeemed	(457,356)	(8,763,398)	(202,609)	(2,806,695)
Net Increase (Decrease)	21,670	(561,082)	(52,437)	(674,216)
Class F
Shares Sold	5,244,142	$ 88,440,237	8,138,328	$ 100,149,062
Shares Issued for Reinvested Dividends	163,610	2,424,705	724,542	10,710,609
Shares Redeemed	(5,585,121)	(92,716,247)	(6,157,364)	(78,365,435)
Net Increase (Decrease)	(177,369)	(1,851,305)	2,705,506	32,494,236
Total Net Increase (Decrease)	(930,089)	$ (12,255,780)	111,036	$ 3,763,894
Quality Value Fund
Class A
Shares Sold	434,273	$ 10,311,005	439,196	$ 8,293,523
Shares Issued for Reinvested Dividends	151,354	3,182,978	399,950	8,456,495
Shares Redeemed	(947,815)	(22,212,834)	(1,349,336)	(25,330,604)
Net Increase (Decrease)	(362,188)	(8,718,851)	(510,190)	(8,580,586)
Class C
Shares Sold	29,926	$ 594,579	27,218	$ 445,180
Shares Issued for Reinvested Dividends	3,530	63,188	16,808	302,140
Shares Redeemed	(113,368)	(2,261,575)	(189,929)	(3,063,775)
Net Increase (Decrease)	(79,912)	(1,603,808)	(145,903)	(2,316,455)
Class I
Shares Sold	278,233	$ 6,680,247	116,192	$ 2,216,237
Shares Issued for Reinvested Dividends	14,220	294,345	32,925	686,590
Shares Redeemed	(110,028)	(2,556,620)	(167,957)	(3,198,931)
Net Increase (Decrease)	182,425	4,417,972	(18,840)	(296,104)
Class R3
Shares Sold	4,235	$ 100,111	5,088	$ 93,854
Shares Issued for Reinvested Dividends	828	17,729	2,697	57,990
Shares Redeemed	(9,137)	(220,510)	(20,388)	(402,055)
Net Increase (Decrease)	(4,074)	(102,670)	(12,603)	(250,211)
Class R4
Shares Sold	44,905	$ 1,069,168	42,840	$ 822,386
Shares Issued for Reinvested Dividends	4,243	91,734	13,979	303,759
Shares Redeemed	(75,589)	(1,855,079)	(131,128)	(2,658,103)
Net Increase (Decrease)	(26,441)	(694,177)	(74,309)	(1,531,958)
Class R5
Shares Sold	123	$ 3,003	510	$ 10,672
Shares Issued for Reinvested Dividends	265	5,775	566	12,405
Shares Redeemed	(64)	(1,603)	(173)	(3,456)
Net Increase (Decrease)	324	7,175	903	19,621
Class R6
Shares Sold	5,718	$ 131,614	25,758	$ 484,275
Shares Issued for Reinvested Dividends	536	11,697	83	1,828
Shares Redeemed	(21,890)	(567,870)	(2,382)	(47,033)
Net Increase (Decrease)	(15,636)	(424,559)	23,459	439,070
Class Y
Shares Sold	46,187	$ 1,183,352	7,651	$ 158,274
Shares Issued for Reinvested Dividends	473	10,318	1,541	33,830
Shares Redeemed	(2,267)	(57,102)	(17,842)	(304,447)
Net Increase (Decrease)	44,393	1,136,568	(8,650)	(112,343)
Class F
Shares Sold	64,383	$ 1,454,799	110,798	$ 1,978,094
Shares Issued for Reinvested Dividends	12,550	258,522	31,266	650,547
Shares Redeemed	(95,500)	(2,207,875)	(181,962)	(3,365,916)
Net Increase (Decrease)	(18,567)	(494,554)	(39,898)	(737,275)
Total Net Increase (Decrease)	(279,676)	$ (6,476,904)	(786,031)	$ (13,366,241)
133

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Class A
Shares Sold	242,684	$ 15,163,953	129,404	$ 5,969,147
Shares Issued for Reinvested Dividends	280,755	16,331,511	64,625	3,116,821
Shares Redeemed	(441,435)	(27,592,119)	(602,309)	(27,705,360)
Net Increase (Decrease)	82,004	3,903,345	(408,280)	(18,619,392)
Class C
Shares Sold	18,046	$ 723,868	4,911	$ 150,801
Shares Issued for Reinvested Dividends	40,883	1,524,921	10,908	352,646
Shares Redeemed	(223,022)	(8,907,111)	(164,584)	(5,078,582)
Net Increase (Decrease)	(164,093)	(6,658,322)	(148,765)	(4,575,135)
Class I
Shares Sold	356,881	$ 23,938,090	1,191,528	$ 51,688,394
Shares Issued for Reinvested Dividends	118,956	7,339,599	57,456	2,916,489
Shares Redeemed	(555,069)	(36,106,911)	(3,414,260)	(171,804,734)
Net Increase (Decrease)	(79,232)	(4,829,222)	(2,165,276)	(117,199,851)
Class R3
Shares Sold	34,992	$ 2,097,739	41,973	$ 1,789,694
Shares Issued for Reinvested Dividends	11,592	661,760	3,087	146,681
Shares Redeemed	(58,869)	(3,639,902)	(119,534)	(5,504,341)
Net Increase (Decrease)	(12,285)	(880,403)	(74,474)	(3,567,966)
Class R4
Shares Sold	89,389	$ 5,836,584	138,690	$ 6,582,259
Shares Issued for Reinvested Dividends	32,051	1,953,808	12,210	614,885
Shares Redeemed	(392,229)	(25,488,142)	(456,656)	(20,953,685)
Net Increase (Decrease)	(270,789)	(17,697,750)	(305,756)	(13,756,541)
Class R5
Shares Sold	262,369	$ 18,020,843	720,572	$ 37,862,183
Shares Issued for Reinvested Dividends	80,046	5,219,014	21,655	1,157,694
Shares Redeemed	(408,838)	(28,555,099)	(1,119,362)	(58,971,093)
Net Increase (Decrease)	(66,423)	(5,315,242)	(377,135)	(19,951,216)
Class R6
Shares Sold	334,847	$ 23,790,157	1,797,542	$ 98,016,701
Shares Issued for Reinvested Dividends	90,910	6,035,522	17,777	965,664
Shares Redeemed	(666,499)	(47,474,079)	(1,722,133)	(85,535,221)
Net Increase (Decrease)	(240,742)	(17,648,400)	93,186	13,447,144
Class Y
Shares Sold	710,508	$ 50,782,835	1,010,537	$ 51,567,246
Shares Issued for Reinvested Dividends	243,023	16,134,292	92,203	5,010,332
Shares Redeemed	(1,739,428)	(123,651,652)	(3,823,424)	(209,045,933)
Net Increase (Decrease)	(785,897)	(56,734,525)	(2,720,684)	(152,468,355)
Class F
Shares Sold	272,698	$ 18,053,254	192,412	$ 7,897,145
Shares Issued for Reinvested Dividends	51,104	3,169,442	12,299	626,749
Shares Redeemed	(613,475)	(41,379,020)	(354,986)	(17,110,113)
Net Increase (Decrease)	(289,673)	(20,156,324)	(150,275)	(8,586,219)
Total Net Increase (Decrease)	(1,827,130)	$ (126,016,843)	(6,257,459)	$ (325,277,531)
Small Cap Value Fund
Class A
Shares Sold	1,188,590	$ 15,684,280	431,215	$ 3,396,385
Shares Issued for Reinvested Dividends	34,939	359,520	292,505	2,936,036
Shares Redeemed	(750,779)	(9,444,203)	(1,289,036)	(10,577,661)
Net Increase (Decrease)	472,750	6,599,597	(565,316)	(4,245,240)
Class C
Shares Sold	108,329	$ 1,209,656	31,607	$ 222,855
Shares Issued for Reinvested Dividends	441	3,924	26,761	229,881
Shares Redeemed	(122,556)	(1,345,622)	(189,586)	(1,389,193)
Net Increase (Decrease)	(13,786)	(132,042)	(131,218)	(936,457)
134

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	2,537,268	$ 33,866,723	295,467	$ 2,831,571
Shares Issued for Reinvested Dividends	5,247	53,996	41,551	418,405
Shares Redeemed	(437,736)	(5,819,619)	(405,903)	(3,187,749)
Net Increase (Decrease)	2,104,779	28,101,100	(68,885)	62,227
Class R3
Shares Sold	29,282	$ 397,377	9,891	$ 82,868
Shares Issued for Reinvested Dividends	326	3,498	3,512	36,622
Shares Redeemed	(15,655)	(197,530)	(17,164)	(139,499)
Net Increase (Decrease)	13,953	203,345	(3,761)	(20,009)
Class R4
Shares Sold	822	$ 11,178	1,313	$ 11,330
Shares Issued for Reinvested Dividends	33	362	226	2,398
Shares Redeemed	(584)	(8,365)	(4,441)	(42,520)
Net Increase (Decrease)	271	3,175	(2,902)	(28,792)
Class R5
Shares Sold	3,061	$ 44,058	1,479	$ 10,000
Shares Issued for Reinvested Dividends	14	148	69	730
Shares Redeemed	(2,457)	(34,282)	(1,479)	(11,716)
Net Increase (Decrease)	618	9,924	69	(986)
Class R6
Shares Sold	88,436	$ 1,245,447	18,071	$ 163,710
Shares Issued for Reinvested Dividends	357	3,866	665	7,036
Shares Redeemed	(9,262)	(115,115)	(741)	(7,349)
Net Increase (Decrease)	79,531	1,134,198	17,995	163,397
Class Y
Shares Sold	124,042	$ 1,700,660	842	$ 7,711
Shares Issued for Reinvested Dividends	342	3,688	2,671	28,235
Shares Redeemed	(14,694)	(205,546)	(27,529)	(261,033)
Net Increase (Decrease)	109,690	1,498,802	(24,016)	(225,087)
Class F
Shares Sold	2,116,114	$ 27,975,721	906,600	$ 7,468,195
Shares Issued for Reinvested Dividends	64,774	665,880	329,545	3,318,168
Shares Redeemed	(1,320,995)	(15,530,755)	(1,038,699)	(8,257,092)
Net Increase (Decrease)	859,893	13,110,846	197,446	2,529,271
Total Net Increase (Decrease)	3,627,699	$ 50,528,945	(580,588)	$ (2,701,676)
Small Company Fund
Class A
Shares Sold	1,809,812	$ 54,140,187	1,886,865	$ 39,854,997
Shares Issued for Reinvested Dividends	1,517,800	41,967,161	956,824	19,433,104
Shares Redeemed	(1,970,509)	(58,538,530)	(2,885,202)	(59,241,409)
Net Increase (Decrease)	1,357,103	37,568,818	(41,513)	46,692
Class C
Shares Sold	105,496	$ 1,863,781	116,822	$ 1,577,039
Shares Issued for Reinvested Dividends	98,681	1,604,546	70,385	901,628
Shares Redeemed	(243,229)	(4,261,364)	(366,573)	(4,857,687)
Net Increase (Decrease)	(39,052)	(793,037)	(179,366)	(2,379,020)
Class I
Shares Sold	722,263	$ 23,465,518	296,143	$ 6,816,692
Shares Issued for Reinvested Dividends	113,755	3,392,187	75,333	1,633,979
Shares Redeemed	(329,416)	(10,447,336)	(304,758)	(6,628,138)
Net Increase (Decrease)	506,602	16,410,369	66,718	1,822,533
Class R3
Shares Sold	136,144	$ 4,520,959	89,211	$ 1,943,559
Shares Issued for Reinvested Dividends	45,509	1,394,856	35,475	793,230
Shares Redeemed	(217,034)	(7,087,863)	(258,886)	(5,812,439)
Net Increase (Decrease)	(35,381)	(1,172,048)	(134,200)	(3,075,650)
135

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	130,342	$ 4,726,037	118,455	$ 2,883,625
Shares Issued for Reinvested Dividends	37,589	1,251,351	31,292	752,892
Shares Redeemed	(189,059)	(6,753,577)	(304,693)	(7,836,433)
Net Increase (Decrease)	(21,128)	(776,189)	(154,946)	(4,199,916)
Class R5
Shares Sold	84,862	$ 3,272,537	44,314	$ 1,187,403
Shares Issued for Reinvested Dividends	10,551	377,953	6,152	157,911
Shares Redeemed	(44,399)	(1,705,756)	(56,252)	(1,506,697)
Net Increase (Decrease)	51,014	1,944,734	(5,786)	(161,383)
Class R6
Shares Sold	129,943	$ 5,123,929	43,328	$ 1,379,271
Shares Issued for Reinvested Dividends	3,508	128,962	220	5,772
Shares Redeemed	(32,019)	(1,254,201)	(5,289)	(151,909)
Net Increase (Decrease)	101,432	3,998,690	38,259	1,233,134
Class Y
Shares Sold	2,592,104	$ 111,577,676	236,078	$ 6,005,173
Shares Issued for Reinvested Dividends	47,078	1,728,226	58,965	1,548,420
Shares Redeemed	(2,109,893)	(87,145,029)	(943,050)	(22,519,569)
Net Increase (Decrease)	529,289	26,160,873	(648,007)	(14,965,976)
Class F
Shares Sold	3,078,986	$ 99,109,263	1,838,858	$ 40,440,450
Shares Issued for Reinvested Dividends	808,547	24,288,757	518,887	11,316,929
Shares Redeemed	(2,624,084)	(85,717,671)	(2,396,511)	(56,036,553)
Net Increase (Decrease)	1,263,449	37,680,349	(38,766)	(4,279,174)
Total Net Increase (Decrease)	3,713,328	$ 121,022,559	(1,097,607)	$ (25,958,760)
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure,
136

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by each Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
137

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
138

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
139

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
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Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
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Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

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(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
Hartford Quality Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 3-4, 2021, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other
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means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
149

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- , and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 28, 2022.
The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
150

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile.
Hartford Quality Value Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
151

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.
MFAR-DE21    12/21     226049    Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$261,500 for the fiscal year ended October 31, 2020; $284,690 for the fiscal year ended October 31, 2021.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2020; $0 for the fiscal year ended October 31, 2021

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$70,962 for the fiscal year ended October 31, 2020; $65,952 for the fiscal year ended October 31, 2021. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2020; $11,586 for the fiscal year ended October 31, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2021, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $70,962 for the fiscal year ended October 31, 2020; $77,538 for the fiscal year ended October 31, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $0 for the fiscal year ended October 31, 2020 and $325,000 for the fiscal year ended October 31, 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 6, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 6, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 6, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)